As filed with the Securities and Exchange Commission on April 29, 1998

                                                       Registration Nos. 33-5033
                                                                        811-4642
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                      [ ]

                        POST-EFFECTIVE AMENDMENT NO. 25                    [X]

                                     AND/OR

                             REGISTRATION STATEMENT
                                      UNDER
                      THE INVESTMENT COMPANY ACT OF 1940                   [X]

                               AMENDMENT NO. 28                            [X]

                        (CHECK APPROPRIATE BOX OR BOXES)

                             ----------------------

                          THE PHOENIX EDGE SERIES FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             ----------------------

               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                        C/O VARIABLE PRODUCTS OPERATIONS

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                                 (800) 447-4312
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                             ----------------------

                                   COPIES TO:

         THOMAS N. STEENBURG                            EDWIN L. KERR, ESQ.
VICE PRESIDENT, COUNSEL AND SECRETARY              C/O PHOENIX HOME LIFE MUTUAL
  PHOENIX DUFF & PHELPS CORPORATION                      INSURANCE COMPANY
         56 PROSPECT STREET                              ONE AMERICAN ROW
         HARTFORD, CT 06115                             HARTFORD, CT 06115



                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ----------------------


              It is proposed that this filing will become effective (check appropriate box):
              [ ] Immediately upon filing pursuant to paragraph (b)
              [X] On May 1, 1998 pursuant to paragraph (b), or
              [ ] 60 days after filing pursuant to paragraph (a)(i)
              [ ] On ( ) pursuant to paragraph (a)(i)
              [ ] 75 days after filing pursuant to paragraph (a)(ii)
              [ ] On ( ) pursuant to paragraph (a)(ii) of Rule 485
                  If appropriate, check the following box:
              [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          THE PHOENIX EDGE SERIES FUND

                              CROSS-REFERENCE SHEET

                   SHOWING LOCATION IN PROSPECTUS (PART A) AND
                  STATEMENT OF ADDITIONAL INFORMATION (PART B)
                      OF INFORMATION REQUIRED BY FORM N-1A
                             PURSUANT TO RULE 495(A)


                                     PART A

                         FORM N-1A ITEM                                               PROSPECTUS CAPTION
                         --------------                                               ------------------

1.   Cover Page.................................................        Cover Page

2.   Synopsis...................................................        Introduction

3.   Condensed Financial Information............................        Financial Highlights

4.   General Description of Registrant..........................        Introduction; Investment Objectives and Policies; Other
                                                                        Special Investment Methods; The Fund and Its Management

5.   Management of the Fund.....................................        The Fund and Its Management; Custodian, Transfer Agent
                                                                        and Dividend Paying Agent

6.   Capital Stock and Other Securities.........................        The Fund and Its Management; Shares of Beneficial Interest;
                                                                        Dividends and Distributions; Taxes

7.   Purchase of Securities Being Offered.......................        Purchase of Shares; Net Asset Value; Redemption of Shares

8.   Redemption or Repurchase...................................        Purchase of Shares; Net Asset Value; Redemption of Shares

9.   Pending Legal Proceedings..................................        Not Applicable

                                     PART B

                        FORM N-1A ITEM                                      STATEMENT OF ADDITIONAL INFORMATION CAPTION
                        --------------                                      -------------------------------------------

10.  Cover Page.................................................        Cover Page

11.  Table of Contents..........................................        Table of Contents

12.  General Information and History............................        The Phoenix Edge Series Fund; Investing in the Fund

13.  Investment Objectives and Policies.........................        Investment Policies; Investment Restrictions;
                                                                        Portfolio Turnover

14.  Management of the Fund.....................................        Management of the Fund

15.  Control Persons and Principal Holders of Securities........        Management of the Fund

16.  Investment Advisory and Other Services.....................        Management of the Fund; The Investment Adviser

17.  Brokerage Allocation and Other Practices...................        Brokerage Allocation

18.  Capital Stock and Other Securities.........................        Investing in the Fund; Redemption of Shares

19.  Purchase, Redemption and Pricing of
     Securities Being Offered...................................        Determination of Net Asset Value; Investing in the Fund;
                                                                        Redemption of Shares

20.  Tax Status.................................................        Taxes

21.  Underwriters...............................................        Not Applicable

22.  Calculation of Yield Quotations of Money
     Market Funds...............................................        Money Market Series

23.  Financial Statements.......................................        Financial Statements

IMPORTANT NOTICE TO CALIFORNIA RESIDENTS
The following funds as described in this prospectus are not yet available to California residents and are pending California state approval:
o       Engemann Nifty Fifty ("Nifty Fifty")
o       Seneca Mid-Cap Growth ("Seneca Mid-Cap")
o       Phoenix Growth and Income ("Growth & Income")
o       Phoenix Value Equity ("Value")
o       Schafer Mid-Cap Value ("Schafer Mid-Cap")
We will notify California residents when these funds become available upon approval by the State.

                          THE PHOENIX EDGE SERIES FUND


HOME OFFICE:                                           PHOENIX VARIABLE PRODUCTS
                                                       MAIL OPERATIONS ("VPMO"):
101 Munson Street                                                  P.O. Box 8027
Greenfield, Massachusetts                                  Boston, MA 02266-8027


                                   PROSPECTUS


                                   May 1, 1998



    The Phoenix Edge Series Fund (formerly "The Big Edge Series Fund"), a Massachusetts business trust (the "Fund"), is an open-end management investment company which is intended to meet a wide range of investment objectives with its 15 separate Series. Generally, each Series operates as if it were a separate fund.

    The shares of the Fund are not directly offered to the public. You can invest in the Fund only by buying a Variable Accumulation Annuity Contract from Phoenix Home Life Mutual Insurance Company ("Phoenix"), or by buying a Variable Universal Life Insurance Policy, also offered by Phoenix, or by buying a Variable Accumulation Annuity Contract offered by PHL Variable Insurance Company ("PHL Variable"), or by buying a Variable Universal Life Insurance Policy offered by Phoenix Life and Annuity Company ("PLAC"), and directing the allocation of your payment or payments to the Subaccount(s) corresponding to the Series in which you wish to invest. The Subaccounts will, in turn, invest in shares of the Fund. Not all Series may be offered through a particular Contract or Policy. The Fund also offers its shares through other Phoenix products.

    The investment objectives of the Series are as follows:


    Multi-Sector Fixed Income ("Multi-Sector") Series. The investment objective of the Multi-Sector Series is to seek long-term total return by investing in a diversified portfolio of fixed income securities market sectors encompassing high yield (high risk) and high quality fixed income securities. The Multi-Sector Series will not, however, invest more than 35% of its assets, determined at the time of investment, in high yield (high risk) fixed income securities ("junk bonds"). These lower rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. High yield (high risk) securities are regarded as predominantly speculative with regard to each issuer's continuing ability to make interest and principal payments. In addition, the secondary market for high yield (high risk) securities may be less liquid than the market for investment trade securities. Investors should carefully assess the risks associated with an investment in the Multi-Sector Series. See "Investment Objectives and Policies."


    Money Market Series. The investment objective of the Money Market Series is to provide maximum current income consistent with capital preservation and liquidity. The Money Market Series invests exclusively in high quality money market instruments. AN INVESTMENT IN THE MONEY MARKET SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $10 PER SHARE.

    Growth Series. The investment objective of the Growth Series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Growth Series invests principally in common stocks of corporations believed by management to offer growth potential.


    Strategic Allocation ("Allocation") Series. The investment objective of the Allocation Series is to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk. The Allocation Series invests in stocks, bonds and money market instruments in accordance with the Adviser's appraisal of investments most likely to achieve the highest total rate of return.


    Balanced Series. The investment objectives of the Balanced Series are reasonable income, long-term capital growth and conservation of capital. It is intended that this Series will invest in common stocks and fixed income securities, with emphasis on income-producing securities which appear to have some potential for capital enhancement.

    International Series. The investment objective of the International Series is to seek a high total return consistent with reasonable risk. The International Series intends to invest primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions (see "Other Special Investment Methods"). The International Portfolio provides a means for investors to invest a portion of their assets outside the United States.

    Real Estate Securities ("Real Estate") Series. The investment objective of the Real Estate Series is to seek capital appreciation and income with approximately equal emphasis. The Real Estate Series intends under normal circumstances to invest in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

    Strategic Theme ("Theme") Series. The investment objective of the Theme Series is to seek long-term appreciation of capital. This Series seeks to identify securities benefiting from long-term trends present in the United States and abroad. The Series intends to invest primarily in common stocks believed by the Adviser to have substantial potential for capital growth. Since many trends may be early in their development and no history of industry growth patterns are available, securities owned may present a high degree of risk.

    Aberdeen New Asia ("Asia") Series. This Series seeks as its investment objective long-term capital appreciation. It is intended that this Series will invest primarily in a diversified portfolio of equity securities of issuers located in at least three different countries throughout Asia, other than Japan.

    Research Enhanced Index ("Enhanced Index") Series. The investment objective of the Enhanced Index Series is to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). It is intended that the Series will invest in a portfolio of undervalued common stocks and other equity securities which appear to offer growth potential and an overall volatility of return similar to that of the S&P 500.


    Engemann Nifty Fifty ("Nifty Fifty") Series. As its investment objective, this Series seeks to achieve long-term capital appreciation by investing in approximately 50 different securities which, in the opinion of the Adviser, offer the best potential for long-term growth of capital. At least 75% of the Series' assets will be invested in common stocks of high quality growth companies. The remaining portion will be invested in common stocks of small corporations with rapidly growing earnings per share or common stocks believed to be undervalued.

    Seneca Mid-Cap Growth ("Seneca Mid-Cap") Series. As its investment objective, this Series seeks capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Series seeks to outperform the Standard & Poor's Mid-Cap 400 Index.


    Phoenix Growth and Income ("Growth & Income") Series. This Series seeks, as its investment objective, dividend growth, current income and capital appreciation by investing in common stocks. The Fund seeks to achieve its objective by selecting securities primarily from equity securities of the 1,000 largest companies traded in the United States, ranked by market capitalization.


    Phoenix Value Equity ("Value") Series. The primary investment objective is long-term capital appreciation with a secondary investment objective of current income. The Series seeks to achieve its objective by investing in a diversified portfolio of common stocks that meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price.


    Schafer Mid-Cap Value ("Schafer Mid-Cap") Series. Long-term capital appreciation is the primary investment objective of this Series with current income as the secondary investment objective. The Series will invest in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value.

    There can be no assurance that any Series will achieve its objectives. See "Investment Objectives and Policies."


    This Prospectus gives you the facts about the Fund and each of its Series that you should know before directing investment in the Fund, and it should be read and kept for future reference. A Statement of Additional Information ("SAI") dated May 1, 1998, which contains further information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this Prospectus. A free copy of the SAI may be obtained by calling Variable Products Operations ("VPO") of Phoenix at (800) 447-4312, or by writing to Phoenix Variable Products Mail Operations at PO Box 8027, Boston, Massachusetts 02266-8027.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




         This Prospectus should be read and retained future reference.

                          THE PHOENIX EDGE SERIES FUND

                                TABLE OF CONTENTS


Heading                                                     Page
----------------------------------------------------------------


Fund Expenses............................................     4
Financial Highlights.....................................     5
Introduction.............................................    10
Investment Objectives and Policies.......................    11
    Multi-Sector Series..................................    11
    Money Market Series..................................    13
    Growth Series........................................    13
    Allocation Series....................................    14
    International Series.................................    14
    Balanced Series......................................    16
    Real Estate Series...................................    16
    Theme Series.........................................    17
    Asia Series..........................................    18
    Enhanced Index Series................................    18
    Nifty Fifty Series...................................    19
    Seneca Mid-Cap Series................................    19
    Growth & Income Series...............................    20
    Value Series.........................................    20
    Schafer Mid-Cap Series...............................    20
Other Special Investment Methods.........................    21
    Convertible Securities...............................    21
    Repurchase Agreements................................    21
    Options..............................................    21
    Financial Futures and Related Options................    21
    Foreign Securities...................................    22
    Leverage.............................................    22
    Private Placements & Rule 144A Securities............    23
    Mortgage-Backed Securities...........................    23
    Lending of Portfolio Securities......................    24
    When-Issued Securities...............................    24
Investment Restrictions..................................    24
Portfolio Turnover.......................................    24
The Fund and Its Management..............................    25
    Investment Advisers..................................    25
    Portfolio Managers...................................    26
        Balanced Series..................................    26
        Allocation Series................................    26
        Multi-Sector Series..............................    26
        Growth Series....................................    26
        International Series.............................    26
        Money Market Series..............................    26
        Real Estate Series...............................    26
        Theme Series.....................................    26
        Asia Series......................................    26
        Enhanced Index Series............................    26
        Nifty Fifty Series...............................    27
        Seneca Mid-Cap Series............................    27
        Growth & Income Series...........................    27
        Value Series.....................................    27
        Schafer Mid-Cap Series...........................    27
    Advisory Fees........................................    27
    Financial Agent......................................    28
    Expenses.............................................    28
    Portfolio Transactions and Brokerage.................    28
    Performance History..................................    28
Shares of Beneficial Interest............................    29
Purchase of Shares.......................................    30
Net Asset Value..........................................    30
Redemption of Shares.....................................    30
Dividends and Distributions..............................    30
Taxes   .................................................    31
Custodian, Transfer Agent and
    Dividend Paying Agent................................    31
Other Information........................................    31
Appendix ................................................    31



No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Advisers or the Distributor. This Prospectus does not constitute an offering in any state in which such offering may not be lawfully made.

                                  FUND EXPENSES

    The following table illustrates all expenses and fees that a shareholder in each Series of the Fund will incur. Expenses borne by these separate accounts and by the owners of the contracts and policies are not reflected in the table. Please refer to the applicable Variable Contract prospectus for such charges. The expenses and fees set forth in the table (except for the Nifty Fifty, Seneca Mid-Cap, Growth & Income, Value and Schafer Mid-Cap Series) are for the fiscal year ended December 31, 1997.


                        SHAREHOLDER TRANSACTION EXPENSES
                                                                      ALL SERIES
                                                                      ----------
Sales Load Imposed on Purchases..................................        None
Sales Load Imposed on Reinvested Dividends.......................        None
Deferred Sales Load..............................................        None
Redemption Fees..................................................        None
Exchange Fees....................................................        None

                         ANNUAL FUND OPERATING EXPENSES

  (as a percentage of average net assets for the year ending December 31, 1997)

                                                                          MONEY
                                     GROWTH    MULTI-SECTOR  ALLOCATION   MARKET  INTERNATIONAL   BALANCED   REAL ESTATE   THEME
                                     ------    ------------  ----------   ------  -------------   --------   -----------   -----
Management Fees
  Investment Advisory Fees.........    63%        .50%         .58%       .40%         .75%         .55%        .75%        .75%
12b-1 Fees.........................   None        None         None       None         None         None        None        None
Other Operating Expenses
  (After Reimbursement)............   .11%(1)     .15%(1)      .13%(1)    .15%(1)      .26%(1)      .16%(1)     .25%(2)     .25%(3)
                                      ----        ----         ----       ----         ----        -----       -----       -----
  Total Fund Operating Expenses....    74%        .65%         .71%       .55%        1.01%         .71%       1.00%       1.00%

                                                ENHANCED
                                      ASIA       INDEX     NIFTY FIFTY   GROWTH & INCOME   VALUE    SENECA MID-CAP   SCHAFER MID-CAP
                                      ----       -----     -----------   ---------------   -----    --------------   ---------------
Management Fees
  Investment Advisory Fees.........   1.00%       .45%        .90%            .70%         .70%         .80%              1.05%
12b-1 Fees.........................    None       None        None            None         None         None               None
Other Operating Expenses
  (After Reimbursement)............    .25%(3)    .10%(1)     .15%(1)         .15%(1)      .15%(1)      .25%(1)            .15%(1)
                                      -----       ----        ----            ----         ----        -----              -----
  Total Fund Operating Expenses...    1.25%       .55%        1.05%            .85%         .85%        1.05%              1.20%


EXAMPLE:
The following example illustrates the expenses that you would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and
(2) redemption at the end of each time period. As noted above, the Fund charges no redemption fees of any kind.

                                                                            MONEY
                                      GROWTH    MULTI-SECTOR  ALLOCATION    MARKET    INTERNATIONAL  BALANCED   REAL ESTATE  THEME
                                      ------    ------------  ----------    ------    -------------  --------   -----------  -----

1 Year............................     $  8        $  7          $  7        $  6         $  10        $  7        $  10      $  10
3 Years...........................     $ 24        $ 21          $ 23        $ 18         $  32        $ 22        $  32      $  32
5 Years...........................     $ 41        $ 36          $ 40        $ 31         $  56        $ 39        $  55      $  55
10 Years..........................     $ 92        $ 81          $ 88        $ 69         $ 124        $ 87        $ 122      $ 122


                                               ENHANCED
                                       ASIA      INDEX     NIFTY FIFTY   GROWTH & INCOME   VALUE    SENECA MID-CAP   SCHAFER MID-CAP
                                       ----      -----     -----------   ---------------   -----    --------------   ---------------

1 Year............................     $ 13      $  6        $  11           $   9         $   9        $  11            $  12
3 Years...........................     $ 40      $ 18        $  33           $  27         $  27        $  33            $  38
5 Years...........................     $ 69      $ 31        $  58           $  47         $  47        $  58            $  66
10 Years..........................     $151      $ 69        $ 128           $ 105         $ 105        $ 128            $ 145

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OR PERFORMANCE MAY BE GREATER OR LESS THAN THOSE SHOWN. THE PURPOSE OF THE TABLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR WILL BEAR DIRECTLY OR INDIRECTLY AT THE FUND LEVEL. SEE "THE FUND AND ITS MANAGEMENT."

(1) Phoenix Investment Counsel, Inc. ("PIC") has agreed to reimburse the Series for the amount, if any, by which each Series' operating expenses other than the management fee for any fiscal year exceed .15% of the average net assets of the Series, except for the International, Enhanced Index, Theme and Seneca Mid-Cap Series, which are .40%, .10%, .25% and .25%, respectively. If these reimbursements had not been in place for the fiscal year ended December 31, 1997, total operating expenses for the Multi-Sector, Theme and Enhanced Index Series would have been .66%, 1.14% and 1.05%, respectively, of the average net assets of such Series. Without reimbursement, other operating expenses are estimated to be approximately .45%, .88%, .40%, .40% and .26% of the average net assets of the Nifty Fifty, Seneca Mid-Cap, Growth & Income, Value and Schafer Mid-Cap Series, respectively, for the fiscal year ending December 31, 1998. Without reimbursement, the total operating expenses are estimated to be approximately 1.35%, 1.68%, 1.10%, 1.10% and 1.31% of the average net assets of the Nifty Fifty, Seneca Mid-Cap, Growth & Income, Value and Schafer Mid-Cap Series, respectively, for the fiscal year ending December 31, 1998.

(2) Duff & Phelps Investment Management Co. and/or Phoenix and/or PHL Variable have agreed to reimburse the Real Estate Series' operating expenses for the amount, if any, by which such Series' operating expenses other than the management fees for any fiscal year exceed .25% of the average net assets of such Series. If this reimbursement had not been in place for the fiscal year ended December 31, 1997, total operating expenses for the Real Estate Series would have been 1.07% of average net assets of such Series.

(3) Phoenix-Aberdeen International Advisors, LLC and/or Phoenix and/or PHL Variable have agreed to reimburse the Asia Series' operating expenses for the amount, if any, by which such Series' operating expenses other than the management fees for any fiscal year exceed .25% of the average net assets of such Series. If this reimbursement had not been in place for the fiscal year ending December 31, 1997, total operating expenses for the Asia Series would have been 2.00% of the average net assets of such Series.

                              FINANCIAL HIGHLIGHTS
                       SELECTED PER SHARE DATA AND RATIOS
            (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

    The following tables set forth certain financial information for the respective fiscal years of the Fund. The annual information has been extracted from the Fund's audited financial statements for the respective periods. The financial information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon is included in the Annual Report to Shareholders dated December 31, 1997, which is included in the Statement of Additional Information. The Statement of Additional Information and the Fund's most recent Annual Report (which contains a discussion of the Fund's performance) are available at no charge upon request.


                               MONEY MARKET SERIES

                                                                       YEAR ENDED DECEMBER 31,
                                                                       -----------------------
                                     1997     1996      1995      1994      1993      1992      1991      1990      1989      1988
                                     ----     ----      ----      ----      ----      ----      ----      ----      ----      ----
Net asset value,
  beginning of period............$  10.00  $  10.00  $  10.00  $  10.00  $  10.00  $  10.00  $  10.00  $  10.00  $  10.00  $  10.00
Income from investment operations
  Net investment income..........    0.50      0.50      0.56     0.38(1)    0.28(1)   0.35      0.58      0.79      0.88      0.72
                                     ----      ----      ----     ------     ------    ----      ----      ----      ----      ----
   Total from investment
   operations..................      0.50      0.50      0.56      0.38      0.28      0.35      0.58      0.79      0.88      0.72
                                     ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Less distributions:
  Dividends from net investment
  income.........................   (0.50)    (0.50)    (0.56)    (0.38)    (0.28)    (0.35)    (0.58)    (0.79)    (0.88)    (0.72)
                                    -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
   Total distributions...........   (0.50)    (0.50)    (0.56)    (0.38)    (0.28)    (0.35)    (0.58)    (0.79)    (0.88)    (0.72)
                                    -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Net asset value, end of period...$  10.00  $  10.00  $  10.00  $  10.00  $  10.00  $  10.00  $  10.00  $  10.00  $  10.00  $  10.00
                                 ========= ========= ========= ========= ========= ========= ========= ========= ========= =========
Total Return(2)..................    4.99%     4.98%     5.55%     3.77%     2.80%     3.50%     5.80%     7.90%     8.80%     7.20%
Ratios/supplemental data:
  Net assets, end of period
  (thousands)....................$126,607  $131,361  $102,943  $ 94,586  $ 72,946  $ 69,962  $ 51,692  $ 38,709  $ 28,808  $ 22,294
Ratio to average net assets of:
  Operating expenses.............    0.55%     0.55%     0.53%(3)  0.55%     0.55%     0.50%     0.50%     0.50%     0.50%     0.50%
  Net investment income..........    5.07%     4.89%     5.57%     3.85%     2.84%     3.49%     5.76%     7.87%     8.96%     7.24%

(1) Includes reimbursement of operating expenses by investment adviser of $.003 and $0.01 per share, respectively.
(2) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for all periods shown.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                                  GROWTH SERIES

                                                                YEAR ENDED DECEMBER 31,
                                                                -----------------------
                        1997          1996       1995      1994       1993      1992      1991       1990      1989      1988
                        ----          ----       ----      ----       ----      ----      ----       ----      ----      ----
Net asset value,
  beginning of
  period........... $    18.89    $    18.13  $   15.69  $  16.59   $  15.01  $  14.43  $  11.72  $  11.62  $   8.83  $   8.81
Income from investment
operations
  Net investment
  income...........       0.13          0.19      0.20       0.23(1,2)  0.16(2)   0.22(2)   0.39(2)   0.35(2)   0.27(2)   0.32(2)
  Net realized
  and unrealized
  gain.............       3.70          2.10      4.60       0.02       2.77      1.25      4.64      0.10      2.88      0.02
                          ----          ----      ----       ----       ----      ----      ----      ----      ----      ----
    Total from
    investment
    operations.....       3.83          2.29      4.80       0.25       2.93      1.47      5.03      0.45      3.15      0.34
                          ----          ----      ----       ----       ----      ----      ----      ----      ----      ----
Less distributions:
  Dividends from
  net investment
  income...........      (0.13)        (0.18)    (0.17)     (0.23)     (0.15)    (0.23)    (0.37)    (0.35)    (0.27)    (0.32)
  Dividends from
  net realized
  gains............      (3.43)        (1.35)    (2.19)     (0.92)     (1.20)    (0.66)    (1.95)      --      (0.09)      --
                         -----         -----     -----      -----      -----     -----     -----     -----     -----     -----
   Total
   distributions...      (3.56)        (1.53)    (2.36)     (1.15)     (1.35)    (0.89)    (2.32)    (0.35)    (0.36)    (0.32)
                         -----         -----     -----      -----      -----     -----     -----     -----     -----     -----
Change in net asset
value..............       0.27          0.76      2.44      (0.90)      1.58      0.58      2.71      0.10      2.79      0.02
                          ----          ----      ----      -----       ----      ----      ----      ----      ----      ----
Net asset value,
end of period...... $    19.16    $    18.89  $  18.13   $  15.69   $  16.59  $  15.01  $  14.43  $  11.72  $  11.62  $   8.83
                    ==========    ==========  ========   ========   ========  ========  ========  ========  ========  ========
Total Return(5)....      21.07%        12.58%    30.85%      1.48%     19.69%    10.29%    43.83%     3.98%    36.06%     3.83%
Ratios/supplemental
data:
  Net assets, end
  of period
  (thousands)...... $1,505,568   $1,235,395  $985,389   $616,221   $446,368  $245,565  $102,259  $ 40,061  $ 29,931  $ 18,051
Ratio to average
net assets of:
  Operating
  expenses.........       0.74%        0.72%     0.75%(3)   0.80%      0.79%     0.50%     0.50%     0.50%     0.50%     0.50%
  Net investment
  income...........       0.64%        1.03%     1.12%      1.38%      0.97%     1.66%     2.14%     3.19%     2.51%     3.64%
Portfolio turnover
rate...............        284%         167%      173%       185%       185%      214%      237%      272%      285%      326%
Average commission
rate paid(4).......      $0.0496      $0.0455     N/A        N/A        N/A       N/A       N/A       N/A       N/A       N/A

(1) Includes reimbursement of operating expenses by investment adviser of $.003 per share.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.
(5) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for all periods shown.

                        MULTI-SECTOR FIXED INCOME SERIES


                                                               YEAR ENDED DECEMBER 31,
                                                               -----------------------
                       1997       1996      1995        1994        1993        1992      1991      1990      1989      1988
                       ----       ----      ----        ----        ----        ----      ----      ----      ----      ----
Net asset value,
  beginning of
  period...........  $  10.34   $  10.22  $   8.98    $  10.27    $   9.58    $   9.33  $   8.48  $   8.85  $   9.11  $   9.08
Income from investment
operations
  Net investment
  income...........      0.75(1)    0.79(1)   0.83(1,3)   0.72(1,3)   0.66(1,3)   0.66(3)   0.74(3)   0.80(3)   0.99(3)   0.92(3)
  Net realized
  and unrealized
  gain (loss)......      0.34       0.43      1.22       (1.28)       0.84        0.25      0.85     (0.37)    (0.25)    (0.01)
                         ----       ----      ----       -----        ----        ----      ----     -----     -----     -----
    Total from
    investment
    operations.....      1.09       1.22      2.05       (0.56)       1.50        0.91      1.59      0.43      0.74      0.91
                         ----       ----      ----       -----        ----        ----      ----      ----      ----      ----
Less distributions:
  Dividends from
  net investment
  income...........     (0.77)     (0.78)    (0.81)      (0.73)      (0.66)      (0.66)    (0.74)    (0.80)    (1.00)    (0.88)
  Dividends from
  net realized
  gains............     (0.28)     (0.32)      --          --        (0.15)        --        --        --        --       --
                        -----      -----     -----       -----       -----       ------     -----     -----    -----     -----
   Total
   distributions...     (1.05)     (1.10)    (0.81)      (0.73)      (0.81)      (0.66)    (0.74)    (0.80)    (1.00)    (0.88)
                        -----      -----     -----       -----       -----       -----     -----     -----     -----     -----
Change in net asset
value..............     (0.04)      0.12      1.24       (1.29)       0.69        0.25      0.85     (0.37)    (0.26)     0.03
                        -----       ----      ----       -----        ----        ----      ----     -----     -----      ----
Net asset value,
end of period......  $  10.38   $  10.34  $  10.22    $   8.98    $  10.27    $   9.58  $   9.33  $   8.48  $   8.85  $   9.11
                     ========   ========  ========    ========    ========    ========   =======  ========  ========  ========
Total Return(2)....     10.93%     12.42%    23.54%      (5.47%)     15.90%      10.03%    19.41%     5.14%     8.30%    10.36%
Ratios/supplemental
data:
  Net assets,
  end of period
  (thousands)......  $191,627   $145,044  $109,046    $ 74,686    $ 79,393    $ 43,090  $ 21,957  $ 13,558  $ 13,947  $ 11,081
Ratio to average
net assets of:
  Operating
  expenses.........      0.65%(6)   0.65%     0.65%(4)    0.66%       0.65%       0.50%     0.50%     0.50%     0.50%     0.50%
  Net investment
  income...........      7.25%(6)   7.80%     8.55%       7.62%       6.71%       7.47%     8.65%     9.26%    10.99%    10.37%
Portfolio turnover
rate...............       151%       191%      147%        181%        169%        166%      269%      318%      340%      262%

(1) Includes reimbursement of operating expenses by investment adviser of $0.001, $0.002, $0.007, $0.006 and $0.005 per share, respectively.
(2) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for all periods shown.
(3) Computed using average shares outstanding.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                                ALLOCATION SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                                 -----------------------
                        1997        1996      1995       1994          1993       1992       1991      1990       1989     1988
                        ----        ----      ----       ----          ----       ----       ----      ----       ----     ----
Net asset value,
  beginning of
  period............. $  13.65    $  13.63  $  12.68    $  13.71     $  12.86   $  12.97   $  11.07  $  11.05   $  9.68   $  9.87
Income from investment
operations
  Net investment
  income.............     0.32        0.32      0.45        0.36(1,3)    0.23(3)    0.37(3)    0.42(3)   0.58(3)   0.51(3)   0.46(3)
  Net realized
  and unrealized
  gain (loss)........     2.46        0.91      1.84       (0.56)        1.17       0.99       2.76      0.02      1.38     (0.24)
                          ----        ----      ----       -----         ----       ----       ----      ----      ----     -----
    Total from
    investment
    operations.......     2.78        1.23      2.29       (0.20)        1.40       1.36       3.18      0.60      1.89      0.22
                          ----        ----      ----       -----         ----       ----       ----      ----      ----      ----
Less distributions:
  Dividends from
  net investment
  income.............    (0.33)      (0.31)    (0.45)      (0.37)       (0.23)     (0.37)     (0.42)    (0.58)    (0.52)    (0.41)
  Dividends from
  net realized
  gains                  (1.98)      (0.90)    (0.89)      (0.46)       (0.32)     (1.10)     (0.86)      --        --        --
                         -----       -----     -----       -----        -----      -----      -----     -----     -----     -----
   Total
   distributions.....    (2.31)      (1.21)    (1.34)      (0.83)       (0.55)     (1.47)     (1.28)    (0.58)    (0.52)    (0.41)
                         -----       -----     -----       -----        -----      -----      -----     -----     -----     -----
Change in net asset
value................     0.47        0.02      0.95       (1.03)        0.85      (0.11)      1.90      0.02      1.37     (0.19)
                          ----        ----      ----       -----         ----      -----       ----      ----      ----     -----
Net asset value,
end of period......   $  14.12    $  13.65  $  13.63    $  12.68     $  13.71   $  12.86   $  12.97  $  11.07   $ 11.05   $  9.68
                      ========    ========  ========    ========     ========   ========   ========  ========   =======   =======
Total Return(2)....      20.73%       9.05%    18.22%      (1.45%)      11.02%     10.67%     29.44%     5.62%    19.88%     2.33%
Ratios/supplemental
data:
  Net assets, end
  of period
  (thousands)......   $429,002    $374,244  $353,838    $289,083     $256,011   $163,628   $ 98,415  $ 62,839   $57,901   $59,109
Ratio to average
net assets of:
  Operating
  expenses.........       0.71%(7)    0.70%     0.67%(4)    0.74%        0.74%      0.50%      0.50%     0.50%     0.50%     0.50%
  Net investment
  income...........       2.09%(7)    2.26%     3.28%       2.71%        1.82%      2.90%      3.48%     5.39%     4.73%     4.62%
Portfolio turnover
rate...............        368%        287%      170%        220%         269%       326%       255%      302%      302%      314%
Average commission
rate paid(5).......      $0.0547     $0.0530     N/A         N/A          N/A        N/A        N/A       N/A       N/A       N/A

(1) Includes reimbursement of operating expenses by investment adviser of $0.001 per share.
(2) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for all periods shown.
(3) Computed using average shares outstanding.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

                              INTERNATIONAL SERIES


                                                                                                                          FROM
                                                                                                                        INCEPTION
                                                               YEAR ENDED DECEMBER 31,                                  5/1/90 TO
                                                               -----------------------
                                     1997        1996       1995         1994       1993         1992        1991       12/31/90
                                     ----        ----       ----         ----       ----         ----       ----        --------
Net asset value, beginning of
period.........................   $   14.52   $   12.70   $   11.85   $   12.21   $    8.82    $   10.17    $   9.07    $  10.00
Income from investment
operations
  Net investment income(4).....        0.12        0.11        0.12        0.08        0.07(2)      0.09        0.24(2)     0.07(2)
  Net realized and unrealized
  gain (loss)..................        1.61        2.25        1.02       (0.07)       3.32        (1.40)       1.53       (0.88)
                                       ----        ----        ----       -----        ----        -----        ----       -----
    Total from investment
    operations.................        1.73        2.36        1.14        0.01        3.39        (1.31)       1.77       (0.81)
                                       ----        ----        ----        ----        ----        -----        ----       -----
Less distributions:
  Dividends from net investment
  income.......................       (0.22)      (0.19)      (0.04)      (0.03)        --         (0.04)      (0.24)      (0.07)
  Dividends from net realized
  gains........................       (1.50)      (0.33)      (0.25)      (0.34)        --           --        (0.41)        --
  Distributions from paid-in
  capital......................         --          --          --          --          --           --        (0.02)      (0.05)
  In excess of net investment
  income.......................         --        (0.02)        --          --          --           --          --          --
                                      -----       -----       -----       -----       -----        -----       -----       -----
    Total distributions........       (1.72)      (0.54)      (0.29)      (0.37)        --         (0.04)      (0.67)      (0.12)
                                      -----       -----       -----       -----       -----        -----       -----       -----
Change in net asset value......        0.01        1.82        0.85       (0.36)       3.39        (1.35)       1.10       (0.93)
                                       ----        ----        ----       -----        ----        -----        ----       -----
Net asset value, end of period.   $   14.53   $   14.52   $   12.70   $   11.85   $   12.21    $    8.82    $  10.17    $   9.07
                                  =========   =========   =========   =========   =========    =========    ========    ========
Total Return(3)................       12.04%      18.65%       9.59%       0.03%      38.44%      (12.89%)     19.78%      (8.10%)
Ratios/supplemental data:
Net assets, end of period
(thousands)....................   $ 194,108   $ 172,668   $ 134,455   $ 134,627   $  61,242    $  13,772    $  6,119    $  2,010
Ratio to average net
assets of:
Operating expenses.............        1.01%       1.04%       1.07%       1.10%       1.15%       1.50%        1.50%       1.50%(1)
Net investment income..........        0.72%       0.80%       0.95%       0.64%       0.49%       1.13%        2.44%       1.82%(1)
Portfolio turnover rate........         184%        142%        249%        172%        193%         74%         104%         48%(1)
Average commission rate
paid(5)........................       $0.0181     $0.0213       N/A         N/A         N/A         N/A          N/A         N/A


(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.05, $0.02 and $0.07, respectively.
(3) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for all periods shown.
(4) Computed using average shares outstanding.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.



                                 BALANCED SERIES


                                                                                                                       FROM
                                                                                                                     INCEPTION
                                                                   YEAR ENDED DECEMBER 31,                           5/1/92 TO
                                                                   -----------------------
                                                   1997          1996       1995         1994           1993         12/31/92
                                                   ----          ----       ----         ----           ----         --------
Net asset value, beginning of period.........    $  12.06      $  12.30   $  10.53     $  11.31       $  10.77       $  10.00
Income from investment operations
  Net investment income......................        0.38          0.36       0.40(4)      0.38(2,4)      0.32(2,4)      0.19(4)
  Net realized and unrealized gain (loss)....        1.73          0.89       2.02        (0.70)          0.60           0.77
                                                     ----          ----       ----        -----           ----           ----
    Total from investment operations.........        2.11          1.25       2.42        (0.32)          0.92           0.96
                                                     ----          ----       ----        -----           ----           ----
Less distributions:
  Dividends from net investment income.......       (0.40)        (0.35)     (0.40)       (0.36)         (0.32)         (0.19)
  Dividends from net realized gains..........       (1.51)        (1.14)     (0.25)       (0.10)         (0.06)           --
                                                    -----         -----      -----        -----          -----          -----
    Total distributions......................       (1.91)        (1.49)     (0.65)       (0.46)         (0.38)         (0.19)
                                                    -----         -----      -----        -----          -----          -----
Change in net asset value....................        0.20         (0.24)      1.77        (0.78)          0.54           0.77
                                                     ----         -----       ----        -----           ----           ----
Net asset value, end of period...............    $  12.26      $  12.06   $  12.30     $  10.53       $  11.31       $  10.77
                                                 ========      ========   ========     ========       ========       ========
Total Return(3)..............................       17.93%(7)     10.56%     23.28%       (2.80%)         8.57%          9.72(7)
Ratios/supplemental data:
  Net assets, end of period (thousands)......    $231,180      $204,285   $193,302     $161,105       $158,144       $ 54,467
Ratio to average net assets of:
  Operating expenses.........................        0.71%(1)      0.68%      0.65%(5)     0.69%          0.70%          0.50%(1)
  Net investment income......................        2.92%(1)      2.93%      3.44%        3.44%          3.16%          3.59%(1)
Portfolio turnover rate......................         181%          229%       223%         171%           161%           110%(1)
Average commission rate paid(6)..............       $0.0525       $0.0641      N/A          N/A            N/A            N/A


(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.001 and $0.001 per share, respectively. 3 Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for all periods shown.
(4) Computed using average shares outstanding.

(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.
(7) Not annualized.

                          REAL ESTATE SECURITIES SERIES


                                                                                                               FROM
                                                                                                             INCEPTION
                                                                                  YEAR ENDED DECEMBER 31,    5/1/95 TO
                                                                                  -----------------------
                                                                                    1997         1996        12/31/95
                                                                                    ----         ----        --------
Net asset value, beginning of period............................................  $  14.32     $  11.33     $   10.00
Income from investment operations
  Net investment income.........................................................      0.50(2)      0.50(2)       0.33(2)
  Net realized and unrealized gain..............................................      2.62         3.14          1.42
                                                                                      ----         ----          ----
    Total from investment operations............................................      3.12         3.64          1.75
                                                                                      ----         ----          ----
Less distributions:
  Dividends from net investment income..........................................     (0.48)       (0.50)        (0.33)
  Dividends from net realized gains.............................................     (0.58)       (0.15)        (0.06)
  Tax return of capital.........................................................       --           --          (0.03)
                                                                                     -----        -----         -----
    Total distributions.........................................................     (1.06)       (0.65)        (0.42)
                                                                                     -----        -----         -----
Change in net asset value.......................................................      2.06         2.99          1.33
                                                                                      ----         ----          ----
Net asset value, end of period..................................................  $  16.38     $  14.32     $   11.33
                                                                                  ========     ========     =========
Total Return(4).................................................................     22.05%       33.09%        17.79%(3)
Ratios/supplemental data:
  Net assets, end of period (thousands).........................................  $ 54,659     $ 22,710     $   8,473
Ratio to average net assets of:
  Operating expenses............................................................      1.00%       1.00%          1.00%(1)
  Net investment income.........................................................      3.59%       4.36%          4.80%(1)
Portfolio turnover rate.........................................................        41%         21%            10%(3)
Average commission rate paid(5).................................................  $   0.0490   $  0.0468          N/A

(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.01, $0.05 and $0.07 per share, respectively.

(3) Not annualized.
(4) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for the period shown.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.


                             STRATEGIC THEME SERIES


                                                                                                FROM
                                                                                              INCEPTION
                                                                                 YEAR ENDED   1/29/96 TO
                                                                                  12/31/97     12/31/96
                                                                                  --------     --------
Net asset value, beginning of period............................................ $  10.98       $  10.00
Income from investment operations
  Net investment income.........................................................     0.05(2)        0.04(2)
  Net realized and unrealized gain..............................................     1.82           0.99
                                                                                     ----           ----
    Total from investment operations............................................     1.87           1.03
                                                                                     ----           ----
Less distributions:
  Dividends from net investment income..........................................    (0.05)         (0.04)
  Dividends from net realized gains                                                 (1.16)           --
  In excess of net realized gains...............................................    (0.31)           --
  Tax return of capital.........................................................    (0.01)         (0.01)
                                                                                    -----          -----
    Total distributions.........................................................    (1.53)         (0.05)
                                                                                    -----          -----
Change in net asset value.......................................................     0.34           0.98
                                                                                     ----           ----
Net asset value, end of period.................................................. $  11.32       $  10.98
                                                                                 ========       ========
Total Return(4).................................................................    17.16%         10.33%(3)
Ratios/supplemental data:
  Net assets, end of period (thousands)......................................... $ 47,620       $ 25,972
Ratio to average net assets of:
  Operating expenses............................................................     1.00%          1.00%(1)
  Net investment income.........................................................     0.42%          0.64%(1)
Portfolio turnover rate.........................................................      642%           391%(3)
Average commission rate paid(5)................................................. $   0.0579     $   0.0587

(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.02 and $0.02 per share, respectively.
(3) Not annualized.
(4) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for the period shown.
(5) The fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

                            ABERDEEN NEW ASIA SERIES


                                                                                                         FROM
                                                                                                       INCEPTION
                                                                                     YEAR ENDED        9/17/96 TO
                                                                                      12/31/97          12/31/96
                                                                                      --------          --------
Net asset value, beginning of period............................................    $    9.96          $  10.00
Income from investment operations
  Net investment income.........................................................         0.15(2)           0.05(2)
  Net realized and unrealized gain (loss).......................................        (3.36)            (0.04)
                                                                                        -----             -----
    Total from investment operations............................................        (3.21)             0.01
                                                                                        -----              ----
Less distributions:
  Dividends from net investment income..........................................        (0.15)            (0.05)
  Dividends from net realized gains                                                     (0.01)              --
  In excess of net investment income                                                    (0.10)              --
  Tax return of capital.........................................................        (0.05)              --
                                                                                        -----             -----
    Total distributions.........................................................        (0.31)            (0.05)
                                                                                        -----             -----
Change in net asset value.......................................................        (3.52)            (0.04)
                                                                                        -----             -----
Net asset value, end of period..................................................    $   (6.44)         $   9.96
                                                                                    =========          ========
Total Return(4).................................................................       (32.39)%(3)         0.16%(3)
Ratios/supplemental data:
  Net assets, end of period (thousands).........................................    $  10,017          $ 11,585
Ratio to average net assets of:
  Operating expenses............................................................         1.25%             1.25%(1)
  Net investment income.........................................................         1.63%(1)          2.40%(1)
Portfolio turnover rate.........................................................           27%                2%(3)
Average commission rate paid(5).................................................    $    0.0109        $   0.0109

(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.03 per share, respectively.
(3) Not annualized.
(4) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for the period shown.
(5) The fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.


                              ENHANCED INDEX SERIES

                                                                                        FROM
                                                                                     INCEPTION
                                                                                     7/15/97 TO
                                                                                      12/31/97
                                                                                      --------
Net asset value, beginning of period............................................     $  10.00
Income from investment operations
  Net investment income.........................................................         0.05(2)
  Net realized and unrealized gain (loss).......................................         0.54
                                                                                         ----
    Total from investment operations............................................         0.59
                                                                                         ----
Less distributions:
  Dividends from net investment income..........................................        (0.05)
  Dividends from net realized gains                                                     (0.05)
                                                                                        -----
    Total distributions.........................................................        (0.10)
                                                                                        -----
Change in net asset value.......................................................         0.49
                                                                                         ----
Net asset value, end of period..................................................     $  10.49
                                                                                     ========
Total Return(5).................................................................         5.83%(3)
Ratios/supplemental data:
  Net assets, end of period (thousands).........................................     $ 30,851
Ratio to average net assets of:
  Operating expenses............................................................         0.55%(1)
  Net investment income.........................................................         1.46%(1)
Portfolio turnover rate.........................................................            9%(3)
Average commission rate paid(4).................................................     $   0.0293

(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.02 per share.
(3) Not annualized.
(4) The fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.
(5) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for the period shown.


                           ENGEMANN NIFTY FIFTY SERIES
                          SENECA MID-CAP GROWTH SERIES
                         PHOENIX GROWTH & INCOME SERIES
                           PHOENIX VALUE EQUITY SERIES
                          SCHAFER MID-CAP VALUE SERIES


       These Series commenced operations as of March 2, 1998; accordingly, data for these Series is not yet available.

INTRODUCTION
--------------------------------------------------------------------------------
    This Prospectus describes the shares offered by and the operations of The Phoenix Edge Series Fund (the "Fund"). The Fund is an open-end management investment company established as a business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated February 18, 1986 (the "Declaration of Trust"). The Declaration of Trust, as amended, authorizes the assets and shares of the Fund to be divided into Series (the "Series"). Each Series has a different investment objective, as described on the cover page of this Prospectus, and is designed to meet different investment needs. In many respects, each Series operates as if it were a separate mutual fund.


    Shares of the Fund are sold to the Phoenix Home Life Variable Accumulation Account (the "VA Account") to fund the benefits under Variable Accumulation Annuity Contracts ("Contracts") issued by Phoenix; to the Phoenix Home Life Variable Universal Life Account (the "VUL Account") to fund the benefits under Variable Universal Life Insurance Policies ("Policies") also issued by Phoenix; to the PHL Variable Accumulation Account ("PHL VA Account") to fund benefits under Contracts issued by PHL Variable; and to the Phoenix Life and Annuity Variable Universal Life Account (the "PLAC Account") to fund benefits under Policies issued by PLAC. The VA Account, PHL VA Account, VUL Account and PLAC VUL Account (collectively the "Accounts") invest in shares of the Fund in accordance with allocation instructions received from Contract Owners and Policyowners. Such allocation rights are further described in the accompanying Prospectus for the Contracts or Policies. Phoenix redeems shares to the extent necessary to provide benefits under the Contracts and Policies. Phoenix may establish other separate accounts which may purchase shares in the Fund.

    When making allocations from time to time, a Contract Owner or Policyowner should understand that investment return will affect benefits and the value of the Contract or Policy. The accompanying Prospectus for the respective Accounts contains a description of the relationship between increases or decreases in the net asset value of Fund shares and any distributions on such shares, and the benefits provided under the Contract or Policy.

    The Trustees have authority to issue an unlimited number of shares of beneficial interest of each Series. An interest in the Fund is limited to the assets of the Series in which shares are held, and shareholders are entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of such Series.


PHOENIX, PHL VARIABLE AND PLAC

    Shares of the Fund are currently sold to the Accounts as the investment base for Variable Accumulation Annuity Contracts and Variable Universal Life Insurance Policies issued by Phoenix, PHL Variable and PLAC. Phoenix is a mutual life insurance company whose Executive Office is at One American Row, Hartford, Connecticut 06102-5056, and its main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Its New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. Phoenix is the nation's 9th largest mutual life insurance company and has consolidated assets of $18.5 billion as of December 31, 1997. Phoenix sells insurance policies and annuity contracts through its own field force of full time agents and through brokers. Its operations are conducted in all 50 states, the District of Columbia, Canada and Puerto Rico.

    PHL Variable is a wholly-owned indirect subsidiary of Phoenix. Its Executive Office is at One American Row, Hartford, Connecticut 06102-5056 and its main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. PHL Variable is a Connecticut stock company. On December 31, 1997, it had assets of $428 million.

    PLAC is an indirect wholly-owned subsidiary of Phoenix. Its Executive Office is at One American Row, Hartford, Connecticut 06102-5056, and its main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. PLAC is a Connecticut stock company originally chartered in Missouri in March 1996 as Savers Life Insurance Company of America and redomiciled to Connecticut in April 1997. On December 31, 1997, it had assets of $11.8 million.


    The interests and rights of a Contract Owner or Policyowner in the shares is subject to the terms of the Contract or Policy and is described in the accompanying Prospectus for that particular product. The rights of the Accounts as shareholders should be distinguished from the rights of Contract Owners and Policyowners described in the accompanying Prospectus and in the Contract or Policy for that particular product. As long as shares of the Fund are sold only to the Accounts, the terms "shareholder" or "shareholders" in this Prospectus refer to the Accounts.


THE INVESTMENT ADVISERS
    The investment adviser of the Money Market, Multi-Sector, Balanced, Allocation, Growth, International, Theme, Enhanced Index, Nifty Fifty, Seneca Mid-Cap, Growth & Income, Value and Schafer Mid-Cap Series is Phoenix Investment Counsel ("PIC" or "Adviser"). PIC is an indirect, less than wholly-owned subsidiary of Phoenix.


    Pursuant to a subadvisory agreement with the Fund, PIC delegates certain investment decisions and research functions with respect to the following series to the subadviser indicated, for which services each is paid a fee by PIC.

Enhanced Index Series       J.P. Morgan Investment Management,
                            Inc. ("J.P. Morgan")
Nifty Fifty Series          Roger Engemann & Associates, Inc.
                            ("Engemann")
Seneca Mid-Cap Series       Seneca Capital Management, LLC
                            ("Seneca")
Schafer Mid-Cap Series      Schafer Capital Management, Inc.
                            ("Schafer")

    The investment adviser for the Real Estate Series at its inception was Phoenix Realty Securities, Inc. ("PRS" or "Adviser"). PRS is a wholly-owned indirect subsidiary of Phoenix. On March 2, 1998, Duff & Phelps Investment Management Co. ("DPIM"), purchased the management rights for the Series from PRS and PRS' contract was assigned to DPIM. DPIM is a less than wholly-owned subsidiary of Phoenix.

    The Asia Series is managed by Phoenix-Aberdeen International Advisors, LLC ("PAIA" or "Adviser"). PAIA is a joint venture between PM Holdings, Inc., a subsidiary of Phoenix, and Aberdeen Fund

Managers, Inc., a wholly-owned subsidiary of Aberdeen Asset Management plc.

    Pursuant to a subadvisory agreement with the Fund, PAIA delegates certain investment decisions and research functions with respect to the Asia Series to PIC and to Aberdeen Fund Managers, Inc., for which each is paid a fee by PAIA.


    As compensation for investment management services, the Advisers are entitled to a fee, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each Series. These Fund charges and other expenses are described more fully in the section, "The Fund and Its Management - Advisory Fees."



OFFERING PRICES

    Shares in each of the Series of the Fund are offered to the Accounts continuously at the net asset value determined at the close of business on the day the application is accepted and paperwork is complete and in good working order. For information on pricing for initial and subsequent purchase payments under Contracts or Policies, see the accompanying Prospectus.



INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
    To the extent that shares are sold to the Accounts in order to fund the benefits under the Contracts or Policies, the structure of the Fund permits Contract Owners and Policyowners, within the limitations described in the Contracts or Policies, to allocate their investments in response to or in anticipation of changes in market or economic conditions.


    Each Series has a different investment objective and is designed to meet different investment needs. The differences in objectives and policies among the Series can be expected to affect the investment return of each Series and the degree of market and financial risk to which each Series is subject. The investment objective of each Series is deemed to be a fundamental policy which may not be changed without the approval of a vote of a majority of the outstanding shares of that Series. Since certain risks are inherent in the ownership of any security, there can be no assurance that any Series will achieve its investment objective. The investment policies of each Series also will affect the rate of portfolio turnover. A high rate of portfolio turnover generally involves correspondingly greater transaction costs, which must be borne directly by each Series. The portfolio turnover rate for each Series, except the Money Market Series (which does not normally pay brokerage commissions), is included under "Financial Highlights." The rate for several Series has been, and is expected to be, in excess of 100%; accordingly, such Series will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. See "Portfolio Turnover" and "Portfolio Transactions and Brokerage."



MULTI-SECTOR SERIES

    The Multi-Sector Series' investment objective is to seek long-term total return by investing in a diversified portfolio of high yield (high risk) and high quality fixed income securities. Distributions of income are reinvested to purchase additional shares. The Series will seek to achieve its objective by investing, under normal conditions, at least 65% of the value of the total assets of the Series in the following sectors of the fixed income securities markets: high yield (high risk) fixed income securities (sometimes referred to as "junk bonds"), high quality fixed income securities, fixed income securities including preferred stocks, convertible securities, debt obligations, foreign debt obligations, certificates of deposit, commercial paper, bankers' acceptances, and government obligations issued or guaranteed by federal, state or municipal governments or their agencies or instrumentalities. The Series' assets generally will be invested in each market sector, but the Series may invest any amount of its assets in any one sector (except as noted below), and may choose not to invest in a sector in order to achieve its investment objective. The Multi-Sector Series may not invest more than 35% of its assets in high yield (high risk) corporate fixed income securities nor more than 50% of its assets in foreign debt obligations, such percentages as determined at the time of investment. See "Other Special Investment Methods - Foreign Securities" for a discussion of foreign debt obligations. The Series' remaining assets may be invested in common stock and other equity securities when such investments are consistent with its primary investment objective or are acquired as part of a unit consisting of a combination of fixed income securities and equity securities. See "Other Special Investment Methods."


    Higher yields are available ordinarily from securities in the lower rated categories of recognized rating agencies (Ba to Ca by Moody's Investors Service, Inc. ("Moody's") or BB to CC by Standard & Poor's Corporation ("S&P")) and from unrated securities of comparable quality. However, the Multi-Sector Series will not invest in securities in the two lowest rating categories (Ca and C for Moody's and CC and C for S&P) unless PIC believes that the financial condition of the issuer, or the protections afforded to the particular securities, is stronger than otherwise would be indicated by the low ratings. When the investment objective of this Series can be met by investing in securities in higher rating categories, such investments will be made. Moreover, the Series may retain securities whose ratings have changed. The Appendix contains a more detailed description of such ratings.


    The table below shows the dollar weighted average of total investments for the year ended December 31, 1997, listed by Moody's rating categories, or comparable rating by another nationally recognized statistical rating organization ("NRSRO"). The column titled "Not Rated" reflects the percentage of portfolio holdings which were not rated by any NRSRO but which the Adviser has judged to be comparable in quality to the corresponding rating categories.

            MOODY'S RATING           RATED    NOT RATED
                 Aaa.............    22.9%       1.8%
                 Aa..............     5.0%       0.0%
                 A...............     4.5%       0.0%
                 Baa.............    18.1%       2.5%
                 Ba..............    17.7%       2.9%
                 B...............    19.2%       2.4%
                 D...............     0.0%       0.5%
                                     -----      -----
                 Total...........    87.4%      10.1%


    When a more conservative investment strategy is necessary for temporary defensive purposes, the Series may retain cash or invest part or all of its assets in cash equivalents or in other fixed income securities deemed by management to be consistent with a temporary defensive posture.

    Risk Factors. Under normal conditions, up to 50% of the Multi-Sector Series' assets may be invested in high yield (high risk) fixed income securities commonly referred to as "junk bonds." These securities ("High Yield-High Risk Securities") ordinarily will be in the lower rating categories of NRSROs or will be nonrated securities deemed by the Adviser to be substantially equivalent to securities in such lower rating categories. High Yield-High Risk Securities generally involve a greater volatility of price and risk of nonpayment of principal and interest than securities in higher rating categories. Additionally, yields on these securities fluctuate over time.

    The risk of loss due to default by the issuer is significantly greater for the holders of High Yield-High Risk Securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of High Yield-High Risk Securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing.

    Factors adversely impacting the market value of High Yield-High Risk Securities will adversely impact the Series' net asset value to the extent the Series' assets are invested in such securities. In addition, the Series may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Because the High Yield-High Risk Securities market is relatively new and its growth paralleled along economic expansion, it is not clear how this market may withstand a prolonged recession or economic downturn.

    The Series may have difficulty disposing of certain High Yield-High Risk Securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all High Yield-High Risk Securities, there is no established retail secondary market for many of these securities, and the Series anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for High Yield-High Risk Securities does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the Series' net asset values, and on the Series' ability to dispose of particular issues when necessary to meet its liquidity needs or on its ability to respond to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Series to obtain accurate market quotations for purposes of valuing the Series' portfolios. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers of prices for actual sales. While all these considerations are generally relevant to many high yield Securities, they may be particularly relevant to securities which represent, for example, the right to receive only the interest payments ("IOs") to be made on a particular security. The yield and value of IOs can be very sensitive to the rate of principal payments on the debt security as well as to various market factors. IOs issued by private issuers are generally considered illiquid. Government-issued IOs backed by fixed-rate mortgages may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of High Yield-High Risk Securities, especially in a thinly traded market.

    From time to time, proposals have been discussed and new legislation adopted designed to limit the use of certain High Yield-High Risk Securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such laws, or proposals, if enacted into law, could reduce the market for such securities generally, and could negatively affect the financial condition of issuers of High Yield-High Risk Securities and the high yield market in general. For example, under a provision of the Code enacted in 1989, a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount).

    The market values of High Yield-High Risk Securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than are higher rated securities. Accordingly, these lower rated securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even securities rated BBB or Baa, ratings which are considered investment grade, possess some speculative characteristics.

    The Series has no requirements regarding whether the securities they purchase must be rated. While credit ratings evaluate the safety of principal and interest payments, they do not evaluate market value risk of High Yield-High Risk Securities. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect subsequent events. Accordingly, use of lower rated securities places more importance on the ability of the Adviser than does investing in higher quality fixed income securities. The Adviser will base its investment decisions for the Funds on its own determination of reasonable investment risk and reward. The Adviser's judgment as to the "reasonableness" of the risk involved in any particular investment will be a function of its experience in managing fixed-income investments and its evaluation of (i) general economic and financial conditions; (ii) a specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends,
(d) ability to operate under adverse economic conditions and (e) fair market value of assets; and (iii) such other considerations as the Adviser may deem appropriate.


    The Multi-Sector Series may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity or until maturity ("deferred coupon" or "zero coupon" obligations). The value of these obligations may fluctuate more in response to interest rate changes than would the value of debt obligations that make current interest payments. In addition, because the Series will accrue income on these securities prior to the receipt of each payment, it may have to dispose of portfolio securities to distribute income to the Accounts for tax purposes. (See the Statement of Additional Information.)


MONEY MARKET SERIES
    The investment objective of the Money Market Series is to provide maximum current income consistent with capital preservation and liquidity. The Series seeks to achieve its objective by investing in a managed portfolio of the following high quality money market instruments:

    (a) obligations issued or guaranteed as to principal and interest by the United States Government or its agencies, authorities or instrumentalities;


    (b) obligations issued by U.S. banks and savings and loan associations (such as bankers' acceptances, certificates of deposit and time deposits, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks) and dollar-denominated obligations unconditionally guaranteed as to payment by such banks or savings and loan associations, which at the date of investment have capital, surplus, and undivided profits in excess of $100,000,000 as of the date of their most recently published financial statements; and obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation ("FDIC") or the Federal Savings and Loan Insurance Corporation ("FSLIC");


    (c) commercial paper which at the date of investment is issued or guaranteed by a company whose commercial paper is rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc., or F-1 by Fitch's Investors Service or, if not rated, is issued or guaranteed by a company which at the date of the investment has an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's;

    (d) other corporate obligations maturing in one year or less which at the date of investment are rated AA or higher by Standard & Poor's or Aa or higher by Moody's; and

    (e) repurchase agreements with recognized securities dealers and member banks of the Federal Reserve System with respect to any of the foregoing obligations.

    All of the Money Market Series investments will mature in 397 days or less. In addition, the average maturity of the Series' portfolio securities based on their dollar value will not exceed 90 days. By limiting the maturity of its investments, the Money Market Series seeks to lessen the changes in the value of its assets caused by market factors.

    Generally, investments will be limited to securities rated in the two highest short-term rating categories by at least two nationally recognized statistical rating organizations, or by one such organization if only one has rated the security, and comparable unrated securities. In addition, no more than 5% of the Series' total assets will be invested in securities of any one issuer or in securities not rated in the highest short-term rating category. Moreover, no more than the greater of 1% of the Series' total assets or $1 million will be invested in the securities of any one issuer that are not in the highest short-term rating category.

    This Series, consistent with its investment objective, will attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. It is expected that the Series' portfolio transactions will be generally with issuers or dealers acting as principal. Accordingly, this Series will normally not pay any brokerage commissions.

    The value of the securities in the Money Market Series' portfolio can be expected to vary inversely to changes in prevailing interest rates, with the amount of such variation depending primarily on the period of time remaining to maturity of the security. Long-term obligations may fluctuate more in value than short-term obligations. If interest rates increase after a security is purchased, the security, if sold, could be sold for a loss. On the other hand, if interest rates decline after a purchase, the security, if sold, could be sold at a profit. If, however, the security is held to maturity, no gain or loss will be realized as a result of interest rate fluctuations, although the day-to-day valuation of the portfolio could fluctuate. Substantial withdrawals of the amounts held in the Money Market Series could require it to sell portfolio securities at a time when a sale might not be favorable. The value of a portfolio security also may be affected by other factors, including factors bearing on the creditworthiness of its issuer.


GROWTH SERIES
    The investment objective of the Growth Series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Series seeks to achieve its investment objective by investing principally in common stocks of corporations believed by PIC to offer growth potential over both the intermediate and the long term. In pursuing capital growth, emphasis is placed on the selection of securities of well-established corporations with aggressive and experienced managements. This Series may invest not more than 20% of the market value of its total assets in convertible securities, that is, debt securities and preferred stocks which are convertible into, or carry the right to purchase, common stock or other equity securities. It is not intended at this time that this Series will invest in warrants.

    Although the Growth Series will not make a practice of short-term trading, purchases and sales of securities will be made whenever necessary to achieve the investment objective of the Series without regard to the resulting brokerage costs.

    PIC intends to diversify investments of the Series among a number of corporations without concentration in any particular industry. When, in the opinion of the Fund management, a temporary defensive position is warranted, the Series may maintain part or all of its assets in cash or short-term investments such as United States Treasury bills and commercial paper; it may also invest in preferred stocks, nonconvertible bonds, notes, government securities or other fixed-income securities for temporary defensive purposes.

ALLOCATION SERIES

    The investment objective of the Allocation Series (formerly designated the "Total Return Series") is to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk. The Series seeks to achieve its investment objective by investing in three market segments: stocks, bonds and money market instruments. In addition to trading techniques described fully in the Statement of Additional Information, the Series has retained the flexibility to write (sell) covered call options, to purchase call and put options and to enter into financial futures contracts.

    The Allocation Series will adjust the mix of investments among the three market segments to capitalize on perceived variations in return potential produced by the interaction of changing financial markets and economic conditions. It is expected that such adjustments normally will be made in a gradual manner over a period of time. THERE ARE NO MINIMUM OR MAXIMUM PERCENTAGES AS TO THE AMOUNT OF THE SERIES' ASSETS WHICH MAY BE INVESTED IN EACH OF THE MARKET SEGMENTS. MAJOR CHANGES IN INVESTMENT MIX MAY OCCUR SEVERAL TIMES A YEAR OR OVER SEVERAL YEARS, DEPENDING UPON MARKET AND ECONOMIC CONDITIONS AND, EXCEPT FOR RESTRICTIONS NOTED HEREIN AND UNDER "INVESTMENT RESTRICTIONS," THE INVESTMENT ADVISER HAS COMPLETE FLEXIBILITY IN DETERMINING THE AMOUNT AND NATURE OF COMMON STOCK, DEBT OR MONEY MARKET INSTRUMENTS IN WHICH THE SERIES MAY INVEST.


    Investments in one of the three market segments will be made with a specific purpose in mind. Investments in the stock segment will be for the purpose of attempting to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Investments in the bond segment will be for the purpose of attempting to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital values and may include investments of up to 5% of the Series' total assets in high risk fixed income securities (commonly referred to as "junk bonds"). Investments in the money market segment will be for the purpose of attempting to achieve high current income, the preservation of capital, and liquidity. The types of securities in each of these three market segments in which the Allocation Series will invest are listed in the Statement of Additional Information.

    Cash may be held to provide for expenses and anticipated redemption payments and so that orderly redemption payments may be carried out in accordance with the Allocation Series' investment policies.

    See Multi-Sector Series and Money Market Series for a description of risks generally associated with investing in the Allocation Series.


INTERNATIONAL SERIES
    The International Series seeks as its investment objective a high total return consistent with reasonable risk. It intends to achieve its objective by investing primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions (see "Other Special Investment Methods"). Investments may be made for capital growth or for income or any combination thereof for the purpose of achieving a high overall return.

    There is no limitation on the percentage or amount of the International Series assets which may be invested for capital growth or income, and therefore at any particular time the investment emphasis may be placed solely or primarily on growth of capital or on income. In determining whether the International Series will be invested for capital growth or income, the Adviser will analyze the international equity and fixed income markets and seek to assess the degree of risk and level of return that can be expected from each market. The International Series will invest primarily in non-United States issuers, and under normal circumstances, more than 80% of the International Series' total assets will be invested in non-United States issuers located in not less than three foreign countries.


    In pursuing its objective, the International Series will invest primarily in common stocks of established non-United States companies believed to have potential for capital growth, income or both. However, there is no requirement that the International Series invest exclusively in common stocks or other equity securities. The International Series may invest in other types of securities including, but not limited to, convertible securities, preferred stocks, bonds, notes and other debt securities of companies (including Euro-currency instruments and securities) or obligations of domestic or foreign governments and their political subdivisions, and in foreign currency transactions. The Series may invest up to 10% of its total assets in bonds (sometimes referred to as "junk bonds") considered to be less than investment grade (but which are not in default at the time of investment), which may subject the Series to risks attendant to such bonds (see "Risk Factors" below). When the Adviser believes that the total return potential in debt securities equals or exceeds the potential return on equity securities, the Series may substantially increase its holdings in debt securities. The International Series may establish and maintain part or all of its assets in reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The International Series' reserves may be invested in domestic as well as foreign short-term money market instruments including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. The International Series may also engage in certain options transactions, and enter into futures contracts and related options for hedging purposes, invest in repurchase agreements and lend portfolio securities. (See "Other Special Investment Methods.")


    The International Series also may invest in the securities of other investment companies subject to the limitations contained in the 1940 Act (see "Investment Restrictions" in the Statement of Additional Information). In certain countries, investments may be made only by investing in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. The Fund's purchase of securities of such other investment companies may result in the layering of expenses such that shareholders indirectly bear a proportionate part of the expenses for such investment companies including operating costs and investment advisory and administrative fees.

    The International Series makes investments in various countries. Under normal circumstances, business activities in a number of different foreign countries will be represented in the International Series' investments. The International Series may, from time to time, have more than 25% of its assets invested in any major industrial or developed country which, in the view of the Adviser, poses no unique investment risk. The International Series may purchase securities of companies, wherever organized, which have their principal activities and interests outside the United States. Under exceptional economic or market conditions abroad, the International Series may, for temporary defensive purposes, invest all or a major portion of its assets in U.S. government obligations or securities of companies incorporated in and having their principal activities in the United States. The International Series also may invest its reserves in domestic short-term money market instruments as described above.


    In determining the appropriate distribution of investments among various countries and geographic regions, the Adviser ordinarily will consider the following factors: prospects for relative economic growth among foreign countries; expected levels of inflation; relative price levels of the various capital markets; government policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to the international investor.

    The International Series may make investments in developing countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. A developing country can be considered to be a country which is in the initial stages of its industrialization cycle. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Adviser believes that these characteristics can be expected to continue in the future.

    Generally, the Series will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.

    Risk Factors. There are substantial and different risks involved which should be carefully considered by any investor considering foreign investments. For example, there is generally less publicly available information about foreign companies than is available about companies in the United States. Foreign companies are generally not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States. In addition, if it should become necessary, the Fund could encounter difficulties involving legal processes abroad.

    Foreign securities involve currency risks. Exchange rates are determined by forces of supply and demand in the foreign exchange markets, and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Portfolio's net asset value and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long term. The U.S. dollar value of a foreign security tends to decrease when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. Fluctuations in exchange rates also may affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

    Foreign stock markets are generally not as developed or efficient as those in the United States. In most foreign markets, volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on United States exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States.

    There also is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the International Series in some foreign countries. The International Series is not aware of any investment or exchange control regulations which might substantially impair the operations of the Series as described, although this could change at any time.

    Particular risks are posed by investments in third world countries or so-called "emerging markets." These securities may be especially volatile based on relative economic, political and market conditions present in these countries. The economics of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Certain emerging market countries are either comparatively undeveloped or are in the process of becoming developed and may consequently be economically based on a relatively few or closely interdependent industries. A high proportion of the shares of many emerging market issuers also may be held by a limited number of large investors trading significant blocks of securities. While the Adviser will strive to be sensitive to publicized reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of a Portfolio's investments in such countries and the availability of additional investments in such countries.

    For many foreign securities, there are U.S. dollar-denominated American Depository Receipts ("ADRs"), which are traded in the United States on exchanges or over the counter and are sponsored and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, the International Series can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The International Series also may invest in European Depository Receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

    The dividends and interest payable on certain of the International Series' foreign securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the International Series' shareholders. Investors should understand that the expense ratio of the International Series can be expected to be higher than those of investment companies investing in domestic securities since the costs of operation are higher.

    Since the International Series may invest up to 10% of its total assets in bonds considered to be less than investment grade, it may be exposed to greater risks than if it did not invest in such bonds. With lower rated bonds, there is a greater possibility that an adverse change in the financial condition of the issuer may affect its ability to pay principal and interest. See "Risk Factors" described in connection with the Multi-Sector Series for additional information regarding investing in lower rated securities.


BALANCED SERIES
    The Balanced Series seeks as its investment objectives reasonable income, long-term capital growth and conservation of capital. The Balanced Series intends to invest based on combined considerations of risk, income, capital enhancement and protection of capital value.

    The Balanced Series may invest in any type or class of security. Normally, the Balanced Series will invest in common stocks and fixed income securities; however, it also may invest in securities convertible into common stocks. At least 25% of the value of its assets will be invested in fixed income senior securities. The overall economic and financial outlook determines the allocation of assets between fixed income and common stock investments. Fixed income investments are typically made in high quality, lower risk securities. Common stock investments are made in companies with intermediate and long-term earnings growth potential such as are invested in by the Growth Series. The Series attempts to invest in common stocks belonging to fundamentally attractive sectors and industries and strives to be overweighted in these areas relative to their representation in broad market indices such as the Standard & Poor's 500. The current outlook and the asset allocation are continuously reviewed.

    The Series may also engage in certain options transactions and enter into financial futures contracts and related options for hedging purposes and may invest in deferred or zero coupon debt obligations. (See "Other Special Investment Methods" and the Statement of Additional Information.)

    In implementing the investment objectives of this Series, management will select securities believed to have potential for the production of current income, with emphasis on securities that also have potential for capital enhancement. In an effort to protect its assets against major market declines, or for other temporary defensive purposes, the Balanced Series may actively pursue a policy of retaining cash or investing part or all of its assets in cash equivalents, such as government securities and high grade commercial paper.


REAL ESTATE SERIES
    The Real Estate Series seeks as its investment objective capital appreciation and income with approximately equal emphasis. It intends under normal circumstances to invest in marketable securities of publicly traded real estate investment trusts ("REITs") and companies that are principally engaged in the real estate industry. Under normal circumstances, the Series intends to invest at least 75% of the value of its assets in these securities.

    REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. The Series intends to emphasize investment in equity REITs.


    In determining whether an issuer is "principally engaged" in the real estate industry, the Adviser seeks companies which derive at least 50% of their gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate. The equity securities of real estate companies considered for purchase by the Series will consist of shares of beneficial interest, marketable common stock, rights or warrants to purchase common stock, and securities with common stock characteristics such as preferred stock and debt securities convertible into common stock.


    The Real Estate Series also may invest up to 25% of its total assets in (a) marketable debt securities of companies principally engaged in the real estate industry; (b) mortgage-backed securities such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"); or (c) short-term investments listed below.


    The Real Estate Series invests in debt securities only if, at the date of investment, they are rated within the four highest grades as determined by Moody's (Aaa, Aa, A or Baa) or by S&P (AAA, AA, A or BBB) or, if not rated or rated under a different system, are judged by the Adviser to be of equivalent quality to debt securities so rated. Securities rated Baa or BBB are medium grade investment obligations that may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments in the case of such obligations than is the case for higher grade securities. The Series may, but is not obligated to, dispose of debt securities whose credit quality falls below investment grade. Unrated debt securities may be less liquid than comparable rated debt securities and may involve somewhat greater risk than rated debt securities.

    For temporary defensive purposes (as when market conditions in real estate securities are extremely adverse so that the Adviser believes there are extraordinary risks associated with investment therein), the Series may invest up to 100% of its total assets in short-term investments such as money market instruments consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; repurchase agreements; certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; high-grade commercial paper rated at time of purchase, in the top two categories by a national rating agency or determined to be of comparable quality by the Adviser at the time of purchase; and other long- and short-term instruments which are rated A or higher by S&P or Moody's at the time of purchase.


    Risk Factors. The Real Estate Series is non-diversified under the federal securities laws. As a non-diversified portfolio, there is no restriction under the Investment Company Act of 1940 (the "1940 Act") on the percentage of assets that may be invested at any time in the securities of any one issuer. To the extent that the Real Estate Series is not fully diversified, it may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified. In addition, investments by the Real Estate Series in securities of companies providing mortgage servicing will be subject to the risks associated with refinancing and their impact on servicing rights.


    Although the Real Estate Series does not invest directly in real estate, it does invest primarily in real estate securities and, accordingly, the value of shares of the Real Estate Series will fluctuate in response to changes in economic conditions within the real estate industry. Risks associated with the direct ownership of real estate and with the real estate industry in general include, among other things, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; over-building; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from flood, earthquakes or other natural disasters; limitations on and variations in rents; dependency on property management skill; the appeal of properties to tenants; and changes in interest rates.

    Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. The Series may invest in new or unseasoned REIT issuers and it may be difficult or impossible for the Adviser to ascertain the value of each of such REIT's underlying assets, management capabilities and growth prospects. In addition, REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax or distributed income under the Internal Revenue Code of 1986 (the "Code"), as amended, and failing to maintain their exemptions from the 1940 Act. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes may be impacted by federal regulations concerning the health care industry. The Series will indirectly bear its proportionate share of any expenses paid by the Series itself.


    REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations usually rises. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

    In addition, investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be more subject to abrupt or erratic price movements than larger capitalization stocks included in the S&P 500 Index.


THEME SERIES
    The Theme Series seeks as its investment objective long-term appreciation of capital through investing in securities of companies that the Adviser believes are particularly well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. Examples of thematic investing would include investing in oil and gas exploration companies during the energy shortage years of the late 1970s, owning companies which benefited from lower inflation trends during the early 1980s, investing in companies acquiring cellular franchises in the late 1980s and technology companies during the 1990s.

    The Adviser will not concentrate its investments in amounts greater than 25% of the assets of the Series in any particular "industry(ies)" or group(s) of "industries" without shareholder approval. In determining when and whether to invest in particular industries, the Adviser will establish strategic (major changes affecting markets for prolonged periods) and tactical (focused, short-term) investment themes. Investment themes shall generally reflect trends which appear likely to drive stocks with similar technologies and products or which embody broad social, economic, political and technological considerations; offer substantial appreciation potential; present a visionary idea or creative solution; and exhibit some independence from economic cycles. The Adviser may change investment themes once it has determined that an investment theme has become saturated or fully exploited. The Adviser may pursue one or more investment themes at any time.

    The Adviser will seek to identify companies which, in addition to being considered well positioned to benefit from investment themes identified, are also believed to possess attributes such as, but not limited to, good financial resources, satisfactory return on capital, enhanced industry position and superior management skills.

    The Theme Series also may invest in preferred stocks, investment grade bonds (Moody's Investors Service, Inc. rating Baa or higher or Standard & Poor's Ratings Group rating BBB or higher), convertible preferred stocks and convertible debentures if in the judgment of the Adviser the investment would further its investment objective. The Series may also engage in certain options transactions and enter into financial futures contracts and related options for hedging purposes. The Series also may invest up to 35% of its assets in the securities of foreign issuers. (See "Other Special Investment Methods.") Each security held will be monitored to determine whether it is contributing to the basic objective of long-term appreciation of capital.


    For temporary defensive purposes (as when market conditions for growth stocks are adverse), investments may be made in fixed income securities with or without warrants or conversion features. In addition, for such temporary defensive purposes, the Series may pursue a policy of retaining cash or investing part or all of its assets in cash equivalents. When the Series' assets are held in cash or cash equivalents, it is not investing in securities intended to meet the Series' investment objective.

    Risk Factors. To the extent that the Series invests in a single investment theme, it may be more susceptible to adverse economic, political or regulatory developments than would be the case if it invested in a broader spectrum of themes. In addition, the Series' investments in common stocks of companies with limited operating history may result in higher volatility in returns. Further, the successful effectuation of the thematic investment strategy used by the Adviser is dependent upon the Adviser's ability to anticipate emerging market trends, exploit such investment opportunities and to thereafter divest of such securities upon saturation. No assurances can be given that the investment strategies utilized will positively correlate with any or all such marketplace trends or that other, possibly more profitable, investment trends could be overlooked.


ASIA SERIES
    The investment objective of the Asia Series is to provide long term capital appreciation. It is intended that this Series will achieve its objective by investing under normal market conditions at least 65% of its total assets in a diversified portfolio of common stocks, convertible securities and preferred stocks of issuers organized and principally operating in Asia, excluding Japan (i.e., companies which derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in such countries or which have at least 50% of their assets situated in such countries) and whose principal securities are actively traded on recognized stock exchanges of such countries. The Series does not intend to invest in securities which are traded in markets in Japan or in countries organized under the laws of Japan.


    The Series will invest in countries having more established markets in regions of Asian countries. The Asian countries to be represented in the Series ordinarily will consist of three or more of the following countries: China, Hong Kong, India, Indonesia, South Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand. If deemed appropriate, the Series may invest in South Pacific nations such as Australia and New Zealand. There is no requirement that the Series, at any given time, invest in any one particular country or in all of the countries listed above or in any other Asian countries or other developing markets that are open to foreign investment. In determining the appropriate distribution of investments among various countries and geographic regions, the Adviser ordinarily will consider the following factors: prospects for relative economic growth among Asian countries; expected levels of inflation; relative price levels of the various capital markets; governmental policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to the international investor. The Series may make investments in developing or emerging market countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. A developing country can be considered to be a country which is in the initial stages of its industrialization cycle. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors.


    In certain countries, investments may be made only by investing in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. The Series may therefore invest in the securities of other investment companies subject to the limitations contained in the 1940 Act (see "Investment Restrictions" in the Statement of Additional Information). The Series' purchase of the securities of other investment companies (and closed-end companies) results in the layering of expenses including operating costs, investment advisory and administrative fees.

    The Series may establish and maintain reserves of up to 100% of its assets for temporary defensive purposes under abnormal market or economic conditions. The Series' reserves may be invested in domestic as well as foreign short-term money market instruments including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When the Series' assets are held in cash or cash equivalents, it is not investing in securities intended to meet the Series' investment objective.

    See International Series for a description of risks associated with foreign investments.

    Additional discussion regarding risks involved in investing in the Series are described in the "Other Special Investment Methods" section below.


ENHANCED INDEX SERIES
    The investment objective of the Enhanced Index Series is to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the S&P 500. Under normal market conditions, the Series shall invest at least 80% of its net assets in common stocks and other equity securities. The Series seeks to achieve its investment objective by investing in a portfolio of undervalued common stock and other equity securities which appear to offer growth potential and an overall volatility of return similar to that of the S&P 500.


    The S&P 500 is a market weighted compilation of 500 common stocks selected on a statistical basis by Standard & Poor's Corporation. The S&P 500 is typically composed of issues in the industrial, financial, public utilities and transportation sectors. Most stocks that comprise the S&P 500 are traded on the New York Stock Exchange ("NYSE"), although some are traded on the American Stock Exchange and in the Over-the-Counter market ("OTC").

    The Adviser and/or Subadviser will seek to reduce the Series' volatility relative to the S&P 500 by attempting to generally match the Series' equities holdings to various risk characteristics of the S&P 500 such as market capitalization, weightings and diversification. The Subadviser uses fundamental analysis and systematic stock valuation to exclude stocks within economic sectors which appear to be extremely overvalued. See "Other Special Investment Methods."

    The Series may retain cash or invest part or all of its assets in money market instruments and cash equivalents for temporary or defensive purposes. Money market instruments sought for investment for such purposes include obligations issued or guaranteed by the U.S. Government or any of its instrumentalities or agencies, commercial paper, bank obligations, repurchase agreements and other debt obligations of the U.S. Government and foreign issuers.


    Risk Factors. While the Adviser shall seek to reduce volatility relative to the S&P 500 through diversification and continual evaluation of index equities, the value of the Series' assets are expected to positively correlate with changes in the S&P 500 and the stock market generally. Consequently, economic downturns and interest rate increases may cause a precipitous decrease in the value of the Series' holdings.


    The Series commenced operations on July 15, 1997 based upon an initial capitalization of $15 million provided by Phoenix. The ability of the Series to raise additional capital for investment purposes may directly affect the spectrum of portfolio holdings and performance.


NIFTY FIFTY SERIES
    The Nifty Fifty Series seeks its objective through investment in approximately 50 different securities which the Adviser believes represent the best potential to achieve long-term growth of capital. Dividend and interest income to be received from portfolio securities is largely incidental.


    Under normal market conditions, it is expected that at least 75% of the Nifty Fifty Series' assets will be invested in common stocks of high-quality growth companies (i.e., companies which generally exceed $50 million in annual net income) which, at the time of investment, would satisfy the applicable listing requirements of the NYSE with respect to demonstrated earning power, years in operation, number of publicly held shares and net tangible assets.


    It is expected that the remaining portion of the Nifty Fifty Series' investment portfolio will be invested in common stocks of corporations with rapidly growing earnings per share or in common stocks of corporations that are believed to be undervalued by other criteria used by the Adviser. Some of these companies may be unseasoned, although others may be well-known and established.

    While the Nifty Fifty Series anticipates being fully invested at all times, except for temporary defensive purposes, it may for short periods of time have more or less than 50 different securities while it is establishing or eliminating a particular position.


    The Nifty Fifty Series may invest in the securities of companies listed on any exchange or traded in the over-the-counter market, and is expected to invest principally in common stocks. The Series' investments may also include, to a limited extent, preferred stocks, warrants and convertible debt obligations, if deemed appropriate by the Adviser in meeting the Series' objectives.

    The Nifty Fifty Series may invest in foreign securities, but typically this is less than 5% of its assets.

    Risk Factors. Many of the companies of the Nifty Fifty Series' investment portfolio may be considered small (i.e., less than $50 million in annual net income), and the volatility of price movements of the securities of such companies is likely to be greater than that of the S&P 500. Since this Series contains securities of a limited number of companies, it may be more sensitive to changes in the market value of a single issuer or industry in its portfolio; therefore, the net asset value per share of the Nifty Fifty Series may fluctuate substantially, and the Series may not be appropriate for short-term investors.



SENECA MID-CAP SERIES

    The Seneca Mid-Cap Series seeks appreciation greater than that of the S&P Mid-Cap Index. The Seneca Mid-Cap Series invests primarily in common stocks of growth companies that meet certain fundamental standards and that the Adviser believes have the potential for above-average market appreciation. This Series generally invests at least 65% of its assets in common stocks of companies with market capitalizations between $500 million and $5 billion, although it may at times have significant investments in companies with higher or lower market capitalizations.

    In evaluating companies' potential for market appreciation, the Adviser seeks companies that, among other things, it believes will demonstrate greater long-term earnings growth than the average company included in the S&P Mid-Cap Index. This approach is based on the belief that growth in a company's earnings will correlate with growth in the price of its stock. The Adviser seeks to identify companies that have the most attractive earnings prospects and favorable valuations. Although this analysis stresses the long-term potential for earnings growth, this Series may buy securities in anticipation of relatively short-term price gains and may engage in other opportunistic trading activities.

    This Series may also invest in preferred stocks, warrants and debt instruments, including bonds convertible into common stocks. When the Adviser determines that market conditions warrant, the Series may invest without limit in cash and cash equivalents for temporary defensive purposes, although this is not expected to occur routinely. The Series may engage in hedging transactions using, among other things, options and futures contracts.

    The Series may invest as much as 20% of its assets in foreign securities if those securities meet the same criteria for the Series' investments in general. At times the Series may have no foreign investments. Generally, the Series' foreign investments will be made through American Depository Receipts ("ADRs") or stocks of foreign issuers that are traded directly on U.S. securities exchanges or in the NASDAQ Stock Market.

    Risk Factors. As this Series invests primarily in common stocks, its investments are subject to stock market price volatility. The Series is intended for investors who have the perspective, patience and financial ability to take on above-average stock market volatility in pursuit of long-term capital growth. Prices of securities issued by medium-capitalization companies are often more volatile than those of large, well-established companies, in part because of the relatively fewer shares available and the potential for developments in a smaller company's business to have relatively greater impact on its earnings and revenues than developments in the business of larger companies. In addition, the risk of insolvency (with attendant losses to shareholders) is greater for smaller companies than for larger companies. As a result, because of its investment focus on companies with medium-capitalization, the Seneca Mid-Cap Series' performance can be expected to be more volatile.

GROWTH & INCOME SERIES

    The Growth & Income Series' investment objective is to seek dividend growth, current income and capital appreciation by investing in common stocks. Under normal circumstances, the Series is designed to seek a total return exceeding that of the S&P 500 and a dividend yield exceeding the S&P 500's dividend yield. Under normal circumstances, at least 65% of the Series' assets will be invested in common stock or other equity securities; however, it is the intention of the Adviser to be fully invested in equity securities.


    The Adviser utilizes a quantitative value strategy in pursuit of the Series' investment objective. Quantitative value is an active management strategy which involves selection of securities primarily from the equity securities of the 1,500 largest companies traded in the United States, ranked by market capitalization. The Adviser optimizes the portfolio to achieve a desired balance of risk and return potential, including a targeted yield that exceeds the yield of the S&P 500. This strategy seeks securities of companies relatively undervalued and with improving fundamentals.

    The Series' management strategy may cause its portfolio to be more heavily weighted in some industries than in others. However, the Series will not invest 25% or more of its total assets in securities of companies whose principal business activities are in the same industry.


VALUE SERIES

    The Value Series' primary investment objective is to seek long-term capital appreciation, and its secondary objective is to seek current income by investing in a diversified portfolio of common stocks. The Series seeks to achieve its objective by investing in common stocks that meet certain quantitative standards that, in the judgment of the Adviser, indicates above average financial soundness and intrinsic value relative to price. Under normal market conditions, at least 65% of the Series' total assets will be invested in common stocks.

    The Adviser applies a selection process which selects stocks that, at the time of purchase, meet certain investment criteria relating to price, dividend yield, going concern value and debt levels. In selecting the securities, the Adviser screens a universe of over 2,500 companies for the Value Series. From this universe, the Adviser anticipates that only a few hundred companies will meet one or more of its investment criteria. Each of these companies is analyzed on the basis of the Adviser's projections of the companies' growth in earnings and dividends, earnings momentum and undervaluation based on a dividend discount model. Target prices and value ranges are developed from this analysis and portfolio selection is made from among the top-rated securities. The securities selected for the Series are generally traded on the NYSE, the American Stock Exchange and in OTC markets.

    A security normally will be sold once it reaches its target price, when negative changes occur with respect to the company or its industry, or when there is significant change in the security with respect to one or more of the investment criteria. The Series may at times continue to hold equity securities that no longer meet the criteria but that are believed suitable in view of the Series' objectives.



SCHAFER MID-CAP SERIES

    The Schafer Mid-Cap Series' primary investment objective is long-term capital appreciation, and portfolio securities are selected primarily with a view to achievement of this objective. The Series' primary objective is also a fundamental policy of the Series and may not be changed without shareholder approval. Current income is a secondary objective in the selection of investments. This secondary objective is not a fundamental policy of the Series and may be changed by a vote of a majority of the Board of Trustees without a vote of the shareholders.

    The policy of the Series is to invest in securities which are believed by the Adviser to offer the possibility of increase in value, for the most part, consisting of common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase (as measured by price/earnings ratios as compared with average price/earnings ratios of major market indices, e.g., S&P 500) in relation to investment value (as measured by prospective earnings and dividend growth rates as compared with market averages of such rates). Investments are then monitored by the Series' Adviser for price movement and earnings developments. Once a security is purchased, it will generally be held in the portfolio until it no longer meets the Series' financial or valuation criteria as determined by the Series' Adviser.


    The Series expects to purchase and sell securities at such times as it deems to be in the best interest of its shareholders. Although there may be some short-term portfolio turnover, securities are generally purchased which the Adviser believes will appreciate in value over the long term. The Series anticipates that its annual portfolio turnover rate should not significantly exceed 50%. The Series, however, has not placed any limit on its rate of portfolio turnover and securities may be sold without regard to the time they have been held when, in the opinion of the Adviser, investment considerations warrant such action.

    The Series does not concentrate its investments in any particular industry or group of industries, but diversifies its holdings among as many different companies and industries as seems appropriate in the light of conditions prevailing at any given time.

    Other than as considered appropriate for cash reserves, the Series will generally maintain a fully invested position in common stocks of publicly-held companies, primarily in stocks of companies listed on a national securities exchange and other equity securities (common stocks or securities convertible into common stocks). Investments may also be made in debt securities which are convertible into equity securities and preferred stocks which are convertible into common stock and in warrants or other rights to purchase common stock, which in each case are considered equity securities by the Adviser. The Adviser rarely engages in market timing by shifting the portfolio or a significant portion thereof in or out of the market in anticipation of market fluctuations. Although the Series' portfolio will normally be fully invested in equity securities as described above, a portion of its assets may be held from time to time in cash or cash equivalents (e.g., short-term money market securities such as U.S. Treasury bills, prime-rated commercial paper, certificates of deposit, variable rate demand notes or repurchase agreements) when the Adviser is unable to identify attractive equity investments.

    The Series expects to invest primarily in the securities of U.S. issuers, although it may also invest up to 20% of its assets in securities of foreign issuers, or depository receipts for such securities, which are traded in a U.S. market or are available through a U.S. broker or dealer, regardless of whether such securities or depository receipts are traded in U.S. dollars, and which meet the criteria for investment selection set forth above. See "International Series" for a description of risks associated with foreign investments.



OTHER SPECIAL INVESTMENT METHODS
--------------------------------------------------------------------------------
CONVERTIBLE SECURITIES
    Each Series may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as
(1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics and (3) the potential for capital appreciation if the market price of the underlying common stock increases. Up to 5% of each Series' assets may be invested in convertible securities that are rated below investment grade (commonly referred to as "junk" securities). Such securities present greater credit and market risks than investment grade securities. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Series is called for redemption, the Series may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.


REPURCHASE AGREEMENTS

    The Money Market, Real Estate, International, Theme, Enhanced Index, Nifty Fifty, Seneca Mid-Cap, Schafer Mid-Cap, Growth & Income, Value and Asia Series may invest in repurchase agreements. However, no more than 10% of a Series' net assets will be invested in repurchase agreements having maturities of more than seven days. A repurchase agreement is a transaction where a Series buys a security at one price and the seller simultaneously agrees to buy that same security back at a higher price. Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the Board of Trustees and the Adviser, acting at the Board's direction, to be creditworthy. In addition, the repurchase agreements are fully collateralized by the underlying instrument and are marked to market every business day. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction.



OPTIONS

    The Multi-Sector, Money Market, Growth, Allocation, Balanced, International, Theme, Enhanced Index, Seneca Mid-Cap, Growth & Income, Value and Asia Series may write (sell) covered call options on securities owned by them, including convertible securities, provided that such call options are listed on a national securities exchange. Generally, when a Series writes a covered call option, it will acquire the underlying security or will have absolute and immediate right to acquire that security without additional consideration upon conversion or exchange of other securities held by the Series. The Money Market, Growth and Multi-Sector Series may only purchase call options for the purpose of terminating a call option previously written. The Allocation, Balanced, International, Value, Growth & Income, Seneca Mid-Cap and Theme Series also may buy exchange-traded call and put options on equity and debt securities and on stock market indexes. The International, Enhanced Index, Value, Growth & Income, Seneca Mid-Cap and Theme Series also may write or buy OTC options, buy put options on securities indices and enter into options transactions on a foreign currency. Generally, a put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. The International, Theme, Enhanced Index, Growth & Income and Asia Series also may invest up to 5% of its net assets in warrants and stock rights, which are almost identical to call options except that they are issued by the issuer of the underlying security rather than an option writer. However, no more than 2% of its net assets will be invested in warrants and stock rights not traded on the NYSE or American Stock Exchange. A complete description of options, warrants and stock rights and their associated risks is contained in the Statement of Additional Information. Options are forms of "derivatives" in that their value is dependent on fluctuations in the value of other securities.

    The Fund understands the position of the staff of the SEC to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the International, Enhanced Index, Value, Growth & Income, Seneca Mid-Cap and Theme Series. A brief description of these procedures and related limitations appears in the Statement of Additional Information.


FINANCIAL FUTURES AND RELATED OPTIONS
    The Allocation, Value, Growth & Income, Seneca Mid-Cap and Balanced Series may enter into financial futures contracts for the purchase or sale of debt obligations traded on exchanges regulated by the Commodity Futures Trading Commission to hedge against anticipated changes in interest rates that would otherwise have an adverse effect upon the value of debt securities in its portfolio. A futures contract on a debt obligation is a binding contractual commitment which, if held until maturity, will result in an obligation to make or accept delivery of obligations having a standard face value and rate of return. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. The purchase of such futures contracts will not be for speculation but will be solely for protection of the Series against declines in value. Immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of the Allocation, Value, Growth & Income, Seneca Mid-Cap or Balanced

Series' futures contracts (both receipts and delivery) will not exceed 10% of such Series' total assets.

    The International, Theme, Enhanced Index, Value, Seneca Mid-Cap, Growth & Income and Asia Series also may enter into financial futures contracts and related options to hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase or in the exchange rate of foreign currencies. The International, Theme and Asia Series will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Series' total assets.

    Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Adviser or a Subadviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or foreign currency exchange rates, in which case the Series' return might have been greater had hedging not taken place. There is also the risk that a liquid secondary market may not exist. The risk in purchasing an option on a financial futures contract is that the Series will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the Series even though the purchase or sale of the contract would not have resulted in a loss. Futures are forms of derivatives.

    A complete description of financial futures and related options is contained in the Statement of Additional Information.


FOREIGN SECURITIES

    The International and Asia Series will purchase foreign securities as discussed above. In addition, the other Series may invest up to 25% (up to 35% for the Theme Series, 20% for the Seneca Mid-Cap and Schafer Mid-Cap Series and typically less than 5% for the Nifty Fifty Series) of total net asset value in foreign securities. The Multi-Sector Series may invest up to 50% of total net asset value in foreign debt securities. The Series, other than the International, Theme, Multi-Sector and Asia Series, will purchase foreign debt securities only if issued in U.S. dollar denominations. The Enhanced Index Series may invest in securities of foreign corporations, provided that such securities are included in the S&P 500 or traded on a U.S. exchange.

    The foreign debt securities in which the Series may invest are issued by foreign issuers in developed countries considered creditworthy by the Adviser and in so-called emerging market countries. The Series will invest in government obligations supported by the authority to levy taxes sufficient to ensure the payment of all principal and interest due on such obligations. Because foreign government obligations, like U.S. government obligations, are generally guaranteed as to principal and interest by the government issuing the security, the principal risk of investing in foreign government obligations is that the foreign government will not or will be unable to, meet its obligations. The Series also may purchase securities of nongovernmental issuers considered creditworthy by the Adviser.

    While the International, Theme, Multi-Sector and Asia Series may purchase foreign debt securities denominated in foreign currencies ("non-U.S. dollar securities"), the amount invested in such non-U.S. dollar securities may vary depending on the relative yield of such securities, the relative strength of the economies and the financial markets of such countries, the relative interest rates available in such countries and the relationship of such countries' currencies to the U.S. dollar. Investments in non-U.S. dollar securities and currency will be evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

    Investments in foreign securities, particularly those of nongovernmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. Those considerations are discussed under "International Series."

    Foreign Currency Transactions. The value of the assets of the Series invested in foreign securities, as measured in United States dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Series may incur costs in connection with conversions between various currencies. The Series will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. At the time of the purchase of a forward foreign currency exchange contract, any asset (including equity securities and noninvestment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the Series' initial margin deposit with respect thereto) will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.


    When a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a Series is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. A Series also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions. For more information about foreign currency transactions, see the Statement of Additional Information.


LEVERAGE

    The Theme, Value, Seneca Mid-Cap and Enhanced Index Series may, from time to time, increase their ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds. The Fund will borrow only from banks, and only if immediately after such borrowing the value of the assets of the Series (including the amount borrowed), less its liabilities (not including any borrowings) is at least three times the amount of funds borrowed for investment purposes. The Fund may borrow up to 25% of the net assets of such Series, not including the proceeds of any such borrowings. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such Series' assets computed as provided above become less than three times the amount of the borrowings for investment purposes, the Fund, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.

    Interest on money borrowed will be an expense of those Series with respect to which the borrowing has been made. Because such expense otherwise would not be incurred, the net investment income of such Series is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

    Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing also must be made subject to an agreement by the lender that any recourse is limited to the assets of such Series with respect to which the borrowing has been made.

    Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of such Series' shares to rise faster than otherwise would be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover its cost (including any interest paid on the monies borrowed) to such Series, the net asset value of the Series will decrease faster than otherwise would be the case.

    Schafer Mid-Cap, Growth & Income and Nifty Fifty Series may not borrow except for emergency or other extraordinary purposes, only from a bank, and only in an amount not to exceed 5% of the Series' total assets (33-1/3% in the case of Growth & Income Series). Growth & Income and Nifty Fifty Series must also maintain a 300% asset coverage ratio. Schafer Mid-Cap Series may collateralize any such borrowings with up to 10% of its total assets; Growth & Income Series may collateralize any such borrowing with up to 33-1/3% of its total assets.


PRIVATE PLACEMENTS AND RULE 144A SECURITIES
    Each Series may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Series in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"). Public sales of such securities by the Fund may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Series may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the Trustees determine the secondary market is liquid, Rule 144A Securities will be considered illiquid. Trustees may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the Series: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security; and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of these Series' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each Series may invest up to 15% of its net assets in illiquid securities.


MORTGAGE-BACKED SECURITIES

    The Multi-Sector, Real Estate and Seneca Mid-Cap Series also may invest in mortgage-backed securities such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"). CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (GNMA), or Federal National Mortgage Association. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors.


    The Series also may invest in pass-through securities that are derived from mortgages. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee).

    The Series may purchase pass-through securities at a premium or at a discount. The value of pass-through securities in which the Series may invest will fluctuate with changes in interest rates. The value of such securities varies inversely with interest rates, except that when interest rates decline, the value of pass-through securities may not increase as much as other debt securities because of the prepayment feature. Changes in the value of such securities will not affect interest income from those obligations but will be reflected in the Series' net asset value.


    A particular risk associated with pass-through securities involves the volatility of prices in response to changes in interest rates or prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages' scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the pattern of prepayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of mortgages cannot be known at that time. Therefore, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but usually are lower than, the rates earned on the original pass-through securities. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of risk of prepayment. Pass-through securities are forms of derivatives.



LENDING OF PORTFOLIO SECURITIES

    Subject to certain investment restrictions, a Series (other than Nifty Fifty Series) may, from time to time, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% (except the Asia Series which will maintain an amount equal to at least 102%) of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities which will increase the current income of the Series lending its securities. A Series will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Series is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A Series may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.


    Even though securities lending usually does not impose market risks on the lending Series, a Series would be subject to risk of loss due to an increase in value if the borrower fails to return the borrowed securities for any reason (such as the borrower's insolvency). Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, a Series could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held may not be liquidated, the result could be a material adverse impact on the liquidity of the lending Series.


WHEN-ISSUED SECURITIES
    The Enhanced Index Series may commit to purchase new issues of securities on a when-issued or forward delivery basis for payment and delivery on a later date. The price and yield are generally fixed on the commitment to purchase date. During the period between purchase and settlement, the Series does not earn interest. Upon settlement, the security's market value may become more or less than the purchase price.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
    The Fund may not invest more than 25% of the assets of any one Series in any one industry (except that the Money Market and Allocation Series may invest more than 25% of their assets in the banking industry and the Real Estate Series may invest at least 75% of its assets in the real estate industry). If the Fund makes loans of the portfolio securities of any Series, the market value of the securities loaned may not exceed 25% of the market value of the total assets of such Series.

    In addition to the investment restrictions described above, each Series' investment program is subject to further restrictions which are described in the Statement of Additional Information. The restrictions for each Series are fundamental and may not be changed without shareholder approval.


PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

    Each Series pays brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Series and thus indirectly by its shareholders. It also may result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. The rate of portfolio turnover is not a limiting factor when the Adviser deems changes appropriate. It is anticipated that the turnover rate for the Enhanced Index, Nifty Fifty, Seneca Mid-Cap, Growth & Income, Value and Schafer Mid-Cap Series generally will not exceed 100%. Although securities for the Theme Series are not purchased for the short-term, the Adviser's strict sell discipline may result in rates of portfolio turnover equivalent to those identified by the SEC as appropriate for capital appreciation funds with substantial short-term trading. The Adviser's approach dictates that underperforming securities and securities not consistent with prevailing themes will be sold. Portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Series' securities (excluding short-term securities). The turnover rate may vary greatly from year to year and may be affected by cash requirements for redemptions of shares of a Series and by compliance with provisions of the Internal Revenue Code, relieving investment companies which distribute substantially all of their net income from federal income taxation on the amounts distributed. The rates of portfolio turnover for each Series (other than the Money Market, Nifty Fifty, Seneca Mid-Cap, Growth & Income, Value and Schafer Mid-Cap Series) are set forth under "Financial Highlights." For more information regarding the consequences related to a high portfolio turnover rate, see "Portfolio Transactions and Brokerage" and

"Dividends, Distributions and Taxes" in the Statement of Additional Information.


THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    The Fund is a mutual fund, technically known as an open-end, diversified investment company. The Board of Trustees supervises the business affairs and investments of the Fund, which is managed on a daily basis by the Fund's investment advisers. The Fund was organized as a Massachusetts business trust on February 18, 1986. The Fund issues shares of beneficial interest in 15 Series. The Statement of Additional Information contains a list of the members of the Board of Trustees and the officers of the Fund.



INVESTMENT ADVISERS

    The Fund's investment adviser to all Series except the Real Estate and Asia Series is Phoenix Investment Counsel, Inc. ("PIC"), which is located at 56 Prospect Street, Hartford, Connecticut 06115. All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("PEPCO"), a subsidiary of Phoenix Duff & Phelps Corporation ("PD&P"). Phoenix owns a controlling interest in PD&P. PEPCO also performs bookkeeping, pricing and administrative services for the Fund. PEPCO is registered as a broker-dealer in 50 states. The executive offices of Phoenix are located at One American Row, Hartford, Connecticut 06102; the executive offices of PD&P are located at 56 Prospect Street, Hartford, Connecticut 06115, and the principal offices of PEPCO are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. In addition to the Fund, PIC serves as investment adviser to the Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Strategic Equity Series Fund (all series other than Equity Opportunities Series), Phoenix Duff & Phelps Institutional Mutual Funds (all portfolios other than the Real Estate Equity Securities Portfolio, Core Equity Portfolio and the Enhanced Reserves Portfolio), Phoenix Growth and Income Fund of Phoenix Equity Series Fund, Phoenix Investment Trust 97 and Phoenix Multi-Portfolio Fund (all portfolios other than the Real Estate Securities Portfolio) and as subadviser to Sun America Series Trust. PIC also serves as subadviser to the Asia Series. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 1997, PIC had approximately $20.5 billion in assets under management.

    J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated (JPM & Co.), serves as subadviser to the Enhanced Index Series. J.P. Morgan's principal place of business is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan presently serves as an investment manager for corporate, public and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. J.P. Morgan was founded in 1984. JPM & Co., through J.P. Morgan and its other investment management subsidiaries, had approximately $255 billion in assets under management as of December 31, 1997.

    Roger Engemann & Associates ("Engemann") serves as subadviser to the Nifty Fifty Series. Engemann is a wholly owned subsidiary of Pasadena Capital Corporation which, in turn, is a wholly-owned subsidiary of PD&P. Engemann has been engaged in the investment management business since 1969 and provides investment counseling services to retirement plans, colleges, corporations, trusts and individuals. Engemann also serves as investment adviser to the Phoenix-Engemann Funds. As of December 31, 1997, Engemann had approximately $6.2 billion in assets under management.

    Seneca Capital Management, LLC ("Seneca") serves as subadviser to the Seneca Mid-Cap Series. PD&P owns a majority interest in Seneca; the balance is owned by certain of its employees, including Gail Seneca, one of the portfolio management team leaders, and the former limited partners of GMG/Seneca Capital Management, LLC. Seneca (including its predecessor, GMG/Seneca Capital Management LP) has been an investment adviser since 1989, managing equity and fixed-income securities portfolios primarily for institutions and individuals. As of December 31, 1997, Seneca had approximately $4.4 billion in assets under management.

    Schafer Capital Management, Inc. ("Schafer"), serves as subadviser to the Schafer Mid-Cap Series. Schafer's principal place of business is located at 101 Carnegie Center, Suite 107, Princeton, New Jersey. Schafer has been engaged in the investment management business since 1981, specializing in long-term investing in the equity markets. As of December 31, 1997, Schafer had approximately $1.7 billion in assets under management.

    The investment adviser to the Real Estate Series is Duff & Phelps Investment Management Co. ("DPIM"). DPIM is a subsidiary of PD&P and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. PD&P is a NYSE traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. DPIM also serves as investment adviser to the Core Equity Fund of Phoenix Equity Series Fund, the Enhanced Reserves, Core Equity and Real Estate Equity Securities Portfolios of Phoenix Duff & Phelps Institutional Mutual Funds, the Real Estate Securities Portfolio of Phoenix Multi-Portfolio Fund and three closed-end funds: Duff & Phelps Utilities Income Inc., Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. As of December 31, 1997, DPIM had approximately $13 billion in assets under management.

    The investment adviser to the Asia Series is Phoenix-Aberdeen International Advisors, LLC ("PAIA"). PAIA is located at One American Row, Hartford, Connecticut 06102. PAIA, a Delaware limited liability company formed in 1996 and jointly owned and managed by PM Holdings, Inc., a subsidiary of Phoenix, and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Asset Management plc. Aberdeen Fund Managers, Inc. has its principal offices located at One Financial Plaza, Suite 2210, NationsBank Tower, Fort Lauderdale, Florida 33394. PAIA also serves as investment adviser to Phoenix-Aberdeen Series Fund. While many of the officers and directors of the Adviser and subadviser have extensive experience as investment professionals, due to its recent formation, PAIA has no prior operating history. Aberdeen Fund Managers, Inc. also serves as subadviser to the Asia Series and to Phoenix-Aberdeen Series Fund.

    Aberdeen Asset Management was founded in 1983, and through subsidiaries operating from offices in Aberdeen, Scotland; London, England; Singapore; and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of December 31, 1997, Aberdeen Asset Management and its advisory subsidiaries had approximately $19 billion in assets under management.


    The Advisers continuously furnish an investment program for each Series and manage the investment and reinvestment of the assets of each Series subject at all times to the authority and supervision of the Trustees. All costs and expenses (other than those specifically referred to as being borne by the Advisers) incurred in the operation of the Account and the Fund are borne by the Fund, Phoenix, PHL Variable or PLAC. A more detailed discussion of the Advisers and the Investment Advisory Agreements and Investment Subadvisory Agreements is contained in the Statement of Additional Information.


PORTFOLIO MANAGERS
    Balanced Series. Investment and trading decisions for the Balanced Series are made by a team of equity investment professionals and a team of fixed income investment professionals.


    Allocation Series. Ms. Mary E. Canning serves as portfolio manager of the Allocation Series and, as such, is primarily responsible for the day-to-day management of the Series' investments. Ms. Canning has served as portfolio manager since August 1996, and previously served as co-manager from June to August 1996. Since April 1998, Ms. Canning has been a managing director, equities, of PIC; she was a vice president of PIC from 1991 to 1998 and also is a vice president of the Fund and of Phoenix Series Fund (since 1987). From June 1991 to November 1995, Ms. Canning was associate portfolio manager, Common Stock, Phoenix Home Life Mutual Insurance Company and held various other positions with Phoenix Home Life from 1982 to 1991.

    Multi-Sector Series. Mr. David L. Albrycht has served as portfolio manager of the Multi-Sector Series since March 1998 and, as such, is primarily responsible for the day-to-day management of the Series' portfolio. He also is portfolio manager of Phoenix Multi-Sector Fixed Income Fund, Inc., (since April 1995, co-manager March 1994 to April 1995), Phoenix Multi-Sector Short Term Bond Fund (since August 1993), and Phoenix Strategic Income Fund of Phoenix Multi-Portfolio Fund (since August 1993). Mr. Albrycht is a managing director, fixed income of PIC and National Securities & Research Corporation, an affiliate of PIC. He has held various investment management positions with Phoenix and its affiliates since 1989.

    Growth Series. Investment and trading decisions for the Growth Series are made by a team of equity investment professionals.

    International Series. Mr. David Lui is the portfolio manager of the International Series and, as such, is primarily responsible for the day-to-day management of the Series' investments. He also is portfolio manager of Phoenix Worldwide Opportunities Fund and the International Portfolio of Phoenix Multi-Portfolio Fund. Mr. Lui previously served as co-portfolio manager for these funds from July 1996 until March 1998 and as associate portfolio manager from June 1995 to July 1996. Mr. Lui is a managing director, equities of PIC and National Securities & Research Corporation, an affiliate of PIC (since 1996). From 1993 to 1995, Mr. Lui was a vice president of Asian Equities at Alliance Capital Management, and from 1990 to 1993, he was an associate, Capital Markets, at Bankers Trust.

    Money Market Series. Ms. Julie L. Sapia is the portfolio manager of the Money Market Series and, as such, is primarily responsible for the day-to-day management of the Series. Ms. Sapia is also vice president and portfolio manager of the Money Market Fund Series of Phoenix Series Fund and of the Money Market Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds. She is also vice president of Phoenix-Aberdeen Series Fund. Since April 1998, Ms. Sapia is a director of money market trading of PIC. Previously, from April 1997 to April 1998, she was head money market trader of PIC; from 1995 to 1997 she was money market trader of PIC; and from 1991 to 1995 she was money market trader for Phoenix.

    Real Estate Series. Mr. Michael Schatt is responsible for managing the assets of the Real Estate Series. Mr. Schatt is employed as managing director of PD&P and is a vice president of the Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix Multi-Portfolio Fund, Duff & Phelps Utilities Income Inc. and DPIM. His current responsibilities include serving as coportfolio manager of the Real Estate Securities Portfolio of Phoenix Multi-Portfolio Fund, the Real Estate Equity Securities Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds, and managing the real estate investment securities of Duff & Phelps Utilities Income Inc. Previously he served as director of the Real Estate Advisory Practice for Coopers & Lybrand, LLC, and has over 16 years experience in the real estate industry.

    Theme Series. Mr. William J. Newman serves as portfolio manager of the Theme Series and, as such, is primarily responsible for the day-to-day management of the Series' portfolio. Mr. Newman also serves as portfolio manager of the Mid-Cap Portfolio of Phoenix Multi-Portfolio Fund, and the Small Cap Fund and Strategic Theme Fund of Phoenix Strategic Equity Series Fund. Mr. Newman also is executive vice president, managing director of the small/mid-cap team and chief investment strategist of PIC. Mr. Newman joined Phoenix in March 1995 as chief investment strategist and managing director for Phoenix Investments. Mr. Newman was chief investment strategist for Kidder Peabody in New York from May 1993 to December 1994. He was managing director at Bankers Trust from March 1991 to May 1993.

    Asia Series. Mr. Hugh Young is the portfolio manager of the Asia Series and, as such, is primarily responsible for the day-to-day management of the Series' portfolio. Mr. Young has been employed as an investment director Aberdeen Asset Management Asia Limited since 1988. From 1985 to 1988, Mr. Young was the Far East investment director for Sentinel Funds Management Ltd. From 1984 to 1985, he was an investment manager with Fidelity International Ltd. From 1981 to 1984, he served as investment analyst-overseas investment manager with MGM Assurance; and from 1980 to 1981, he was an investment analyst with Beardsley Bishop Escombe, Stockbrokers.

    Enhanced Index Series. Mr. Timothy Devlin and Mr. James Wiess are coportfolio managers of the Enhanced Index Series and, as such, are primarily responsible for the day-to-day management of the Series' investments. Mr. Devlin has served as a vice president of J.P. Morgan since July 1996 and is a member of the Structured Equity Group where he has the dual responsibilities of client servicing and portfolio management. From 1987 to 1996, he served as first vice president of Mitchell Hutchins where he managed quantitatively-driven equity portfolios for institutional and retail investors. Mr. Wiess is a vice president of J.P. Morgan and is a portfolio manager in the Structured Equity Group where he has the responsibility of portfolio rebalancing and research and development of structured equities. Prior to joining J.P. Morgan in 1992, Mr. Wiess was a stock index arbitrager for seven years at Oppenheimer & Co.


    Nifty Fifty Series. Mr. Roger Engemann, Mr. James E. Mair and Mr. John S. Tilson are primarily responsible for the day-to-day management of the Series. Messrs. Engemann, Mair and Tilson also manage the investment portfolio of Phoenix Aggressive Growth Fund of Phoenix Series Fund. Each is a managing director, equities of PIC. Mr. Engemann has been president of Engemann since its inception. Messrs. Mair and Tilson are both executive vice presidents of Engemann, and both have been with Engemann since 1983.

    Seneca Mid-Cap Series. Ms. Gail P. Seneca and Mr. Richard D. Little are the portfolio management team leaders for the Series and, as such, are primarily responsible for the day-to-day management of the Series' assets. Ms. Seneca is the chief executive officer and chief investment officer of Seneca and a team leader of the portfolio management team of each of the Seneca Funds. From October 1987 until October 1989, Ms. Seneca was senior vice president of the Asset Management Division of Wells Fargo Bank and from October 1983 to September 1987, she was investment strategist and portfolio manager for Chase Lincoln Bank, heading the Fixed Income Division. Mr. Little has been with Seneca since December 1989. He is a general partner and director of Equities. Before he joined Seneca, Mr. Little held positions as an analyst, board member and regional manager with Smith Barney, NatWest Securities and Montgomery Securities.

    Growth & Income Series. Mr. Steven L. Colton serves as portfolio manager of the Growth & Income Series and, as such, is primarily responsible for the day-to-day operation of the Series. Mr. Colton joined PD&P in June 1997; he is a managing director, value equities of PIC. Mr. Colton also is portfolio manager of the Growth and Income Fund of Phoenix Equity Series Fund and is one of the portfolio managers of Phoenix Income and Growth Fund. Previously, Mr. Colton was portfolio manager for the American Century Income & Growth Fund from its inception in December 1990 through May 1997.

    Value Series. Mr. Christian C. Bertelsen serves as portfolio manager of the Value Series and, as such, is primarily responsible for the day-to-day management of the Series' investments. Mr. Bertelsen joined PD&P in July 1997; he is a managing director, value equities of PIC. Mr. Bertelson also is portfolio manager of Phoenix Value Equity Fund and Phoenix Small Cap Value Fund of Phoenix Investment Trust 97. Previously, from 1996 to July 1997, Mr. Bertelsen was employed by Dreman Value Advisors where he served as chief investment officer and portfolio manager of the Kemper-Dreman Contrarian and Small Cap Value Funds. From 1993 to 1996, Mr. Bertelsen was a senior vice president of Eagle Asset Management where he managed private and institutional assets, as well as the Heritage Value Equity Fund. Mr. Bertelsen has over 30 years' investment experience.

    Schafer Mid-Cap Series. Mr. David K. Schafer is the portfolio manager for the Schafer Mid-Cap Series and, as such, is primarily responsible for the day-to-day management of the Series' portfolio. Mr. Schafer has been in the investment management business for more than twenty-five years. Mr. Schafer is the president of Schafer Capital Management, Inc. and is also portfolio manager for the Strong Schafer Value Fund. Mr. Schafer was a securities analyst, first for Arnold Bernhard & Co., Inc., publisher of The Value Line Investment Survey, from June 1966 to June 1968; for J & W Seligman & Co. from June 1968 to December 1970; and for Fariston Management Corp., from January 1971 to November 1972. In 1972, he joined the treasury department of INCO Ltd. to supervise that company's pension assets, and in 1974 he began managing a portion of those assets himself. In 1981, Mr. Schafer left INCO Ltd. to found Schafer Capital Management.



ADVISORY FEES
    As compensation for its services for all Series, the Advisers are entitled to a fee at an annual rate of the average daily net assets of the Series, payable monthly, as follows:

                        PHOENIX INVESTMENT COUNSEL, INC.
                        --------------------------------

                                                     RATE FOR
                  RATE FOR FIRST  RATE FOR NEXT    EXCESS OVER
SERIES             $250,000,000    $250,000,000    $500,000,000
------             ------------    ------------    ------------

Money Market.....      .40%            .35%            .30%
Multi-Sector.....      .50%            .45%            .40%
Balanced.........      .55%            .50%            .45%
Allocation.......      .60%            .55%            .50%
Growth...........      .70%            .65%            .60%
International....      .75%            .70%            .65%
Theme ...........      .75%            .70%            .65%
Nifty Fifty......      .90%            .80%            .70%
Growth & Income..      .70%            .65%            .60%
Value............      .70%            .65%            .60%


                        PHOENIX INVESTMENT COUNSEL, INC.
                        --------------------------------

SERIES
------
Enhanced Index...       .45%
Seneca Mid-Cap...       .80%
Schafer Mid-Cap..      1.05%

    The total advisory fees of .75%, .75%, .90%, .80% and 1.05% of the aggregate net assets of the International, Theme, Nifty Fifty, Seneca Mid-Cap and Schafer Mid-Cap Series, respectively, is greater than that paid by most mutual funds; however, the Board of Trustees of the Fund has determined that it is similar to fees charged by other mutual funds whose investment objectives are similar to those of the International, Theme, Nifty Fifty, Seneca Mid-Cap and Schafer Mid-Cap Series.

    Pursuant to a subadvisory agreement with the Fund, PIC delegates certain investment decisions and research functions with respect to the Enhanced Index Series to J.P. Morgan, with respect to the Nifty Fifty Series to Engemann, with respect to Seneca Mid-Cap Series to Seneca, and with respect to Schafer Mid-Cap Series to Schafer for which they are paid a fee by PIC. In accordance with the subadvisory agreement between the Fund and J.P. Morgan, J.P. Morgan is paid a monthly fee at the annual rate of .25% of the average aggregate daily net asset values of the Enhanced Index Series up to $100 million and .20% of such value in excess of $100 million. Pursuant to the subadvisory agreement between the Fund and Engemann, Engemann is paid a monthly fee at the annual rate of .45% of the average aggregate daily net asset values of the Nifty Fifty Series up to $250,000,000, .425% of such values between $250,000,000 and $500,000,000, and
 .40% of such values in excess of $500,000,000. Pursuant to the subadvisory agreement between the Fund and Seneca, Seneca is paid a monthly fee at the annual rate of .40% of the average aggregate daily net asset values of the Seneca Mid-Cap Series. In accordance with the subadvisory agreement between the Fund and Schafer, Schafer is paid a monthly fee at the annual rate of .85% of the average aggregate daily net asset values of the Schafer Mid-Cap Series up to $175 million and .80% of such value in excess of $175 million. The subadvisory agreements relating to the Enhanced Index, Nifty Fifty, Seneca Mid-Cap and Schafer Mid-Cap Series provide, among other things, that J.P. Morgan, Engemann, Seneca and Schafer shall effectuate the purchase and sale of securities for the Series and provide related advisory services.

                     DUFF & PHELPS INVESTMENT MANAGEMENT CO.
                     ---------------------------------------

                                                     RATE FOR
                  RATE FOR FIRST  RATE FOR NEXT    EXCESS OVER
SERIES            $1,000,000,000  $1,000,000,000  $2,000,000,000
------            --------------  --------------  --------------
Real Estate......      .75%            .70%            .65%

    The total advisory fee of .75% of the aggregate net assets of the Real Estate Series is greater than that paid by most mutual funds; however, the Board of Trustees of the Fund has determined that it is similar to fees charged by other mutual funds whose investment objectives are similar to that of the Real Estate Series.

                  PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
                  --------------------------------------------

SERIES
------
Asia Series......      1.00%


    The total advisory fee of 1.00% of the aggregate net assets of the Asia Series is greater than that paid by most mutual funds; however, the Board of Trustees of the Fund has determined that it is similar to fees charged by other mutual funds whose investment objectives are similar to those of the Asia Series.

    For providing research and other domestic advisory services to the Asia Series, PAIA pays to PIC a monthly subadvisory fee at an annual rate equivalent to .30% of the average aggregate daily net asset value of the Series. For implementing certain portfolio transactions and providing research and other services to the Series, PAIA also pays a monthly subadvisory fee to Aberdeen Fund Managers, Inc. equivalent to .40% of the average aggregate daily net asset value of the Series. For implementing certain portfolio transactions, providing research and other services with regard to investments in particular geographic areas, Aberdeen Fund Managers, Inc. shall engage the services of its affiliates, Aberdeen Fund Managers Ltd. and Aberdeen Asset Management Asia Limited for which such entities shall be paid a fee by Aberdeen Fund Managers, Inc.



FINANCIAL AGENT

    Under a Financial Agent Agreement, PEPCO acts as financial agent of the Fund and, as such, is responsible for certain administrative functions and the bookkeeping and pricing functions for the Fund. For its services as financial agent, PEPCO receives a fee based on the average of the aggregate daily net asset values of the Fund at the annual rate per each $1,000,000 of $600. PFPC, Inc. has been retained by PEPCO to perform certain administrative and pricing services for the Fund for which PEPCO pays PFPC a fee. While PEPCO has delegated certain responsibilities to PFPC, PEPCO retains full responsibility for the performance of all duties of financial agent.



EXPENSES
    Each Series (except the International, Real Estate, Theme, Asia, Enhanced Index and Seneca Mid-Cap Series) pays a portion or all of its total operating expenses other than the management fee, up to .15% of its total average net assets. The International, Real Estate, Theme, Asia, Enhanced Index and Seneca Mid-Cap Series pay total operating expenses other than the management fee up to
 .40%, .25%, .25%, .25%, .10% and .25%, respectively, of its total average net assets. Expenses above these limits are paid by the Advisers, Phoenix, PHL Variable or PLAC.


PORTFOLIO TRANSACTIONS AND BROKERAGE
    No Series has any obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to the Statement of Policy on Brokerage Allocation adopted by the Board of Trustees, the Advisers are primarily responsible for the portfolio decisions of each Series and the placing of its portfolio transactions. In placing orders, it is the policy of each Series to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the Advisers generally seek reasonably competitive spreads or commissions, the Series will not necessarily be paying the lowest spread or commission available. The Statement of Additional Information contains more information on brokerage allocation.


PERFORMANCE HISTORY
    From time to time, the Fund may include the performance history of any or all of the Series (along with applicable separate account performance history) in advertisements, sales literature or reports. Performance information about each Series is based on that Series' past performance only and is not an indication of future performance. Performance information may be expressed as yield and effective yield of the Money Market Series, as yield of the Multi-Sector Series and as total return of any Series. Current yield for the Money Market Series will be based on the income earned by the Series over a given 7-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends.

    For the Multi-Sector Series, quotations of yield will be based on all investment income per share earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period.


    When a Series advertises its total return, it usually will be calculated for one year, five years and ten years or since inception if the Series has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $1,000 investment in the Series at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of the maximum sales charge applicable at the beginning of the relevant period.

           AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDING 12/31/97
           ----------------------------------------------------------

                  COMMENCEMENT                               LIFE OF
SERIES                DATE       1 YEAR  5 YEARS  10 YEARS    FUND
------                ----       ------  -------  --------    ----
Multi-Sector....     1/1/83     10.93%   11.04%    10.80%    11.00%
Balanced........     5/1/92     17.93%   11.15%      N/A     11.58%
Allocation......     9/17/84    20.73%   11.24%    12.18%    13.17%
Growth..........     1/1/83     21.07%   16.72%    17.57%    18.58%
International...     5/1/90     12.04%   15.07%      N/A      8.98%
Real Estate ....     5/1/95     22.05%     N/A       N/A     27.50%
Theme...........     1/29/96    17.16%     N/A       N/A     14.28%
Asia............     9/17/96   (32.39%)    N/A       N/A    (26.12%)
Enhanced Index..     7/15/97      N/A      N/A       N/A      5.83%


                              ANNUAL TOTAL RETURNS
                              --------------------

YEAR            MULTI-SECTOR   BALANCED     ALLOCATION     GROWTH
----            ------------   --------     ----------     ------
1986.........      19.45%         N/A         15.61%       20.15%
1987.........       1.12%         N/A         12.58%        7.05%
1988.........      10.36%         N/A          2.33%        3.83%
1989.........       8.30%         N/A         19.88%       36.06%
1990.........       5.14%         N/A          5.62%        3.98%
1991.........      19.41%         N/A         29.44%       43.83%
1992.........      10.03%        9.72%        10.67%       10.29%
1993.........      15.90%        8.57%        11.02%       19.69%
1994.........      (5.47%)      (2.80%)       (1.45%)       1.48%
1995.........      23.54%       23.28%        18.22%       30.85%

1996.........      12.42%       10.56%         9.05%       12.58%
1997.........      10.93%       17.93%        20.73%       21.07%



                              REAL                            ENHANCED
YEAR          INTERNATIONAL  ESTATE   THEME     ASIA SERIES    INDEX
----          -------------  ------   -----     -----------    -----
1990........     (8.10%)       N/A      N/A         N/A         N/A
1991........     19.78%        N/A      N/A         N/A         N/A
1992........    (12.89%)       N/A      N/A         N/A         N/A
1993........     38.44%        N/A      N/A         N/A         N/A
1994........      0.03%        N/A      N/A         N/A         N/A
1995........      9.59%      17.79%*    N/A         N/A         N/A

1996........     18.65%      33.09%   10.33%*      0.16%*       N/A
1997........     12.04%      22.05%   17.16%     (32.39%)      5.83%*

                                *Since inception

     Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Principal and investment return (except Money Market Series) will vary and you may have a gain or loss when you withdraw your money. The Multi-Sector Series includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid. While Money Market Series seeks to maintain a stable value of $10.00 per share, there is no assurance that it will be able to do so.


    Yield calculations of the Money Market Series used for illustration purposes are based on the consideration of a hypothetical investment account having a balance of exactly one Share at the beginning of a 7-day period, which period will end on the date of the most recent financial statements. The yield for the Series during this 7-day period will be the change in the value of the hypothetical investment account's original Share. The following is an example of this yield calculation for the Money Market Series based on a 7-day period ending December 31, 1997.


Assumptions:


Value of hypothetical pre-existing account with
   exactly one share at the beginning of the period:. 10.000000 Value of the same account (excluding capital changes) at the end of the 7-day period:.......... 10.009858
Calculation:
   Ending account value.............................. 10.009858
   Less beginning account value...................... 10.000000
   Net change in account value.......................  0.009858
Base period return:
   (adjusted change/beginning account value).........  0.000986
Current yield = return x (365/7) =...................     5.14%
Effective yield = [(1 + return)(365/7)]-1 =............     5.27%


    The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time.


    The Advisers have voluntarily agreed to reimburse certain expenses as described under "Expenses" above. If the Advisers had not reimbursed certain expenses during the periods shown, the returns for these funds would have been lower. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY THE INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.


    The Fund's Annual Report, available upon request and without charge, contains a discussion of the performance of each Series and a comparison of that performance to a securities market index.


SHARES OF BENEFICIAL INTEREST
--------------------------------------------------------------------------------

    The Fund currently has fifteen Series of shares of beneficial interest. Shares (including fractional shares) of each Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to that Series. All voting rights of the Accounts as shareholders are passed through to the Contract Owners and Policyowners. Shareholders of all Series currently vote on the election of Trustees and other matters. On matters affecting an individual Series (such as approval of an Investment Advisory Agreement or a change in fundamental investment policies), a separate vote of that Series is required.


    Fund shares attributable to any Phoenix, PHL Variable or PLAC assets and Fund shares for which no timely instructions from Contract Owners or Policyowners are received will be voted by Phoenix, PHL Variable and PLAC in the same proportion as those shares in that Series for which instructions are received.

    Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights.

    The assets received by the Fund for the issue or sale of shares of each Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such Series, and constitute the underlying assets of such Series. The underlying assets of each Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular Series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.


    Unlike the stockholders of a corporation, there is a possibility that the Accounts as shareholders of a business trust such as the Fund may be liable for debts or claims against the Fund. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, undertaking or obligation made or issued by the Fund shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of the Accounts, as shareholders, incurring loss because of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Phoenix, PHL Variable and PLAC, as the sole shareholders, have a fiduciary duty to bear this risk and Contract Owners and Policyowners are fully and completely insulated from risk.



PURCHASE OF SHARES
--------------------------------------------------------------------------------

    The Fund offers its shares, without sales charge, for purchase by the Accounts as an investment medium for the Variable Accumulation Annuity Contracts and Variable Universal Life Insurance Policies issued by Phoenix, PHL Variable and PLAC. It is contemplated that, in the future, other separate accounts of Phoenix, PHL Variable, PLAC or other insurance companies may purchase shares of the Fund. Shares of the Fund will not be sold to the public. The Fund continuously offers shares in each Series to the Accounts at prices equal to the respective net asset values of those Series. Net asset value is determined in the manner set forth below under "Net Asset Value."

    It is conceivable that, in the future, it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although Phoenix, PHL Variable, PLAC or the Fund currently do not foresee any such disadvantages either to variable life insurance policyowners or to variable annuity contract owners, the Fund's Board of Trustees intends to monitor events in order to identify any material conflicts between such policyowners and contract owners and to determine what action, if any, including withdrawal by the owner of the Accounts from the Fund, should be taken in response thereto. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, (3) changes in the investment management of any portfolio of the Fund or
(4) differences in voting instructions between those given by policyowners and those given by contract owners.



NET ASSET VALUE
--------------------------------------------------------------------------------
    The net asset value per share of each Series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. The net asset value per share of a Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series.

    The Series' investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Trustees or their delegates. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of less than 61 days are valued at amortized cost, which the Trustees have determined approximates market. For further information about security valuations, see the Statement of Additional Information.


REDEMPTION OF SHARES
--------------------------------------------------------------------------------
    The Fund will redeem all full and fractional shares of the Fund presented for redemption. The Fund may, at the discretion of the Trustees and to the extent consistent with state and federal law, make payment for shares of a particular Series redeemed in whole or in part in securities or other assets of such Series taken at current values. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

    The right to redeem shares or to receive payment with respect to any redemption only may be suspended for more than seven days for any period during which trading on the NYSE is restricted as determined by the SEC or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the SEC as a result of which disposal of portfolio securities or determination of the net asset value of each Series is not reasonably practicable, and for such other periods as the SEC may by order permit for the protection of shareholders of each Series.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
    All dividends and distributions with respect to the shares of any Series will be payable in shares of such Series at net asset value or, at the option of the Account as shareholder, in cash.

    The net investment income of the Money Market Series will be declared as dividends daily. Dividends will be distributed and reinvested in additional shares on the last business day of every month. The net income of the Money Market Series for Saturdays, Sundays and other days on which the NYSE is closed will be declared as dividends on the next business day.


    The Multi-Sector, Growth, Allocation, Balanced, International, Enhanced Index, Theme, Nifty Fifty, Seneca Mid-Cap, Growth & Income, Value and Schafer Mid-Cap Series will distribute substantially all net investment income to shareholders at least annually, although it is anticipated that these distributions will be made on a quarterly basis. Net realized capital gains, if any, will be distributed annually. The Real Estate Series will distribute its net investment income to its shareholders quarterly and net realized capital gains, if any, to its shareholders annually. The Asia Series will distribute its net investment income to its shareholders on a semiannual basis and net realized capital gains, if any, to its shareholders on an annual basis.



TAXES
--------------------------------------------------------------------------------

    The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code") and so qualified for its last taxable year. In addition, the Fund intends to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Fund intends to distribute sufficient income to avoid imposition of any Federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's shareholders, which in this case are the Accounts. The International and Asia Series may incur liability for foreign income and withholding taxes on investment income. The International and Asia Series intend to qualify for, and may make, an election permitted under the Code to enable the shareholder Accounts (and therefore Phoenix) to claim a credit or deduction on Phoenix's income tax return for the Accounts' pro rata share of the income and withholding taxes paid by the International and Asia Series to foreign countries. Phoenix also will treat the foreign income taxes paid by the Series as income. Contract Owners and Policyowners will not be required to treat the foreign income taxes paid by the Series as income or be able to claim a credit or deduction for these taxes on their income tax returns. For a discussion of the taxation of the Accounts, see "Federal Tax Considerations" included in the Accounts' Prospectuses.

    Although the Real Estate Series may be a nondiversified portfolio, the Fund intends to comply with the diversification and other requirements of the Code applicable to "regulated investment companies" so that it will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. Accordingly, the Real Estate Series will insure that no more than 25% of its total assets would be invested in the securities of a single issuer and that at least 50% of its total assets is represented by cash and cash items and other securities limited in respect of any one issuer to an amount no greater than 5% of the total value of the assets of the Series.


    In addition, if the Real Estate Series has rental income or income from the disposition of real property acquired as a result of a default on securities the Real Estate Series may own, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND
PAYING AGENT
--------------------------------------------------------------------------------

    The Custodian of the assets of the Multi-Sector, Money Market, Growth, Strategic Allocation, Balanced and Strategic Theme Series is The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, Floor 3B, New York, New York 10081. The Custodian of the assets of the International and Asia Series is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, Attention:
Manager, Securities Division. The Custodian of the assets of the Real Estate, Growth & Income, Value, Seneca Mid-Cap, Nifty Fifty, Schafer Mid-Cap and Enhanced Index Series is State Street Bank and Trust, One Heritage Drive, P2N, North Quincy, Massachusetts 02171. The Fund has authorized the Custodian to appoint one or more subcustodians of the assets of the Fund held outside the United States. The securities and other assets of each Series will be held by the Custodians or any subcustodian separate from the securities and assets of each other Series.


    The Transfer Agent and the Dividend Paying Agent for the Fund's shares is Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, PO Box 2200, Enfield, Connecticut 06083-2200.


OTHER INFORMATION
--------------------------------------------------------------------------------

    Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants for the Fund and audits its financial statements annually.

    Inquiries and requests for the Statement of Additional Information and the Annual Report to Shareholders should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephoning VPO at (800) 447-4312.


APPENDIX
--------------------------------------------------------------------------------
A-1 AND P-1 COMMERCIAL PAPER RATINGS
    The Money Market Series will invest only in commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody's or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's.

    Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

    The rating P-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


MOODY'S  CORPORATE BOND RATINGS
    AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P'S CORPORATE BOND RATINGS
    AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

    AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

    A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

    BB-B-CCC-CC--Bonds rated BB, B, CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirement.

    B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

    CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

    CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

    C--Bonds are in imminent default in payment of interest or principal.

    D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                          THE PHOENIX EDGE SERIES FUND

HOME OFFICE:                                           PHOENIX VARIABLE PRODUCTS
                                                       MAIL OPERATIONS ("VPMO"):
101 Munson Street                                                  P.O. Box 8027
Greenfield, Massachusetts                                  Boston, MA 02266-8027





                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 1998



    This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read together with the Fund's current Prospectus, dated May 1, 1998, which may be obtained by calling Variable Products Operations ("VPO") at (800) 447-4312, or by writing to VPMO.




                               ------------------

                               TABLE OF CONTENTS*

                                                                          PAGE
                                                                          ----


The Phoenix Edge Series Fund (1).........................................    2

Investment Policies (11).................................................    2

Investment Restrictions (24).............................................   12

Portfolio Turnover (24)..................................................   13

Management of the Fund (25)..............................................   13

Investment Advisers (25).................................................   21

Brokerage Allocation (28)................................................   23

Determination of Net Asset Value (30)....................................   24

Investing In the Fund (30)...............................................   24

Redemption of Shares (30)................................................   24

Taxes (31)...............................................................   25

Custodian (31)...........................................................   25

Foreign Custodian........................................................   25

Independent Accountants..................................................   25

Financial Statements.....................................................   25




* Numbers in parentheses are cross-references to related sections of the Prospectus.

THE PHOENIX EDGE SERIES FUND
--------------------------------------------------------------------------------

    The Phoenix Edge Series Fund (the "Fund") is an open-end investment company as defined in the Investment Company Act of 1940. It was formed on February 18, 1986 as a Massachusetts business trust and commenced operations on December 5, 1986. The Phoenix Home Life Variable Accumulation Account is a separate account of Phoenix Home Life Mutual Insurance Company ("Phoenix") created on June 21, 1982. The Phoenix Home Life Variable Universal Life Account is a separate account of Phoenix created on June 17, 1985. The PHL Variable Accumulation Account is a separate account of PHL Variable Insurance Company ("PHL Variable") formed on December 7, 1994. The Phoenix Life and Annuity Variable Universal Life Account is a separate account of Phoenix Life and Annuity Company ("PLAC") formed in March 1996. The executive offices of the Accounts, Phoenix, PHL Variable and PLAC are located at One American Row, Hartford, Connecticut. The Accounts own the majority of the shares of the Fund.


INVESTMENT POLICIES
--------------------------------------------------------------------------------
    The investment objectives and policies of each Series are described in the "Investment Objectives and Policies" section of the Prospectus. The following specific policies supplement the information contained in that section of the Prospectus.


MONEY MARKET INSTRUMENTS
    Certain money market instruments used extensively by the Money Market and Allocation Series are described below. They also may be used by the International, Real Estate, Theme, Enhanced Index and Asia Series and may be used by the other Series to a very limited extent to invest otherwise idle cash, or on a temporary basis for defensive purposes.

    Repurchase Agreements. Repurchase Agreements are agreements by which a Series purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. In fact, such a transaction is a loan of money to the seller of the securities.


    A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the accounts of the custodian of the Fund maintained in a central depository or book-entry system or by physical delivery of the securities to the Fund's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.


    Even though repurchase transactions usually do not impose market risks on the purchasing Series, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Series might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

    U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have maturity of greater than five years.


    Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives and the U.S. Postal Service. Securities issued or guaranteed by the Export-Import Bank of the United States, Farmer's Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration and Small Business Administration are supported by the full faith and credit of the U.S. Treasury. Securities issued or guaranteed by Federal National Mortgage Association and Federal Home Loan Banks are supported by the right of the issuer to borrow from the Treasury. Securities issued or guaranteed by the other agencies or instrumentalities listed above are supported only by the credit of the issuing agency.

    Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.


    Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

    Bankers' Acceptances. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.


    Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.


    Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

    All of the Money Market Series' investments will mature in 397 days or less and will have a weighted average age of not more than 90 days. By limiting the maturity of its investments, the Series seeks to lessen the changes in the value of its assets caused by market factors. This Series, consistent with its investment objective, will attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. It is expected that the Series' portfolio transactions generally will be with issuers or dealers in money market instruments acting as principal. Accordingly, this Series will normally not pay any brokerage commissions.


    The value of the securities in the Money Market Series' portfolio can be expected to vary inversely to changes in prevailing interest rates, with the amount of such variation depending primarily on the period of time remaining to maturity of the security. Long-term obligations may fluctuate more in value than short-term obligations. If interest rates increase after a security is purchased, the security, if sold, could be sold at a loss. On the other hand, if interest rates decline after a purchase, the security, if sold, could be sold at a profit. If, however, the security is held to maturity, no gain or loss will be realized as a result of interest rate fluctuations, although the day-to-day valuation of the portfolio could fluctuate. Substantial withdrawals of the amounts held in the Money Market Series could require it to sell portfolio securities at a time when a sale might not be favorable. The value of a portfolio security also may be affected by other factors, including factors bearing on the credit-worthiness of its issuer. A more detailed discussion of amortized cost is contained under "Determination of Net Asset Value."



ALLOCATION SERIES: MARKET SEGMENT INVESTMENTS AND TRADING
    Market Segment Investments. The Allocation Series seeks to achieve its investment objective by investing in the three market segments of stocks, bonds and money market instruments described below.


    (1) STOCK--common stocks and other equity-type securities such as preferred stocks, securities convertible into common stock and warrants;


    (2) BONDS--bonds and other debt securities with maturities generally exceeding one year, including:

         (a) publicly offered straight debt securities having a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB) or, if unrated, those publicly offered straight debt securities which are judged by the Account to be of equivalent quality to securities so rated;

         (b) obligations issued, sponsored, assumed or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities;

         (c) obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations have a rating within the highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A) and do not exceed 25% of the Allocation Series' total assets;

         (d) publicly offered straight debt securities issued or guaranteed by a national or state bank or bank holding company (as defined in the Federal Bank Holding Company Act, as amended) having a rating within the three highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A), and certificates of deposit of such banks; and

         (e) high yield, high risk fixed income securities (commonly referred to as "junk bonds") having a rating below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation or unrated securities of comparable quality provided such securities do not exceed 5% of the Allocation Series' total assets.

    (3) MONEY MARKET--money market instruments and other debt securities with maturities generally not exceeding one year, including:

         (a) those money market instruments described in this Statement of Additional Information; and

         (b) reverse repurchase agreements with respect to any of the foregoing obligations. Reverse repurchase agreements are agreements in which the Series, as the seller of the securities, agrees to repurchase them at an agreed time and price. This transaction constitutes a borrowing of money by the seller of the securities. The Series will maintain sufficient funds in a segregated account with its Custodian to repurchase securities pursuant to any outstanding reverse repurchase agreement. The Series is required to maintain at all times asset coverage of at least 300% for all obligations under reverse repurchase agreements.


    Trading. In order to achieve the Series' investment objective, the timing and amounts of purchases and sales of particular securities and particular types of securities (i.e., common stock, debt, money market instruments) will be of significance. As a result, the Allocation Series intends to use trading as a means of managing the portfolio of the Series in seeking to achieve its investment objective. Trading is used primarily in anticipation of, or in response to, market developments or to take advantage of yield disparities. The Adviser will engage in trading when it believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the Adviser's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. Such trading places a premium on the Adviser's ability to obtain relevant information, evaluate it properly and take advantage of its evaluations by completing transactions on a favorable basis. If the Adviser's evaluations and expectations prove to be incorrect, the Series' income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs, but, as explained above, will be engaged in when the Adviser believes that the result of the trading, net of transaction costs, will benefit the Series. Purchases and sales of securities will be made, whenever necessary in the Adviser's view, to achieve the total return investment objective of the Series without regard to the resulting brokerage costs.

    In addition to the traditional investment techniques for purchasing and selling and engaging in trading, the Allocation Series may enter into financial futures and options contracts.



ENHANCED INDEX SERIES
    The investment strategy of the Enhanced Index Series is to earn a total return modestly in excess of the total return performance of the S&P 500 (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500. The Series is appropriate for investors who seek a modestly enhanced total return relative to that of large- and medium-sized U.S. companies typically represented in the S&P 500. The Portfolio intends to invest in securities of approximately 350 issuers, which securities are rated by the Series' Subadviser to have above average expected returns.

    The Series' seeks to achieve its investment objective through fundamental analysis, systematic stock valuation and disciplined portfolio construction.


o Fundamental research: The Series' Subadviser's approximately 25 domestic equity analysts, each an industry specialist with an average of approximately 12 years experience, follow over 900 predominantly large- and medium-sized U.S. companies--approximately 550 of which form the universe for the Series' investments. A substantial majority of these companies are issuers of securities which are included in the S&P 500. The analysts' research goal is to forecast normalized, longer-term earnings and dividends for the companies that they cover.


o Systematic valuation: The analysts' forecasts are converted into comparable expected returns by a dividend discount model, which calculates those expected returns by solving for the rate of return that equates the company's current stock price to the present value of its estimated long-term earnings power. Within each sector, companies are ranked by their expected return and grouped into quintiles; those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

o Disciplined portfolio construction: A diversified portfolio is constructed using disciplined buy and sell rules. Sector weightings will generally approximate those of the S&P 500. The Series will normally be principally comprised, based on the dividend discount model, of stocks in the first four quintiles. Finally, the Series holds a large number of stocks to enhance its diversification.

    Under normal market circumstances, the Series' Adviser will invest at least 80% of its net assets in equity securities consisting of common stocks and other securities with equity characteristics such as trust interests, limited partnership interests, preferred stocks, warrants, rights and securities convertible into common stock. The Series' primary equity investments will be the common stock of large- and medium-sized U.S. companies with market capitalizations above $1 billion. Such securities will be listed on a national securities exchange or traded in the over-the-counter market. The Series may invest in similar securities of foreign corporations, provided that the securities of such corporations are included in the S&P 500.

    The Series intends to manage its portfolio actively in pursuit of its investment objective. Since the Series has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective.


FINANCIAL FUTURES AND RELATED OPTIONS
    The Allocation, Value, Growth & Income, Seneca Mid-Cap and Balanced Series may enter into financial futures contracts for the purchase or sale of debt obligations which are traded on exchanges that are licensed and regulated by Commodity Futures Trading Commission.

    A futures contract on a debt obligation is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standard face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, a Series will legally obligate itself to accept delivery of the underlying security and pay the agreed price. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Trustees of the Fund.

    Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or loss. While futures positions taken by a Series usually would be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

    The purpose of hedging in debt obligations is to establish more certainty than otherwise would be possible in the effective rate of return on portfolio securities. A Series might, for example, take a "short" position in the futures markets by entering into contracts for the future delivery of securities held by it in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. When hedging of this type is successful, any depreciation in the value of securities will be substantially offset by appreciation in the value of the futures position. On the other hand, a Series might take a "long" position by entering into contracts for the future purchase of securities. This could be done when the Series anticipated the future purchase of particular debt securities but expects the rate of return then available in the securities market to be less favorable than rates that are currently available in the futures markets.

    A Series will incur brokerage fees in connection with its financial futures transactions, and will be required to deposit and maintain funds with its custodian in its own name as margin to guarantee performance of its future obligations.

    While financial futures would be traded to reduce certain risks, futures trading itself entails certain other risks. One risk arises because of the imperfect correlation between movements in the price of the futures contracts and movements in the price of the debt securities which are the subject of such contracts. In addition, the market price of futures contracts may be affected by certain factors, such as the closing out of futures contracts by investors through offsetting transactions, margin, deposit and maintenance requirements, and the participation of speculators in the futures market. Another risk is that there may not be a liquid secondary market on an exchange or board of trade for a given futures contract or at a given time, and in such event it may not be possible for the Series to close a futures position. Finally, successful use of futures contracts by a Series is subject to the Adviser's ability to correctly predict movements in the direction of interest rates and other factors affecting the market for debt securities. Thus, while a Series may benefit from the use of such contracts, the operation of these risk factors may result in a poorer overall performance for the Series than if it had not entered into any futures contract.

    A Series is required to maintain, at all times, an asset coverage of at least 300% for all of its borrowings, which include obligations under any financial futures contract on a debt obligation or reverse repurchase agreement. In addition, immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of the Series' futures contracts (both for receipts and delivery) will not exceed 10% of its total assets. A futures contract for the receipt of a debt obligation will be offset by any asset, including equity securities and noninvestment grade debt so long as the asset is liquid, unencumbered and marked to market daily held in a segregated account with the custodian bank for the Series in an amount sufficient to cover the cost of purchasing the obligation.


    International, Enhanced Index, Value, Seneca Mid-Cap, Growth & Income and Asia Series. The International, Enhanced Index, Value, Seneca Mid-Cap, Growth & Income and Asia Series may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase or in the exchange rate of foreign currencies. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market.

    Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.


    The Series may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase or exchange board-traded put and call options on financial futures contracts.

    The Series will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, it will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets. At the time of the purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract, minus the initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Series may enter into financial futures contracts and related options also may be limited by requirements of the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company.


    Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Adviser or Subadviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or foreign currency exchange rates, in which case the Series' return might have been greater had hedging not taken place. There also is the risk that a liquid secondary market may not exist. The risk in purchasing an option on a financial futures contract is that the Series will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the Series while the purchase or sale of the contract would not have resulted in a loss.


    Theme Series. The Theme Series may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Series' portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Series may wish to buy in the future by purchasing futures contracts.


    The Theme Series may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, 3-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500. A clearing corporation associated with the New York Stock Exchange ("NYSE") or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.


    In contrast to the situation when such Series purchases or sells a security, no security is delivered or received by the Series upon the purchase or sale of a financial futures contract. Initially, this Series will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.


    The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. In the case of a call, this amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, or, in the case of a put, is less than the exercise price of the option on the futures contract. For more information regarding options, see below.


    Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

    The Theme Series will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.


OPTIONS
    MONEY MARKET, GROWTH, BALANCED, INTERNATIONAL, MULTI-SECTOR, ALLOCATION, THEME, ENHANCED INDEX, SENECA MID-CAP, GROWTH & INCOME, VALUE AND ASIA SERIES:
    Writing Covered Call Options. The Multi-Sector, Money Market, Growth, Balanced, Allocation, Theme, Enhanced Index, International, Seneca Mid-Cap, Growth & Income, Value and Asia Series may write (sell) covered call options on securities owned by them, including securities into which convertible securities are convertible, provided that such call options are listed on a national securities exchange.

    A call option gives the holder the right to buy a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to sell the underlying security to the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised. The seller of the call option receives a cash payment (premium) at the time of sale, which premium is retained by the seller whether or not the option is exercised. The premium represents consideration to the seller for undertaking the obligations under the option contract and thereby foregoing the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except insofar as the premium represents such a profit).

    A call option may be purchased to terminate a call option previously written. The premium paid in connection with the purchase of a call option may be more than, equal to or less than the premium received upon writing the call option which is being terminated.


    When a Series writes a covered call option, an amount equal to the premium received by it is included in assets of the Series offset by an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. Market value is the last sale price of the options on the NYSE on which it is traded or, in absence of a sale, the mean between last bid and offer prices. If an option which the Series has written either expires or enters into a closing purchase transaction, the Series realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

    In order to maintain its qualification as a regulated investment company under Subchapter M of the Code, the Fund intends to limit gains from the sale of securities held or deemed held for less than three months to less than 30% of annual gross income. Accordingly, the Fund may be restricted in the selling of securities which have been held less than three months, in the writing of options on securities into which convertible securities are convertible, in the writing of options on securities which have been held for six months or less, in the writing of options which expire in less than three months and in purchasing options to terminate options which it wrote within the preceding three months. In this regard, the Fund can minimize the possibility of a suspended holding period for purposes of the 30 percent rule to the extent the Fund limits its covered call writing to options with more than 30 days to expiration that are not "deep in the money" and that satisfy certain other requirements such that they will constitute "qualified covered call options" as defined in Section 1092(c)(4)(B) of the Code, as recently enacted.


    An option is generally considered to be "in the money" if the striking price under the option is less than the currently prevailing price of the stock covered by the option so that there is a built-in discount or intrinsic value to the option. Section 1092(c)(4) of the Internal Revenue Code sets forth complex rules defining options which are "deep in the money." These rules vary in their application depending upon the prevailing stock price and the stock price under option contracts available in the market, but are designed to provide objective rules to classify as "deep in the money" options those options whose primary value is attributable to their built-in discount or intrinsic value.

    Premium income earned with respect to a qualified covered call option contract which lapses or experiences gain or loss from such an option contract which is closed out (other than by exercise) generally will be short-term capital gain or loss. Further, gain or loss with respect to the exercise of such an option contract generally will be short-term or long-term depending upon the actual or deemed holding period of the underlying security. However, any loss realized from writing a "qualified covered call option" which has a strike price that is less than the applicable security price as defined in Section 1092(c)(4)(G) of the Code will be treated as a long-term capital loss, if gain from the sale of the underlying security at the time the loss is realized would be long-term capital gain. Also, with respect to such options, the holding period of the underlying security will not include any period during which the Fund has an outstanding written option.

    Buying Call and Put Options. The Allocation, Balanced, Enhanced Index, Value, Growth & Income, Seneca Mid-Cap and Theme Series may buy national exchange-traded call and put options on equity and debt securities and on various stock market indexes. The Money Market, Growth and Multi-Sector Series may purchase a call option only to terminate a call option previously written. (See "Writing Covered Call Options" above for a description of call options.)


    A put option on equity or debt securities gives the holder the right to sell such a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to buy the underlying security from the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised.

    Call and put options on stock market indexes operate the same way as call and put options on equity or debt securities except that they are settled in cash. In effect, the holder of a call option on a stock market index has the right to buy the value represented by the index at a specified price for a stated period of time. Conversely, the holder of a put option on a stock market index has the right to sell the value represented by the index for a specified price for a stated period of time. To be settled in cash means that if the option is exercised, the difference in the current value of the stock market index and the exercise value must be paid in cash. For example, if a call option was bought on the XYZ stock market index with an exercise price of $100 (assuming the current value of the index is 110 points, with each point equal to $1.00), the holder of the call option could exercise the option and receive $10 (110 points minus 100 points) from the seller of the option. If the index equals 90 points, the holder of the option receives nothing.

    The seller of an option receives a cash payment (premium) at the time of sale, which premium is retained by the seller whether or not the option is exercised. The premium represents consideration to the seller for undertaking the obligation under the option contract. In the case of call options, the premium compensates the seller for the loss of the opportunity to profit from any increase in the value of the security or the index. The premium to a seller of a put option compensates the seller for the risk assumed in connection with a decline in the value of the security or index.

    A Series may close an open call or put option position by selling a call option, in the case of an open call position, or a put option, in the case of an open put option, which is the same as the option being closed. The Series will receive a premium for selling such an option. The premium received may be more than, equal to or less than the premium paid by the Series when it bought the option which is being closed.


    Immediately after entering into an opening option position the total value of all open option positions based on exercise price will not exceed ten percent (10%) of the Allocation or Balanced Series' total assets. The premium paid by the Series for the purchase of a call or a put option and the expiration or closing sale transaction with respect to such options are treated in a manner analogous to that described above, except there is no liability created to the Series. The premium paid for any such option is included in assets and marked to the market value on a current basis. If the options expire, the Series will realize a short-term loss on the amount of the cost of the option. If a purchased put or call option is closed out by the Series entering into a closing sale transaction, the Series will realize a short-term gain or loss, depending upon whether the sale proceeds from the closing sale transaction are greater or less than the cost of the put or call option.


    INTERNATIONAL, THEME, ENHANCED INDEX, SENECA MID-CAP, VALUE, GROWTH &
INCOME AND ASIA SERIES:
    To promote their objectives, the International, Theme, Enhanced Index, Seneca Mid-Cap, Value, Growth & Income and Asia Series may write covered call options and purchase call and put options on securities. In addition, the Series may write secured put options and enter into option transactions on foreign currency.


    Writing (Selling) Call and Put Options. A call option on a security or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a call option has the obligation to sell the underlying security or foreign security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

    A put option on a security or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the options depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.


    The Series may write exchange-traded call options on its securities. Call options may be written on portfolio securities and on securities indices and on foreign currencies. The Series may, with respect to securities and foreign currencies, write call and put options on an exchange or over the counter. Call options on portfolio securities will be covered since the Series will own the underlying securities or other securities that are acceptable for escrow at all times during the option period. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Call options on foreign currencies and put options on securities and foreign currencies will be covered by securities acceptable for escrow. The Series may not write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contract.


    The Series will write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value.

    During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the Series' ability to close out options it has written.

    During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for any appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a Portfolio's ability to close out options it has written.


    Purchasing Call and Put Options, Warrants and Stock Rights. The International, Theme, Enhanced Index, Growth & Income and Asia Series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities and securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Series will invest in call and put options whenever, in the opinion of the Adviser or Subadviser, a hedging transaction is consistent with its investment objectives. The Series may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the Series may lose the premium it paid plus transaction costs.

    Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options. The International, Theme, Enhanced Index, Growth & Income and Asia Series intend to invest up to 5% of their respective net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

    Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored or caused to be monitored by the Adviser or Subadviser and verified in appropriate cases.


    A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the International Series may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Series writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.


    The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. Although the Subadviser has found that dealers with which they will engage in OTC options transactions are generally agreeable to and capable of entering into closing transactions, the Fund has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the International Series.

    The Fund will engage in OTC options transactions only with dealers that meet certain credit and other criteria established by the Board of Trustees of the Fund. The Fund and the Adviser believe that the approved dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. The Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options, plus a "liquidity charge" related to OTC options written by the Fund in illiquid securities plus any other portfolio securities considered to be illiquid, would exceed 10% of the Fund's total assets. The "liquidity charge" referred to above is computed as described below.

    The Fund anticipates entering into agreements with dealers to which the Fund sells OTC options. Under these agreements the Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.


FOREIGN CURRENCY TRANSACTIONS
    For each Series investing in foreign securities, the value of the assets of such Series as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Series may incur costs in connection with conversions between various currencies. A Series will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. At the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the Series' initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.


    When a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a Series is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The International and Asia Series also may hedge their foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

    When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a Series' portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.


    It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Series to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Series is obligated to deliver.

    If the Series retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Series' entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Series would realize gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Series would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Series will have to convert holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

ZERO AND DEFERRED COUPON DEBT SECURITIES
    The Multi-Sector and Seneca Mid-Cap Series may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations) or until maturity ("zero coupon" obligations). Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are purchased by the Series at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the Series' shares may decline more as a result of an increase in interest rates than would be the case if the Series did not invest in deferred or zero coupon bonds.


REAL ESTATE INVESTMENT TRUSTS

    As described in the Prospectus, the Real Estate Series intends under normal conditions to invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.


    REITs generally can be classified as follows:

    --Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

    --Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

    --Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.


    REITs are like closed-end investment companies in that they are essentially holding companies which rely on professional managers to supervise their investments. A shareholder in the Real Estate Series should realize that by investing in REITs indirectly through the Series, he will bear not only his proportionate share of the expenses of the Series but also, indirectly, similar expenses of underlying REITs.



DEBT SECURITIES

    Up to 25% of the Real Estate Series total assets may be invested in debt securities (which include for purposes of this investment policy convertible debt securities which PRS believes have attractive equity characteristics). The Real Estate Series may invest in debt securities rated BBB or better by S&P or Baa or better by Moody's or, if not rated, are judged to be of comparable quality as determined by PRS. In choosing debt securities for purchase by the Portfolio, PRS will employ the same analytical and valuation techniques utilized in managing the equity portion of the Real Estate Series holdings (see "Investment Advisory and Other Services") and will invest in debt securities only of companies that satisfy PRS' investment criteria.

    The value of the Real Estate Series investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase, and when interest rates rise, the values of such securities generally can be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.



JUNK BONDS

    The Multi-Sector, International and Allocation Series may invest up to 50%, 10% and 5%, respectively, of total net assets in noninvestment grade debt securities. The market prices of such lower-rated securities generally fluctuate in response to changes in interest rates and economic conditions more than those of higher-rated securities. Additionally, there is a greater possibility that an adverse change in the financial condition of an issuer, particularly a higher leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the Series seeking recovery from the issuer. Lower-rated securities may be thinly traded and less liquid than higher-rated securities and therefore harder to value and more susceptible to adverse publicity concerning the issuer. A more detailed description of the risks associated with High Yield-High Risk Securities appears under "Multi-Sector Series - Risk Factors" in the Prospectus.



REAL ESTATE SECURITIES

    The Real Estate Series will not invest in real estate directly, but only in securities issued by real estate companies. However, the Portfolio may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.


    Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly.


    In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs also are subject to potential defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Series to possibly fail to qualify as a regulated investment company.


EMERGING MARKET SECURITIES

    The Asia Series may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets in Asia will include countries: (i) having an "emerging stock market" as defined by the International Finance Corporation;
(ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. The Series also may invest in securities of:
(i) companies where the principal securities trading market is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; or (iii) companies whose principal activities are located in emerging market countries.


    The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Series is uninvested and no return is earned thereon. The inability of the Series to make intended security purchases due to settlement problems could cause the Series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Series due to subsequent declines in value of the portfolio securities or, if the Series has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.


    Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Series of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Series.


    Additional Risk Factors. As a result of its investments in foreign securities, the Series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Series may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the NYSE rate will improve, the Series may hold such currencies for an indefinite period of time.


    In addition, the Series may be required to receive delivery of the foreign currency underlying forward foreign currency contracts into which it has entered. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Series may hold foreign currency in anticipation of purchasing foreign securities. The Series also may elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Series to do so. In such instances as well, the Series may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.


    While the holding of currencies will permit the Series to take advantage of favorable movements in the applicable exchange rate, it also exposes the Series to risk of loss if such rates move in a direction adverse to the Series' position. Such losses could reduce any profits or increase any losses sustained by the Series from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Series' profit or loss on currency options or forward contracts, as well as its hedging strategies.


WHEN-ISSUED SECURITIES
    The Enhanced Index and Seneca Mid-Cap Series may purchase securities on a when-issued basis. New issues of certain securities are offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate, if any, that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Series will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the Series may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the Series purchases securities on a when-issued basis, cash or liquid high quality debt securities equal in value to commitments for the when-issued securities will be deposited in a segregated account with the Series' custodian bank. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.


    Securities purchased on a when-issued basis are subject to changes in market value. Therefore, to the extent the Series remains substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the Series merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains. When the time comes to pay for when-issued securities, the Series will meet its obligations from then available cash flow, the sales of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). Lastly, investing in when-issued securities includes the risk that the securities may never be issued, in which event the Series may incur expenses associated with unwinding such transactions.



INDUSTRY CLASSIFICATIONS
    For the purposes of establishing industry classifications for the Theme Series, the Adviser utilizes the William O'Neil & Co., Inc. Industry Group Index. The William O'Neil & Co., Inc. Industry Group Index is presently comprised of 197 industry classifications. Classifications are determined based on the following broad sectors: Basic Material, Energy, Capital Equipment, Technology, Consumer Cyclical, Retail, Consumer Staple, Health Care, Transportation, Financial and Utilities. Sectors are then divided into industry groups based upon income sources and other economically relevant criteria as determined by O'Neil & Co., Inc.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
    The Fund's fundamental policies as they affect any Series cannot be changed without the approval of a vote of a majority of the outstanding shares of such Series, which is the lesser of (i) 67% or more of the voting securities of such Series present at a meeting if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such Series. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon by any Series if a majority of the outstanding voting securities of that Series votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other Series affected by such matter and
(2) that such matter has not been approved by a majority of the outstanding voting securities of the Fund.

    The following investment restrictions are fundamental policies of the Fund with respect to all Series and may not be changed except as described above. The Fund may not:

     (1) Purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate. The Real Estate Series may, however, invest in mortgage-backed securities.

     (2) Make loans other than loans of securities secured by cash or cash equivalents for the full value of the securities; any interest earned from securities lending will inure to the benefit of the Series which holds such securities. However, the purchase of debt securities which are ordinarily purchased by financial institutions are not considered the loaning of money.


     (3) Invest in commodities or in commodity contracts or in options provided, however, that it may write covered call option contracts; and provided further, that the Allocation, Balanced, Value, Growth & Income and Seneca Mid-Cap Series may enter into financial futures contracts to purchase and sell debt obligations and may buy call and put options on securities and stock market indexes; and provided further, that the International and Asia Series may purchase call and put options on securities, engage in financial futures contracts and related options transactions, write secured put options, and enter into foreign currency and foreign currency options transactions.


     (4) Engage in the underwriting of securities of other issuers, except to the extent any Series may be deemed an underwriter in selling as part of an offering registered under the Securities Act of 1933 securities which it has acquired. The International and Asia Series will buy and sell securities outside the United States that are not registered with the SEC or marketable in the United States.

     (5) Borrow money, except as a temporary measure where such borrowing would not exceed 25% of the market value of total assets at the time each such borrowing is made. However, the Fund may borrow money for any general purpose from a bank provided such borrowing does not exceed 10% of the net asset value of the Fund, not considering any such borrowings as liabilities. The Allocation, International and Asia Series may borrow money to the extent of financial futures transactions and reverse repurchase agreements, provided that such borrowings are limited to 33-1/3% of the value of the total assets of the Series.

     (6) Invest in illiquid securities in an amount greater than 15% of the net asset value of any Series' portfolio at the time any such investment is made.


     (7) Purchase securities on margin, except for short-term credits as may be necessary for the clearance of purchases or sales of securities, or to effect a short sale of any security. (The deposit of "maintenance margin" in connection with financial futures contracts is not considered the purchase of a security on margin.)


     (8) Invest for the purpose of exercising control over or management of any company.

     (9) Unless received as a dividend or as a result of an offer of exchange approved by the SEC or of a plan of reorganization, purchase or otherwise acquire any security issued by an investment company if the Series would immediately thereafter own (a) more than 3% of the outstanding voting stock of the investment company,
         (b) securities of the investment company having an aggregate value in excess of 5% of the Series' total assets, (c) securities of investment companies having an aggregate value in excess of 10% of the Series' total assets or (d) together with investment companies having the same investment adviser as the Fund (and companies controlled by such investment companies), more than 10% of the outstanding voting stock of any registered closed-end investment company.

    (10) (a) Invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities (other than United States government or government agency securities or in the case of the International and Asia Series, other than foreign government securities) or, with respect to the Allocation and Balanced Series, call or put options contracts and financial futures contracts of any one issuer (including repurchase agreements with any one bank); and (b) purchase more than either (i) 10% in principal amount of the outstanding debt securities of an issuer (the foregoing restriction being inapplicable to the Real Estate Series) or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States government or its agencies, bank money instruments or bank repurchase agreements. The International Series will, with respect to 75% of its assets, limit its investment in the securities of any one foreign government, its agencies or instrumentalities to 5% of the Series' total assets.


    (11) Concentrate the portfolio investments in any one industry (the foregoing restriction being inapplicable to the Real Estate Series). No security may be purchased for a Series if such purchase would cause the value of the aggregate investment in any one industry to exceed 25% of the Fund's total assets. However, the Money Market Series and Allocation Series may invest more than 25% of their assets in the banking industry. The Real Estate Series may invest not less than 75% of its assets in the real estate industry.

    (12) Issue senior securities.

    (13) Enter into repurchase agreements which would cause more than 10% of any Series' net assets (taken at market value) to be subject to repurchase agreements maturing in more than seven days.


PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

   The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Series' securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Series. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each Series' shares by requirements which enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates for each Series (other than the Money Market, Enhanced Index, Nifty Fifty, Seneca Mid-Cap, Growth & Income, Value and Schafer Mid-Cap Series) are set forth under "Financial Highlights" in the Prospectus.



BALANCED SERIES

    In the fiscal years ended December 31, 1996 and December 31, 1997, the turnover rates for the equity portion of the Balanced Series were 288% and 226%, respectively. The turnover rates for the fixed income securities were 117% and 114%, respectively, for the same periods.



ALLOCATION SERIES

    In the fiscal years ended December 31, 1996 and December 31, 1997, the turnover rates for the equity portion of the Allocation Series were 280% and 378%, respectively. The turnover rates for the fixed income securities were 253% and 318%, respectively, for the same periods.



                             MANAGEMENT OF THE FUND

    The Trustees and executive officers of the Fund and their principal occupations for the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut 06115. The Trustees and executive officers are listed below.

                                    POSITION(S)              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                    WITH THE FUND            DURING PAST FIVE YEARS
----------------                    -------------            ----------------------

Robert Chesek (63)                  Trustee                  Trustee/Director (1981-present) and Chairman (1989-1994), Phoenix
49 Old Post Road                                             Funds. Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Wethersfield, CT 06109                                       Institutional Mutual Funds (1996-present).  Vice President, Common
                                                             Stock, Phoenix Home Life Mutual Insurance Company (1980-1994).
                                                             Director/Trustee, the National Affiliated Investment Companies (until
                                                             1993).



                                    POSITION(S)              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                    WITH THE FUND            DURING PAST FIVE YEARS
----------------                    -------------            ----------------------


E. Virgil Conway (68)               Trustee                  Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                                           Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                         (1970-present), Pace University (1978-present), Atlantic Mutual
                                                             Insurance Company (1974-present), HRE Properties (1989-present),
                                                             Greater New York Councils, Boy Scouts of America (1985-present), Union
                                                             Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage Securities
                                                             Fund (Advisory Director)(1990-present), Centennial Insurance Company
                                                             (1974-present), Josiah Macy, Jr., Foundation (1975-present), The Harlem
                                                             Youth Development Foundation (1987-present), Accuhealth (1994-present),
                                                             Trism, Inc. (1994-present), Realty Foundation of New York
                                                             (1972-present), New York Housing Partnership Development Corp.
                                                             (Chairman)(1981-present) and Fund Directions (Advisory Director)
                                                             (1993-present). Director/Trustee, Phoenix Funds (1993-present).
                                                             Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                             Institutional Mutual Funds (1996-present). Director, Duff & Phelps
                                                             Utilities Tax-Free Income Inc. and Duff & Phelps Utility and Corporate
                                                             Bond Trust Inc. (1995-present). Member, Audit Committee of the City of
                                                             New York (1981-1996). Advisory Director, Blackrock Fannie Mae Mortgage
                                                             Securities Fund (1989-1996). Member (1990-1995), Chairman (1992-1995),
                                                             Financial Accounting Standards Advisory Council. Director/Trustee, the
                                                             National Affiliated Investment Companies (until 1993).


Harry Dalzell-Payne (68)            Trustee                  Director/Trustee, Phoenix Funds (1983-present). Trustee,
330 East 39th Street                                         Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
Apartment 29G                                                Mutual Funds (1996-present). Director, Duff & Phelps Utilities Tax-Free
New York, NY 10016                                           Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                             (1995-present). Director, Farragut Mortgage Co., Inc. (1991-1994).
                                                             Director/Trustee, the National Affiliated Investment Companies
                                                             (1983-1993). Formerly a Major General of the British Army.

*Francis E. Jeffries (67)           Trustee                  Director/Trustee, Phoenix Funds (1995-present). Trustee,
6585 Nicholas Blvd.                                          Phoenix-Aberdeen Series Inc. and Phoenix Duff & Phelps Institutional
Apt. 1601                                                    Mutual Funds (1996-present). Director, Duff & Phelps Utilities Income
Naples, FL 33963                                             Inc. (1987-present), Duff & Phelps Utilities Tax-Free Income Inc.
                                                             (1991-present) and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                             (1993-present). Director, The Empire District Electric Company
                                                             (1984-present). Director (1989-1997), Chairman of the Board
                                                             (1993-1997), President (1989-1993) and Chief Executive Officer
                                                             (1989-1995), Phoenix Duff & Phelps Corporation.

Leroy Keith, Jr. (59)               Trustee                  Chairman and Chief Executive Officer, Carson Products Company
Chairman and Chief                                           (1995-present). Director/Trustee, Phoenix Funds (1980-present).
Executive Officer                                            Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Carson Product Company                                       Institutional Mutual Funds (1996-present). Director, Equifax Corp.
64 Ross Road                                                 (1991-present) and Keystone International Fund, Inc. (1989-present).
Savannah, GA 30750                                           Trustee, Keystone Liquid Trust, Keystone Tax Exempt Trust, Keystone
                                                             Tax Free Fund, Master Reserves Tax Free Trust, and Master Reserves
                                                             Trust. President, Morehouse College (1987-1994). Chairman and Chief
                                                             Executive Officer, Keith Ventures (1992-1994). Director/Trustee, the
                                                             National Affiliated Investment Companies (until 1993).



                                    POSITION(S)              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                    WITH THE FUND            DURING PAST FIVE YEARS
----------------                    -------------            ----------------------

*Philip R. McLoughlin (51)          Trustee and President    Chairman (1997-present), Director (1995-present), Vice Chairman
                                                             (1995-1997) and Chief Executive Officer (1995-present), Phoenix Duff &
                                                             Phelps Corporation. Director (1994-present) and Executive Vice
                                                             President, Investments (1988-present), Phoenix Home Life Mutual
                                                             Insurance Company. Director/Trustee and President, Phoenix Funds
                                                             (1989-present). Trustee and President, Phoenix-Aberdeen Series Fund and
                                                             Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
                                                             Director, Duff & Phelps Utilities Tax-Free Income Inc. (1995-present)
                                                             and Duff & Phelps Utility and Corporate Bond Trust Inc. (1995-present).
                                                             Director (1983-present) and Chairman (1995-present), Phoenix Investment
                                                             Counsel, Inc. Director (1984-present) and President (1990-present),
                                                             Phoenix Equity Planning Corporation. Director (1993-present), Chairman
                                                             (1993-present) and Chief Executive Officer (1993-1995), National
                                                             Securities & Research Corporation. Director, Phoenix Realty Group, Inc.
                                                             (1994-present), Phoenix Realty Advisors, Inc. (1987-present), Phoenix
                                                             Realty Investors, Inc. (1994-present), Phoenix Realty Securities, Inc.
                                                             (1994-present), PXRE Corporation (Delaware) (1985-present), and World
                                                             Trust Fund (1991-present). Director and Executive Vice President,
                                                             Phoenix Life and Annuity Company (1996-present). Director and Executive
                                                             Vice President, PHL Variable Insurance Company (1995-present).
                                                             Director, Phoenix Charter Oak Trust Company (1996-present). Director and Vice President, PM Holdings, Inc. (1985-present). Director and
                                                             President, Phoenix Securities Group, Inc. (1993-1995). Director
                                                             (1992-present) and President (1992-1994), W.S. Griffith & Co., Inc.
                                                             Director (1992-present) and President (1992-1994), Townsend Financial
                                                             Advisers, Inc. Director/Trustee, the National Affiliated Investment
                                                             Companies (until 1993).


**Everett L. Morris (69)            Trustee                  Vice President, W.H. Reaves and Company (1993-present).
  164 Laird Road                                             Director/Trustee, Phoenix Funds (1995-present). Trustee, Duff & Phelps
  Colts Neck, NJ 07722                                       Mutual Funds (1994-present). Trustee, Phoenix-Aberdeen Series Fund and
                                                             Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
                                                             Director, Duff & Phelps Utilities Tax-Free Income Inc. (1991-present)
                                                             and Duff & Phelps Utility and Corporate Bond Trust Inc. (1993-present).
                                                             Director, Public Service Enterprise Group, Incorporated (1986-1993).
                                                             President and Chief Operating Officer, Enterprise Diversified Holdings,
                                                             Incorporated (1989-1993).


*James M. Oates (51)                Trustee                  Chairman, IBEX Capital Markets LLC (1997-present). Managing Director,
 Managing Director                                           Wydown Group (1994-present). Director, Phoenix Duff & Phelps
 The Wydown Group                                            Corporation (1995-present). Director/Trustee, Phoenix Funds
 IBEX Capital Markets LLC                                    (1987-present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff
 60 State Street                                             & Phelps Institutional Mutual Funds (1996-present). Director, AIB
 Suite 950                                                   Govett Funds (1991-present), Blue Cross and Blue Shield of New
 Boston, MA 02109                                            Hampshire (1994-present), Investors Financial Service Corporation
                                                             (1995-present), Investors Bank & Trust Corporation (1995-present),
                                                             Plymouth Rubber Co. (1995-present), Stifel Financial (1996-present) and
                                                             Command Systems, Inc. (1998-present). Vice Chairman, Massachusetts
                                                             Housing Partnership (1992-present). Member, Chief Executives
                                                             Organization (1996-present). Director (1984-1994), President
                                                             (1984-1994) and Chief Executive Officer (1986-1994), Neworld Bank.
                                                             Director/Trustee, the National Affiliated Investment Companies (until
                                                             1993).


                                    POSITION(S)              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                    WITH THE FUND            DURING PAST FIVE YEARS
----------------                    -------------            ----------------------

*Calvin J. Pedersen (56)            Trustee                  Director (1986-present), President (1993-present) and Executive Vice
 Phoenix Duff & Phelps                                       President (1992-1993), Phoenix Duff & Phelps Corporation.
 Corporation                                                 Director/Trustee, Phoenix Funds (1995-present). Trustee,
 55 East Monroe Street                                       Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
 Suite 3600                                                  Mutual Funds (1996-present). President and Chief Executive Officer,
 Chicago, IL 60603                                           Duff & Phelps Utilities Tax-Free Income Inc. (1995-present), Duff &
                                                             Phelps Utilities Income Inc. (1994-present) and Duff & Phelps Utility and Corporate Bond Trust Inc. (1995-present).


**Herbert Roth, Jr. (69)            Trustee                  Director/Trustee, Phoenix Funds (1980-present). Trustee,
  134 Lake Street                                            Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
  P. O. Box 909                                              Mutual Funds (1996-present). Director, Boston Edison Company
  Sherborn, MA 01770                                         (1978-present), Phoenix Home Life Mutual Insurance Company
                                                             (1972-present), Landauer, Inc. (medical services) (1970-present), Tech
                                                             Ops./Sevcon, Inc. (electronic controllers) (1987-present), and Mark IV
                                                             Industries (diversified manufacturer) (1985-present). Director, Key
                                                             Energy Group (oil rig service) (1988-1994). Director/Trustee, the
                                                             National Affiliated Investment Companies (until 1993).

Richard E. Segerson (52)            Trustee                  Managing Director, Mullin Associates (1993-present). Director/Trustee,
102 Valley Road                                              Phoenix Funds, (1993-present). Trustee, Phoenix-Aberdeen Series Fund
New Canaan, CT 06840                                         and Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
                                                             Vice President and General Manager, Coats & Clark, Inc. (previously
                                                             Tootal American, Inc.)(1991-1993). Director/Trustee, the National
                                                             Affiliated Investment Companies (1984-1993).


Lowell P. Weicker, Jr. (66)         Trustee                  Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                              Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
Greenwich, CT 06830                                          Mutual Funds (1996-present). Director, UST Inc. (1995-present), HPSC
                                                             Inc. (1995-present), Compuware (1996-present) and Burroughs Wellcome
                                                             Fund (1996-present). Visiting Professor, University of Virginia
                                                             (1997-present). Director, Duty Free International (1997). Chairman,
                                                             Dresing, Lierman, Weicker (1995-1996). Governor of the State of
                                                             Connecticut (1991-1995).


Michael E. Haylon (40)              Executive                Director and Executive Vice President--Investments, Phoenix Duff &
                                    Vice President           Phelps Corporation (1995-present). Executive Vice President, Phoenix
                                                             Funds (1993-present) and Phoenix-Aberdeen Series Fund (1996-present).
                                                             Executive Vice President (1997-present), Vice President (1996-1997),
                                                             Phoenix Duff & Phelps Institutional Mutual Funds. Director
                                                             (1994-present), President (1995-present, Executive Vice President
                                                             (1994-1995), Vice President (1991-1994), Phoenix Investment Counsel,
                                                             Inc. Director (1994-present), President (1996-present), Executive Vice
                                                             President (1994-1996), Vice President (1993-1994), National Securities
                                                             & Research Corporation. Director, Phoenix Equity Planning Corporation
                                                             (1995-present). Senior Vice President, Securities Investment, Phoenix
                                                             Home Life Mutual Insurance Company (1993-1995). Various other positions with Phoenix Home Life Mutual Insurance Company (1990-1993).



---------------


* Trustees identified with an asterisk are considered to be "interested persons" of the Fund within the meaning of the definition set forth in
     Section 2(a)(19) of the Investment Company Act of 1940.
** Pursuant to the retirement Policy of the Phoenix Funds, Messrs. Morris and Roth will retire from the Board of Trustees effective January 1, 1999.

                                    POSITION(S)              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                    WITH THE FUND            DURING PAST FIVE YEARS
----------------                    -------------            ----------------------


Roger Engemann (56)                 Senior Vice President    President, Roger Engemann & Associates (1992-present). President and a
600 North Rosemead Boulevard                                 Director, Pasadena Capital Corporation. Senior Vice President, The
Pasadena, CA 91107                                           Phoenix Edge Series Fund and Phoenix Series Fund (1998-present).
                                                             Managing Director, Equities, Phoenix Investment Counsel, Inc.
                                                             (1998-present).

Ronald K. Jacks (30)                Senior Vice President    Portfolio Manager, Seneca Capital Management, LLC (1996-present).
909 Montgomery Street                                        Portfolio Manager, GMG/Seneca Capital Management, LLC (1990-present).
San Francisco, CA 94133                                      Senior Vice President, The Phoenix Edge Series Fund and Phoenix
                                                             Strategic Equity Series Fund (1998-present). Managing Director,
                                                             Equities, National Securities & Research Corporation (1998-present).
                                                             Trustee, Seneca Funds (1996-1997).

William J. Newman (59)              Senior Vice President    Executive Vice President (1995-present) and Chief Investment Strategist
                                                             (1996-present). Phoenix Investment Counsel, Inc. Executive Vice
                                                             President and Chief Investment Strategist (1996-present), Senior Vice
                                                             President (1995-1996), National Securities & Research Corporation.
                                                             Senior Vice President, Phoenix Strategic Equity Series Fund
                                                             (1996-present), The Phoenix Edge Series Fund (1995-present), Phoenix
                                                             Multi-Portfolio Fund (1995-present). Phoenix Income and Growth Fund
                                                             (1996-present), Phoenix Series Fund (1996-present), Phoenix Strategic
                                                             Allocation Fund, Inc. (1996-present), Phoenix Worldwide Opportunities
                                                             Fund (1996-present), Phoenix Duff & Phelps Institutional Mutual Funds
                                                             (1996-present) and Phoenix-Aberdeen Series Fund (1996-present). Senior
                                                             Vice President, Phoenix Equity Planning Corporation (1995-1996). Vice
                                                             President, Common Stock and Chief Investment Strategist, Phoenix Home
                                                             Life Mutual Insurance Company (April 1995-November 1995). Chief
                                                             Investment Strategist, Kidder, Peabody Co., Inc. (1993-1994). Managing
                                                             Director, Equities, Bankers Trust Company (1991-1993).

Gail P. Seneca (42)                 Senior Vice President    President, Chief Executive and Chief Investment Officer, Seneca Capital
909 Montgomery Street                                        Management, LLC (1996-present). Chief Executive and Investment Officer,
San Francisco, CA 94133                                      and a managing general partner, GMG/Seneca Capital Management, LLC
                                                             (1989-present). President and a Trustee, Seneca Funds (1996-present).
                                                             Senior Vice President, The Phoenix Edge Series Fund (1998-present).

John S. Tilson (53)                 Senior Vice President    Executive Vice President, Portfolio Manager and Securities Analyst,
600 North Rosemead Boulevard                                 Roger Engemann & Associates (1983-present). An officer and a Director
Pasadena, CA 91107                                           of Pasadena Capital Corporation. Senior Vice President, The Phoenix
                                                             Edge Series Fund (1998-present).

James D. Wehr (40)                  Senior Vice President    Managing Director, Fixed Income (1996-present), Vice President
                                                             (1991-1996), Phoenix Investment Counsel, Inc. Managing Director, Fixed
                                                             Income (1996-present), Vice President (1993-1996), National Securities
                                                             & Research Corporation. Senior Vice President, Phoenix Multi-Portfolio
                                                             Fund, Phoenix Series Fund, The Phoenix Edge Series Fund, Phoenix
                                                             California Tax Exempt Bonds, Inc., Phoenix Duff & Phelps Institutional
                                                             Mutual Funds, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix
                                                             Multi-Sector Short Term Bond Fund, Phoenix Income and Growth Fund and
                                                             Phoenix Strategic Allocation Fund (1997-present). Senior Vice President and Chief Investment Officer, Duff & Phelps Utilities Tax-Free Income
                                                             Inc. (1997-present). Vice President, Phoenix Multi-Portfolio Fund
                                                             (1988-1997), Phoenix Series Fund (1990-1997), The Phoenix Edge Series
                                                             Fund (1991-1997), Phoenix California Tax Exempt Bonds, Inc. (1993-1997)
                                                             and Phoenix Duff & Phelps Institutional Mutual Funds (1996-1997).
                                                             Managing Director, Public Fixed Income, Phoenix Home Life Insurance
                                                             Company (1991-1995). Various positions with Phoenix Home Life Mutual
                                                                 Insurance Company (1981-1991).

                                    POSITION(S)              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                    WITH THE FUND            DURING PAST FIVE YEARS
----------------                    -------------            ----------------------


Hugh Young (39)                     Senior                   Senior Vice President, Phoenix-Aberdeen Series Fund and The Phoenix
Aberdeen Asset Managers LTD         Vice President           Edge Series Fund (1996-present). Director, Phoenix-Aberdeen
88A Circular Road                                            International Advisors, LLC. Far East Investment Director, Aberdeen
Singapore 049439                                             Asset Management Asia Limited (1988-present). Managing Director,
                                                             Aberdeen Asset Management Asia Limited (1992-present). Director,
                                                             Abtrust Asian Smaller Companies Investment Trust plc (1995-present),
                                                             Abtrust New Dawn Investment Trust plc (1989-present), Abtrust Emerging
                                                             Asia Investment Trust Limited (1990-present), JF Philippine Fund Inc.
                                                             and Apollo Tiger.


David L. Albrycht (36)              Vice President           Managing Director, Fixed Income (1996-present) and Vice President
                                                             (1995-1996), Phoenix Investment Counsel, Inc. Managing Director, Fixed
                                                             Income (1996-present) and Investment Officer (1994-1996), National
                                                             Securities & Securities Research Corporation. Vice President, Phoenix
                                                             Multi-Portfolio Fund (1993-present), Phoenix Multi-Sector Short Term
                                                             Bond Fund (1993-present), Phoenix Multi-Sector Fixed Income Fund, Inc.
                                                             (1994-present). The Phoenix Edge Series Fund (1997-present) and Phoenix
                                                             Series Fund (1997-present). Portfolio Manager, Phoenix Home Life Mutual
                                                             Insurance Company (1995-1996).


Christian C. Bertelsen (55)         Vice President           Managing Director, Value Equities, Phoenix Investment Counsel, Inc.
                                                             (1997-present). Vice President, The Phoenix Edge Series Fund
                                                             (1998-present), Phoenix Investment Trust 97 (1997-present). Senior Vice
                                                             President and Chief Investment Officer, Zurich Kemper (1996-1997). Vice
                                                             President and Portfolio Manager, Zurich Kemper Small Cap Fund and
                                                             Zurich Kemper Contrarian Fund (1996-1997). Senior Vice President, Eagle
                                                             Asset Management (1993-1996). Vice President and Portfolio Manager,
                                                             Heritage Value Fund and Golden Select Variable Annuity Value Trust
                                                             (1995-1996). Senior Vice President, Colonial Equity Management, Inc.
                                                             (1986-1993). Vice President and Portfolio Manager, The Colonial Fund
                                                             (1986-1993). Assistant Vice President and Coportfolio Manager, Colonial
                                                             Small Stock Fund (1990-1993)and Colonial Utilities Fund (1991-1993).
                                                             Assistant Vice President, Colonial Growth Shares (1991-1993).


Mary E. Canning (41)                Vice President           Managing Director, Equities (1996-present) and Investment Strategist
                                                             (1996-1998), Vice President (1991-1996), Phoenix Investment Counsel,
                                                             Inc. Vice President, The Phoenix Edge Series Fund (1987-present) and
                                                             Phoenix Strategic Allocation Fund, Inc. (1996-present). Managing
                                                             Director and Investment Strategist, National Securities & Research
                                                             Corporation (1996-1998). Vice President, Phoenix Series Fund
                                                             (1987-1997). Associate Portfolio Manager, Common Stock, Phoenix Home
                                                             Life Mutual Insurance Company (1989-1995).

Steven L. Colton (39)               Vice President           Managing Director, Value Equities, Phoenix Investment Counsel, Inc.
                                                             (1997-present). Managing Director, Value Equities, National Securities
                                                             & Research Corporation (1998-present). Vice President, The Phoenix Edge
                                                             Series Fund (1997-present), Phoenix Series Fund (1997-present), Phoenix
                                                             Equity Series Fund (1997-present), and Phoenix Income and Growth Fund
                                                             (1998-present). Vice President/Senior Portfolio Manager, American
                                                             Century Investment Management (1987-1997). Portfolio Manager, American
                                                             Century/Benham Income and Growth Fund (1990-1997), American
                                                             Century/Benham Equity Growth Fund (1991-1996) and American
                                                             Century/Benham Utilities Income Fund (1993-1997).


                                    POSITION(S)              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                    WITH THE FUND            DURING PAST FIVE YEARS
----------------                    -------------            ----------------------


Timothy Devlin (34)                 Vice President           Vice President and Portfolio Manager, J.P. Morgan Investment Company
J.P. Morgan Investment                                       and Morgan Guaranty Trust Company of NY (1996-present). Vice President,
Management Inc.                                              The Phoenix Edge Series Fund (1997-present). First Vice President and
522 Fifth Avenue                                             Portfolio Manager, Mitchell Hutchins Asset Management, Inc.
New York, NY  10036                                          (1987-1996).

John D. Kattar (42)                 Vice President           Managing Director, Equities, Phoenix Investment Counsel, Inc.
                                                             (1997-present). Vice President, The Phoenix Edge Series Fund
                                                             (1997-present), Phoenix Series Fund (1997-present), Phoenix-Aberdeen
                                                             Series Fund (1997-present) and Phoenix Duff & Phelps Institutional
                                                             Mutual Funds (1998-present). Director (1989-1997), Senior Vice
                                                             President (1993-1996), Baring Asset Management Company, Inc. Director,
                                                             Baring Mutual Fund Management (Luxembourg) (1995-1997).


William E. Keen III (34)            Vice President           Assistant Vice President (1996-present), Director of Mutual Fund
100 Bright Meadow Blvd.                                      Compliance (1995-1996), Phoenix Equity Planning Corporation. Vice
P.O. Box 2200                                                President, Phoenix Funds, Phoenix-Aberdeen Series Fund and Phoenix Duff
Enfield, CT 06083-2200                                       & Phelps Institutional Mutual Funds (1996-present). Assistant Vice
                                                             President, US Affinity Investments L.P. (1994-1995). Treasurer and
                                                             Secretary, US Affinity Funds (1994-1995). Manager, Fund Administration,
                                                             SEI Corporation (1991-1994).


David Lui (38)                      Vice President           Managing Director, Equities (1998-present), Portfolio Manager, Equities
                                                             (1996-1998), Phoenix Investment Counsel, Inc. and National Securities &
                                                             Research Corporation. Vice President, The Phoenix Edge Series Fund,
                                                             Phoenix Worldwide Opportunities Fund and Phoenix Multi-Portfolio Fund
                                                             (1996-present). Associate Portfolio Manager, International Portfolios,
                                                             Phoenix Home Life Mutual Insurance Company (1995-1996). Vice President,
                                                             Asian Equities, Alliance Capital Management (1993-1995).

William R. Moyer (53)               Vice President           Senior Vice President and Chief Financial Officer, Phoenix Duff &
100 Bright Meadow Blvd.                                      Phelps Corporation (1995-present). Director (1998-present), Senior Vice
P.O. Box 2200                                                President, Finance (1990-present), Chief Financial Officer
Enfield, CT 06083-2200                                       (1996-present), and Treasurer (1994-1996 and 1998-present), Phoenix
                                                             Equity Planning Corporation. Director (1998-present), Senior Vice
                                                             President (1990-present), Chief Financial Officer (1996-present) and
                                                             Treasurer (1994-present), Phoenix Investment Counsel, Inc. Director
                                                             (1998-present), Senior Vice President, Finance (1993-present), Chief
                                                             Financial Officer (1996-present), and Treasurer (1994-present),
                                                             National Securities & Research Corporation. Senior Vice President and
                                                             Chief Financial Officer, Duff & Phelps Investment Management Co.
                                                             (1996-present). Vice President, Phoenix Funds (1990-present),
                                                             Phoenix-Duff & Phelps Institutional Mutual Funds (1996-present),
                                                             Phoenix-Aberdeen Series Fund (1996-present). Senior Vice President and
                                                             Chief Financial Officer, W. S. Griffith & Co., Inc. (1992-1995) and
                                                             Townsend Financial Advisers, Inc. (1993-1995). Vice President,
                                                             Investment Products Finance, Phoenix Home Life Mutual Insurance Company
                                                             (1990-1995). Vice President, the National Affiliated Investment
                                                             Companies (until 1993).

Leonard J. Saltiel (44)             Vice President           Managing Director, Operations and Service (1996-present), Senior Vice
                                                             President (1994-1996), Phoenix Equity Planning Corporation. Vice
                                                             President, Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                                             Institutional Mutual Funds (1996-present) and Phoenix-Aberdeen Series
                                                             Fund (1996-present). Vice President, National Securities & Research
                                                             Corporation (1994-1998). Vice President, Investment Operations, Phoenix
                                                             Home Life Mutual Insurance Company (1994-1995). Various positions with
                                                             Home Life Insurance Company and Phoenix Home Life Mutual Insurance
                                                             Company (1987-1994).


                                    POSITION(S)              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                    WITH THE FUND            DURING PAST FIVE YEARS
----------------                    -------------            ----------------------


Julie L. Sapia (41)                 Vice President           Director, Money Market Trading (1998-present), Head Money Market Trader
                                                             (1997-1998), Money Market Trader (1995-1997), Phoenix Investment
                                                             Counsel, Inc. Vice President, The Phoenix Edge Series Fund, Phoenix
                                                             Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds and
                                                             Phoenix-Aberdeen Series Fund (1997-present). Money Market Trader,
                                                             Phoenix Home Life Mutual Insurance Company (1991-1995).

Michael Schatt (51)                 Vice President           Managing Director, Phoenix Duff & Phelps Corporation (1994-present).
55 East Monroe Street                                        Senior Vice President, Duff & Phelps Investment Management Co.
Suite 3600                                                   (1997-present). Vice President, Phoenix Realty Securities, Inc.
Chicago, IL 60603                                            (1997-present). Vice President, Phoenix Duff & Phelps Institutional
                                                             Mutual Funds, Phoenix Multi-Portfolio Fund and The Phoenix Edge Series
                                                             Fund (1997-present). Director, Real Estate Advisory Practice, Coopers &
                                                             Lybrand, LLC (1990-1994).

Pierre G. Trinque (42)              Vice President           Managing Director, Large Cap Growth Team (1997-present), Managing
                                                             Director, Director of Equity Research (1996-1997), Senior Research
                                                             Analyst, Equities (1996) and Associate Portfolio Manager, Institutional
                                                             Funds (1992-1995), Phoenix Investment Counsel, Inc. Vice President, The
                                                             Phoenix Edge Series Fund and Phoenix Series Fund President
                                                             (1997-present).

James C. Wiess (37)                 Vice President           Vice President and Portfolio Manager, J.P. Morgan Investment Management
J.P. Morgan Investment                                       Inc. and Morgan Guaranty Trust Company of New York (1992-present). Vice
Management Inc.                                              President, The Phoenix Edge Series Fund (8/97-present).
522 Fifth Avenue
New York, NY 10036


Nancy G. Curtiss (45)               Treasurer                Treasurer (1996-present), Vice President, Fund Accounting (1994-1996),
                                                             Phoenix Equity Planning Corporation. Treasurer, Phoenix Funds
                                                             (1994-present), Phoenix-Aberdeen Series Fund (1996-present) and Phoenix
                                                             Duff & Phelps Institutional Mutual Funds (1996-present). Second Vice
                                                             President and Treasurer, Fund Accounting, Phoenix Home Life Mutual
                                                             Insurance Company (1994-1995). Various positions with Phoenix Home Life
                                                             Mutual Insurance Company (1987-1994).


G. Jeffrey Bohne (50)               Secretary                Vice President and General Manager, Phoenix Home Life Mutual Insurance
101 Munson Street                                            Co. (1993-present). Vice President, Mutual Fund Customer Service
Greenfield, MA 01301                                         (1996-present), Vice President, Transfer Agency Operations (1993-1996),
                                                             Phoenix Equity Planning Corporation. Secretary and/or Clerk, Phoenix
                                                             Funds (1993-present), Phoenix Duff & Phelps Institutional Mutual Funds
                                                             (1996-present) and Phoenix-Aberdeen Series Fund (1996-present). Vice
                                                             President, Home Life of New York Insurance Company (1984-1992).

---------------


No person listed in the foregoing table has any immediate family relationship with any other person listed in the table.


At December 31, 1997, the Trustees and officers as a group owned none of the then outstanding shares of the Fund.

For services rendered to the Fund during the fiscal year ended December 31, 1997, the Trustees received an aggregate of $186,063 from the Fund as Trustees' fees. For service on the Boards of the Phoenix Funds, each Trustee who is not a full-time employee of the Advisers or any of their affiliates currently receives a retainer at the annual rate of $40,000 and $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and $2,000 per joint Audit Committee meeting attended. The current members of the Audit Committee are Messrs. Conway, Roth, Segerson and Weicker. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $1,000 and $1,000 per joint Executive Committee meeting attended. The current members of the Executive Committee are Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Trustee costs are allocated equally to each of the Series of the Funds within the Fund complex. Officers and employees of the Adviser who are "interested persons" are compensated by the Adviser and receive no compensation from the Fund.

For the Fund's fiscal year ended December 31, 1997, the Trustees received the following compensation:


                                                                                                     TOTAL COMPENSATION
                                                                 PENSION OR                             FROM FUND AND
                                             AGGREGATE       RETIREMENT BENEFITS  ESTIMATED ANNUAL       FUND COMPLEX
                                            COMPENSATION     ACCRUED AS PART OF    BENEFITS UPON          (13 FUNDS)
                      NAME                    FROM FUND         FUND EXPENSES       RETIREMENT        PAID TO TRUSTEES
                      ----                    ---------         -------------       ----------        ----------------
                Robert Chesek                  $13,900                                                     $57,750
                E. Virgil Conway               $18,090                                                     $74,500
                Harry Dalzell-Payne            $15,825                                                     $65,250
                Francis E. Jeffries            $13,500*           None for            None for             $56,250
                Leroy Keith, Jr.               $13,900           any Trustee        any Trustee            $57,750
                Philip R. McLoughlin                $0                                                          $0
                Everett L. Morris              $15,425*                                                    $64,500
                James M. Oates                 $15,425                                                     $63,750
                Calvin J. Pedersen                  $0                                                          $0
                Herbert Roth, Jr.              $18,770*                                                    $76,250
                Richard E. Segerson            $15,940                                                     $66,000
                Lowell P. Weicker, Jr.         $15,188                                                     $62,500

* This compensation (and the earnings thereon) is deferred pursuant to the Directors' Deferred Compensation Plan. At December 31, 1997, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Roth was $60,161.00, $126,891.00 and $137,672.00, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.



THE INVESTMENT ADVISERS
--------------------------------------------------------------------------------

    The Fund has entered into Investment Advisory Agreements ("Agreements") with Phoenix Investment Counsel, Inc. ("PIC"), DPIM and Phoenix-Aberdeen International Advisors, LLC ("PAIA") whose offices are located in Hartford, Connecticut.

    Phoenix is in the business of writing ordinary and group life and health insurance and annuities. At December 31, 1997, Phoenix had $18.5 billion consolidated assets. PHL Variable writes variable annuities, and at December 31, 1997 had assets of $428 million. PLAC writes variable universal life insurance policies and at December 31, 1997 had assets of $11.8 million. PEPCO performs bookkeeping and pricing and administrative services for the Fund. It also provides bookkeeping and pricing services to other investment companies advised by PIC and its affiliates. PEPCO is registered as a broker-dealer in 50 states. The executive offices of Phoenix and PAIA are located at One American Row, Hartford, Connecticut 06102 and the principal offices of Equity Planning are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.


    All of the outstanding stock of PIC is owned by PEPCO, a subsidiary of Phoenix Duff & Phelps Corporation ("PD&P") of Chicago, Illinois. Phoenix owns a majority interest in PD&P. PIC also serves as subadviser to the Asia Series.


    J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("JPM & Co."), serves as subadviser to the Enhanced Index Series. J.P. Morgan's principal place of business is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan presently serves as an investment manager for corporate, public and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. J.P. Morgan was founded in 1984. JPM & Co., through J.P. Morgan and its other investment management subsidiaries, had approximately $255 billion in assets under management as of December 31, 1997.

    Roger Engemann & Associates ("Engemann") serves as subadviser to the Nifty Fifty Series. Engemann is a wholly owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly owned subsidiary of PD&P. Engemann has been engaged in the investment management business since 1969, and provides investment counseling services to retirement plans, colleges, corporations, trusts and individuals. Engemann also serves as investment adviser to the Phoenix-Engemann Funds. As of December 31, 1997, Engemann had approximately $6.2 billion in assets under management.


    Seneca Capital Management, LLC serves as subadviser to the Seneca Mid-Cap Series. PD&P owns a majority interest in Seneca; the balance is owned by certain of its employees, including Gail Seneca, one of the portfolio management team leaders, and the former limited partners of GMG/Seneca Capital Management, LLC. Seneca (including its predecessor, GMG/Seneca Capital Management LP) has been an investment adviser since 1989, managing equity and fixed-income securities portfolios primarily for institutions and individuals. As of December 31, 1997, Seneca had approximately $4.4 billion in assets under management.

    Schafer Capital Management, Inc. ("Schafer"), serves as subadviser to the Schafer Mid-Cap Series. Schafer's principal place of business is located at 101 Carnegie Center, Suite 107, Princeton, New Jersey. Schafer has been engaged in the investment management business since 1981, specializing in long-term investing in the equity markets. As of December 31, 1997, Schafer had approximately $1.7 billion in assets under management.

    The offices of Duff & Phelps Investment Management Co. ("DPIM") are located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. DPIM also serves as investment adviser to the Core Equity Fund of Phoenix Equity Series Fund, the Enhanced Reserves, Core Equity and Real Estate Equity Securities Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds, the Real Estate Securities Portfolio of Phoenix Multi-Portfolio Fund and three closed-end funds: Duff & Phelps Utilities Income Inc., Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. The investment adviser at inception of the Real Estate Series was Phoenix Realty Securities, Inc. ("PRS" or "Adviser") PRS is a wholly-owned indirect subsidiary of Phoenix Home Life. On March 2, 1998, DPIM purchased the management rights for the Series from PRS and PRS's contract was assigned to DPIM. As of December 31, 1997, DPIM had approximately $13 billion in assets under management.


    PAIA, a Delaware limited liability company formed in 1996 and jointly owned and managed by PM Holdings, Inc., a subsidiary of Phoenix, and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Asset Management plc. Aberdeen Fund Managers, Inc. has its principal offices located at One Financial Plaza, Suite 2210, NationsBank Tower, Fort Lauderdale, Florida 33394. PAIA also serves as investment adviser to Phoenix-Aberdeen Series Fund. While many of the officers and directors of the PAIA have extensive experience as investment professionals, due to its recent formation, PAIA has no prior operating history. Aberdeen Fund Managers, Inc. also serves as subadviser for the Asia Series and Phoenix-Aberdeen Series Fund.

    Aberdeen Asset Management was founded in 1983 and through subsidiaries operating from offices in Aberdeen, Scotland; London, England; Singapore and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of December 31, 1997, Aberdeen Asset Management, and its advisory subsidiaries, had approximately $19 billion in assets under management.

    Philip R. McLoughlin, President and Trustee of the Trust, is a director and officer of PIC. Michael E. Haylon, an officer of the Trust, is a director and officer of PIC and also an officer of DPIM. William R. Moyer, an officer of the Trust, is a director and officer of PIC and also an officer of DPIM. David L. Albrycht, Curtiss O. Barrows, Christian C. Bertelson, Mary E. Canning, Steven L. Colton, J. Roger Engemann, John D. Kattar, William E. Keen, III, David Lui, James E. Mair, William J. Newman, Julie L. Sapia, Thomas N. Steenburg, John S. Tilson, Pierre G. Trinque and James D. Wehr, officers of the Trust, are officers of PIC. Michael Schatt and Thomas N. Steenburg, officers of the Trust, are also officers of DPIM. Hugh Young, an officer of the Trust, is a director and officer of PAIA.

    The Agreements provide that each Adviser shall furnish continuously, at its own expense, an investment program for each of the Series, subject at all times to the supervision of the Trustees. They also provide that all costs and expenses not specifically enumerated as payable by the Advisers shall be paid by the Fund or by Phoenix, PHL Variable and PLAC. The Advisers or Phoenix, PHL Variable and PLAC have agreed to reimburse the Fund for certain operating expenses for all Series. Each Series (except the International, Real Estate, Theme, Asia, Enhanced Index and Seneca Mid-Cap Series) pays a portion or all of its total operating expenses other than the management fee, up to .15% of its total average net assets. The International, Real Estate, Theme, Asia, Enhanced Index and Seneca Mid-Cap Series pay total operating expenses other than the management fee up to .40%, .25%, .25%, .25%, .10%, and .25%, respectively, of its total average net assets. Expenses above these limits are paid by the Advisers, Phoenix, PHL Variable or PLAC.


    The Agreements also provide that the Advisers will reimburse the Fund for the amount, if any, by which the total operating expenses (including the Adviser's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation.


    To the extent that any expenses are paid by the Fund, they will be paid by the Series incurring them or, in the case of general expenses, may be charged among the Series in relation to the benefits received by the shareholders, as determined by the financial agent under the supervision of the Board of Trustees. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Advisers, Phoenix, PHL Variable or PLAC) incurred in the operation of the Fund and any offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, certain expenses of issue and sale of shares, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund, Phoenix, PHL Variable or PLAC also will pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the SEC and the expense of preparing and mailing prospectuses and reports to shareholders.

    The Investment Advisory Agreements provide that the Advisers shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the Investment Advisory Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Advisers in the performance of its duties thereunder.

    The Investment Advisory Agreements also provide that, as full compensation for the services and facilities furnished to the Fund, the Advisers shall be compensated as follows:

                        PHOENIX INVESTMENT COUNSEL, INC.
                        --------------------------------


                                                     RATE FOR
                 RATE FOR FIRST   RATE FOR NEXT     EXCESS OVER
SERIES            $250,000,000    $250,000,000     $500,000,000

------            ------------    ------------     ------------
Money Market...         .40%            .35%            .30%
Multi-Sector...         .50%            .45%            .40%
Balanced.......         .55%            .50%            .45%
Allocation.....         .60%            .55%            .50%
Growth.........         .70%            .65%            .60%
International..         .75%            .70%            .65%
Theme..........         .75%            .70%            .65%
Nifty Fifty....         .90%            .80%            .70%
Growth & Income         .70%            .65%            .60%
Value..........         .70%            .65%            .60%


                        PHOENIX INVESTMENT COUNSEL, INC.
                        --------------------------------

SERIES
------
Enhanced Index..       .45%

Seneca Mid-Cap..      .80%
Schafer Mid-Cap.     1.05%



                     DUFF & PHELPS INVESTMENT MANAGEMENT CO.
                     ---------------------------------------


                                                     RATE FOR
                 RATE FOR FIRST   RATE FOR NEXT    EXCESS OVER
SERIES           $1,000,000,000  $1,000,000,000   $2,000,000,000

------           --------------  --------------   --------------
Real Estate.....      .75%            .70%              .65%


                  PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
                  --------------------------------------------

SERIES
------

Asia............      1.00%


    The amounts payable to the Advisers shall be based upon the average of the values of the net assets of the Fund as of the close of business each day. There can be no assurance that the Fund will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

    The Investment Advisory Agreements continue in force from year to year for all Series, provided that, with respect to each Series, the applicable agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of that Series. In addition, and in either event, the terms of the agreements and any renewal thereof must be approved by the vote of a majority of Trustees who are not parties to the agreement or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Fund or by the Advisers, on sixty (60) days written notice.



BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
    In effecting portfolio transactions for the Fund, the Advisers and Subadvisers, adhere to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The Advisers may cause the Fund to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction, if the Advisers determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or to the Advisers are considered to be in addition to and not in lieu of services required to be performed by the Advisers under their contracts with the Fund under their contracts with the Advisers and may benefit both the Fund and other clients of the Advisers. Conversely, brokerage and research services provided by brokers to other clients of the Advisers may benefit the Fund.

    If the securities in which a particular Series of the Fund invests are traded primarily in the over-the-counter market, where possible the Series will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

    The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Advisers in determining the overall reasonableness of brokerage commissions paid by the Fund.


    For the fiscal years ended December 31, 1995, 1996 and 1997 brokerage commissions paid by the Fund on portfolio transactions totaled $5,452,277, $6,749,696 and $10,220,704, respectively. None of such commissions was paid to a broker who was an affiliated person of the Fund or an affiliated person of such a person or, to the knowledge of the Fund, to a broker an affiliated person of which was an affiliated person of the Fund or the Adviser. Total brokerage commissions paid during the fiscal year ended December 31, 1997 included brokerage commissions of $7,954,637 on portfolio transactions aggregating $7,414,959,794 executed by brokers who provided research and other statistical and factual information.


    It may frequently happen that the same security is held in the portfolio of more than one fund. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund. When two or more funds advised by the Advisers are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds in a manner equitable to each fund. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund. It is the opinion of the Board of Trustees of the Fund that the desirability of utilizing the Advisers as investment advisers to the Fund as manager of foreign securities owned by the Fund outweighs the disadvantages that may be said to exist from simultaneous transactions.

    The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is consistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.


DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------
    The net asset value per share of each Series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a Series' foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

    A security that is listed or traded on more than one exchange is valued at the quotation on the NYSE determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Series which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Series has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


INVESTING IN THE FUND
--------------------------------------------------------------------------------
    Shares of the Fund are not available to the public directly. Although shares of the Fund are owned by the Accounts, Contract Owners and Policyowners do have voting rights with respect to those shares, as described in the Prospectus under "Shares of Beneficial Interest." You may invest in the Fund by buying a Variable Accumulation Annuity Contract or a Variable Universal Life Insurance Policy from Phoenix, PHL Variable or PLAC and directing the allocation of the net purchase payment(s) to the Subaccounts corresponding to the Series of the Fund. Phoenix, PHL Variable and PLAC will, in turn, invest payments in shares of the Fund as the investor directs at net asset value next determined with no sales load.


SALES CHARGE AND SURRENDER CHARGES
    The Fund does not assess any sales charge, either when it sells or when it redeems securities. The sales charges which may be assessed under the Contracts or Policies are described in the accompanying prospectus, as are other charges.


REDEMPTION OF SHARES
--------------------------------------------------------------------------------
    The Fund will redeem any shares presented by the shareholder Accounts for redemption. The Account's policies on when and whether to buy or redeem Fund shares are described in the accompanying prospectus.

    At the discretion of the Trustees, the Fund may, to the extent consistent with state and Federal law, make payment for shares of a particular Series repurchased or redeemed in whole or in part in securities or other assets of such Series taken at current values. Should payment be made in securities, the shareholder Accounts may incur brokerage costs in converting such securities to cash.

    The right of redemption may be suspended or the payment date postponed for more than seven days only for any period during which trading on the NYSE is closed for other than customary weekend and holiday closings, or when trading on the NYSE is restricted, as determined by the SEC, for any period when an emergency (as defined by rules of the Commission) exists, or during any period when the Commission has, by order, permitted such suspension. In case of a suspension of the right of redemption, the shareholders may withdraw requests for redemption of shares prior to the next determination of net asset value after the suspension has been terminated or they will receive payment of the net asset value so determined.

    The shareholder Accounts may receive more or less than was paid for the shares, depending on the net asset value of the shares at the time they are repurchased or redeemed.


TAXES
--------------------------------------------------------------------------------
    As stated in the Prospectus, it will be the policy of the Fund and of each Series to comply with those provisions of the Internal Revenue Code of 1986, as amended, ("Code") which relieve investment companies that distribute substantially all of their net income from Federal income tax on the amounts distributed. The Fund also intends to comply with pertinent Code provisions in order to avoid imposition of any Federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's Shareholders, which in this case are the Accounts.

    Federal income taxation of separate accounts, life insurance companies, and unit investment trusts are discussed in the accompanying prospectus for the Account.


CUSTODIAN
--------------------------------------------------------------------------------
    The securities and cash of the Multi-Sector, Money Market, Growth, Strategic Allocation, Balanced and Strategic Theme Series are held by The Chase Manhattan Bank, N.A. under the terms of a custodian agreement. The address for The Chase Manhattan Bank, N.A., is 1 Chase Manhattan Plaza, Floor 13B, New York, NY 10081. The securities and cash of the International and Asia Series are held by Brown Brothers Harriman & Co. under the terms of a custodian agreement. The address for Brown Brothers Harriman & Co. is 40 Water Street, Boston, Massachusetts 02109, Attention: Manager, Securities Department. The securities and cash of the Real Estate, Growth & Income, Value, Engemann Nifty Fifty, Seneca Mid-Cap, Schafer Mid-Cap and Enhanced Index Series are held by State Street Bank and Trust Company, located at 1 Heritage Drive, P2N, North Quincy, Massachusetts 02171. The Fund permits the Custodian to deposit some or all of its securities in central depository systems as allowed by Federal law. The use of foreign custodians and foreign central depositories has been authorized by the Board of Trustees of the Fund if certain conditions are met.


FOREIGN CUSTODIAN
--------------------------------------------------------------------------------
    The Fund may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian involves considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
    The Fund's financial statements are audited by Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants for the Fund. The independent accountants also provide other accounting and tax-related services as requested by the Fund from time to time.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
    The financial statements and the notes thereto relating to the Fund and the report of Price Waterhouse LLP with respect thereto for the fiscal year ended December 31, 1997 are contained in the Fund's Annual Report. The Annual Report is available by calling Variable Products Operations at (800) 447-4312 or writing to Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston, MA 02266-8027. Phoenix, PHL Variable and PLAC have agreed to send a copy of both the Annual Report and the Semiannual Report to Shareholders containing the Fund's financial statements to every Contract Owner or Policyowner having an interest in the Accounts. The Annual Report for the fiscal period ended December 31, 1997 is included in this SAI.

                                  ANNUAL REPORT
                                DECEMBER 31,1997

                          THE PHOENIX EDGE SERIES FUND

                               Table of Contents


                                                       Page
                                                      -----
Phoenix Money Market Series .......................     28
Phoenix Growth Series .............................     33
Phoenix Multi-Sector Fixed Income Series ..........     38
Phoenix Strategic Allocation Series ...............     44
Phoenix International Series ......................     51
Phoenix Balanced Series ...........................     58
Phoenix Real Estate Securities Series .............     65
Phoenix Strategic Theme Series ....................     69
Phoenix Aberdeen New Asia Series ..................     74
Phoenix Research Enhanced Index Series ............     79
Notes to Financial Statements .....................     87






--------------------------------------------------------------------------------
          Not FDIC Insured       No Bank Guarantee       May Lose Value
--------------------------------------------------------------------------------

                               MONEY MARKET SERIES

INVESTOR PROFILE

     Phoenix Money Market Series is designed for conservative investors who want competitive money market yields with minimal risk to principal.


INVESTMENT REVIEW

     Phoenix Money Market Series continued to perform well during this 12-month reporting period. As of December 31, 1997, the seven-day current yield was 5.14% compared with the 5.05% IBC Money Fund Average as reported in IBC's Money Fund Report. Current yield is a seven-day annualized yield computed by dividing the average net income earned per share during the seven days preceding the date of calculation by the average daily net asset value per share for the same period multiplied by 365.

     Money markets were quite volatile over the last year. Fourth-quarter GDP rose 4.3%, showing strength in the employment and wages components. Continued strength into the first quarter of 1997 and growing concerns over inflation prompted the Federal Reserve to preemptively raise rates from 5.25% to 5.50%.

     In the months that followed the tightening, economic data continued to show pockets of strength. Concerns over the strength of the economy and fears of rekindled inflation increased cash flows in the short end of the market. However, moderate growth with well-behaved inflation kept the Federal Reserve on hold indefinitely.

     The summer months were marked by continued mixed economic data. Warnings from the Federal Reserve referencing an over enthusiastic stock market and signs of rising inflation rumbled through the markets. Short-term interest rates were very volatile at this time, and by early fall there was a definitive feeling in the markets of another rate increase. Subsequently, unexpected turmoil in the Asian markets caused unstable markets globally, most likely keeping the Fed on hold indefinitely.

     Uncertainty as to how the Asian turmoil would impact the domestic markets prevailed through year-end. Normal year-end pressures offered attractive buying opportunities to extend the Fund's average maturity to 52 days.

     Throughout most of the year, average maturity was held relatively neutral. Our strategy has been to manage the Fund's average maturity as opposed to predicting rates. The volatility in the world markets has proven this strategy to be effective. We continued to emphasize high-quality commercial paper and variable-rate securities to enhance yield. The Fund's average credit quality remains A1/P1.


OUTLOOK

     For the near future, we anticipate slower U.S. economic growth due to the recent shakeup in the world markets. Growth is expected to decelerate with inflation remaining subdued. However, if inflation fears are rekindled, the Fed is likely to be diligent in reacting by raising rates.

     We will continue to emphasize credit quality, focusing on higher yielding issues, such as commercial paper and variable-rate securities. Given the uncertainty in the market, we will be monitoring any movement in interest rates or shifts in yield spreads to identify attractive trading opportunities.


MONTHLY YIELD COMPARISON
[TABULAR REPRESENTATION OF LINE CHART]

              IBC Money Fund Report*       Money Market Series

 1/31/97            4.77%                         4.96%
 2/28/97            4.75%                         4.89%
 3/31/97            4.75%                         4.93%
 4/30/97            4.85%                         4.91%
 5/31/97            4.91%                         5.26%
 6/30/97            4.95%                         5.13%
 7/31/97            4.94%                         5.13%
 8/31/97            4.94%                         4.82%
 9/30/97            4.93%                         5.12%
10/31/97            4.92%                         5.04%
11/30/97            4.97%                         5.10%
12/31/97            5.05%                         5.18%



The above graph covers the period from January 1, 1997 to December 31, 1997. The results are not indicative of the rate of return which may be realized from an investment made in the Money Market Series today. The Money Market Series is neither insured nor guaranteed by the U.S. Government, and there can be no assurance the Series will be able to maintain a stable net asset value at $10.00 per share.



*Average monthly yield of First Tier Money Market Funds as reported by IBC's Money Fund Report.

                               MONEY MARKET SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1997

   FACE
   VALUE                                        INTEREST     MATURITY
   (000)                DESCRIPTION               RATE         DATE         VALUE
----------   -------------------------------   ----------   ---------   -------------
FEDERAL AGENCY SECURITIES--9.2%

$ 2,000      FHLB ........................     5.79%         1/21/98     $ 2,000,000
  3,000      FHLB ........................     5.78          1/28/98       3,000,000
  2,000      FHLB ........................     5.95          2/12/98       2,000,000
    173      FNMA ........................     5.75          2/20/98         171,618
  2,000      FHLB ........................     6.00          3/30/98       2,000,000
  2,500      SLMA ........................     6.00          6/30/98       2,500,000
                                                                         -----------
TOTAL FEDERAL AGENCY SECURITIES  .....................................    11,671,618
                                                                         -----------
                                      RESET
                                      DATE
                                                            -------
FEDERAL AGENCY SECURITIES--VARIABLE (b)--15.2%
  3,500      FFCB (final maturity 4/1/99)      5.53           1/1/98       3,500,000
    521      SBA (final maturity 1/25/21)      6.00           1/1/98         520,095
    519      SBA (final maturity 5/25/21)      6.00           1/1/98         518,760
  2,000      SBA (final maturity 10/25/22)     6.00           1/1/98       1,997,517
  2,000      FNMA (final maturity 11/9/98)     5.93           1/6/98       1,999,504
  1,500      SLMA (final maturity 11/10/98)    5.62           1/6/98       1,499,322
  1,000      SLMA (final maturity 2/22/99)     5.63           1/6/98       1,000,000
  2,000      FHLMC (final maturity 6/22/98)    5.75          1/20/98       1,999,535
  4,500      FFCB (final maturity 7/24/00)     5.79          1/26/98       4,501,299
  1,650      FNMA (final maturity 12/14/98)    5.51          3/14/98       1,649,141
                                                                         -----------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE  ...........................    19,185,173
                                                                         -----------


                                    STANDARD
                                    & POOR'S
                                                                RATING                   MATURITY
                             DESCRIPTION                      (Unaudited)                  DATE
           ----------------------------------------------   -------------               ---------
COMMERCIAL PAPER--67.7%
 2,880     Koch Industries, Inc. ........................   A-1+            6.70          1/2/98      2,879,464
 2,000     AlliedSignal, Inc. ...........................   A-1             6.00          1/5/98      1,998,667
 1,500     Donnelley (R.R.) & Sons Co. ..................   A-1             6.45          1/5/98      1,498,925
 1,500     CXC, Inc. ....................................   A-1+            5.97          1/9/98      1,498,010
 2,630     Potomac Electric Power Co. ...................   A-1             6.10          1/9/98      2,626,435
   440     Receivables Capital Corp. ....................   A-1+            5.90          1/9/98        439,423
   890     Receivables Capital Corp. ....................   A-1+            6.01          1/9/98        888,811
   256     Enterprise Funding Corp. .....................   A-1+            5.70         1/12/98        255,554
 2,500     Greenwich Funding Corp. ......................   A-1+            5.75         1/13/98      2,495,208
   500     Preferred Receivables Funding Corp. ..........   A-1             5.65         1/13/98        499,058
   630     Preferred Receivables Funding Corp. ..........   A-1             5.97         1/14/98        628,642
 2,200     Deutsche Bank Financial, Inc. ................   A-1+            5.64         1/15/98      2,200,000
   545     Koch Industries, Inc. ........................   A-1+            5.90         1/15/98        543,750
 1,290     Receivables Capital Corp. ....................   A-1+            5.90         1/16/98      1,286,829
   710     International Lease Finance Corp. ............   A-1             5.55         1/20/98        707,920
   550     Corporate Asset Funding Co., Inc .............   A-1+            6.00         1/21/98        548,167
 2,300     Enterprise Funding Corp. .....................   A-1+            5.73         1/23/98      2,291,946
 1,100     Pitney Bowes Credit Corp. ....................   A-1+            5.53         1/23/98      1,096,283
 2,000     CXC, Inc. ....................................   A-1+            5.70         1/26/98      1,992,083
 2,085     Receivables Capital Corp. ....................   A-1+            5.83         1/26/98      2,076,559
 2,400     CXC, Inc. ....................................   A-1+            5.57         1/27/98      2,390,345
 2,500     Goldman Sachs & Co. ..........................   A-1+            5.85         1/30/98      2,488,219
 1,500     Merrill Lynch & Co., Inc. ....................   A-1+            5.58         1/30/98      1,493,258
 1,410     Donnelley (R.R.) & Sons Co. ..................   A-1             5.70          2/3/98      1,402,633
 1,655     Corporate Asset Funding Co., Inc. ............   A-1+            5.90          2/4/98      1,645,778
 2,500     Corporate Asset Funding Co., Inc. ............   A-1+            5.61          2/5/98      2,486,365
 2,000     Private Export Funding Corp. .................   A-1+            5.73          2/6/98      1,988,540
 1,195     Greenwich Funding Corp. ......................   A-1+            5.82         2/12/98      1,186,886
 2,000     Preferred Receivables Funding Corp. ..........   A-1             5.70         2/12/98      1,986,700
 1,000     Preferred Receivables Funding Corp. ..........   A-1             5.83         2/12/98        993,198
 2,000     Corporate Receivables Corp. ..................   A-1             5.70         2/13/98      1,986,383
 2,500     Corporate Receivables Corp. ..................   A-1             5.55         2/18/98      2,481,500
 2,500     General Re Corp. .............................   A-1+            5.77         2/20/98      2,479,965
 1,426     Receivables Capital Corp. ....................   A-1+            5.80         2/20/98      1,414,513
 2,000     Preferred Receivables Funding Corp. ..........   A-1             5.56         2/23/98      1,983,629
 2,265     Greenwich Funding Corp. ......................   A-1+            5.72         2/25/98      2,245,206
 2,000     Enterprise Funding Corp. .....................   A-1+            5.69         2/27/98      1,981,982
   400     AT&T Corp. ...................................   A-1+            5.73          3/4/98        396,053
   850     Du Pont (E.I.) de Nemours & Co. ..............   A-1+            5.57          3/6/98        841,583
 1,600     Corporate Receivables Corp. ..................   A-1             5.75         3/10/98      1,582,622

                        See Notes to Financial Statements

                              MONEY MARKET SERIES


                                                                     STANDARD
   FACE                                                              & POOR'S
   VALUE                                                              RATING       INTEREST     MATURITY
   (000)                         DESCRIPTION                       (Unaudited)       RATE         DATE             VALUE
----------   --------------------------------------------------   -------------   ----------   ---------   --------------------
COMMERCIAL PAPER--continued
$ 1,700      Beta Finance, Inc. ...............................   A-1+            5.58%         3/12/98      $    1,681,555
  1,335      General Re Corp. .................................   A-1+            5.73          3/13/98           1,319,913
  1,050      Merrill Lynch & Co., Inc. ........................   A-1+            5.73          3/13/98           1,038,134
  2,250      Asset Securitization Cooperative Corp. ...........   A-1+            5.75          3/16/98           2,223,406
  1,380      Asset Securitization Cooperative Corp. ...........   A-1+            5.75          3/17/98           1,363,469
  2,500      General Re Corp. .................................   A-1+            5.75          3/20/98           2,468,854
  2,500      Merrill Lynch & Co., Inc. ........................   A-1+            5.57          3/25/98           2,467,895
  2,500      General Electric Capital Corp. ...................   A-1+            5.54          3/30/98           2,466,145
  1,750      Enterprise Funding Corp. .........................   A-1+            5.75          3/31/98           1,725,123
  2,390      General Electric Capital Corp. ...................   A-1+            5.65          4/23/98           2,347,989
  2,765      Beta Finance, Inc. ...............................   A-1+            5.60          4/29/98           2,714,247
                                                                                                             --------------
TOTAL COMMERCIAL PAPER  ..................................................................................       85,723,822
                                                                                                             --------------
MEDIUM-TERM NOTES--4.7%
  1,500      Associates Corporation of North America ..........   AA-             5.51          7/20/98           1,497,105
  1,500      Associates Corporation of North America ..........   AA-             6.38          8/15/98           1,504,039
  2,000      Associates Corporation of North America ..........   AA-             6.50           9/9/98           2,008,400
  1,000      Pitney Bowes Credit Corp. ........................   AA              6.31          9/23/98           1,003,614
                                                                                                             --------------
TOTAL MEDIUM-TERM NOTES  .................................................................................        6,013,158
                                                                                                             --------------
TOTAL INVESTMENTS--96.8%
 (Identified cost $122,593,771)  .........................................................................      122,593,771(a)
 Cash and receivables, less liabilities--3.2%  ...........................................................        4,012,923
                                                                                                             --------------
NET ASSETS--100.0%  ......................................................................................   $  126,606,694
                                                                                                             ==============

(a) Federal Income Tax Information: At December 31, 1997, the aggregate cost of securities was the same for book and tax purposes.
(b) Variable rate demand notes. The interest rates shown reflect the rates currently in effect.


                        See Notes to Financial Statements

                               MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997


Assets
Investment securities at value (Identified cost $122,593,771) ........................   $ 122,593,771
Cash .................................................................................          61,267
Receivables
 Fund shares sold ....................................................................       3,444,264
 Interest ............................................................................         601,187
                                                                                         -------------
  Total assets .......................................................................     126,700,489
                                                                                         -------------
Liabilities
Payables
 Investment advisory fee .............................................................          42,079
 Financial agent fee .................................................................           6,312
 Trustees' fee .......................................................................           4,656
 Accrued expenses ....................................................................          40,748
                                                                                         -------------
  Total liabilities ..................................................................          93,795
                                                                                         -------------
Net Assets ...........................................................................   $ 126,606,694
                                                                                         =============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest ....................................   $ 126,606,691
 Undistributed net investment income .................................................               3
                                                                                         -------------
Net Assets ...........................................................................   $ 126,606,694
                                                                                         =============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .....      12,660,669
                                                                                         =============
Net asset value and offering price per share .........................................   $       10.00
                                                                                         =============

STATEMENT OF OPERATIONS
For the year ended December 31, 1997


Investment Income
 Interest ...................................................     $6,936,028
                                                                  ----------
  Total investment income ....................................     6,936,028
                                                                  ----------
Expenses
 Investment advisory fee .....................................       494,051
 Financial agent fee .........................................        74,108
 Printing ....................................................        29,280
 Custodian ...................................................        26,300
 Professional ................................................        23,353
 Trustees ....................................................        20,780
 Miscellaneous ...............................................         6,627
                                                                  ----------
  Total expenses .............................................       674,499
                                                                  ----------
Net investment income ........................................     6,261,529
                                                                  ----------
Net increase in net assets resulting from operations .........    $6,261,529
                                                                  ==========


                        See Notes to Financial Statements

                               MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                           Year Ended         Year Ended
                                                                                       December 31, 1997   December 31, 1996
                                                                                      ------------------- ------------------
From Operations
 Net investment income ..............................................................   $    6,261,529      $    5,274,565
                                                                                        --------------      --------------
 Net increase in net assets resulting from operations ...............................        6,261,529           5,274,565
                                                                                        --------------      --------------
From Distributions to Shareholders
 Net investment income ..............................................................       (6,261,529)         (5,303,654)
                                                                                        --------------      --------------
 Decrease in net assets from distributions to shareholders ..........................       (6,261,529)         (5,303,654)
                                                                                        --------------      --------------
From Share Transactions
 Proceeds from sales of shares (35,987,251 and 31,500,976 shares, respectively) .....      359,872,496         315,009,761
 Net asset value of shares issued from reinvestment of distributions
  (626,153 and 530,365 shares, respectively) ........................................        6,261,528           5,303,654
 Cost of shares repurchased (37,088,873 and 29,186,637 shares, respectively) ........     (370,888,736)       (291,866,357)
                                                                                        --------------      --------------
 Increase (decrease) in net assets from share transactions ..........................       (4,754,712)         28,447,058
                                                                                        --------------      --------------
 Net increase (decrease) in net assets ..............................................       (4,754,712)         28,417,969
Net Assets
 Beginning of period ................................................................      131,361,406         102,943,437
                                                                                        --------------      --------------
 End of period (including undistributed net investment income of $3 and
  $3, respectively) .................................................................   $  126,606,694      $  131,361,406
                                                                                        ==============      ==============


FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                           Year ended December 31,
                                                     1997         1996           1995             1994             1993
                                                 ------------ ------------ ---------------- ---------------- ----------------
Net asset value, beginning of period ...........   $ 10.00      $ 10.00       $  10.00         $  10.00         $  10.00
Income from investment operations
 Net investment income .........................      0.50         0.50           0.56             0.38(1)          0.28(1)
                                                   -------      -------       --------         -----------      -----------
  Total from investment operations .............      0.50         0.50           0.56             0.38             0.28
                                                   -------      -------       --------         -----------      -----------
Less distributions
  Dividends from net investment income .........     (0.50)       (0.50)         (0.56)           (0.38)           (0.28)
                                                   --------     --------      --------         -----------      -----------
   Total distributions .........................     (0.50)       (0.50)         (0.56)           (0.38)           (0.28)
                                                   --------     --------      --------         -----------      -----------
Net asset value, end of period .................   $ 10.00      $ 10.00       $  10.00         $  10.00         $  10.00
                                                   ========     ========      ========         ===========      ===========
Total return ...................................      4.99%        4.98%          5.55%            3.77%            2.80%
Ratios/supplemental data:
Net assets, end of period (thousands) ..........  $126,607     $131,361       $102,943         $ 94,586         $ 72,946
Ratio to average net assets of:
 Operating expenses ............................      0.55%        0.55%          0.53%(2)         0.55%            0.55%
 Net investment income .........................      5.07%        4.89%          5.57%            3.85%            2.84%

(1) Includes reimbursement of operating expenses by investment adviser of $0.003 and $0.01 per share, respectively.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                        See Notes to Financial Statements

                                  GROWTH SERIES

INVESTOR PROFILE

     Phoenix Growth Series is designed for investors seeking long-term capital appreciation.

INVESTMENT REVIEW

     For the 12-month period ended December 31, 1997, Phoenix Growth Series earned 21.07% compared with 33.38% for the S&P 500 Index. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     Despite increased volatility in the fourth quarter, 1997 was another good year for U.S. investors. In fact, the Dow Jones Industrial Average ended the year at more than 10 times its 1982 low. Overseas, however, the picture was not as bright: high jobless rates continued in Europe, turmoil continues in the Middle East and Latin America is recovering slowly. The surprise was the collapse of many markets in the Asia-Pacific region. While it will be some time before we see the real impact of the Asian problems on the earnings of domestic and global companies, the U.S. market reacted to the uncertainty with a violent rotation to defensive issues. The strongest sectors in the fourth quarter were communication services, utilities and consumer staples--slow but steady growers.

     During this latest reporting cycle, the Fund benefited from an overweighted position in the health-care sector and strong stock selection in the basic materials group. Negative contributors to performance included the relative underperformance of some of our consumer cyclical and technology holdings as well as our limited exposure to the communication services area.

OUTLOOK

     While our long-term outlook remains constructive, there are more reasons than ever to maintain a cautious investment posture. On the positive side, the economy continues to grow at a healthy, sustainable pace; inflation remains benign; and the overall outlook for corporate earnings is still upbeat. On the other hand, analysts' estimates for 1998 earnings are probably too high, and we believe that the frequency of earnings disappointments will increase.

     Our stock selection continues to focus on firms that possess above-average earnings growth potential, superior management and global opportunities outside Asia. We expect interest rates to continue to trend down and would not be surprised if the Fed actually cut rates during the year, which would partially offset the negative impact of slightly slower earnings growth on equity prices.

     While the Asian "meltdown" introduces a new element of uncertainty in the outlook for the financial markets, we do not believe the real impact will be great. Health-care, financial services and technology continue to be the sectors in which we have the greatest confidence for exceptional long-term growth.


[TABULAR REPRESENTATION OF LINE CHART]

               S&P 500 Stock Index*     Growth Series

12/31/87            $10,000               $10,000
12/31/88             11,650                10,384
12/31/89             15,312                14,128
12/31/90             14,823                14,705
12/31/91             19,351                21,133
12/31/92             20,839                23,308
12/31/93             22,923                27,898
12/31/94             23,266                28,310
12/31/95             31,937                37,043
12/31/96             39,362                41,703
12/31/97             52,500                50,491



   Average Annual Total Returns for Periods Ending 12/31/97

                                          1 Year       5 Years      10 Years
-------------------------------------------------------------------------------
  Growth Series                          21.07%        16.72%        17.57%
-------------------------------------------------------------------------------
  S&P 500 Stock Index*                   33.38%        20.30%        18.04%
-------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/87. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

*The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance.

                                  GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1997


                                                        SHARES              VALUE
                                                    ---------------   ----------------
COMMON STOCKS--90.3%
Banks (Major Regional)--6.6%
  AmSouth Bancorporation ........................       134,200       $   7,288,737
  Banc One Corp. ................................       430,100          23,359,806
  BankBoston Corp. ..............................       259,700          24,395,569
  Compass Bankshares, Inc. ......................       103,900           4,545,625
  Mellon Bank Corp. .............................       258,200          15,653,375
  NationsBank Corp. .............................       246,300          14,978,119
  Southtrust Corp. ..............................       132,400           8,399,125
                                                                      -------------
                                                                         98,620,356
                                                                      -------------
Banks (Money Center)--2.8%
  BankAmerica Corp. .............................       386,900          28,243,700
  Citicorp ......................................       113,100          14,300,081
                                                                      -------------
                                                                         42,543,781
                                                                      -------------
Biotechnology--0.6%
  Centocor, Inc. (b) ............................       255,700           8,502,025
                                                                      -------------
Broadcasting (Television, Radio, & Cable)--0.7%
  Chancellor Media Corp. (b) ....................       141,200          10,537,050
                                                                      -------------
Chemicals (Specialty)--0.7%
  Solutia, Inc. (b) .............................       377,740          10,080,936
                                                                      -------------
Communications Equipment--2.7%
  Ciena Corp. (b) ...............................       386,600          23,630,925
  Lucent Technologies, Inc. .....................       215,300          17,197,088
                                                                      -------------
                                                                         40,828,013
                                                                      -------------
Computers (Hardware)--5.0%
  International Business Machines Corp. .........       724,500          75,755,531
                                                                      -------------
Computers (Networking)--0.7%
  Cisco Systems, Inc. (b) .......................       195,750          10,913,062
                                                                      -------------
Computers (Peripherals)--0.5%
  EMC Corp. (b) .................................       280,100           7,685,244
                                                                      -------------
Computers (Software & Services)--6.1%
  Adaptec, Inc. (b) .............................       622,300          23,102,888
  BMC Software, Inc. (b) ........................       514,200          33,744,375
  Compuware Corp. (b) ...........................       744,900          23,836,800
  Edwards (J.D.) & Co. (b) ......................       268,400           7,917,800
  Sterling Commerce, Inc. (b) ...................             1                  38
  Yahoo!, Inc. (b) ..............................        56,500           3,912,625
                                                                      -------------
                                                                         92,514,526
                                                                      -------------
Distributors (Food & Health)--1.5%
  Cardinal Health, Inc. .........................       301,500          22,650,187
                                                                      -------------
Electrical Equipment--2.1%
  General Electric Co. ..........................       434,500          31,881,437
                                                                      -------------
Electronics (Instrumentation)--0.4%
  Linear Technology Corp. .......................       111,500           6,425,188
                                                                      -------------
Electronics (Semiconductors)--2.4%
  National Semiconductor Corp. (b) ..............       845,900          21,940,531
  Texas Instruments, Inc. .......................       304,800          13,716,000
                                                                      -------------
                                                                         35,656,531
                                                                      -------------
Entertainment--1.6%
  Tele-Comm Liberty Media Group (b) .............       662,000          23,997,500
                                                                      -------------
Financial (Diversified)--1.0%
  American Express Co. ..........................       166,300          14,842,275
                                                                      -------------
Health Care (Diversified)--3.3%
  Bristol-Myers Squibb Co. ......................       249,100          23,571,088
  Warner-Lambert Co. ............................       216,500          26,846,000
                                                                      -------------
                                                                         50,417,088
                                                                      -------------
Health Care (Drugs-Major Pharmaceuticals)--5.3%
  Lilly (Eli) & Co. .............................       174,700          12,163,488
  Pfizer, Inc. ..................................       719,700          53,662,631
  Watson Pharmaceuticals, Inc. (b) ..............       449,600          14,583,900
                                                                      -------------
                                                                         80,410,019
                                                                      -------------


                                                        SHARES             VALUE
                                                    ---------------   ----------------
Health Care (Hospital Management)--1.6%
  HBO & Co. .....................................       509,100       $  24,436,800
                                                                      -------------
Health Care (Long Term Care)--1.0%
  HEALTHSOUTH Corp. (b) .........................       568,300          15,770,325
                                                                      -------------
Health Care (Medical Products & Supplies)--2.7%
  Guidant Corp. .................................       382,100          23,785,725
  Medtronic, Inc. ...............................       335,200          17,535,150
                                                                      -------------
                                                                         41,320,875
                                                                      -------------
Household Furn. & Appliances--1.0%
  Sunbeam Corp., Inc. ...........................       371,200          15,636,800
                                                                      -------------
Household Products (Non-Durables)--1.1%
  Colgate-Palmolive Co. .........................       230,800          16,963,800
                                                                      -------------
Insurance (Life/Health)--0.6%
  UNUM Corp. ....................................       153,800           8,362,875
                                                                      -------------
Insurance (Multi-Line)--2.0%
  Reliastar Financial Corp. .....................        49,100           2,022,306
  Travelers Group, Inc. .........................       514,800          27,734,850
                                                                      -------------
                                                                         29,757,156
                                                                      -------------
Insurance (Property-Casualty)--1.5%
  Allstate Corp. ................................       245,300          22,291,637
                                                                      -------------
Investment Banking/Brokerage--0.5%
  Merrill Lynch & Co., Inc. .....................       101,900           7,432,331
                                                                      -------------
Machinery (Diversified)--1.1%
  Deere & Co. ...................................       278,700          16,251,694
                                                                      -------------
Manufacturing (Diversified)--2.8%
  Tyco International Ltd. .......................       932,400          42,016,275
                                                                      -------------
Oil (Domestic Integrated)--1.8%
  Tosco Corp. ...................................       711,600          26,907,375
                                                                      -------------
Oil & Gas (Drilling & Equipment)--8.0%
  BJ Services Co. (b) ...........................       205,700          14,797,544
  Cooper Cameron Corp. (b) ......................        97,400           5,941,400
  Diamond Offshore Drilling, Inc. ...............       298,800          14,379,750
  Halliburton Co. ...............................       502,000          26,072,625
  Nabors Industries, Inc. (b) ...................        86,400           2,716,200
  Noble Drilling Corp. (b) ......................       207,700           6,360,812
  Rowan Companies, Inc. (b) .....................       187,400           5,715,700
  Schlumberger Ltd. .............................       367,200          29,559,600
  Transocean Offshore, Inc. .....................       315,200          15,188,700
                                                                      -------------
                                                                        120,732,331
                                                                      -------------
Oil & Gas (Refining & Marketing)--0.6%
  Santa Fe International Corp. ..................       203,800           8,292,113
                                                                      -------------
Personal Care--2.2%
  Gillette Co. ..................................       329,700          33,114,244
                                                                      -------------
Retail (Building Supplies)--1.7%
  Home Depot, Inc. ..............................       434,350          25,572,356
                                                                      -------------
Retail (Drug Stores)--3.5%
  CVS Corp. .....................................       404,200          25,894,063
  Rite Aid Corp. ................................       458,400          26,902,350
                                                                      -------------
                                                                         52,796,413
                                                                      -------------
Retail (Food Chains)--2.2%
  Safeway, Inc. (b) .............................       512,400          32,409,300
                                                                      -------------
Retail (General Merchandise)--1.8%
  Borders Group, Inc. (b) .......................       341,900          10,705,744
  Staples, Inc. (b) .............................       566,300          15,714,825
                                                                      -------------
                                                                         26,420,569
                                                                      -------------
Telecommunications (Cellular/Wireless)--2.6%
  AirTouch Communications, Inc. (b) .............       947,300          39,372,156
                                                                      -------------
Telecommunications (Long Distance)--3.3%
  AT&T Corp. ....................................       799,200          48,951,000
                                                                      -------------
Tobacco--2.7%
  Philip Morris Companies, Inc. .................       898,300          40,704,219
                                                                      -------------
TOTAL COMMON STOCKS
 (Identified cost $1,236,119,905) ..................................  1,359,773,393
                                                                      -------------

                        See Notes to Financial Statements

                                  GROWTH SERIES


                                                 SHARES           VALUE
                                                 ---------- ----------------
FOREIGN COMMON STOCKS--6.2%
Computers (Software & Services)--0.2%
  Baan Company NV (Netherlands) (b) ..........    103,000    $    3,399,000
                                                             --------------
Health Care (Drugs-Major Pharmaceuticals)--1.5%
  SmithKline Beecham PLC Sponsored ADR
    (United Kingdom) .........................    447,300        23,007,994
                                                             --------------
Health Care (Medical Products & Supplies)--0.5%
  Elan PLC Sponsored ADR (Ireland) (b) .......    151,400         7,749,787
                                                             --------------
Household Furn. & Appliances--2.6%
  Philips Electronics NV ADR NY Registered
    Shares (Netherlands) .....................    638,600        38,635,300
                                                             --------------
Oil (International Integrated)--1.4%
  Elf Aquitane SA Sponsored ADR (France) .....    358,300        21,005,338
                                                             --------------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $92,672,524).........................          93,797,419
                                                             --------------
TOTAL LONG-TERM INVESTMENTS--96.5%
 (Identified cost $1,328,792,429)......................       1,453,570,812
                                                             --------------


                                              STANDARD
                                              & POOR'S      PAR
                                               RATING      VALUE
                                            (Unaudited)    (000)
                                           ------------- ---------
SHORT-TERM OBLIGATIONS--3.0%
Commercial Paper--2.7%
  Sara Lee Corp. 6.05%, 1/7/98 ........... A-1+           $3,275    3,271,698
  Greenwich Funding Corp. 5.91%,
    1/9/98 ............................... A-1+              315      314,586
  Kimberly-Clark Corp. 6.15%, 1/9/98 ..... A-1+            5,000    4,993,167
  Exxon Imperial U.S., Inc. 5.82%,
    1/13/98 .............................. A-1+            2,530    2,525,092


                                           STANDARD
                                           & POOR'S        PAR
                                            RATING        VALUE
                                         (Unaudited)      (000)              VALUE
                                        -------------   ---------      -----------------
Commercial Paper--continued
  General Electric Capital Corp. 5.82%,
    1/14/98 ...........................      A-1+           $1,500     $      1,496,847
  Receivables Capital Corp. 5.90%,
    1/16/98 ...........................      A-1+            2,935            2,927,785
  Coca-Cola Co. 5.75%, 1/21/98 ........      A-1+              935              932,013
  Corporate Asset Funding Co., Inc. 6%,
    1/21/98 ...........................      A-1+            3,160            3,149,467
  CXC, Inc. 5.77%, 1/26/98 ............      A-1+            3,000            2,987,979
  Receivables Capital Corp. 5.83%,
    1/26/98 ...........................      A-1+            2,415            2,405,223
  CXC, Inc. 5.57%, 1/27/98 ............      A-1+            1,190            1,185,006
  Corporate Asset Funding Co., Inc.
    5.61%, 2/5/98 .....................      A-1+            3,000            2,983,375
  Private Export Funding Corp. 5.65%,
    2/6/98 ............................      A-1+            3,000            2,983,050
  Corporate Receivables Corp. 5.73%,
    3/10/98 ...........................      A-1             3,000            2,967,720
  Beta Finance, Inc. 5.60%, 4/29/98 ...      A-1+            5,835            5,727,869
                                                                       ----------------
                                                                             40,850,877
                                                                       ----------------
Federal Agency Securities--0.3%
  FHLB 5.75%, 1/2/98 ..................                      4,275            4,274,318
                                                                       ----------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $45,125,500) ..............................                45,125,195
                                                                       ----------------
TOTAL INVESTMENTS--99.5%
 (Identified cost $1,373,917,929) ...........................             1,498,696,007(a)
 Cash and receivables, less liabilities--0.5% ...............                 6,871,846
                                                                       ----------------
NET ASSETS--100.0% ..........................................          $  1,505,567,853
                                                                       ================


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $172,636,916 and gross depreciation of $48,406,472 for income tax purposes. At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $1,374,465,563.
(b) Non-income producing.


                        See Notes to Financial Statements

                                 GROWTH SERIES


STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997



Assets
Investment securities at value (Identified cost $1,373,917,929) ..................... $1,498,696,007
Cash ................................................................................         89,997
Receivables
 Investment securities sold .........................................................     12,501,983
 Dividends and interest .............................................................      1,683,668
                                                                                       -------------
  Total assets ......................................................................  1,512,971,655
                                                                                       -------------
Liabilities
Payables
 Investment securities purchased ....................................................      5,593,650
 Fund shares repurchased ............................................................        532,726
 Investment advisory fee ............................................................        781,841
 Financial agent fee ................................................................         74,999
 Trustees' fee ......................................................................          3,397
 Accrued expenses ...................................................................        417,189
                                                                                       -------------
  Total liabilities .................................................................      7,403,802
                                                                                       -------------
Net Assets .......................................................................... $1,505,567,853
                                                                                       =============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest ................................... $1,330,807,064
 Undistributed net investment income ................................................        875,361
 Accumulated net realized gain ......................................................     49,107,350
 Net unrealized appreciation ........................................................    124,778,078
                                                                                      --------------
Net Assets .......................................................................... $1,505,567,853
                                                                                      ==============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ....     78,569,011
                                                                                      ==============
Net asset value and offering price per share ........................................ $        19.16
                                                                                      ==============


STATEMENT OF OPERATIONS
For the year ended December 31, 1997


Investment Income

 Dividends ..........................................................   $ 13,104,144
 Interest ...........................................................      5,907,309
                                                                        ------------
  Total investment income ...........................................     19,011,453
                                                                        ------------
Expenses
 Investment advisory fee ............................................      8,659,012
 Financial agent fee ................................................        828,401
 Custodian ..........................................................        280,398
 Printing ...........................................................        264,371
 Professional .......................................................         62,614
 Trustees ...........................................................         20,578
 Miscellaneous ......................................................         74,969
                                                                        ------------
  Total expenses ....................................................     10,190,343
                                                                        ------------
Net investment income ...............................................      8,821,110
                                                                        ------------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities ....................................    208,524,851
 Net realized loss on foreign currency transactions .................        (19,655)
 Net change in unrealized appreciation (depreciation) on investments      44,027,962
                                                                        ------------
Net gain on investments .............................................    252,533,158
                                                                        ------------
Net increase in net assets resulting from operations ................   $261,354,268
                                                                        ============


                        See Notes to Financial Statements

                                  GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                           Year Ended         Year Ended
                                                                                       December 31, 1997   December 31, 1996
                                                                                      ------------------- ------------------
From Operations

 Net investment income ..............................................................   $    8,821,110      $   11,543,617
 Net realized gain ..................................................................      208,505,196         151,631,180
 Net change in unrealized appreciation (depreciation) ...............................       44,027,962         (28,811,458)
                                                                                        --------------      --------------
 Net increase in net assets resulting from operations ...............................      261,354,268         134,363,339
                                                                                        --------------      --------------
From Distributions to Shareholders
 Net investment income ..............................................................       (8,665,448)        (10,973,300)
 Net realized gains .................................................................     (236,146,906)        (82,322,855)
                                                                                        --------------      --------------
 Decrease in net assets from distributions to shareholders ..........................     (244,812,354)        (93,296,155)
                                                                                        --------------      --------------
From Share Transactions
 Proceeds from sales of shares (12,502,677 and 16,369,935 shares, respectively) .....      253,355,592         309,035,692
 Net asset value of shares issued from reinvestment of distributions
  (12,750,840 and 4,853,881 shares, respectively) ...................................      244,812,354          93,296,155
 Cost of shares repurchased (12,075,426 and 10,173,971 shares, respectively) ........     (244,536,540)       (193,393,445)
                                                                                        --------------      --------------
 Increase in net assets from share transactions .....................................      253,631,406         208,938,402
                                                                                        --------------      --------------
 Net increase in net assets .........................................................      270,173,320         250,005,586
Net Assets
 Beginning of period ................................................................    1,235,394,533         985,388,947
                                                                                        --------------      --------------
 End of period (including undistributed net investment income of $875,361 and
  $739,354, respectively) ...........................................................   $1,505,567,853      $1,235,394,533
                                                                                        ==============      ==============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)


                             Year Ended December 31,
                                    1997 1996
                                                  -------------- --------------
Net asset value, beginning of period ..........     $ 18.89        $ 18.13
Income from investment operations
 Net investment income ........................        0.13           0.19
 Net realized and unrealized gain .............        3.70           2.10
                                                    -------        --------
  Total from investment operations ............        3.83           2.29
                                                    -------       ---------
Less distributions
 Dividends from net investment income .........       (0.13)         (0.18)
 Dividends from net realized gains ............       (3.43)         (1.35)
                                                    --------       --------
  Total distributions .........................       (3.56)         (1.53)
                                                    --------       --------
Change in net asset value .....................        0.27           0.76
                                                    --------       --------
Net asset value, end of period ................     $ 19.16        $ 18.89
                                                    ========       ========
Total return ..................................       21.07%         12.58%
Ratios/supplemental data:
Net assets, end of period (thousands) .........  $1,505,568     $1,235,395
Ratio to average net assets of:
 Operating expenses ...........................        0.74%          0.72%
 Net investment income ........................        0.64%          1.03%
Portfolio turnover rate .......................         284%           167%
Average commission rate paid(4) ...............   $  0.0496      $  0.0455


                                                                Year Ended December 31,
                                                      1995                1994                1993
                                                ---------------- ---------------------- ----------------
Net asset value, beginning of period ..........   $ 15.69             $  16.59              $  15.01
Income from investment operations
 Net investment income ........................      0.20                 0.23(1)(3)            0.16(3)
 Net realized and unrealized gain .............      4.60                 0.02                  2.77
                                                   -------             --------              --------
  Total from investment operations ............      4.80                 0.25                  2.93
                                                   -------             --------              --------
Less distributions
 Dividends from net investment income .........     (0.17)               (0.23)                (0.15)
 Dividends from net realized gains ............     (2.19)               (0.92)                (1.20)
                                                  --------            ---------             ---------
  Total distributions .........................     (2.36)               (1.15)                (1.35)
                                                  --------             --------              --------
Change in net asset value .....................      2.44                (0.90)                 1.58
                                                   -------             --------              --------
Net asset value, end of period ...............    $ 18.13             $  15.69              $  16.59
                                                  ========            =========             =========
Total return ..................................     30.85%                1.48%                19.69%
Ratios/supplemental data:
Net assets, end of period (thousands) .........  $985,389             $616,221              $446,368
Ratio to average net assets of:
 Operating expenses ...........................      0.75%(2)             0.80%                 0.79%
 Net investment income ........................      1.12%                1.38%                 0.97%
Portfolio turnover rate .......................       173%                 185%                  185%
Average commission rate paid(4) ...............        N/A                 N/A                   N/A


(1) Includes reimbursement of operating expenses by investment adviser of $0.003 per share.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                        See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES

INVESTOR PROFILE

     Phoenix Multi-Sector Fixed Income Series is designed for moderate risk investors seeking a broadly diversified bond fund.


INVESTMENT REVIEW

     Phoenix Multi-Sector Fixed Income Series continued to provide investors with above-average returns. For the 12 months ended December 31, 1997, the Fund earned 10.93% compared with a return of 9.65% for the Lehman Brothers Aggregate Bond Index. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     The Fund's overweighting in non-traditional sectors, such as non-Agency mortgage-backed securities and taxable municipals, contributed positively to performance as did our very small exposure to Asia and Latin America. Earlier in the year, we had reduced our holdings in traditional emerging markets, shifting our emphasis to global high-yield issuers domiciled in Europe.


OUTLOOK

     Given our outlook for moderate growth and benign inflation in the U.S., our emphasis will be on higher-rated credits within the non-traditional sectors, such as non-Agency mortgage-backed securities and taxable municipal issues. We will also continue to take advantage of undervalued global high-yield credits, focusing on issuers domiciled in Europe as their economy continues to strengthen.

     We will maintain a duration that is neutral to our benchmark. As of December 31, the Portfolio's duration was 5.8 years.


[TABULAR REPRESENTATION OF LINE CHART]


               Lehman Brothers          Multi-Sector Fixed
            Aggregate Bond Index*         Income Series

12/31/87          $10,000                   $10,000
12/31/88           10,789                    11,042
12/31/89           12,357                    11,944
12/31/90           13,464                    12,571
12/31/91           15,619                    15,012
12/31/92           16,774                    16,517
12/31/93           18,410                    19,143
12/31/94           17,873                    18,096
12/31/95           21,176                    22,355
12/31/96           21,945                    25,131
12/31/97           24,063                    27,878


            Average Annual Total Returns for Periods Ending 12/31/97

                                                           1 Year       5 Years      10 Years
---------------------------------------------------------------------------------------------
            Multi-Sector Fixed Income Series              10.93%        11.04%        10.80%
-------------------------------------------------------------------------------------------
            Lehman Brothers Aggregate Bond Index*          9.65%         7.48%         9.18%
-------------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/87. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. High yield fixed income securities generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed income securities. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

*The Lehman Brothers Aggregate Bond Index is an unmanaged but commonly used measure of bond performance. It is a combination of several Lehman Brothers Fixed Income Indexes.

                        MULTI-SECTOR FIXED INCOME SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1997


                                                  MOODY'S
                                                    BOND          PAR
                                                   RATING        VALUE
                                                (Unaudited)      (000)         VALUE
                                              --------------- ----------- ---------------
U.S. GOVERNMENT AND AGENCY SECURITIES--11.9%

U.S. Treasury Bonds--3.8%
  U.S. Treasury Strip P.O., 0%, 2/15/19 ..... Aaa               $ 5,000   $  1,408,400
  U.S. Treasury Strip P.O., (TIGER) 0%,
    5/15/25 ................................. Aaa                24,000      5,906,640
                                                                          ------------
                                                                             7,315,040
                                                                          ------------
U.S. Treasury Notes--5.4%
  U.S. Treasury Notes 6.125%, 8/15/07 ....... Aaa                10,000     10,278,120
                                                                          ------------
Agency Mortgage-Backed Securities--0.9%
  GNMA 8%, '06 .............................. Aaa                   172        180,105
  GNMA 6.50%, '23-26 ........................ Aaa                 1,482      1,470,737
                                                                          ------------
                                                                             1,650,842
                                                                          ------------
Agency Non-Mortgage-Backed Securities--1.8%
  Overseas Private Investment Corp.
    6.58%, 12/15/01 ......................... NR                  3,500      3,560,200
                                                                          ------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (Identified cost $21,567,025) ........................................     22,804,202
                                                                          ------------
MUNICIPAL BONDS--9.3%
California--2.4%
  California State Department Water
    System Series S 5%, 12/1/29 ............. Aa                  1,850      1,798,700
  Orange County Pension A Taxable
    7.67%, 9/1/09 ........................... Aaa                 2,500      2,762,275
                                                                          ------------
                                                                             4,560,975
                                                                          ------------
Colorado--1.1%
  Denver City and County School District
    Taxable 6.76%, 12/15/07 ................. Aaa                 2,000      2,063,580
                                                                          ------------
Florida--1.1%
  Palm Beach Waste Revenue Project B
    Taxable 10.50%, 1/1/11 (e) .............. NR                  1,500        840,000
  University of Miami Exchangeable
    Revenue Series A Taxable 7.65%,
    4/1/20 .................................. Aaa                 1,290      1,361,608
                                                                          ------------
                                                                             2,201,608
                                                                          ------------
Illinois--1.6%
  Illinois Educational Facilities Authority
    Revenue--Loyola University Series A
    Taxable 7.84%, 7/1/24 ................... Aaa                 2,800      3,038,168
                                                                          ------------
Massachusetts--1.1%
  Massachusetts Turnpike Authority
    Metropolitan Highway System
    Revenue 5%, 1/1/27 ...................... Aaa                 2,125      2,065,245
                                                                          ------------
New Hampshire--0.8%
  New Hampshire Higher Educational &
    Health Facilities Authority Revenue
    5.125%, 6/1/28 .......................... Aaa                 1,650      1,619,145
                                                                          ------------
Virginia--0.4%
  Newport News Taxable Series B 7.05%,
    1/15/25 ................................. Aa                    750        756,682
                                                                          ------------
Washington--0.8%
  Washington State Series E Taxable 5%,
    7/1/22 .................................. Aa                  1,545      1,519,461
                                                                          ------------
TOTAL MUNICIPAL BONDS
 (Identified cost $17,581,981) ........................................     17,824,864
                                                                          ------------


                                                  MOODY'S
                                                    BOND          PAR
                                                   RATING        VALUE
                                                (Unaudited)      (000)         VALUE
                                              --------------- ----------- ---------------
NON-CONVERTIBLE BONDS--52.1%
Asset-Backed Securities--6.1%
  BankAmerica Manufacturing Housing
    Contract 97-1, B1 6.94%, 6/10/21 ........ Baa               $ 1,500   $  1,493,437
  Continental Airlines 97-2D 7.522%,
    6/30/01 ................................. Ba                  2,600      2,618,434
  Green Tree Financial Corp. 94-1, B2
    7.85%, 4/15/19 .......................... Baa                 3,000      3,082,969
  Green Tree Financial Corp. 97-4, M1
    7.22%, 2/15/29 .......................... Aa                  2,500      2,546,875
  Team Fleet Financing Corp. 96-1, B
    144A 7.10%, 12/15/02 (b) ................ BBB(c)              1,975      1,987,344
                                                                          ------------
                                                                            11,729,059
                                                                          ------------
Automobiles--1.3%
  Titan Tire Loan Participation Private
    Placement 7%, 2/11/00 ................... NR                  2,500      2,437,500
                                                                          ------------
Banks--1.3%
  BNP U.S. Funding LLC 7.738%, 144A
    12/5/07 (b)(d) .......................... A                   2,500      2,524,250
                                                                          ------------
Broadcasting (Television, Radio,& Cable)--3.2%
  Cablevision Systems Corp. 7.875%,
    12/15/07 ................................ Ba                    975        997,903
  Fox Kids Worldwide 144A 0%, 11/1/07
    (b)(d) .................................. B                   5,000      2,975,000
  Poland Communications, Inc. Series B
    9.875%, 11/1/03 ......................... B                   2,200      2,213,750
                                                                          ------------
                                                                             6,186,653
                                                                          ------------
Computers (Software & Services)--1.3%
  Verio, Inc. Unit 144A 13.50%,
    6/15/04 (b) ............................. NR                  2,000      2,400,000
                                                                          ------------
Engineering & Construction--0.5%
  Neenah Corp. Series B 11.125%, 5/1/07 ..... B                     800        880,000
                                                                          ------------
Entertainment, Leisure & Gaming--1.7%
  Boyd Gaming Corp. 9.50%,7/15/07 ........... BB-(c)              1,000      1,052,500
  Station Casinos, Inc. 10.125%, 3/15/06      B                   2,000      2,110,000
                                                                          ------------
                                                                             3,162,500
                                                                          ------------
Gaming, Lottery, & Parimutuel Cos.--0.6%
  Mashantucket Pequot 144A 6.91%,
    9/1/12 (b) .............................. Aaa                 1,100      1,154,241
                                                                          ------------
Health Care (Drugs--Major Pharmaceuticals)--1.5%
  Schein Pharmaceutical, Inc. 144A
    8.938%, 12/15/04 (b)(d) ................. B                   3,000      2,932,500
                                                                          ------------
Non-Agency Mortgage-Backed Securities--21.0%
  BTC Mortgage Investors Trust 97-S1, D
    144A 6.95%, 12/31/09 (b) ................ BBB(c)              1,750      1,747,266
  CS First Boston Mortgage Securities
    Corp. 97-1R, 1M4 144A 7.364%,
    2/28/22 (b) ............................. Baa                 2,798      2,772,292
  CS First Boston Mortgage Securities
    Corp. 97-SPCE, D 144A 7.33%,
    4/20/08 (b) ............................. BBB(c)              1,800      1,802,250
  DLJ Mortgage Acceptance Corp. 97-
    CF2, B2 144A 7.14%, 11/15/08 (b) ........ Baa                 2,200      2,194,500
  FDIC REMIC Trust 96-C1, 1D 7.25%,
    5/25/26 ................................. Baa                 1,500      1,508,437
  First Chicago/Lennar Trust 97-CHL1, D
    144A 8.10%, 5/29/08 (b) ................. BB(c)               2,000      2,000,000

                        See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES


                                                 MOODY'S
                                                   BOND          PAR
                                                  RATING        VALUE
                                               (Unaudited)      (000)         VALUE
                                             --------------- ----------- ---------------
Non-Agency Mortgage-Backed Securities--continued
  General Electric Mortgage Services, Inc.
    96-8, 2A5 7.50%, 5/25/26 ............... AAA(c)            $  986    $  1,012,486
  General Growth Properties Series 1, D2
    144A 6.992%, 11/15/07 (b) .............. Baa                2,000       2,010,625
  Prudential Home Mortgage Securities
    96-A, B1 144A 7.958%, 5/28/26 (b) ...... NR                 2,000       1,885,937
  Residential Asset Securitization Trust
    96-A4, A13 7.50%, 9/25/26 .............. AAA(c)             1,000       1,037,031
  Residential Asset Securitization Trust
    96-A8, A1 8%, 12/25/26 ................. AAA(c)             1,321       1,339,117
  Resolution Trust Corp. 92-C8, D
    8.835%, 12/25/23 ....................... Baa                1,818       1,841,737
  Resolution Trust Corp. 95-1, M2 7.50%,
    10/25/28 ............................... Aa                 1,642       1,666,581
  Resolution Trust Corp. 95-2, C1 7.45%,
    5/25/29 ................................ Baa                1,360       1,383,910
  Resolution Trust Corp. 95-2, M1 7.15%,
    5/25/29 ................................ Aa                 1,417       1,440,732
  Resolution Trust Corp. 95-C2, C 7%,
    5/25/27 ................................ A                  1,777       1,784,399
  Ryland Mortgage Securities Corp. III
    92-A, 1A 8.27%, 3/29/30 ................ A-(c)                839         852,083
  Securitized Asset Sales, Inc. 95-6, B3
    144A 7%, 12/25/10 (b) .................. NR                 1,337       1,263,933
  Securitized Asset Sales, Inc. 95-A, M
    7.53%, 3/25/24 ......................... Aa                 1,795       1,843,718
  Structured Asset Securities Corp.
    93-C1, B 6.60%, 10/25/24 ............... A+(c)              2,250       2,205,000
  Structured Asset Securities Corp.
    95-C1, D 7.375%, 9/25/24 ............... BBB(c)             2,000       2,007,812
  Structured Asset Securities Corp.
    95-C4, D 7%, 6/25/26 ................... BBB(c)             1,900       1,880,406
  Structured Asset Securities Corp.
    96-C3, C 144A 7.375%, 6/25/30 (b) ...... BBB(c)             1,150       1,161,141
  Wilshire Funding Corp. 97-WFC1, M3
    7.25%, 8/25/27 ......................... Baa                1,588       1,547,044
                                                                         ------------
                                                                           40,188,437
                                                                         ------------
Oil & Gas (Exploration & Production)--7.4%
  Benton Oil & Gas Co. 11.625%,
    5/1/03 ................................. B                  1,000       1,107,500
  Benton Oil & Gas Co. 144A 9.375%,
    11/1/07 (b) ............................ B                  1,500       1,541,250
  Forcenergy, Inc. 8.50%, 2/15/07 .......... B                  4,500       4,556,250
  Lomak Petroleum, Inc. 8.75%, 1/15/07 ..... B                  1,750       1,785,000
  Ocean Energy, Inc. 8.875%, 7/15/07 ....... B                  3,000       3,210,000
  Snyder Oil Corp. 8.75%, 6/15/07 .......... B                  2,000       2,030,000
                                                                         ------------
                                                                           14,230,000
                                                                         ------------
Publishing--0.9%
  Hollinger International Publishing, Inc.
    9.25%, 3/15/07 ......................... B                    650         685,750
  ITT Publimedia 144A 9.375%,
    9/15/07 (b) ............................ B                  1,000       1,055,000
                                                                         ------------
                                                                            1,740,750
                                                                         ------------
Services (Commercial & Consumer)--0.0%
  ARA Services, Inc. 10.625%, 8/1/00 ....... Baa                   54          58,455
                                                                         ------------
Telecommunications (Cellular/Wireless)--1.3%
  Orion Network Systems 0%,
    1/15/07 (d) ............................ B                  1,000         730,000
  Sprint Spectrum L.P. 0%, 8/15/06 (d) ..... B                  2,325       1,819,312
                                                                         ------------
                                                                            2,549,312
                                                                         ------------



                                                 MOODY'S
                                                   BOND          PAR
                                                  RATING        VALUE
                                               (Unaudited)      (000)         VALUE
                                             --------------- ----------- ---------------
Telephone--1.8%
  Call-Net Enterprises 0%, 12/1/04 (d) ..... B                 $2,000    $  1,830,000
  Teleport Communications 0%, 7/1/07 (d)     B                  2,000       1,640,000
                                                                         ------------
                                                                            3,470,000
                                                                         ------------
Textiles (Apparel)--2.2%
  Westpoint Stevens, Inc. 9.375%,
    12/15/05 ............................... B                  4,000       4,200,000
                                                                         ------------
TOTAL NON-CONVERTIBLE BONDS
 (Identified cost $97,761,653) .......................................     99,843,657
                                                                         ------------
FOREIGN GOVERNMENT SECURITIES--3.4%
Croatia--0.9%
  Croatia Series A 6.625%, 7/31/10 (d) ..... Baa                1,000         880,000
  Croatia Series B 6.625%, 7/31/06 (d) ..... Baa                  944         862,687
                                                                         ------------
                                                                            1,742,687
                                                                         ------------
Dominican Republic--0.2%
  Dominican Republic PDI Bearer
    6.688%, 8/30/09 (d) .................... B+(c)                495         416,420
                                                                         ------------
Poland--1.8%
  Poland PDI Bearer 4%, 10/27/14 (d) ....... Baa                4,000       3,465,000
                                                                         ------------
Russia--0.4%
  Russia Principal Loan 6.719%,
    12/15/20 (d) ........................... NR                 1,300         807,625
                                                                         ------------
Slovenia--0.1%
  Republic of Slovenia Series 1, 6.813%,
    12/27/06 (d) ........................... A(c)                 125         125,618
  Republic of Slovenia Series 2, 6.375%,
    12/27/06 (d) ........................... A(c)                  27          26,084
                                                                         ------------
                                                                              151,702
                                                                         ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
 (Identified cost $6,515,891).........................................      6,583,434
                                                                         ------------
FOREIGN NON-CONVERTIBLE BONDS--15.4%
Argentina--0.9%
  Bridas Corp. Yankee Sr. Notes 12.50%,
    11/15/99 ............................... Ba                 1,600       1,712,000
                                                                         ------------
Bahamas--0.6%
  Sun International Hotels 9%, 3/15/07 ..... Ba                 1,000       1,035,000
                                                                         ------------
Bermuda--1.2%
  AES China Generating Co. Yankee
    10.125%, 12/15/06 ...................... Ba                 2,336       2,277,600
                                                                         ------------
Brazil--3.2%
  Copel Series RegS 9.75%, 5/2/05 .......... NR                 3,000       2,891,250
  RBS Participacoes SA 144A 11%,
    4/1/07 (b) ............................. BB-(c)             2,500       2,331,250
  Tevecap SA 12.625%, 11/26/04 ............. NR                 1,000         940,000
                                                                         ------------
                                                                            6,162,500
                                                                         ------------
Chile--1.0%
  Compania Sud Americana de Vapores
    SA 7.375%, 12/8/03 ..................... BBB(c)             2,000       1,987,500
                                                                         ------------
Germany--0.8%
  Kablemedia Holding 0%, 8/1/06 (d) ........ B                  2,000       1,467,500
                                                                         ------------
Greece--1.0%
  Fage Dairy Industries SA 9%, 2/1/07 ...... B                  2,000       1,947,500
                                                                         ------------
Mexico--2.8%
  Coca-Cola Femsa 8.95%, 11/1/06 ........... Ba                 2,000       2,090,000
  Copamex Industries SA Series B
    11.375%, 4/30/04 ....................... NR                 3,000       3,315,000
                                                                         ------------
                                                                            5,405,000
                                                                         ------------


                       See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES

                                               MOODY'S
                                                 BOND        PAR
                                                RATING      VALUE
                                             (Unaudited)    (000)          VALUE
                                            ------------- --------- ------------------
Netherlands--2.2%
  PTC International Finance BV 144A 0%,
    7/1/07 (b)(d) ......................... B+(c)          $6,500     $  4,257,500
                                                                      ------------
United Kingdom--1.1%
  Diamond Cable Co. 0%, 2/15/07 (d) ....... B               3,000        2,055,000
                                                                      ------------
Venezuela--0.6%
  CanTV Finance Ltd. VNT 9.25%, 2/1/04..... Ba              1,200        1,209,000
                                                                      ------------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
 (Identified cost $29,218,116) ..................................       29,516,100
                                                                      ------------
CONVERTIBLE BONDS--1.9%
Leisure Time (Products)--0.7%
  Comcast Corp. Cv. 1.125%, 4/15/07 ....... Ba              2,000        1,322,500
                                                                      ------------
Oil & Gas (Drilling & Equipment)--1.2%
  Loews Corp. Cv. 3.125%, 9/15/07 ......... A+(c)           2,400        2,400,000
                                                                      ------------
TOTAL CONVERTIBLE BONDS
 (Identified cost $3,570,522) ...................................        3,722,500
                                                                      ------------
FOREIGN CONVERTIBLE BONDS--3.3%
Canada--0.7%
  Petersburg Long Cv. 144A 9%,
    6/1/06 (b) ............................ NR              1,266        1,310,310(f)
                                                                      ------------
Russia--2.6%
  Lukinter Finance BV Cv. Series RegS
    3.50%, 5/6/02 ......................... Ba              3,450        4,916,250
                                                                      ------------
TOTAL FOREIGN CONVERTIBLE BONDS
 (Identified cost $5,997,225) ...................................        6,226,560
                                                                      ------------


                                             SHARES       VALUE
                                            -------- --------------
PREFERRED STOCKS--0.6%
Paper & Forest Products--0.6%
  SD Warren Co. Series B Pfd. PIK 14% ...   30,000   $ 1,086,699
                                                     -----------
TOTAL PREFERRED STOCKS
 (Identified cost $607,500) ......................     1,086,699
                                                     -----------
WARRANTS--0.0%
  Orion Network Systems, Inc. Warrants (e)   1,000        17,500
                                                     -----------
TOTAL WARRANTS
 (Identified cost $0) ............................        17,500
                                                     -----------
TOTAL LONG-TERM INVESTMENTS--97.9%
 (Identified cost $182,819,913)...................   187,625,516
                                                     -----------


                                                   STANDARD
                                                   & POOR'S      PAR
                                                    RATING      VALUE
                                                 (Unaudited)    (000)
                                                ------------- ---------
SHORT-TERM OBLIGATIONS--0.6%
Commercial Paper--0.6%
  Koch Industries, Inc. 6.70%, 1/2/98 ......... A-1+           $1,190          1,189,779
                                                                          --------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,189,779) ......................................          1,189,779
                                                                          --------------
TOTAL INVESTMENTS--98.5%
  (Identified cost $184,009,692) ....................................        188,815,295(a)
  Cash and receivables, less liabilities--1.5% ......................          2,811,289
                                                                          --------------
NET ASSETS--100.0% ..................................................     $  191,626,584
                                                                          ==============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $7,014,714 and gross depreciation of $2,213,334 for income tax purposes. At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $184,013,915.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At December 31, 1997, these securities amounted to a value of $41,574,032 or 21.7% of net assets.
(c) As rated by Standard & Poor's, Fitch or Duff & Phelps. (d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e) Non-income producing.
(f) Security valued at fair value as determined in good faith by or under the direction of the Trustees.


                       See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997


Assets
Investment securities at value (Identified cost $184,009,692) ........................   $ 188,815,295
Cash .................................................................................          54,548
Receivables
 Investment securities sold ..........................................................         210,814
 Fund shares sold ....................................................................         109,422
 Interest and dividends ..............................................................       2,939,659
                                                                                         -------------
  Total assets .......................................................................     192,129,738
                                                                                         -------------
Liabilities
Payables
 Investment securities purchased .....................................................         329,585
 Investment advisory fee .............................................................          74,771
 Financial agent fee .................................................................           9,509
 Trustees' fee .......................................................................           4,039
 Accrued expenses ....................................................................          85,250
                                                                                         -------------
  Total liabilities ..................................................................         503,154
                                                                                         -------------
Net Assets ...........................................................................   $ 191,626,584
                                                                                         =============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest ....................................   $ 185,251,314
 Undistributed net investment income .................................................         336,142
 Accumulated net realized gain .......................................................       1,233,525
 Net unrealized appreciation .........................................................       4,805,603
                                                                                         -------------
Net Assets ...........................................................................   $ 191,626,584
                                                                                         =============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .....      18,455,613
                                                                                         =============
Net asset value and offering price per share .........................................   $       10.38
                                                                                         =============


STATEMENT OF OPERATIONS
For the year ended December 31, 1997

Investment Income
 Interest ................................................................    $12,558,252
 Dividends ...............................................................        155,626
                                                                              -----------
  Total investment income ................................................     12,713,878
                                                                              -----------
Expenses
 Investment advisory fee .................................................        804,838
 Financial agent fee .....................................................         96,581
 Printing ................................................................         62,515
 Custodian ...............................................................         44,188
 Professional ............................................................         25,583
 Trustees ................................................................         20,833
 Miscellaneous ...........................................................          5,016
                                                                              -----------
  Total expenses .........................................................      1,059,554
  Less expenses borne by investment adviser ..............................        (13,265)
                                                                              -----------
  Net expenses ...........................................................      1,046,289
                                                                              -----------
Net investment income ....................................................     11,667,589
                                                                              -----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities .........................................      4,679,819
 Net realized gain on foreign currency transactions ......................         15,586
 Net change in unrealized appreciation (depreciation) on investments .....        390,571
                                                                              -----------
Net gain on investments ..................................................      5,085,976
                                                                              -----------
Net increase in net assets resulting from operations .....................    $16,753,565
                                                                              ===========


                       See Notes to Financial Statements

                        MULTI-SECT0R FIXED INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                                      Year Ended           Year Ended
                                                                                  December 31, 1997     December 31, 1996
                                                                                 -------------------   ------------------
From Operations
 Net investment income .......................................................      $  11,667,589        $   9,460,659
 Net realized gain ...........................................................          4,695,405            7,367,063
 Net change in unrealized appreciation (depreciation) ........................            390,571           (2,309,914)
                                                                                    -------------        -------------
 Net increase in net assets resulting from operations ........................         16,753,565           14,517,808
                                                                                    -------------        -------------
From Distributions to Shareholders
 Net investment income .......................................................        (11,945,923)          (9,238,947)
 Net realized gains ..........................................................         (4,694,394)          (4,270,844)
                                                                                    -------------        -------------
 Decrease in net assets from distributions to shareholders ...................        (16,640,317)         (13,509,791)
                                                                                    -------------        -------------
From Share Transactions
 Proceeds from sales of shares (8,085,010 and 6,711,402 shares, respectively)          84,607,552           69,891,527
 Net asset value of shares issued from reinvestment of distributions
  (1,609,511 and 1,316,308 shares, respectively) .............................         16,640,317           13,509,791
 Cost of shares repurchased (5,265,201 and 4,670,077 shares, respectively) ...        (54,778,943)         (48,410,465)
                                                                                    -------------        -------------
 Increase in net assets from share transactions ..............................         46,468,926           34,990,853
                                                                                    -------------        -------------
 Net increase in net assets ..................................................         46,582,174           35,998,870
Net Assets
 Beginning of period .........................................................        145,044,410          109,045,540
                                                                                    -------------        -------------
 End of period (including undistributed net investment income of $336,142 and
  $426,754, respectively) ....................................................      $ 191,626,584        $ 145,044,410
                                                                                    =============        =============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                        Year Ended December 31,
                                                         1997             1996
                                                   ---------------- ----------------
Net asset value, beginning of period .............       $10.34           $10.22
Income from investment operations
 Net investment income ...........................         0.75(1)          0.79(1)
 Net realized and unrealized gain (loss) .........         0.34             0.43
                                                      ----------       ----------
  Total from investment operations ...............         1.09             1.22
                                                      ----------       ----------
Less distributions
 Dividends from net investment income ............        (0.77)           (0.78)
 Dividends from net realized gains ...............        (0.28)           (0.32)
                                                      ----------       ----------
  Total distributions ............................        (1.05)           (1.10)
                                                      ----------       ----------
Change in net asset value ........................         0.04             0.12
                                                      ----------       ----------
Net asset value, end of period ...................       $10.38           $10.34
                                                      ==========       ==========
Total return .....................................        10.93%           12.42%
Ratios/supplemental data:
Net assets, end of period (thousands) ............     $191,627         $145,044
Ratio to average net assets of:
 Operating expenses ..............................         0.65%            0.65%
 Net investment income ...........................         7.25%            7.80%
Portfolio turnover rate ..........................          151%             191%


                                                                         Year Ended December 31,
                                                            1995                   1994                   1993
                                                   ---------------------- ---------------------- ----------------------
Net asset value, beginning of period .............           $8.98                 $10.27                  $9.58
Income from investment operations
 Net investment income ...........................            0.83(1)(2)             0.72(1)(2)             0.66(1)(2)
 Net realized and unrealized gain (loss) .........            1.22                  (1.28)                  0.84
                                                          -----------            ---------               --------
  Total from investment operations ...............            2.05                  (0.56)                  1.50
                                                          -----------            ---------               --------
Less distributions
 Dividends from net investment income ............           (0.81)                 (0.73)                 (0.66)
 Dividends from net realized gains ...............              --                     --                  (0.15)
                                                          -----------            ---------               --------
  Total distributions ............................           (0.81)                 (0.73)                 (0.81)
                                                          -----------            ---------               --------
Change in net asset value ........................            1.24                  (1.29)                  0.69
                                                          -----------            ---------               --------
Net asset value, end of period ...................          $10.22                  $8.98                 $10.27
                                                          ===========            =========               ========
Total return .....................................           23.54%                 (5.47)%                15.90%
Ratios/supplemental data:
Net assets, end of period (thousands) ............        $109,046                $74,686                $79,393
Ratio to average net assets of:
 Operating expenses ..............................            0.65%(3)               0.66%                  0.65%
 Net investment income ...........................            8.55%                  7.62%                  6.71%
Portfolio turnover rate ..........................             147%                   181%                   169%

(1) Includes reimbursement of operating expenses by investment adviser of $0.001, $0.002, $0.007, $0.006 and $0.005 per share, respectively.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES

INVESTOR PROFILE

     Phoenix Strategic Allocation Series is designed for investors seeking capital appreciation with less volatility than an all-equity fund.


INVESTMENT REVIEW

     Phoenix Strategic Allocation Series posted a strong gain of 20.73% for the 12 months ended December 31, 1997. Over the same period, the average return of a peer group of 529 variable annuity funds was 18.42% according to Lipper Analytical Services, Inc. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     Despite increased volatility in the fourth quarter, 1997 was another good year for U.S. investors. In fact, the Dow Jones Industrial Average ended the year at more than 10 times its 1982 low. Overseas, however, the picture was not as bright: high jobless rates continued in Europe, turmoil continues in the Middle East and Latin America is recovering slowly. The surprise was the collapse of many markets in the Asia-Pacific region. While it will be some time before we see the real impact of the Asian problems on the earnings of domestic and global companies, the U.S. market reacted to the uncertainty with a violent rotation to defensive issues. The strongest sectors in the fourth quarter were communication services, utilities and consumer staples--slow but steady growers.

     During this latest reporting period, the Fund benefited from an overweighted position in the health-care sector, strong stock selection in the financial services group and excellent relative performance from the fixed-income segment of the portfolio. Negative contributors to performance included the relative underperformance of some of our consumer staples and technology holdings as well as our underweighted position in the communication services area.


OUTLOOK

     While our long-term outlook remains constructive, there are more reasons than ever to maintain a cautious investment posture. On the positive side, the economy continues to grow at a healthy, sustainable pace; inflation remains benign; and the overall outlook for corporate earnings is still upbeat. On the other hand, analysts' estimates for 1998 earnings are probably too high, and we believe that the frequency of earnings disappointments will increase.

     Our stock selection continues to focus on firms that possess above-average earnings growth potential, superior management and global opportunities outside Asia. We expect interest rates to continue to trend down and would not be surprised if the Fed actually cut rates during the year, which would partially offset the negative impact of slightly slower earnings growth on equity prices.

     While the Asian "meltdown" introduces a new element of uncertainty in the outlook for the financial markets, we do not believe at this time the real impact will be great. Health-care, financial services and technology continue to be the sectors in which we have the greatest confidence for exceptional long-term growth.

                           STRATEGIC ALLOCATION SERIES


[TABULAR REPRESENTATION OF LINE CHART]

                Strategic          S&P 500        Lipper Analytical Services
            Allocation Series    Stock Index*     Flexible Portfolio Index**

12/31/87        $10,000            $10,000               $10,000
12/31/88         10,233             11,650                10,869
12/31/89         12,257             15,312                12,744
12/31/90         12,962             14,823                12,863
12/31/91         16,751             19,351                16,334
12/31/92         18,539             20,839                17,260
12/31/93         20,583             22,923                19,460
12/31/94         20,285             23,226                18,941
12/31/95         23,981             31,937                23,409
12/31/96         26,151             39,362                26,698
12/31/97         31,571             52,500                31,713


            Average Annual Total Returns for Periods Ending 12/31/97
                                                                         1 Year       5 Years      10 Years
            -------------------------------------------------------------------------------------------------
            Strategic Allocation Series                                   20.73%        11.24%        12.18%
            -------------------------------------------------------------------------------------------------
            Lipper Analytical Services Flexible Portfolio Index**         18.77%        12.93%        12.22%
            -------------------------------------------------------------------------------------------------
            Lipper Analytical Services Variable Annuities Flexible
            Portfolio Fund***                                             18.42%        11.96%        12.34%
            ------------------------------------------------------------------------------------------------
            S&P 500 Stock Index*                                          33.38%        20.30%        18.04%
            ------------------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/87. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. High yield fixed income securities generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed income securities. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

  *The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance.

 **The Lipper Analytical Services Flexible Portfolio Index is an average of the largest mutual funds within the flexible portfolio category.

***The Lipper Analytical Services Variable Annuities Flexible Portfolio Fund
   Category is an average composed of 529 funds; the 5 and 10 year returns are decided from compounding the yearly returns. Performance is based on the reinvestment of all distributions and does not reflect the effects of sales charges.


                            SCHEDULE OF INVESTMENTS
                               December 31, 1997



                                                STANDARD
                                                & POOR'S        PAR
                                                 RATING        VALUE
                                              (Unaudited)      (000)         VALUE
                                            --------------- ----------- ---------------
U.S. GOVERNMENT AND AGENCY SECURITIES--6.7%
U.S. Treasury Notes--6.3%
  U.S. Treasury Notes 5.625%, 10/31/99 .... AAA               $ 2,100   $  2,097,375
  U.S. Treasury Notes 5.75%, 11/15/00 ..... AAA                 4,950      4,959,281
  U.S. Treasury Notes 5.75%, 11/30/02 ..... AAA                 3,180      3,182,980
  U.S. Treasury Notes 6.625%, 5/15/07 ..... AAA                16,000     16,940,000
                                                                        ------------
                                                                          27,179,636
                                                                        ------------



                                                STANDARD
                                                & POOR'S        PAR
                                                 RATING        VALUE
                                              (Unaudited)      (000)         VALUE
                                            --------------- ----------- ---------------
Agency Mortgage-Backed Securities--0.4%
  FNMA 6.85%, 5/17/20 ..................... AAA                $1,500    $ 1,538,906
                                                                        ------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (Identified cost $27,606,721)........................................... 28,718,542
                                                                        ------------
MUNICIPAL BONDS--2.9%
California--1.4%
  California State Department Water
    System Series S 5%, 12/1/29 ........... AA                    415        403,492


                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES


                                                     STANDARD
                                                     & POOR'S        PAR
                                                      RATING        VALUE
                                                   (Unaudited)      (000)         VALUE
                                                 --------------- ----------- --------------
California--continued
  Kern County Pension Obligation Taxable
    7.26%, 8/15/14 ............................. AAA               $ 1,500   $ 1,593,510
  Long Beach Pension Obligation Taxable
    6.87%, 9/1/06 .............................. AAA                   840       873,911
  Los Angeles County Public Works
    5.125%, 12/1/29 ............................ AAA                   630       618,962
  San Bernardino County Pension
    Obligation Revenue Taxable 6.87%,
    8/1/08 ..................................... AAA                   410       426,142
  San Bernardino County Pension
    Obligation Revenue Taxable 6.94%,
    8/1/09 ..................................... AAA                 1,110     1,161,171
  Ventura County Pension Obligation
    Taxable 6.54%, 11/1/05 ..................... AAA                   975       993,954
                                                                             -----------
                                                                               6,071,142
                                                                             -----------
Florida--1.1%
  Florida State Department of
    Transportation Series A 5%, 7/1/27 ......... AA+                   500       486,575
  Miami Beach Special Obligation Taxable
    8.60%, 9/1/21 .............................. AAA                 3,210     3,625,599
  University of Miami Exchangeable
    Revenue Series A Taxable 7.65%,
    4/1/20 ..................................... AAA                   540       569,975
                                                                             -----------
                                                                               4,682,149
                                                                             -----------
Massachusetts--0.1%
  Massachusetts State Water Authority
    5%, 8/1/24 ................................. AAA                   500       485,740
                                                                             -----------
Texas--0.1%
  Houston Water & Sewer Refunding, Jr.
    Lien, Series D 5%, 12/1/25 ................. AAA                   630       616,184
                                                                             -----------
Washington--0.2%
  Washington State Series E Taxable 5%,
    7/1/22 ..................................... AA+                   630       619,586
                                                                             -----------
TOTAL MUNICIPAL BONDS
 (Identified cost $12,080,691)............................................    12,474,801
                                                                             -----------
NON-CONVERTIBLE BONDS--4.5%
Asset-Backed Securities--1.5%
  AESOP Funding II LLC 97-1, A2 144A
    6.40%, 10/20/03 (d) ........................ AAA                 2,000     2,016,250
  Capita Equipment Receivables Trust
    97-1, B 6.45%, 8/15/02 ..................... A+                    720       721,125
  Chase Credit Card Master Trust 97-2, A
    6.30%, 4/15/03 ............................. AAA                 2,000     2,014,766
  Fleetwood Credit Corp. 96-B, A 6.90%,
    3/15/12 .................................... AAA                   728       734,143
  Green Tree Financial Corp. 96-2, M1
    7.60%, 4/15/27 ............................. AA-                 1,075     1,121,359
                                                                             -----------
                                                                               6,607,643
                                                                             -----------
Non-Agency Mortgage-Backed Securities--2.9%
  CS First Boston Mortgage Securities Corp.
    95-AE, B 7.182%, 11/25/27 .................. AA-                 1,350     1,359,281
  First Union Lehman Bros. 97-C1, B
    7.43%, 4/18/29 ............................. Aa(c)                 850       890,109
  G.E. Capital Mortgage Services, Inc.
    96-8, M 7.25%, 5/25/26 ..................... AA                    246       248,333
  Lehman Large Loan 97-LL1, B 6.95%,
    3/12/07 .................................... AA                    645       660,621
  Nationslink Funding Corp. 96-1, B
    7.69%, 12/20/05 ............................ AA                    450       478,547
  Residential Asset Securitization Trust
    96-A8, A1 8%, 12/25/26 ..................... AAA                   660       669,558


                                                     STANDARD
                                                     & POOR'S        PAR
                                                      RATING        VALUE
                                                   (Unaudited)      (000)         VALUE
                                                 --------------- ----------- --------------
Non-Agency Mortgage-Backed Securities--continued
  Residential Funding Mortgage Securities
    I 96-S1, A11 7.10%, 1/25/26 ................ AAA               $ 1,500   $ 1,518,281
  Residential Funding Mortgage Securities
    I 96-S4, M1 7.25%, 2/25/26 ................. AA                    981       993,277
  Resolution Trust Corp. 93-C1, B 8.75%,
    5/25/24 .................................... Aa(c)                 736       735,985
  Resolution Trust Corp. 95-2, M1 7.15%,
    5/25/29 .................................... Aa(c)               1,204     1,224,622
  Securitized Asset Sales, Inc. 93-J, 2B
    6.807%, 11/28/23 ........................... A(c)                  973       956,467
  Structured Asset Securities Corp.
    93-C1, B 6.60%, 10/25/24 ................... A+                  1,150     1,127,093
  Structured Asset Securities Corp.
    95-C4, B 7%, 6/25/26 ....................... AA                  1,650     1,664,953
                                                                             -----------
                                                                              12,527,127
                                                                             -----------
Paper & Forest Products--0.1%
  Buckeye Cellulose Corp. 9.25%, 9/15/08 ....... BB-                   350       370,125
                                                                             -----------
TOTAL NON-CONVERTIBLE BONDS
 (Identified cost $19,188,398).............................................   19,504,895
                                                                             -----------
FOREIGN GOVERNMENT SECURITIES--3.0%
Argentina--0.2%
  Republic of Argentina Bearer FRB
    6.688%, 3/31/05 (e) ........................ BB                  1,046       935,220
                                                                             -----------
Brazil--0.3%
  Republic of Brazil NMB-L 6.75%,
    4/15/09 (e) ................................ BB-                 1,235       998,034
                                                                             -----------
Bulgaria--0.1%
  Republic of Bulgaria FLIRB Series A
    Bearer Euro 2.25%, 7/28/12 (e) ............. B(c)                  810       493,088
                                                                             -----------
Colombia--0.2%
  Republic of Colombia Yankee 7.25%,
    2/23/04 .................................... BBB-                1,000       943,750
                                                                             -----------
Croatia--0.1%
  Croatia Series A 6.625%, 7/31/10 (e) ......... BBB-                  550       484,000
                                                                             -----------
Ecuador--0.2%
  Ecuador Bearer PDI Euro, PIK interest
    capitalization 6.688%, 2/27/15 (e) ......... B(c)                1,329       881,783
                                                                             -----------
Mexico--0.4%
United Mexican States Global Bond
    11.50%, 5/15/26 ............................ BB                  1,395     1,650,634
                                                                             -----------
Panama--0.2%
  Republic of Panama 8.875%, 9/30/27 ........... BB+                 1,050       988,050
                                                                             -----------
Peru--0.2%
  Peru PDI 4%, 3/7/17 (e) ...................... BB                  1,320       867,900
                                                                             -----------
Poland--0.3%
  Poland PDI Bearer 4%, 10/27/14 (e) ........... BBB-                1,475     1,277,719
                                                                             -----------
Russia--0.5%
  Russia Interest Notes Series US 144A
    6.719%, 12/15/15 (d) (e) ................... NR                  3,015     2,140,650
                                                                             -----------
Venezuela--0.3%
  Republic of Venezuela 9.25%, 9/15/27 ......... B+                  1,110       992,756
                                                                             -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
 (Identified cost $12,132,368).............................................   12,653,584
                                                                             -----------
FOREIGN NON-CONVERTIBLE BONDS--0.2%
Chile--0.2%
  Compania Sud Americana de Vapores
    SA 7.375%, 12/8/03 ......................... BBB                   140       139,125
  Petropower I Funding Trust 144A
    7.36%, 2/15/14 (d) ......................... BBB                   500       506,420


                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES


                                                                  VALUE
                                                              --------------
TOTAL FOREIGN CONVERTIBLE BONDS                               $   645,545
  (Identified cost $637,268)                                  --------------


                                                      SHARES
                                                    ---------
COMMON STOCKS--68.0%
Banks (Major Regional)--5.9%
  AmSouth Bancorporation ........................    44,000       2,389,750
  Banc One Corp. ................................    81,300       4,415,606
  BankBoston Corp. ..............................    54,400       5,110,200
  Compass Bankshares, Inc. ......................    33,500       1,465,625
  Mellon Bank Corp. .............................    54,900       3,328,312
  NationsBank Corp. .............................    48,300       2,937,244
  Southtrust Corp. ..............................    30,000       1,903,125
  Washington Mutual, Inc. .......................    61,100       3,898,944
                                                                  ---------
                                                                 25,448,806
                                                                 ----------
Banks (Money Center)--1.6%
  BankAmerica Corp. .............................    79,000       5,767,000
  Citicorp ......................................     9,800       1,239,087
                                                                 ----------
                                                                  7,006,087
                                                                 ----------
Biotechnology--0.2%
  Centocor, Inc. (b) ............................    23,900         794,675
                                                                 ----------
Broadcasting (Television, Radio, & Cable)--0.7%
  Chancellor Media Corp. (b) ....................    40,800       3,044,700
                                                                 ----------
Chemicals (Specialty)--0.4%
  Solutia, Inc. (b) .............................    56,900       1,518,519
                                                                 ----------
Communications Equipment--2.7%
  Ciena Corp. (b) ...............................   101,100       6,179,737
  Lucent Technologies, Inc. .....................    66,500       5,311,688
                                                                -----------
                                                                 11,491,425
                                                                -----------
Computers (Hardware)--4.1%
  International Business Machines Corp. .........   167,200      17,482,850
                                                                -----------
Computers (Networking)--0.9%
  Cisco Systems, Inc. (b) .......................    66,750       3,721,313
                                                                -----------
Computers (Peripherals)--0.4%
  EMC Corp. (b) .................................    60,900       1,670,944
                                                                -----------
Computers (Software & Services)--4.6%
  Adaptec, Inc. (b) .............................   107,900       4,005,788
  BMC Software, Inc. (b) ........................   110,300       7,238,437
  Compuware Corp. (b) ...........................   170,500       5,456,000
  Edwards (J.D.) & Co. (b) ......................    76,800       2,265,600
  Yahoo!, Inc. (b) ..............................     9,300         644,025
                                                                -----------
                                                                 19,609,850
                                                                -----------
Distributors (Food & Health)--0.8%
  Cardinal Health, Inc. .........................    45,000       3,380,625
                                                                -----------
Electrical Equipment--2.0%
  General Electric Co. ..........................   116,700       8,562,862
                                                                -----------
Electronics (Instrumentation)--0.3%
  Linear Technology Corp. .......................    26,000       1,498,250
                                                                -----------
Electronics (Semiconductors)--1.6%
  National Semiconductor Corp. (b) ..............   143,600       3,724,625
  Texas Instruments, Inc. .......................    68,600       3,087,000
                                                                -----------
                                                                  6,811,625
                                                                -----------
Entertainment--1.1%
  Tele-Comm Liberty Media Group (b) .............   127,000       4,603,750
                                                                -----------
Financial (Diversified)--0.9%
  American Express Co. ..........................    42,600       3,802,050
                                                                -----------


                                                   SHARES          VALUE
                                                ----------    --------------
Health Care (Diversified)--2.3%
  Bristol-Myers Squibb Co. .................         42,400     $ 4,012,100
  Warner-Lambert Co. .......................         46,400       5,753,600
                                                                -----------
                                                                  9,765,700
                                                                -----------
Health Care (Drugs-Major Pharmaceuticals)--3.3%
  Lilly (Eli) & Co. ........................         39,600       2,757,150
  Pfizer, Inc. .............................        135,100      10,073,394
  Watson Pharmaceuticals, Inc. (b) .........         43,600       1,414,275
                                                                -----------
                                                                 14,244,819
                                                                -----------
Health Care (Hospital Management)--1.2%
  HBO & Co. ................................        111,600       5,356,800
                                                                -----------
Health Care (Long Term Care)--0.6%
  HEALTHSOUTH Corp. (b) ....................         93,600       2,597,400
                                                                -----------
Health Care (Medical Products & Supplies)--2.4%
  Guidant Corp. ............................         86,200       5,365,950
  Medtronic, Inc. ..........................         91,000       4,760,437
                                                                -----------
                                                                 10,126,387
                                                                -----------
Household Furn. & Appliances--0.8%
  Sunbeam Corp., Inc. ......................         84,300       3,551,138
                                                                -----------
Household Products (Non-Durables)--0.8%
  Colgate-Palmolive Co. ....................         46,300       3,403,050
                                                                -----------
Insurance (Life/Health)--0.6%
  UNUM Corp. ...............................         49,800       2,707,875
                                                                -----------
Insurance (Multi-Line)--1.4%
  Reliastar Financial Corp. ................         10,700         440,706
  Travelers Group, Inc. ....................        101,500       5,468,312
                                                                -----------
                                                                  5,909,018
                                                                -----------
Insurance (Property-Casualty)--1.0%
  Allstate Corp. ...........................         45,200       4,107,550
                                                                -----------
Investment Banking/Brokerage--0.5%
  Merrill Lynch & Co., Inc. ................         30,700       2,239,181
                                                                -----------
Machinery (Diversified)--0.6%
  Deere & Co. ..............................         47,800       2,787,338
                                                                -----------
Manufacturing (Diversified)--2.1%
  Tyco International Ltd. ..................        201,100       9,062,069
                                                                -----------
Oil (Domestic Integrated)--1.3%
  Tosco Corp. ..............................        147,600       5,581,125
                                                                -----------
Oil & Gas (Drilling & Equipment)--6.1%
  BJ Services Co. (b) ......................         43,800       3,150,862
  Cooper Cameron Corp. (b) .................         22,300       1,360,300
  Diamond Offshore Drilling, Inc. ..........         63,600       3,060,750
  Halliburton Co. ..........................        110,700       5,749,481
  Nabors Industries, Inc. (b) ..............         21,000         660,188
  Noble Drilling Corp. (b) .................         50,000       1,531,250
  Rowan Companies, Inc. (b) ................         42,500       1,296,250
  Schlumberger Ltd. ........................         78,100       6,287,050
  Transocean Offshore, Inc. ................         67,000       3,228,562
                                                                -----------
                                                                 26,324,693
                                                                -----------
Oil & Gas (Refining & Marketing)--0.4%
  Santa Fe International Corp. .............         41,200       1,676,325
                                                                -----------
Personal Care--1.6%
  Gillette Co. .............................         68,600       6,890,013
                                                                -----------
Retail (Building Supplies)--1.2%
  Home Depot, Inc. .........................         90,800       5,345,850
                                                                -----------
Retail (Drug Stores)--2.8%
  CVS Corp. ................................         92,200       5,906,563
  Rite Aid Corp. ...........................        101,000       5,927,437
                                                                -----------
                                                                 11,834,000
                                                                -----------


                        See Notes to Financial Statements

                           STRATEGIC ALLOCATION SERIES


                                                        SHARES        VALUE
                                                      ---------- --------------
Retail (Food Chains)--1.6%
  Safeway, Inc. (b) .................................  106,400    $  6,729,800
                                                                  ------------
Retail (General Merchandise)--1.2%
  Borders Group, Inc. (b) ...........................   98,300       3,078,019
  Staples, Inc. (b) .................................   74,800       2,075,700
                                                                  ------------
                                                                     5,153,719
                                                                  ------------
Telecommunications (Cellular/Wireless)--2.0%
  AirTouch Communications, Inc. (b) .................  208,100       8,649,156
                                                                  ------------
Telecommunications (Long Distance)--1.6%
  AT&T Corp. ........................................  108,600       6,651,750
                                                                  ------------
Tobacco--2.4%
  Philip Morris Companies, Inc. .....................  230,400      10,440,000
                                                                  ------------
TOTAL COMMON STOCKS
 (Identified cost $270,878,402) ..............................     291,583,087
                                                                  ------------
FOREIGN COMMON STOCKS--4.2%
Computers (Software & Services)--0.2%
  Baan Company NV (Netherlands) (b) .................   23,500         775,500
                                                                  ------------
Health Care (Drugs--Major Pharmaceuticals)--1.3%
  SmithKline Beecham PLC Sponsored ADR (United
    Kingdom) ........................................  107,200       5,514,100
                                                                  ------------
Health Care (Medical Products & Supplies)--0.4%
  Elan PLC Sponsored ADR (Ireland) (b) ..............   33,300       1,704,544
                                                                  ------------
Household Furn. & Appliances--1.3%
  Philips Electronics NV ADR NY Registered Shares
    (Netherlands) ...................................   96,500       5,838,250
                                                                  ------------
Oil (International Integrated)--1.0%
  Elf Aquitane SA Sponsored ADR (France) ............   74,300       4,355,838
                                                                  ------------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $20,374,337) ...............................      18,188,232
                                                                  ------------
TOTAL LONG-TERM INVESTMENTS--89.5%
 (Identified cost $362,898,185) ..............................     383,768,686
                                                                  ------------


                                                    STANDARD
                                                    & POOR'S       PAR
                                                     RATING       VALUE
                                                  (Unaudited)     (000)           VALUE
                                                 ------------- ---------- ------------------
SHORT-TERM OBLIGATIONS--9.0%
Commercial Paper--8.3%
  Kimberly-Clark Corp. 5.95%, 1/6/98 ........... A-1+           $ 2,500     $    2,497,934
  Exxon Imperial U.S., Inc. 6%, 1/7/98 ......... A-1+             3,575          3,571,425
  Greenwich Funding Corp. 5.91%,
    1/9/98 ..................................... A-1+             2,040          2,037,321
  BellSouth Telecommunications, Inc.
    5.95%, 1/12/98 ............................. A-1+             3,100          3,094,364
  Exxon Imperial U.S., Inc. 5.82%,
    1/13/98 .................................... A-1+             3,125          3,118,938
  Receivables Capital Corp. 6.10%,
    1/16/98 .................................... A-1+             2,625          2,618,328
  Coca-Cola Co. 5.75%, 1/21/98 ................. A-1+               700            697,764
  Receivables Capital Corp. 6.15%,
    1/23/98 .................................... A-1+             3,655          3,641,263
  Greenwich Funding Corp. 5.65%,
    1/26/98 .................................... A-1+             3,165          3,152,414
  Goldman Sachs & Co. 5.85%, 1/30/98 ........... A-1+             1,715          1,706,918
  Corporate Asset Funding Co. 5.61%,
    2/5/98 ..................................... A-1+             1,500          1,491,687
  Procter & Gamble Co. 5.63%, 2/11/98 .......... A-1+             3,000          2,980,764
  Preferred Receivables Funding Corp.
    5.53%, 2/23/98 ............................. A-1                110            109,073
  General Re Corp. 5.75%, 3/20/98 .............. A-1+             3,000          2,962,939
  CXC, Inc. 5.75%, 3/23/98 ..................... A-1+             2,000          1,974,580
                                                                            --------------
                                                                                35,655,712
                                                                            --------------
Federal Agency Securities--0.7%
  FHLMC 5.63%, 2/18/98 .....................................      3,068          3,044,970
                                                                            --------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $38,700,243).........................................         38,700,682
                                                                            --------------
TOTAL INVESTMENTS--98.5%
 (Identified cost $401,598,428)........................................        422,469,368(a)
  Cash and receivables, less liabilities--1.5% ........................          6,532,748
                                                                            --------------
NET ASSETS--100.0% ....................................................      $ 429,002,116
                                                                            ==============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $32,052,551 and gross depreciation of $11,596,384 for income tax purposes. At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $402,013,201.
(b) Non-income producing.
(c) As rated by Moody's, Fitch or Duff & Phelps.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, these securities amounted to a value of $4,663,320 or 1.1% of net assets.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.


                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997


Assets
Investment securities at value (Identified cost $401,598,428) ........................    $422,469,368
Cash .................................................................................       2,671,147
Receivables
 Investment securities sold ..........................................................       8,005,713
 Interest and dividends ..............................................................       1,211,407
 Fund shares sold ....................................................................          66,797
                                                                                         -------------
  Total assets .......................................................................     434,424,432
                                                                                         -------------
Liabilities
Payables
 Investment securities purchased .....................................................       5,036,512
 Investment advisory fee .............................................................         207,000
 Financial agent fee .................................................................          21,424
 Trustees' fee .......................................................................           4,203
 Accrued expenses ....................................................................         153,177
                                                                                         -------------
  Total liabilities ..................................................................       5,422,316
                                                                                         -------------
Net Assets ...........................................................................    $429,002,116
                                                                                         =============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest ....................................    $392,783,577
 Undistributed net investment income .................................................          32,496
 Accumulated net realized gain .......................................................      15,315,103
 Net unrealized appreciation .........................................................      20,870,940
                                                                                         -------------
Net Assets ...........................................................................    $429,002,116
                                                                                         =============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .....      30,382,459
                                                                                         =============
Net asset value and offering price per share .........................................          $14.12
                                                                                         =============


STATEMENT OF OPERATIONS
For the year ended December 31, 1997

Investment Income
 Interest ................................................................     $ 8,529,705
 Dividends ...............................................................       2,774,712
                                                                               -----------
  Total investment income ................................................      11,304,417
                                                                               -----------
Expenses
 Investment advisory fee .................................................       2,344,369
 Financial agent fee .....................................................         242,113
 Printing ................................................................         106,007
 Custodian ...............................................................          91,588
 Professional ............................................................          27,532
 Trustees ................................................................          20,780
 Miscellaneous ...........................................................          29,418
                                                                               -----------
  Total expenses .........................................................       2,861,807
                                                                               -----------
Net investment income ....................................................       8,442,610
                                                                               -----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities .........................................      63,866,811
 Net realized loss on written options ....................................        (233,706)
 Net realized gain on foreign currency transactions ......................           5,916
 Net change in unrealized appreciation (depreciation) on investments .....       3,449,569
                                                                               -----------
Net gain on investments ..................................................      67,088,590
                                                                               -----------
Net increase in net assets resulting from operations .....................     $75,531,200
                                                                               ===========


                       See Notes to Financial Statements

                           STRATEGIC ALLOCATION SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         Year Ended         Year Ended
                                                                                     December 31, 1997   December 31, 1996
                                                                                    ------------------- ------------------
From Operations
 Net investment income ............................................................     $  8,442,610       $  8,315,276
 Net realized gain ................................................................       63,639,021         25,851,907
 Net change in unrealized appreciation (depreciation) .............................        3,449,569         (2,475,007)
                                                                                       -------------      -------------
 Net increase in net assets resulting from operations .............................       75,531,200         31,692,176
                                                                                       -------------      -------------
From Distributions to Shareholders
 Net investment income ............................................................       (8,832,503)        (7,996,685)
 Net realized gains ...............................................................      (52,948,379)       (23,234,158)
                                                                                       -------------      -------------
 Decrease in net assets from distributions to shareholders ........................      (61,780,882)       (31,230,843)
                                                                                       -------------      -------------
From Share Transactions
 Proceeds from sales of shares (3,408,140 and 4,387,120 shares, respectively) .....       50,911,029         61,269,234
 Net asset value of shares issued from reinvestment of distributions
  (4,363,884 and 2,254,196 shares, respectively) ..................................       61,780,882         31,230,843
 Cost of shares repurchased (4,807,163 and 5,175,253 shares, respectively) ........      (71,683,788)       (72,555,884)
                                                                                       -------------      -------------
 Increase in net assets from share transactions ...................................       41,008,123         19,944,193
                                                                                       -------------      -------------
 Net increase in net assets .......................................................       54,758,441         20,405,526
Net Assets
 Beginning of period ..............................................................      374,243,675        353,838,149
                                                                                       -------------      -------------
 End of period (including undistributed net investment income of $32,496
  and $414,865, respectively) .....................................................     $429,002,116       $374,243,675
                                                                                       =============      =============


FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)


                             Year Ended December 31,
                                    1997 1996
                                                   ------------ ------------
Net asset value, beginning of period .............   $13.65       $13.63
Income from investment operations
 Net investment income ...........................     0.32         0.32
 Net realized and unrealized gain (loss) .........     2.46         0.91
                                                     --------     --------
  Total from investment operations ...............     2.78         1.23
                                                     --------     --------
Less distributions
 Dividends from net investment income ............    (0.33)       (0.31)
 Dividends from net realized gains ...............    (1.98)       (0.90)
                                                    ---------    ---------
  Total distributions ............................    (2.31)       (1.21)
                                                    ---------    ---------
Change in net asset value ........................     0.47         0.02
                                                    ---------    ---------
Net asset value, end of period ...................   $14.12       $13.65
                                                    =========    =========
Total return .....................................    20.73%        9.05%
Ratios/supplemental data:
Net assets, end of period (thousands) ............ $429,002    $ 374,244
Ratio to average net assets of:
 Operating expenses ..............................     0.71%        0.70%
 Net investment income ...........................     2.09%        2.26%
Portfolio turnover rate ..........................      368%         287%
Average commission rate paid(4) ..................  $0.0547    $  0.0530

                                                                   Year Ended December 31,
                                                         1995                1994                1993
                                                   ---------------- ---------------------- ----------------
Net asset value, beginning of period .............       $12.68              $13.71              $12.86
Income from investment operations
 Net investment income ...........................         0.45                0.36(1)(3)          0.23(3)
 Net realized and unrealized gain (loss) .........         1.84               (0.56)               1.17
                                                      ---------         --------------        ------------
  Total from investment operations ...............         2.29               (0.20)               1.40
                                                      ---------         --------------        ------------
Less distributions
 Dividends from net investment income ............        (0.45)              (0.37)              (0.23)
 Dividends from net realized gains ...............        (0.89)              (0.46)              (0.32)
                                                      ---------         --------------        ------------
  Total distributions ............................        (1.34)              (0.83)              (0.55)
                                                      ---------         --------------        ------------
Change in net asset value ........................         0.95               (1.03)               0.85
                                                      ---------         --------------        ------------
Net asset value, end of period ...................       $13.63              $12.68              $13.71
                                                      =========         ==============        ============
Total return .....................................        18.22%              (1.45)%             11.02%
Ratios/supplemental data:
Net assets, end of period (thousands) ............     $353,838            $289,083            $256,011
Ratio to average net assets of:
 Operating expenses ..............................         0.67%(2)            0.74%               0.74%
 Net investment income ...........................         3.28%               2.71%               1.82%
Portfolio turnover rate ..........................          170%                220%                269%
Average commission rate paid(4) ..................          N/A                 N/A                  N/A

(1) Includes reimbursement of operating expenses by investment adviser of $0.001 per share.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                       See Notes to Financial Statements

                              INTERNATIONAL SERIES

INVESTOR PROFILE

     Phoenix International Series is designed for long-term investors seeking potentially higher returns and greater diversification. Investors should note that foreign investments pose added risks, such as currency fluctuation, less public information and political and economic uncertainty.


INVESTMENT REVIEW

     The Fund returned 12.04% for the year ended December 31, 1997 compared with 1.78% for the MSCI EAFE Index and 5.44% for the Lipper International average for 421 funds. The Fund ranked in the 17th percentile of its mutual fund peer group for the year according to Lipper Analytics, Inc. and in the variable annuity peer group category, the Fund ranked in the 12th, 19th, and 11th percentiles for the one-, three- and five-year periods, respectively. All performance figures are stated in U.S. dollars, assume reinvestment of dividends and exclude the effect of sales charges. The MSCI total return figures are net of foreign withholding taxes.

     The Fund benefited from its overweighted positions in Europe and Latin America as well as currency hedges in the first part of the year. Performance was also helped by our small exposure to Japan and almost none to the rest of Asia.

     Within the EAFE Index, there was great divergence in returns among regions. Europe produced the best regional performance, gaining 23.80% when measured in U.S. dollars and 37.97% in local currency. Within Europe, Denmark, Germany, Italy, the Netherlands, Spain and Switzerland all gained more than 40%, with Portugal (which recently joined the core MSCI Europe Index) up an impressive 74.72% in local terms. France was up 30.08%, and the UK rose 27.54% in local currencies.

     Dragging down the EAFE index this year was the Far East region. Japan declined 23.67%; Hong Kong fell 23.29%; Malaysia dropped 68.26%. The entire region will continue to suffer from a lack of confidence until the extent of the bad debt problem is realized, and policies to reform the structural imbalances of the banking systems are put into place.

     Latin America, as well as some of the emerging markets of Europe and the Middle East, were the success stories of the past 12 months. The Fund's above-average exposure to Latin America has been additive to performance with the exception of November when turmoil in Asia spilled over into South America.


OUTLOOK

     We expect continued economic recovery in Europe, coupled with relatively low interest rates, to be helpful to stock markets in the months ahead. The longer-term trends of growth in the service sector, the application of technology and growth in financial services will continue to be well represented in the Fund.

     In Latin America, privatization and structural reform will help the telecommunications and electric utilities industries to become more efficient, and to meet future competition. We remain optimistic as to the long-term prospects for the region, particularly Brazil.

     In Japan, there are hopes for further fiscal stimulus later in the year, but major tax reform does not seem imminent. We expect to maintain minimal exposure until we see signs of change. In Asia, we need to see governments enacting changes in the law to make a cleaner, clearer financial system in order to have confidence that the existing problems are being resolved. When clear action starts to be taken, the markets will have a basis upon which to rebuild confidence in the region.

                              INTERNATIONAL SERIES


[TABULAR REPRESENTATION OF LINE CHART]

                                                                  MSCI EAFE
            International Series      MSCI EAFE Index*         excluding Japan

5/1/90          $10,000                   $10,000                  $10,000
12/31/90          9,190                     9,618                   10,014
12/31/91         10,997                    10,785                   11,608
12/31/92          9,589                     9,472                   11,270
12/31/93         13,274                    12,556                   15,498
12/31/94         13,278                    13,533                   15,379
12/31/95         14,552                    15,049                   18,541
12/31/96         17,265                    15,960                   22,514
12/31/97         19,344                    16,243                   25,891



   Average Annual Total Returns for Periods Ending 12/31/97
                                                                    From
                                                                  Inception
                                                                  5/1/90 to
                                          1 Year       5 Years    12/31/97
   ----------------------------------------------------------------------------
   International Series                   12.04%        15.07%        8.98%
   ----------------------------------------------------------------------------
   MSCI EAFE Index*                        1.78%        11.39%        6.53%
   ----------------------------------------------------------------------------


This chart assumes an initial gross investment of $10,000 made on 5/1/90 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

*The Morgan Stanley Capital International EAFE Index is an unmanaged but commonly used measure of foreign stock fund performance which includes net dividends reinvested. Total return figures are net of foreign withholding taxes. The EAFE index is an aggregate of 19 individual country indexes in Europe, Australia, New Zealand and the Far East.



                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



                                                        SHARES         VALUE
                                                        -------        -----
FOREIGN COMMON STOCKS--95.8%
Argentina--1.9%
  Banco de Galicia y Buenos Aires SA de C.V.
    Sponsored ADR (Banks) ........................      69,000      $1,776,750
  Telefonica de Argentina SA Sponsored ADR
    (Utility--Telephone) .........................      52,650       1,961,213
                                                                    ----------
                                                                     3,737,963
                                                                    ----------
Australia--0.6%
  Westpac Banking Corporation Ltd. (Banks) .......     176,000       1,125,703
                                                                    ----------
Brazil--1.1%
  Telebras Sponsored ADR (Utility--Telephone).....      17,900       2,084,231
                                                                    ----------
Canada--3.5%
  Bank of Montreal (Banks) .......................      49,200       2,178,071
  Northern Telecom Ltd. (Communications
    Equipment) ...................................      52,400       4,655,947
                                                                    ----------
                                                                     6,834,018
                                                                    ----------
Finland--1.2%
  Raision Tehtaat Oy (Foods) .....................      19,700       2,340,673
                                                                    ----------
France--9.9%
  Alcatel Alsthom (Communications
    Equipment) ...................................      26,100       3,319,010
  Axa-UAP (Insurance (Multi-Line)) ...............      33,369       2,583,188


                                                        SHARES        VALUE
                                                        ------       --------
France--continued
  Banque Nationale de Paris (Banks) ..............      44,000      $2,339,772
  Coflexip SA (Oil & Gas (Drilling &
    Equipment)) ..................................      13,800       1,525,483
  GrandVision (Retail) ...........................      23,200         954,872
  Rhone-Poulenc (Healthcare (Diversified)) .......      43,800       1,962,911
  Societe Generale (Banks) .......................      14,200       1,935,570
  Total SA (Oil (Integrated)) ....................      42,500       4,627,398
                                                                    ----------
                                                                    19,248,204
                                                                    ----------
Germany--4.2%
  Adidas AG (Textiles (Apparel)) .................      20,350       2,677,870
  Deutsche Lufthansa AG Registered Shares
    (Airlines) ...................................     152,150       2,919,452
  Muenchener Rueckversicherungs-Gesellschaft
    AG (Insurance (Reinsurance)) .................       6,600       2,488,765
                                                                    ----------
                                                                     8,086,087
                                                                    ----------
Hong Kong--0.0%
  Henderson China Holding Ltd. (Real Estate) .....         828             663
                                                                    ----------
Hungary--0.7%
  Matav Rt. Sponsored ADR (Utility--
    Telephone) (b) ...............................      50,200       1,305,200
                                                                     ----------
Ireland--0.5%
  Elan Corp. PLC Sponsored ADR (Health Care
    (Diversified)) (b) ...........................      19,315          988,687
                                                                     ----------


                       See Notes to Financial Statements

                              INTERNATIONAL SERIES


                                                          SHARES        VALUE
                                                          -------      ---------
Italy--7.2%
  Banca Fideuram SPA (Financial (Diversified)).......     249,900    $ 1,094,728
  Ericsson SPA (Communications Equipment) ...........      42,000      1,833,941
  Istituto Mobiliare Italiano SPA (Banks) ...........     179,100      2,127,323
  La Fondiaria Assicurazioni (Insurance
    (Multi-Line)) (b) ...............................     221,700      1,191,264
  Mediolanum SPA (Financial (Diversified)) ..........      84,000      1,582,130
  Telecom Italia Mobile RNC
    (Telecommunications (Cellular/
    Wireless))(b) ...................................     406,000      1,155,082
  Telecom Italia Mobile SPA
    (Telecommunications (Cellular/Wireless)) ........     600,000      2,770,933
  Telecom Italia SPA (Utility--Telephone) ...........     356,000      2,275,344
                                                                     -----------
                                                                      14,030,745
                                                                     -----------
Japan--1.0%
  Credit Saison Co. Ltd. (Consumer Credit) ..........      22,700        562,171
  Nintendo Co. Ltd. (Leisure Time (Products)) .......       9,000        886,011
  Sankyo Co. Ltd. (Health Care (Drugs--Major
    Pharmaceuticals)) ...............................      18,000        408,395
                                                                     -----------
                                                                       1,856,577
                                                                     -----------
Mexico--5.3%
  Cemex SA de C.V. (Building Materials) (b) .........     185,000        982,163
  Coca-Cola Femsa SA Sponsored ADR
    (Beverages (Non-Alcoholic)) (c) .................      36,600      2,122,800
  Grupo Financiero Bancomer SA de C.V.
    (Banks) (b) .....................................   1,560,000      1,013,967
  Grupo Televisa SA Sponsored GDR
    (Publishing, Broadcasting & Printing) (b) .......      76,100      2,944,118
  Telefonos de Mexico SA Sponsored ADR
    (Utility--Telephone) ............................      56,700      3,178,744
                                                                     -----------
                                                                      10,241,792
                                                                     -----------
Netherlands--9.3%
  Benckiser NV Class B (Cosmetics &
    Soaps) (b) ......................................      28,000      1,158,840
  Getronics NV (Computers (Software &
    Services)) ......................................      85,500      2,724,596
  IHC Caland NV (Oil & Gas (Drilling &
    Equipment)) .....................................      37,700      1,956,413
  ING Groep NV (Financial (Diversified)) ............      68,000      2,864,641
  Oce NV (Office Equipment & Supplies) ..............      15,300      1,667,966
  VNU-Verenigde Bezit (Publishing) ..................     131,800      3,718,903
  Vendex International NV (Retail (General
    Merchandise)) ...................................      72,800      4,018,508
                                                                     -----------
                                                                      18,109,867
                                                                     -----------
Norway--0.6%
  Smedvig ASA A Shares (Oil Service) ................      56,200      1,189,241
                                                                     -----------
Poland--0.5%
  Amica Wronki SA (Manufacturing (Consumer
    Durables)) (b) ..................................      58,700       999,177
                                                                      ----------
Portugal--3.0%
  Brisa-Auto Estradas de Portugal SA (Utility--
    Toll Road) (b) ..................................       4,400        157,792
  Portugal Telecom SA (Utility--Telephone) ..........      58,400      2,712,816
  Telecel-Comunicacoes Pessoais SA
    (Telecommunications(Cellular/Wireless)) (b) .....      26,700      2,847,990
                                                                     -----------
                                                                       5,718,598
                                                                     -----------
Spain--4.7%
  Banco Santander SA (Banks) ........................      73,600      2,457,914
  Dragados & Construcciones SA
    (Construction) ..................................      47,500      1,011,299


                                                        SHARES          VALUE
                                                       --------       ----------
  Tabacalera SA (Tobacco) ...........................      33,000    $ 2,673,942
  Telefonica de Espana (Utility--Telephone) .........     107,300      3,062,387
                                                                     -----------
                                                                       9,205,542
                                                                     -----------
Sweden--0.5%
  Biora AB (Health Care (Medical Products &
    Supplies)) (b) ..................................      50,000        516,744
  Biora AB Sponsored ADR (Health Care
    (Medical Products & Supplies)) (b) ..............      19,000        394,250
                                                                     -----------
                                                                         910,994
                                                                     -----------
Switzerland--13.4%
  Ares-Serono Group Bearer Shares (Health
    Care (Diversified)) .............................       1,890      3,123,003
  Ciba Specialty Chemicals AG Registered
    Shares (Chemicals (Specialty)) (b) ..............      20,500      2,445,663
  Credit Suisse Group Registered Shares
    (Financial (Diversified)) .......................      21,400      3,316,010
  Novartis AG Registered Shares (Health Care
    (Drugs--Major Pharmaceuticals)) .................       4,010      6,516,078
  Roche Holding AG (Health Care (Diversified)).......         210      2,088,481
  Schweizerische Lebensversicherungs
    (Insurance (Life/Health)) .......................       4,550      3,578,231
  Zurich Versicherungs-Gesellschaft Registered
    Shares (Financial (Diversified)) ................      10,510      5,015,399
                                                                     -----------
                                                                      26,082,865
                                                                     -----------
United Kingdom--26.7%
  British Aerospace PLC (Aerospace/Defense) .........     155,500      4,454,920
  British Petroleum Co. PLC (Oil (Integrated)) ......     245,500      3,233,878
  British Petroleum Co. PLC Sponsored ADR
    (Oil (Integrated)) ..............................       9,000        717,188
  Compass Group PLC (Services (Catering)) ...........     194,000      2,375,119
  GKN PLC (Engineering) .............................     117,000      2,400,839
  Glaxo Wellcome PLC (Health Care) (Drugs--
    Major Pharmaceuticals)) .........................      90,580      2,143,394
  Granada Group PLC (Leisure Time
    (Products)) .....................................      80,000      1,233,503
  Kingfisher PLC (Retail (General
    Merchandise)) ...................................      66,800        932,144
  Legal & General Group PLC (Insurance (Life))            370,000      3,196,478
  Lloyds TSB Group PLC (Financial
    (Diversified)) ..................................     471,600      6,099,681
  Misys PLC (Computers (Software &
    Services)) ......................................      54,200      1,632,154
  Next PLC (Retail (General Merchandise)) ...........     337,000      3,837,486
  Norwich Union PLC (Insurance
    (Life/Health)) (b) ..............................     190,000      1,167,764
  Rentokil Initial PLC (Business Services) ..........     544,000      2,408,030
  Shell Transport & Trading Co. PLC (Oil
    (Integrated)) ...................................     459,000      3,334,680
  Siebe PLC (Electrical Equipment) ..................     120,000      2,251,111
  SmithKline Beecham PLC (Health Care
    (Drugs--Major Pharmaceuticals)) .................     201,220      2,071,139
  Stagecoach Holdings PLC (Transportation) ..........     142,700      1,970,138
  Vodafone Group PLC (Telecommunications
    (Cellular/Wireless)) ............................     368,200      2,687,127
  WPP Group PLC (Services (Advertising/
    Marketing)) .....................................     421,500      1,869,249
  Williams PLC (Manufacturing (Fire Safety/
    Security Products)) .............................     324,100      1,791,963
                                                                     -----------
                                                                      51,807,985
                                                                     -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $156,761,584) ................................    185,904,812
                                                                     -----------


                        See Notes to Financial Statements

                             INTERNATIONAL SERIES

                                                SHARES         VALUE
                                               --------   --------------
PREFERRED STOCKS--2.8%
Germany
  SAP AG-Vorzug Pfd. (Computers (Software &
    Services)) .............................   16,800      $  5,498,776
                                                           ------------
TOTAL PREFERRED STOCKS
  (Identified cost $4,087,384) ......................         5,498,776
                                                           ------------
WARRANTS--0.2%
France
  Rhone-Poulenc Warrant (Health Care
    (Diversified)) (b) .....................   90,300           310,717
                                                           ------------
TOTAL WARRANTS
  (Identified cost $296,963) ........................           310,717
                                                           ------------
TOTAL LONG-TERM INVESTMENTS--98.8%
  (Identified cost $161,145,931).....................       191,714,305
                                                           ------------


                                        STANDARD
                                        & POOR'S      PAR
                                         RATING      VALUE
                                      (Unaudited)    (000)           VALUE
                                     ------------- ---------    --------------
SHORT-TERM OBLIGATIONS--1.0%
Commercial Paper--0.5%
  Enterprise Funding Corp.
    5.73%, 2/25/98 ................. A-1+           $1,000       $    991,326
                                                                 ------------
Federal Agency Securities--0.5%
  Federal Home Loan Banks 5.80%,
    1/2/98 .........................                 1,065          1,064,828
                                                                 ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $2,056,074)............................          2,056,154
                                                                 ------------
TOTAL INVESTMENTS--99.8%
  (Identified cost $163,202,005) .........................        193,770,459(a)
  Cash and receivables, less liabilities--0.2% ...........            338,016
                                                                 ------------
NET ASSETS--100.0% .......................................       $194,108,475
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $32,223,415 and gross depreciation of $3,242,545 for income tax purposes. At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $164,789,589.
(b) Non-income producing.
(c) All or a portion segregated as collateral.


                       See Notes to Financial Statements

                             INTERNATIONAL SERIES

                            INDUSTRY DIVERSIFICATION
                       As a Percentage of Total Value of
                          Total Long-Term Investments
                                  (Unaudited)


    Aerospace/Defense .....................................     2.3%
    Airlines ..............................................     1.5
    Banks .................................................     7.8
    Beverages (Non-Alcoholic) .............................     1.1
    Building Materials ....................................     0.5
    Business Services .....................................     1.3
    Chemicals (Specialty) .................................     1.3
    Communications Equipment ..............................     5.1
    Computers (Software & Services) .......................     5.1
    Construction ..........................................     0.5
    Consumer Credit .......................................     0.3
    Cosmetics & Soaps .....................................     0.6
    Electrical Equipment ..................................     1.2
    Engineering ...........................................     1.3
    Financial (Diversified) ...............................    10.4
    Foods .................................................     1.2
    Health Care (Diversified) .............................     4.4
    Health Care (Drugs--Major Pharmaceuticals) ............     5.8
    Health Care (Medical Products & Supplies) .............     0.5
    Insurance (Life) ......................................     1.7
    Insurance (Life/Health) ...............................     2.5
    Insurance (Multi-Line) ................................     2.0
    Insurance (Reinsurance) ...............................     1.3
    Leisure Time (Products) ...............................     1.1
    Manufacturing (Consumer Durables) .....................     0.5
    Manufacturing (Fire Safety/Security Products) .........     0.9
    Office Equipment & Supplies ...........................     0.9
    Oil (Integrated) ......................................     6.2
    Oil Service ...........................................     0.6
    Oil & Gas (Drilling & Equipment) ......................     1.8
    Publishing ............................................     2.0
    Publishing, Broadcasting & Printing ...................     1.5
    Real Estate............................................     0.0
    Retail ................................................     0.5
    Retail (General Merchandise) ..........................     4.6
    Services (Catering) ...................................     1.2
    Services (Advertising/Marketing) ......................     1.0
    Telecommunications(Cellular/Wireless) .................     4.9
    Textiles (Apparel) ....................................     1.4
    Tobacco ...............................................     1.4
    Transportation ........................................     1.0
    Utility--Telephone ....................................     8.7
    Utility--Toll Road ....................................     0.1
                                                              -----
                                                              100.0%
                                                              =====


                        See Notes to Financial Statements

                              INTERNATIONAL SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997


Assets
Investment securities at value (Identified cost $163,202,005) .....................    $193,770,459
Foreign currency at value (Identified cost $2,639) ................................           7,130
Cash ..............................................................................           3,017
Receivables
 Dividends and interest ...........................................................         103,367
 Investment securities sold .......................................................         234,223
 Tax reclaim ......................................................................          69,611
 Net unrealized appreciation on forward currency contracts ........................         398,807
                                                                                       ------------
  Total assets ....................................................................     194,586,614
                                                                                       ------------
Liabilities
Payables
 Investment securities purchased ..................................................           5,981
 Fund shares repurchased ..........................................................         126,217
 Custodian fee ....................................................................         128,949
 Investment advisory fee ..........................................................         121,142
 Financial agent fee ..............................................................           9,241
 Trustees' fee ....................................................................           2,158
 Accrued expenses .................................................................          84,451
                                                                                       ------------
  Total liabilities ...............................................................         478,139
                                                                                       ------------
Net Assets ........................................................................    $194,108,475
                                                                                       ============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest .................................    $163,223,980
 Accumulated net investment loss ..................................................      (1,443,875)
 Accumulated net realized gain ....................................................       1,363,801
 Net unrealized appreciation ......................................................      30,964,569
                                                                                       ------------
Net Assets ........................................................................    $194,108,475
                                                                                       ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ..      13,356,879
                                                                                       ============
Net asset value and offering price per share ......................................          $14.53
                                                                                       ============


STATEMENT OF OPERATIONS
For the year ended December 31, 1997


Investment Income
 Dividends ..............................................................................    $  2,488,729
 Interest ...............................................................................       1,051,955
 Foreign taxes withheld .................................................................        (233,017)
                                                                                             ------------
  Total investment income ...............................................................       3,307,667
                                                                                             ------------
Expenses
 Investment advisory fee ................................................................       1,434,773
 Financial agent fee ....................................................................         114,782
 Custodian ..............................................................................         239,772
 Printing ...............................................................................          65,961
 Professional ...........................................................................          30,539
 Trustees ...............................................................................          20,478
 Miscellaneous ..........................................................................          28,902
                                                                                             ------------
  Total expenses ........................................................................       1,935,207
                                                                                             ------------
Net investment income ...................................................................       1,372,460
                                                                                             ------------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities ........................................................      16,403,468
 Net realized loss on foreign currency transactions .....................................      (2,521,930)
 Net change in unrealized appreciation (depreciation) on investments ....................       6,575,085
 Net change in unrealized appreciation (depreciation) on foreign currency and
  foreign currency transactions                                                              ------------
                                                                                                 (676,642)
Net gain on investments .................................................................      19,779,981
                                                                                             ------------
Net increase in net assets resulting from operations ....................................    $ 21,152,441
                                                                                             ============


                       See Notes to Financial Statements

                              INTERNATIONAL SERIES


STATEMENT OF CHANGES IN NET ASSETS


                                                                                             Year Ended         Year Ended
                                                                                         December 31, 1997   December 31, 1996
                                                                                        ------------------- ------------------
From Operations
 Net investment income ................................................................    $   1,372,460      $   1,238,905
 Net realized gain ....................................................................       13,881,538         12,048,984
 Net change in unrealized appreciation (depreciation) .................................        5,898,443         13,071,593
                                                                                           -------------      -------------
 Net increase in net assets resulting from operations .................................       21,152,441         26,359,482
                                                                                           -------------      -------------
From Distributions to Shareholders
 Net investment income ................................................................       (2,638,818)        (2,156,537)
 Net realized gains ...................................................................      (18,496,435)        (3,811,548)
 In excess of net investment income ...................................................               --           (272,380)
 In excess of accumulated net realized gains ..........................................         (204,295)                --
                                                                                           -------------      -------------
 Decrease in net assets from distributions to shareholders ............................      (21,339,548)        (6,240,465)
                                                                                           -------------      -------------
From Share Transactions
 Proceeds from sales of shares (3,308,827 and 3,516,722 shares, respectively) .........       50,646,953         48,544,295
 Net asset value of shares issued from reinvestment of distributions (1,433,541 and 435,075
  shares, respectively) ...............................................................       21,339,548          6,240,465
 Cost of shares repurchased (3,280,469 and 2,645,302 shares, respectively) ............      (50,358,574)       (36,690,696)
                                                                                           -------------      -------------
 Increase in net assets from share transactions .......................................       21,627,927         18,094,064
                                                                                           -------------      -------------
 Net increase in net assets ...........................................................       21,440,820         38,213,081
Net Assets
 Beginning of period ..................................................................      172,667,655        134,454,574
                                                                                           -------------      -------------
 End of period (including accumulated net investment loss and undistributed net
 investment income of ($1,443,875) and $1,390,579, respectively) ......................    $ 194,108,475      $ 172,667,655
                                                                                           =============      =============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding through the indicated period)


                                                        Year Ended December 31,
                                                         1997             1996
                                                   ---------------- ------------
Net asset value, beginning of period .............     $14.52            $12.70
Income from investment operations
 Net investment income ...........................       0.12(3)           0.11(3)
 Net realized and unrealized gain (loss) .........       1.61              2.25
                                                      --------         ---------
  Total from investment operations ...............       1.73              2.36
                                                      --------         ---------
Less distributions
 Dividends from net investment income ............      (0.22)            (0.19)
 Dividends from net realized gains ...............      (1.50)            (0.33)
 In excess of net investment income ..............         --             (0.02)
                                                      --------         ---------
  Total distributions ............................      (1.72)            (0.54)
                                                      --------         ---------
Change in net asset value ........................       0.01              1.82
                                                      --------         ---------
Net asset value, end of period ...................     $14.53            $14.52
                                                     =========        ==========
Total return .....................................      12.04%            18.65%
Ratio/supplemental data:
Net assets, end of period (thousands) ............   $194,108          $172,668
Ratio to average of net assets of:
 Operating expenses ..............................       1.01%             1.04%
 Net investment income ...........................       0.72%             0.80%
Portfolio turnover rate ..........................        184%              142%
Average commission rate paid(2) ..................    $0.0181           $0.0213

                                                                   Year Ended December 31,
                                                         1995             1994                1993
                                                   ---------------- ---------------- --------------------
Net asset value, beginning of period .............       $11.85           $12.21           $8.82
Income from investment operations
 Net investment income ...........................         0.12(3)          0.08(3)         0.07(1)(3)
 Net realized and unrealized gain (loss) .........         1.02            (0.07)           3.32
                                                      ----------       ----------        --------
  Total from investment operations ...............         1.14             0.01            3.39
                                                      ----------       ----------        --------
Less distributions
 Dividends from net investment income ............        (0.04)           (0.03)             --
 Dividends from net realized gains ...............        (0.25)           (0.34)             --
 In excess of net investment income ..............           --               --              --
                                                      ----------     ------------        --------
  Total distributions ............................        (0.29)           (0.37)             --
                                                      ----------     ------------        --------
Change in net asset value ........................         0.85            (0.36)           3.39
                                                      ----------       ----------        --------
Net asset value, end of period ...................       $12.70           $11.85          $12.21
                                                      ==========       ==========        ========
Total return .....................................         9.59%            0.03%          38.44%
Ratio/supplemental data:
Net assets, end of period (thousands) ............     $134,455         $134,627         $61,242
Ratio to average of net assets of:
 Operating expenses ..............................         1.07%            1.10%           1.15%
 Net investment income ...........................         0.95%            0.64%           0.49%
Portfolio turnover rate ..........................          249%             172%            193%
Average commission rate paid(2) ..................          N/A              N/A             N/A

(1) Includes reimbursement of operating expenses by investment adviser of $0.05.
(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(3) Computed using average shares outstanding.


                       See Notes to Financial Statements

                                BALANCED SERIES

INVESTOR PROFILE

     Phoenix Balanced Series is designed for investors seeking long-term capital and current income from a balanced investment in stocks, bonds and cash.


INVESTMENT REVIEW

     For the 12 months ended December 31, 1997, the Fund and its benchmark returned 17.93% and 21.95%, respectively. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     Despite increased volatility in the fourth quarter, 1997 was another good year for U.S. investors. In fact, the Dow Jones Industrial Average ended the year at more than 10 times its 1982 low. Overseas, however, the picture was not as bright: high jobless rates continued in Europe, turmoil continues in the Middle East and Latin America is recovering slowly. The surprise was the collapse of many markets in the Asia-Pacific region. While it will be some time before we see the real impact of the Asian problems on the earnings of domestic and global companies, the U.S. market reacted to the uncertainty with a violent rotation to defensive issues. The strongest sectors in the fourth quarter were communication services, utilities and consumer staples--slow but steady growers.

     Positive contributors to overall results during 1997 included strong stock selection in the consumer staples, energy and capital goods sectors, in addition to our modest overweighting in the strongly performing financial services sector. With interest rates trending downward since mid-April, our decision to raise the average duration of the portfolio's bond holdings also boosted returns. Areas which held back performance during this period included the relative underperformance of some of our technology and health-care holdings as well as an underweighted position in communication services.


OUTLOOK

     While our long-term outlook remains constructive, there are more reasons than ever to maintain a cautious investment posture. On the positive side, the economy continues to grow at a healthy, sustainable pace; inflation remains benign; and the overall outlook for corporate earnings is still upbeat. On the other hand, analysts' estimates for 1998 earnings are probably too high, and we believe that the frequency of earnings disappointments will increase.

     Our stock selection continues to focus on firms that possess above-average earnings growth potential, superior management and global opportunities outside Asia. We expect interest rates to continue to trend down and would not be surprised if the Fed actually cut rates during the year, which would partially offset the negative impact of slightly slower earnings growth on equity prices. While the Asian "meltdown" introduces a new element of uncertainty in the outlook for the financial markets, we do not believe the real impact will be great. Health-care, financial services and technology continue to be the sectors in which we have the greatest confidence for exceptional long-term growth.

                                BALANCED SERIES


[TABULAR REPRESENTATION OF LINE CHART]


             Balanced Benchmark*   Balanced Series

5/1/92           $10,000              $10,000
12/31/92          10,712               10,972
12/31/93          11,702               11,912
12/31/94          11,725               11,579
12/31/95          14,917               14,274
12/31/96          17,056               15,782
12/31/97          20,800               18,612



     Average Annual Total Returns for Periods Ending 12/31/97
                                                                      From
                                                                    Inception
                                                                    5/1/92 to
                                         1 Year       5 Years       12/31/97
     ---------------------------------------------------------------------------
     Balanced Series                       17.93%        11.15%       11.58%
     ---------------------------------------------------------------------------
     Balanced Benchmark*                   21.95%        14.19%       13.79%
     ---------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 5/1/92 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

*The Balanced Benchmark is calculated based upon the performance of the following indices: 55% S&P 500/35% Lehman Brothers Aggregate Bond Index/10% 90-day Treasury Bills and is produced by Frank Russell Company.


                            SCHEDULE OF INVESTMENTS
                               December 31, 1997


                                                    STANDARD
                                                    & POOR'S            PAR
                                                     RATING            VALUE
                                                  (Unaudited)          (000)            VALUE
                                                ---------------   --------------   ---------------
U.S. GOVERNMENT AND AGENCY SECURITIES--12.6%
U.S. Treasury Notes--9.7%
  U.S. Treasury Notes 6.375%,
    5/15/99 .................................   AAA                   $3,775       $3,809,209
  U.S. Treasury Notes 6.875%,
    3/31/00 .................................   AAA                    3,100        3,176,074
  U.S. Treasury Notes 6%, 8/15/00 ...........   AAA                    1,700        1,712,218
  U.S. Treasury Notes 6.625%,
    6/30/01 .................................   AAA                    2,280        2,344,125
  U.S. Treasury Notes 6.50%,
    8/15/05 .................................   AAA                    1,550        1,616,883
  U.S. Treasury Notes 6.50%,
    10/15/06 ................................   AAA                    9,235        9,668,306
                                                                                   ----------
                                                                                   22,326,815
                                                                                   ----------
Agency Mortgage-Backed Securities--2.9%
  FNMA 6.85%, 5/17/20 .......................   AAA                    1,700        1,744,094
  GNMA 6.50%, '23-'24 .......................   AAA                    5,020        5,004,931
                                                                                   ----------
                                                                                    6,749,025
                                                                                   ----------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
  (Identified cost $28,536,332)...............................................     29,075,840
                                                                                   ----------
MUNICIPAL BONDS--3.4%
California--1.4%
  California State Department Water
    System Series S 5%, 12/1/29 .............   AA                       450          437,521
  Kern County Pension Obligation
    Taxable 7.26%, 8/15/14 ..................   AAA                      420          446,183

                                                    STANDARD
                                                    & POOR'S            PAR
                                                     RATING            VALUE
                                                  (Unaudited)          (000)            VALUE
                                                ---------------   --------------   ---------------
California--continued
  L.A. County Public Works
    Financing Authority Series A
    5.125%, 12/1/29 .........................   AAA                   $  685       $  672,999
  Long Beach Pension Obligation
    Taxable 6.87%, 9/1/06 ...................   AAA                      230          239,285
  Orange County Pension Series A
    Taxable 7.62%, 9/1/08 ...................   AAA                      650          714,142
  San Bernardino County Pension
    Obligation Revenue Taxable
    6.94%, 8/1/09 ...........................   AAA                      300          313,830
  San Bernardino County Pension
    Obligation Revenue Taxable
    6.87%, 8/1/08 ...........................   AAA                      110          114,331
  Ventura County Pension Obligation
    Taxable 6.54%, 11/1/05 ..................   AAA                      260          265,054
                                                                                   ----------
                                                                                    3,203,345
                                                                                   ----------
Florida--0.8%
  Florida State Department of
    Transportation Series A 5%,
    7/1/27 ..................................   AA+                      545          530,367
  Miami Beach Special Obligation
    Taxable 8.60%, 9/1/21 ...................   AAA                      875          988,286
  University of Miami Exchangeable
    Revenue Series A Taxable
    7.65%, 4/1/20 ...........................   AAA                      270          284,988
                                                                                   ----------
                                                                                    1,803,641
                                                                                   ----------


                        See Notes to Financial Statements

                                BALANCED SERIES


                                                  STANDARD
                                                  & POOR'S            PAR
                                                   RATING            VALUE
                                                (Unaudited)          (000)            VALUE
                                              ---------------   --------------   ---------------
Massachusetts--0.2%
  Massachusetts State Water
    Authority Series D 5%, 8/1/24 .........   AAA                   $  545       $  529,457
                                                                                 ----------
Texas--0.3%
  Houston Water & Sewer
    Refunding, Jr. Lien, Series D
    5%, 12/1/25 ...........................   AAA                      685          669,978
                                                                                 ----------
Virginia--0.4%
  Newport News Series B Taxable
    7.05%, 1/15/25 ........................   AA-                    1,000        1,008,910
                                                                                 ----------
Washington--0.3%
  Washington State Series E Taxable
    5%, 7/1/22 ............................   AA+                      685          673,677
                                                                                 ----------
TOTAL MUNICIPAL BONDS
  (Identified cost $7,652,600)..............................................      7,889,008
                                                                                 ----------
NON-CONVERTIBLE BONDS--7.2%
Asset-Backed Securities--1.7%
  AESOP Funding II LLC 144A 97-1,
    A2 6.40%, 10/20/03 (c) ................   AAA                    1,200        1,209,750
  Capita Equipment Receivables Trust
    97-1, B 6.45%, 8/15/02 ................   A+                       770          771,203
  Chase Credit Card Master Trust
    97-2, A 6.30%, 4/15/03 ................   AAA                      350          352,584
  Fleetwood Credit Corp. 96-B, A
    6.90%, 3/15/12 ........................   AAA                      582          587,315
  Green Tree Financial Corp. 96-2,
    M1 7.60%, 4/15/27 .....................   AA-                      675          704,109
  Newcourt Receivables Asset Trust
    97-1, A3 6.11%, 5/21/01 ...............   AAA                      190          190,030
                                                                                 ----------
                                                                                  3,814,991
                                                                                 ----------
Non-Agency Mortgage-Backed Securities--5.1%
  CS First Boston Mortgage
    Securities Corp. 95-AE, B
    7.182%, 11/25/27 ......................   AA-                      425          427,922
  CS First Boston Mortgage
    Securities Corp. 97-C2, B
    6.72%, 1/17/35 ........................   Aa(d)                  2,000        2,012,500
  DLJ Mortgage Acceptance Corp.
    96-CF1, A1B 144A 7.58%,
    3/13/28 (c) ...........................   AAA                      400          423,625
  First Union Lehman Bros. 97-C1, B
    7.43%, 4/18/29 ........................   Aa(d)                    930          973,884
  G.E. Capital Mortgage Services,
    Inc. 96-8, M 7.25%, 5/25/26 ...........   AA                       246          248,333
  Lehman Large Loan 97-LL1, B
    6.95%, 3/12/07 ........................   AA                       825          844,980
  Nationslink Funding Corp. 96-1, B
    7.69%, 12/20/05 .......................   AA                       450          478,547
  Norwest Asset Securities Corp.
    96-9, A15 7.75%, 1/25/27 ..............   Aaa(d)                 2,000        2,079,375
  Residential Asset Securitization
    Trust 96-A8, A1 8%, 12/25/26 ..........   AAA                      462          468,691
  Residential Funding Mortgage
    Securities I 96-S1, A11 7.10%,
    1/25/26 ...............................   AAA                    1,000        1,012,188
  Residential Funding Mortgage
    Securities I 96-S4, M1 7.25%,
    2/25/26 ...............................   AA                       982          993,577
  Residential Funding Mortgage
    Securities I 96-S8, A4 6.75%,
    3/25/11 ...............................   AAA                      651          655,476
  Resolution Trust Corp. 93-C1, B
    8.75%, 5/25/24 ........................   Aa(d)                    195          195,496

                                                  STANDARD
                                                  & POOR'S            PAR
                                                   RATING            VALUE
                                                (Unaudited)          (000)            VALUE
                                              ---------------   --------------   ---------------
Non-Agency Mortgage-Backed Securities--continued
  Resolution Trust Corp. 95-2, M1
    7.15%, 5/25/29 ........................   Aa(d)                 $  531       $  540,275
  Structured Asset Securities Corp.
    93-C1, B 6.60%, 10/25/24 ..............   A+                       525          514,542
                                                                                 ----------
                                                                                 11,869,411
                                                                                 ----------
Paper & Forest Products--0.3%
  Buckeye Cellulose Corp. 8.50%,
    12/15/05 ..............................   BB-                      700          721,000
                                                                                 ----------
Truckers--0.1%
  Teekay Shipping Corp. 8.32%, 2/1/08         BB                       230          234,600
                                                                                 ----------
TOTAL NON-CONVERTIBLE BONDS
  (Identified cost $16,414,402).............................................     16,640,002
                                                                                 ----------
FOREIGN GOVERNMENT SECURITIES--8.0%
Argentina--0.6%
  Republic of Argentina Bearer FRB
    6.688%, 3/31/05 (e) ...................   BB                     1,507        1,347,060
                                                                                 ----------
Brazil--0.8%
  Republic of Brazil C Bond, PIK
    interest capitalization, 8%,
    4/15/14 (e) ...........................   BB-                       91           72,333
  Republic of Brazil DCB-L Bearer
    Euro 6.75%, 4/15/12 (e) ...............   BB-                      425          323,531
  Republic of Brazil NMB-L Bearer
    6.75%, 4/15/09 ........................   BB-                    1,780        1,438,463
                                                                                 ----------
                                                                                  1,834,327
                                                                                 ----------
Bulgaria--0.3%
  Bulgaria FLIRB Series A Bearer
    Euro 2.25%, 7/28/12 (e) ...............   B(d)                   1,165          709,194
                                                                                 ----------
Colombia--0.6%
  Republic of Colombia 7.25%,
    2/15/03 ...............................   BBB-                     610          591,700
  Republic of Colombia Yankee
    7.25%, 2/23/04 ........................   BBB-                     825          778,594
                                                                                 ----------
                                                                                  1,370,294
                                                                                 ----------
Croatia--0.3%
  Croatia Series A 6.625%, 7/31/10 (e)        BBB-                     775          682,000
                                                                                 ----------
Ecuador--0.6%
  Ecuador Bearer PDI Euro, PIK
    interest capitalization, 6.688%,
    2/27/15 (e) ...........................   B(d)                   1,914        1,270,058
                                                                                 ----------
Mexico--1.0%
  United Mexican States Global Bond
    11.50%, 5/15/26 .......................   BB                     2,005        2,372,416
                                                                                 ----------
Panama--0.6%
  Panama 8.875%, 9/30/27 ..................   BB+                    1,510        1,420,910
                                                                                 ----------
Peru--0.5%
  Peru PDI 4%, 3/7/17 (e) .................   BB                     1,900        1,249,250
                                                                                 ----------
Poland--0.8%
  Poland Bearer PDI 4%, 10/27/14 (e)          BBB-                   1,450        1,256,062
  Poland Discount Euro 6.688%,
    10/27/24 (e) ..........................   BBB-                     600          584,625
                                                                                 ----------
                                                                                  1,840,687
                                                                                 ----------
Russia--1.3%
  Russia Interest Notes Series US
    144A 6.719%, 12/15/15 (c)(e) ..........   NR                     4,335        3,077,850
                                                                                 ----------
Venezuela--0.6%
  Republic of Venezuela 9.25%,
    9/15/27 ...............................   B+                     1,595        1,426,528
                                                                                 ----------



                        See Notes to Financial Statements

                                BALANCED SERIES

                                                                       VALUE
                                                                     ----------
  TOTAL FOREIGN GOVERNMENT SECURITIES
     (Identified cost $17,837,553)..............................    $18,600,574
                                                                    -----------


                                              STANDARD
                                              & POOR'S       PAR
                                               RATING       VALUE
                                            (Unaudited)     (000)
                                           -------------   -------
FOREIGN NON-CONVERTIBLE BONDS--0.2%
Chile--0.2%
  Compania Sud Americana de
    Vapores SA 7.375%, 12/8/03 .........   BBB             $120      119,250
  Petropower I Funding Trust 144A
    7.36%, 2/15/14 (c) .................   BBB              350      354,494
                                                                     -------
                                                                     473,744
                                                                     -------
  TOTAL FOREIGN NON-CONVERTIBLE BONDS
    (Identified cost $467,658)..................................     473,744
                                                                     -------

                                                      SHARES
                                                     ---------

COMMON STOCKS--53.2%
Banks (Major Regional)--4.3%
  AmSouth Bancorporation ........................    8,300        450,794
  Banc One Corp. ................................   39,100      2,123,619
  BankBoston Corp. ..............................   23,800      2,235,712
  Compass Bankshares, Inc. ......................    6,400        280,000
  Mellon Bank Corp. .............................   23,500      1,424,688
  NationsBank Corp. .............................   22,400      1,362,200
  Southtrust Corp. ..............................   12,000        761,250
  Washington Mutual, Inc. .......................   20,500      1,308,156
                                                                ---------
                                                                9,946,419
                                                                ---------
Banks (Money Center)--1.2%
  BankAmerica Corp. .............................   23,500      1,715,500
  Citicorp ......................................    8,700      1,100,006
                                                                ---------
                                                                2,815,506
                                                                ---------
Biotechnology--0.3%
  Centocor, Inc. (b) ............................   23,100        768,075
                                                                ---------
Broadcasting (Television, Radio, & Cable)--0.3%
  Chancellor Media Corp. (b) ....................    8,800        656,700
                                                                ---------
Chemicals (Specialty)--0.3%
  Solutia, Inc. (b) .............................   29,900        797,956
                                                                ---------
Communications Equipment--1.6%
  Ciena Corp. (b) ...............................   35,600      2,176,050
  Lucent Technologies, Inc. .....................   19,400      1,549,575
                                                                ---------
                                                                3,725,625
                                                                ---------
Computers (Hardware)--3.0%
  International Business Machines Corp. .........   66,700      6,974,319
                                                                ---------
Computers (Networking)--0.4%
  Cisco Systems, Inc. (b) .......................   17,850        995,138
                                                                ---------
Computers (Peripherals)--0.3%
  EMC Corp. (b) .................................   25,900        710,631
                                                                ---------
Computers (Software & Services)--3.7%
  Adaptec, Inc. (b) .............................   57,600      2,138,400
  BMC Software, Inc. (b) ........................   47,600      3,123,750
  Compuware Corp. (b) ...........................   69,000      2,208,000
  Edwards (J.D.) & Co. (b) ......................   24,900        734,550
  Yahoo!, Inc. (b) ..............................    5,200        360,100
                                                                ---------
                                                                8,564,800
                                                                ---------
Distributors (Food & Health)--0.9%
  Cardinal Health, Inc. .........................   27,100      2,035,887
                                                                ---------
Electrical Equipment--1.2%
  General Electric Co. ..........................   38,400      2,817,600
                                                                ---------


                                                    SHARES        VALUE
                                                   --------   -------------
Electronics (Instrumentation)--0.3%
  Linear Technology Corp. ......................   10,000      $  576,250
                                                               ----------
Electronics (Semiconductors)--1.4%
  National Semiconductor Corp. (b) .............   76,500       1,984,219
  Texas Instruments, Inc. ......................   27,400       1,233,000
                                                               ----------
                                                                3,217,219
                                                               ----------
Entertainment--0.9%
  Tele-Comm Liberty Media Group (b) ............   59,600       2,160,500
                                                               ----------
Financial (Diversified)--0.6%
  American Express Co. .........................   15,400       1,374,450
                                                               ----------
Health Care (Diversified)--2.0%
  Bristol-Myers Squibb Co. .....................   22,400       2,119,600
  Warner-Lambert Co. ...........................   19,500       2,418,000
                                                               ----------
                                                                4,537,600
                                                               ----------
Health Care (Drugs--Major Pharmaceuticals)--3.1%
  Lilly (Eli) & Co. ............................   15,900       1,107,037
  Pfizer, Inc. .................................   64,800       4,831,650
  Watson Pharmaceuticals, Inc. (b) .............   40,500       1,313,719
                                                               ----------
                                                                7,252,406
                                                               ----------
Health Care (Hospital Management)--1.0%
  HBO & Co. ....................................   45,800       2,198,400
                                                               ----------
Health Care (Long Term Care)--0.6%
  HEALTHSOUTH Corp. (b) ........................   51,200       1,420,800
                                                               ----------
Health Care (Medical Products & Supplies)--1.6%
  Guidant Corp. ................................   34,400       2,141,400
  Medtronic, Inc. ..............................   30,200       1,579,837
                                                               ----------
                                                                3,721,237
                                                               ----------
Household Furn. & Appliances--0.6%
  Sunbeam Corp., Inc. ..........................   33,800       1,423,825
                                                               ----------
Household Products (Non-Durables)--0.7%
  Colgate-Palmolive Co. ........................   20,800       1,528,800
                                                               ----------
Insurance (Life/Health)--0.3%
  UNUM Corp. ...................................   14,000         761,250
                                                               ----------
Insurance (Multi-Line)--1.3%
  Reliastar Financial Corp. ....................    4,600         189,463
  Travelers Group, Inc. ........................   52,800       2,844,600
                                                               ----------
                                                                3,034,063
                                                               ----------
Insurance (Property-Casualty)--0.9%
  Allstate Corp. ...............................   22,700       2,062,862
                                                               ----------
Investment Banking/Brokerage--0.3%
  Merrill Lynch & Co., Inc. ....................    9,300         678,319
                                                               ----------
Machinery (Diversified)--0.6%
  Deere & Co. ..................................   25,100       1,463,644
                                                               ----------
Manufacturing (Diversified)--1.7%
  Tyco International Ltd. ......................   84,900       3,825,806
                                                               ----------
Oil (Domestic Integrated)--1.1%
  Tosco Corp. ..................................   64,100       2,423,781
                                                               ----------
Oil & Gas (Drilling & Equipment)--4.8%
  BJ Services Co. (b) ..........................   18,700       1,345,231
  Cooper Cameron Corp. (b) .....................    8,800         536,800
  Diamond Offshore Drilling, Inc. ..............   27,200       1,309,000
  Halliburton Co. ..............................   45,700       2,373,544
  Nabors Industries, Inc. (b) ..................    7,800         245,213
  Noble Drilling Corp. (b) .....................   18,700         572,687
  Rowan Companies, Inc. (b) ....................   16,900         515,450
  Schlumberger Ltd. ............................   33,400       2,688,700
  Transocean Offshore, Inc. ....................   28,700       1,382,981
                                                               ----------
                                                               10,969,606
                                                               ----------


                       See Notes to Financial Statements

                                BALANCED SERIES

                                                     SHARES         VALUE
                                                    --------   --------------
Oil & Gas (Refining & Marketing)--0.3%
  Santa Fe International Corp. ....................  18,300     $    744,581
                                                                ------------

Personal Care--1.3%
  Gillette Co. ....................................  29,700        2,982,994
                                                                ------------
Retail (Building Supplies)--0.9%
  Home Depot, Inc. ................................  35,550        2,093,006
                                                                ------------
Retail (Drug Stores)--2.1%
  CVS Corp. .......................................  36,400        2,331,875
  Rite Aid Corp. ..................................  41,600        2,441,400
                                                                ------------
                                                                   4,773,275
                                                                ------------
Retail (Food Chains)--1.3%
  Safeway, Inc. (b) ...............................  46,100        2,915,825
                                                                ------------
Retail (General Merchandise)--1.0%
  Borders Group, Inc. (b) .........................  30,700          961,294
  Staples, Inc. (b) ...............................  50,900        1,412,475
                                                                ------------
                                                                   2,373,769
                                                                ------------
Telecommunications (Cellular/Wireless)--1.5%
  AirTouch Communications, Inc. (b) ...............  85,300        3,545,281
                                                                ------------
Telecommunications (Long Distance)--1.9%
  AT&T Corp. ......................................  73,000        4,471,250
                                                                ------------
Tobacco--1.6%
  Philip Morris Companies, Inc. ...................  80,800        3,661,250
                                                                ------------
TOTAL COMMON STOCKS
  (Identified cost $112,342,089)..........................       123,000,705
                                                                ------------
FOREIGN COMMON STOCKS--3.7%
Computers (Software & Services)--0.2%
  Baan Company NV (Netherlands) (b) ...............   9,500          313,500
                                                                ------------
Health Care (Drugs--Major Pharmaceuticals)--0.9%
  SmithKline Beecham PLC Sponsored ADR
    (United Kingdom) ..............................  40,700        2,093,506
                                                                ------------
Health Care (Medical Products & Supplies)--0.3%
  Elan PLC Sponsored ADR (Ireland) (b)               13,600          696,150
                                                                ------------
Household Furn. & Appliances--1.5%
  Philips Electronics NV ADR NY Registered
    (Netherlands) .................................  57,600        3,484,800
                                                                ------------
Oil (International Integrated)--0.8%
  Elf Aquitane Sponsored ADR (France) .............  32,300        1,893,588
                                                                ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $9,129,222)............................         8,481,544
                                                                ------------
TOTAL LONG-TERM INVESTMENTS--88.3%
  (Identified cost $192,379,856)..........................       204,161,417
                                                                ------------


                                             STANDARD
                                             & POOR'S        PAR
                                              RATING        VALUE
                                           (Unaudited)      (000)            VALUE
                                          -------------   --------   --------------------
SHORT-TERM OBLIGATIONS--11.3%
Commercial Paper--8.3%
  General Electric Capital Corp.
    6.25%, 1/5/98 ....................... A-1+             $  825      $      824,427
  Greenwich Funding Corp. 5.91%,
    1/9/98 .............................. A-1+              2,300           2,296,979
  Receivables Capital Corp. 5.90%,
    1/9/98 .............................. A-1+                 92              91,879
  Exxon Imperial U.S., Inc. 5.82%,
    1/13/98 ............................. A-1+              3,000           2,994,180
  AlliedSignal, Inc. 5.87%, 1/15/98 ..... A-1               2,405           2,399,510
  Receivables Capital Corp. 6.15%,
    1/23/98 ............................. A-1+              2,500           2,490,604
  Receivables Capital Corp. 5.70%,
    1/26/98 ............................. A-1+              1,035           1,030,903
  Corporate Receivables Corp.
    5.55%, 1/28/98 ...................... A-1               1,410           1,404,059
  Proctor & Gamble Co. 5.63%,
    2/11/98 ............................. A-1+              3,650           3,626,596
  CXC, Inc. 5.75%, 3/23/98 .............. A-1+              2,000           1,974,125
                                                                       --------------
                                                                           19,133,262
                                                                       --------------
Federal Agency Securities--3.0%
  FHLB 5.75%, 1/2/98 ....................                   4,880           4,879,221
  FHLMC 5.63%, 2/18/98 ..................                   2,000           1,984,987
                                                                       --------------
                                                                            6,864,208
                                                                       --------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $25,997,542) ................................           25,997,470
                                                                       --------------
TOTAL INVESTMENTS--99.6%
  (Identified cost $218,377,398)................................          230,158,887(a)
  Cash and receivables, less liabilities--0.4% .................            1,020,932
                                                                       --------------
NET ASSETS--100.0% .............................................       $  231,179,819
                                                                       ==============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $16,642,077 and gross depreciation of $4,860,606 for income tax purposes. At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $218,377,416.
(b) Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, these securities amounted to a value of $5,065,719 or 2.2% of net assets.
(d) As rated by Moody's, Fitch or Duff & Phelps.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.


                        See Notes to Financial Statements

                                BALANCED SERIES


STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997


Assets
Investment securities at value (Identified cost $218,377,398) ........................   $ 230,158,887
Cash .................................................................................       2,920,756
Receivables
 Investment securities sold ..........................................................       2,492,794
 Interest and dividends ..............................................................       1,130,031
                                                                                         -------------
  Total assets .......................................................................     236,702,468
                                                                                         -------------
Liabilities
Payables
 Investment securities purchased .....................................................       5,248,936
 Fund shares repurchased .............................................................          28,797
 Investment advisory fee .............................................................         105,898
 Financial agent fee .................................................................          11,553
 Trustees' fee .......................................................................             912
 Accrued expenses ....................................................................         126,553
                                                                                         -------------
  Total liabilities ..................................................................       5,522,649
                                                                                         -------------
Net Assets ...........................................................................   $ 231,179,819
                                                                                         =============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest ....................................   $ 210,297,393
 Undistributed net investment income .................................................          52,552
 Accumulated net realized gain .......................................................       9,048,385
 Net unrealized appreciation .........................................................      11,781,489
                                                                                         -------------
Net Assets ...........................................................................   $ 231,179,819
                                                                                         =============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .....      18,861,194
                                                                                         =============
Net asset value and offering price per share .........................................   $       12.26
                                                                                         =============

STATEMENT OF OPERATIONS
For the year ended December 31, 1997


Investment Income
 Interest ....................................................................    $ 6,556,658
 Dividends ...................................................................      1,284,526
                                                                                  -----------
  Total investment income ....................................................      7,841,184
                                                                                  -----------
Expenses
 Investment advisory fee .....................................................      1,194,141
 Financial agent fee .........................................................        130,270
 Printing ....................................................................         84,167
 Custodian ...................................................................         52,810
 Professional ................................................................         30,300
 Trustees ....................................................................         21,014
 Miscellaneous ...............................................................         15,345
                                                                                  -----------
  Total expenses .............................................................      1,528,047
                                                                                  -----------
Net investment income ........................................................      6,313,137
                                                                                  -----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities .............................................     28,914,720
 Net realized gain on written options ........................................          7,293
 Net realized gain on foreign currency and foreign currency transactions .....          6,764
 Net change in unrealized appreciation (depreciation) on investments .........        398,108
                                                                                  -----------
Net gain on investments ......................................................     29,326,885
                                                                                  -----------
Net increase in net assets resulting from operations .........................    $35,640,022
                                                                                  ===========


                       See Notes to Financial Statements

                                BALANCED SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                                         Year Ended         Year Ended
                                                                                     December 31, 1997   December 31, 1996
                                                                                    ------------------- ------------------
From Operations
 Net investment income ............................................................    $   6,313,137      $   5,806,775
 Net realized gain ................................................................       28,928,777         16,867,817
 Net change in unrealized appreciation (depreciation) .............................          398,108         (2,671,304)
                                                                                       -------------      -------------
 Net increase in net assets resulting from operations .............................       35,640,022         20,003,288
                                                                                       -------------      -------------
From Distributions to Shareholders
 Net investment income ............................................................       (6,626,999)        (5,536,811)
 Net realized gains ...............................................................      (25,653,795)       (18,064,626)
                                                                                       -------------      -------------
 Decrease in net assets from distributions to shareholders ........................      (32,280,794)       (23,601,437)
                                                                                       -------------      -------------
From Share Transactions
 Proceeds from sales of shares (2,522,290 and 2,805,856 shares, respectively) .....       32,463,957         34,642,833
 Net asset value of shares issued from reinvestment of distributions
  (2,611,513 and 1,949,091 shares, respectively) ..................................       32,280,794         23,601,437
 Cost of shares repurchased (3,214,459 and 3,529,372 shares, respectively) ........      (41,209,392)       (43,662,808)
                                                                                       -------------      -------------
 Increase in net assets from share transactions ...................................       23,535,359         14,581,462
                                                                                       -------------      -------------
 Net increase in net assets .......................................................       26,894,587         10,983,313
Net Assets
 Beginning of period ..............................................................      204,285,232        193,301,919
                                                                                       -------------      -------------
 End of period (including undistributed net investment income of $52,552
  and $351,214, respectively) .....................................................    $ 231,179,819      $ 204,285,232
                                                                                       =============      =============


FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)


                                                             Year Ended December 31,
                                                       1997         1996            1995
                                                   ------------ ------------ -----------------
Net asset value, beginning of period .............  $ 12.06      $12.30        $   10.53
Income from investment operations
 Net investment income ...........................     0.38        0.36             0.40(2)
 Net realized and unrealized gain (loss) .........     1.73        0.89             2.02
                                                     -------      ------         --------
  Total from investment operations ...............     2.11        1.25             2.42
                                                     -------      ------         --------
Less distributions
 Dividends from net investment income ............    (0.40)      (0.35)           (0.40)
 Dividends from net realized gains ...............    (1.51)      (1.14)           (0.25)
                                                    --------     -------        ---------
  Total distributions ............................    (1.91)      (1.49)           (0.65)
                                                    --------     -------        ---------
Change in net asset value ........................     0.20       (0.24)            1.77
                                                    --------     -------        ---------
Net asset value, end of period ...................  $ 12.26      $12.06        $   12.30
                                                    ========     =======        =========
Total return .....................................    17.93%      10.56%           23.28%
Ratios/supplemental data:
Net assets, end of period (thousands) ............$ 231,180    $204,285        $ 193,302
Ratio to average net assets of:
 Operating expenses ..............................     0.71%       0.68%            0.65%(3)
 Net investment income ...........................     2.92%       2.93%            3.44%
Portfolio turnover rate ..........................      181%        229%             223%
Average commission rate paid(4) ..................  $0.0525     $0.0641              N/A



                                                              Year Ended December 31,
                                                            1994                   1993
                                                   ---------------------- ----------------------
Net asset value, beginning of period .............          $11.31                $10.77
Income from investment operations
 Net investment income ...........................            0.38(1)(2)            0.32(1)(2)
 Net realized and unrealized gain (loss) .........           (0.70)                 0.60
                                                          ---------              --------
  Total from investment operations ...............           (0.32)                 0.92
                                                          ---------              --------
Less distributions
 Dividends from net investment income ............           (0.36)                (0.32)
 Dividends from net realized gains ...............           (0.10)                (0.06)
                                                          ---------              --------
  Total distributions ............................           (0.46)                (0.38)
                                                          ---------              --------
Change in net asset value ........................           (0.78)                 0.54
                                                          ---------              --------
Net asset value, end of period ...................          $10.53                $11.31
                                                          =========              ========
Total return .....................................           (2.80)%                8.57%
Ratios/supplemental data:
Net assets, end of period (thousands) ............        $161,105              $158,144
Ratio to average net assets of:
 Operating expenses ..............................            0.69%                 0.70%
 Net investment income ...........................            3.44%                 3.16%
Portfolio turnover rate ..........................             171%                  161%
Average commission rate paid(4) ..................             N/A                    N/A


(1) Includes reimbursement of operating expenses by investment adviser of $0.001 and $0.001 per share, respectively.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                       See Notes to Financial Statements

                               REAL ESTATE SERIES

INVESTOR PROFILE


     Phoenix Real Estate Series Fund is designed for investors seeking investment in a diversified portfolio of real estate investment trusts ("REITs") and real estate operating companies ("REOCs"). The Portfolio's objective is to emphasize appreciation and current yield equally.


INVESTMENT REVIEW

     For the period ended December 31, 1997, the Phoenix Real Estate Series Fund provided a total net return of 22.05%, outperforming the NAREIT Equity Total Return Index gross return for the same period of 20.29%. The S&P 500 Index total return for 1997 was 33.38%.

     Growth in FFO (the REIT substitute for earnings) was very strong and exceeded analysts' expectations with average REIT FFO growth of 13%. Throughout the year, REITs experienced less volatility during market swings than the S&P 500 even though $23 billion in REIT equity offerings were brought to market, more than 1996 and 1995 combined. Nevertheless, REITs have outperformed the S&P 500 Index, on a total return basis, in 5 out of the last 7 years.

     Our investment strategy begins with identifying preferred property types and markets, based on fundamental analysis of the economic, demographic, and real estate market trends, which are then used to form a portfolio framework. We then identify companies with significant exposure to those preferred markets and which are trading at attractive levels. Our 1997 returns were enhanced from overweightings in the hotel and office sectors, the top performing sectors for two years. The results from luxury, full-service, urban hotels indicated increased demand, relatively little new supply, increasing occupancy, and rising room rates. Office REITs had similar positive results with a record volume of acquisitions, increasing occupancy, and rising rental rates. The Fund benefited from an underweighting in the apartment and retail sectors. Concerns about potential overbuilding in apartments and weak sales growth and a generally over-stored condition substantiated our views.


OUTLOOK

     Our outlook for REITs remains very positive, for several reasons. First, real estate and REITs continue to exhibit strong fundamentals. Demand and supply are in equilibrium in most markets and the pace of new development is modest. REITs have access to competitively cheap cost of capital, and leverage remains modest with a group average of approximately 35%. In a number of markets occupancy continues to rise and rents are escalating.

     Second, it appears as if the growth for REITs in 1998 will keep pace with the broader market. REIT analysts are predicting REIT growth of 10 to 12% in 1998 which when combined with yields of 5 to 6%, equate to total return projections of 15 to 18%. REITs began 1997 trading at a multiple of 11.5 times current FFO and ended the year at approximately the same multiple. The S&P 500 ended 1997 at 20 times current earnings, or 1.7 times the REIT FFO multiple of
11.5 times versus a historical average of less than 1.5 times the REIT FFO multiple, implying the S&P 500 is relatively expensive.

     Third, REITs are beginning to substantiate the view that they are defensive investments due to their high current yields and the relative high certainty of revenues derived from contractual rents on portfolios of property within the U.S. The broader market continues to address the impact of economic and currency weakness in Southeast Asia, Korea, and Japan. Investors should continue to view REITs as an attractive "safe harbor" option.

     Finally, we believe there are themes that we can continue to exploit in 1998. We anticipate a great deal of merger activity and expect REITs will continue to look outside the industry to rationalize the ownership of real estate in a tax efficient structure with modest leverage.

                               REAL ESTATE SERIES


[TABULAR REPRESENTATION OF LINE CHART]


                  NAREIT*      Real Estate Series

5/1/95           $10,000            $10,000
12/31/95          11,779             11,548
12/31/96          15,677             15,618
12/31/97          19,134             18,787


     Average Annual Total Returns for Periods Ending 12/31/97

                                      From
                                    Inception
                                    5/1/95 to
                                 1 Year 12/31/97
     ---------------------------------------------------------------------------
     Real Estate Series                      22.05%         27.50%
     ---------------------------------------------------------------------------
     NAREIT Equity Index*                    20.29%         26.63%
     ---------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 5/1/95 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

* The National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a commonly used, unmanaged indicator of REIT performance.


                            SCHEDULE OF INVESTMENTS
                               December 31, 1997


                                                        SHARES          VALUE
                                                     -----------     ----------
COMMON STOCKS--92.5%
REAL ESTATE INVESTMENT TRUSTS--91.7%
COMMERCIAL--30.3%
Office/Industrial--28.4%
  Boston Properties, Inc. ........................      55,500      $ 1,834,969
  CarrAmerica Realty Corp. .......................       1,000           31,688
  Duke Realty Investments, Inc. ..................      76,600        1,857,550
  Equity Office Properties Trust .................      34,173        1,078,588
  First Industrial Realty Trust, Inc. ............      52,600        1,900,175
  Highwoods Properties, Inc. .....................      59,900        2,227,531
  Mack-Cali Realty Corp. .........................      47,200        1,935,200
  Reckson Associates Realty Corp. ................      57,200        1,451,450
  Spieker Properties, Inc. .......................      51,700        2,216,637
  Weeks Corp. ....................................      30,500          976,000
                                                                    -----------
                                                                     15,509,788
                                                                    -----------
Storage--1.9%
  Storage USA, Inc. ..............................      25,900        1,034,381
                                                                    -----------
TOTAL COMMERCIAL .............................................       16,544,169
                                                                    -----------
DIVERSIFIED--12.7%
  Colonial Properties Trust ......................      35,000        1,054,375
  Crescent Real Estate Equities Co. ..............      74,900        2,949,187
  Vornado Realty Trust ...........................      62,200        2,919,513
                                                                    -----------
                                                                      6,923,075
                                                                    -----------
HEALTH CARE--3.6%
  Health Care Property Investors, Inc. ...........       5,650          213,641
  Nationwide Health Properties, Inc. .............      47,900        1,221,450
  OMEGA Healthcare Investors, Inc. ...............      14,000          540,750
                                                                    -----------
                                                                      1,975,841
                                                                    -----------
HOTELS--17.8%
  FelCor Suite Hotels, Inc. ......................      39,500        1,402,250
  Patriot American Hospitality, Inc. .............      91,800        2,644,988
  Starwood Lodging Trust combined certificate ....      64,900        3,756,087
  Sunstone Hotel Investors, Inc. .................     111,500        1,923,375
                                                                    -----------
                                                                      9,726,700
                                                                    -----------
NET LEASE--2.0%
  TriNet Corporate Realty Trust, Inc. ............      28,000        1,083,250
                                                                    -----------
RESIDENTIAL--17.6%
Apartments--14.5%
  Bay Apartment Communities, Inc. ................      63,900        2,492,100
  Camden Property Trust ..........................      26,100          809,100
  Equity Residential Properties Trust ............      49,600        2,507,900
  Essex Property Trust, Inc. .....................      30,700        1,074,500
  Irvine Apartment Communities, Inc. .............      33,500        1,065,719
                                                                    -----------
                                                                      7,949,319
                                                                    -----------


                                                        SHARES          VALUE
                                                     -----------    -----------

Manufactured Homes--3.1%
  Manufactured Home Communities, Inc. ............      33,800      $   912,600
  Sun Communities, Inc. ..........................      21,300          765,469
                                                                    -----------
                                                                      1,678,069
                                                                    -----------
TOTAL RESIDENTIAL ............................................        9,627,388
                                                                    -----------
RETAIL--7.7%
Community/Neighborhood--2.1%
  Developers Diversified Realty Corp. ............      20,000          765,000
  Regency Realty Corp. ...........................      15,000          415,312
                                                                    -----------
                                                                      1,180,312
                                                                    -----------
Factory Outlet--1.6%
  Chelsea GCA Realty, Inc. .......................      22,600          863,038
                                                                    -----------
Regional Malls--4.0%
  Macerich Company (The) .........................      30,300          863,550
  Simon DeBartolo Group, Inc. ....................      17,796          581,707
  Urban Shopping Centers, Inc. ...................      21,700          756,787
                                                                    -----------
                                                                      2,202,044
                                                                    -----------
TOTAL RETAIL ....................................................     4,245,394
                                                                    -----------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (Identified cost $40,757,618) .................................    50,125,817
                                                                    -----------
REAL ESTATE OPERATING COMPANIES--0.8%
Regional Malls--0.8%
  Rouse Co. ......................................      12,500          409,375
                                                                    -----------
TOTAL REAL ESTATE OPERATING COMPANIES
  (Identified cost $320,613) ....................................       409,375
                                                                    -----------
TOTAL COMMON STOCKS
  (Identified cost $41,078,231) .................................    50,535,192
                                                                    -----------

                                              STANDARD
                                              & POOR'S       PAR
                                               RATING       VALUE
                                            (Unaudited)     (000)
                                           -------------  ---------
SHORT-TERM OBLIGATIONS--7.8%
Commercial Paper--7.8%
  Goldman, Sachs & Co. 6.75%, 1/2/98 .....  A-1+           $1,000             999,813
  BellSouth Telecommunications, Inc.
    6%, 1/5/98 ...........................  A-1+            1,790           1,788,807
  Marsh & McLennan Cos. 6.20%,
    1/5/98 ...............................  A-1+              995             994,314
  Potomac Electric Power Co. 6.20%,
    1/7/98 ...............................  A-1               500             499,483
                                                                          -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $4,282,417).....................................         4,282,417
                                                                          -----------
TOTAL INVESTMENTS--100.3%
  (Identified cost $45,360,648) ...................................        54,817,609(a)
  Cash and receivables, less liabilities--(0.3%) ..................          (158,600)
                                                                          -----------
NET ASSETS--100.0% ................................................       $54,659,009
                                                                          ===========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $9,498,575 and gross depreciation of $41,614 for income tax purposes. At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $45,360,648.


                       See Notes to Financial Statements

                               REAL ESTATE SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997


Assets
Investment securities at value (Identified cost $45,360,648) .....................      $54,817,609
Cash .............................................................................            3,278
Receivables
 Dividends and interest ..........................................................          227,663
                                                                                        -----------
  Total assets ...................................................................       55,048,550
                                                                                        -----------
Liabilities
Payables
 Fund shares repurchased .........................................................          314,362
 Investment advisory fee .........................................................           14,763
 Trustees' fee ...................................................................            3,874
 Financial agent fee .............................................................            2,670
 Accrued expenses ................................................................           53,872
                                                                                        -----------
  Total liabilities ..............................................................          389,541
                                                                                        -----------
Net Assets .......................................................................      $54,659,009
                                                                                        ===========
Net Assets Consist of:
 Capital paid in on shares of beneficial interest ................................      $45,076,319
 Undistributed net investment income .............................................           80,383
 Accumulated net realized gain ...................................................           45,346
 Net unrealized appreciation .....................................................        9,456,961
                                                                                        -----------
Net Assets .......................................................................      $54,659,009
                                                                                        ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .        3,336,491
                                                                                        ===========
Net asset value and offering price per share .....................................           $16.38
                                                                                             ======

STATEMENT OF OPERATIONS
For the year ended December 31, 1997

Investment Income
 Dividends ...............................................................    $1,685,789
 Interest ................................................................       106,768
                                                                              ----------
  Total investment income ................................................     1,792,557
                                                                              ----------
Expenses
 Investment advisory fee .................................................       292,874
 Financial agent fee .....................................................        23,430
 Printing ................................................................        29,311
 Professional ............................................................        27,900
 Trustees ................................................................        20,365
 Custodian ...............................................................        18,058
 Miscellaneous ...........................................................         4,913
                                                                              ----------
  Total expenses .........................................................       416,851
  Less expenses borne by investment adviser ..............................       (26,352)
                                                                              ----------
  Net expenses ...........................................................       390,499
                                                                              ----------
Net investment income ....................................................     1,402,058
                                                                              ----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities .........................................     1,766,075
 Net change in unrealized appreciation (depreciation) on investments .....     5,041,754
                                                                              ----------
Net gain on investments ..................................................     6,807,829
                                                                              ----------
Net increase in net assets resulting from operations .....................    $8,209,887
                                                                              ==========


                       See Notes to Financial Statements

                               REAL ESTATE SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                                              Year Ended         Year Ended
                                                                                          December 31, 1997   December 31, 1996
                                                                                         ------------------- ------------------
From Operations
 Net investment income .................................................................    $   1,402,058       $    538,337
 Net realized gain .....................................................................        1,766,075            357,371
 Net change in unrealized appreciation (depreciation) ..................................        5,041,754          3,569,257
                                                                                            -------------       ------------
 Net increase in net assets resulting from operations ..................................        8,209,887          4,464,965
                                                                                            -------------       ------------
From Distributions to Shareholders
 Net investment income .................................................................       (1,330,417)          (529,595)
 Net realized gains ....................................................................       (1,843,915)          (234,185)
                                                                                            -------------       ------------
 Decrease in net assets from distributions to shareholders .............................       (3,174,332)          (763,780)
                                                                                            -------------       ------------
From Share Transactions
 Proceeds from sales of shares (2,796,827 and 1,121,196 shares, respectively) ..........       42,663,506         14,117,141
 Net asset value of shares issued from reinvestment of distributions
  (196,112 and 59,531 shares, respectively) ............................................        3,174,332            763,780
 Cost of shares repurchased (1,242,092 and 342,758 shares, respectively) ...............      (18,924,144)        (4,344,888)
                                                                                            -------------       ------------
 Increase in net assets from share transactions ........................................       26,913,694         10,536,033
                                                                                            -------------       ------------
 Net increase in net assets ............................................................       31,949,249         14,237,218
Net Assets
 Beginning of period ...................................................................       22,709,760          8,472,542
                                                                                            -------------       ------------
 End of period (including undistributed net investment income of $80,383 and $8,742,
 respectively) .........................................................................    $  54,659,009       $ 22,709,760
                                                                                            =============       ============


FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)


                                                                                        From Inception
                                                        Year Ended December 31,           5/1/95 to
                                                        1997               1996           12/31/95
                                                  ----------------   ----------------  ---------------
Net asset value, beginning of period ..........     $ 14.32          $11.33            $10.00
Income from investment operations
 Net investment income ........................        0.50(3)         0.50(3)           0.33(3)
 Net realized and unrealized gain .............        2.62            3.14              1.42
                                                   ---------         -------           --------
  Total from investment operations ............        3.12            3.64              1.75
                                                   ---------         -------           --------
Less distributions
 Dividends from net investment income .........       (0.48)          (0.50)            (0.33)
 Dividends from net realized gains ............       (0.58)          (0.15)            (0.06)
 Tax return of capital ........................          --              --             (0.03)
                                                   ---------         -------           --------
  Total distributions .........................       (1.06)          (0.65)            (0.42)
                                                   ---------         -------           --------
Change in net asset value .....................        2.06            2.99              1.33
                                                   ---------         -------           --------
Net asset value, end of period ................    $  16.38          $14.32            $11.33
                                                   =========         =======           ========
Total return ..................................       22.05%          33.09%            17.79%(2)
Ratios/supplemental data:
Net assets, end of period (thousands) .........    $ 54,659         $22,710            $8,473
Ratio to average net assets of:
 Operating expenses ...........................        1.00%           1.00%             1.00%(1)
 Net investment income ........................        3.59%           4.36%             4.80%(1)
Portfolio turnover rate .......................          41%             21%               10%(2)
Average commission rate paid(4) ...............    $ 0.0490         $0.0468               N/A

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.01, $0.05 and $0.07 per share, respectively.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                       See Notes to Financial Statements

                             STRATEGIC THEME SERIES

INVESTOR PROFILE

     Strategic Theme Series is designed for long-term investors seeking capital appreciation while accepting the higher risk associated with investing in the stock market.


INVESTMENT REVIEW

     For the 12 months ended December 31, 1997, Phoenix Strategic Theme Series returned 17.16%. By comparison the S&P 500 Index was up 33.38% and the S&P Midcap 400 Index was up 32.27%. Although the Fund underperformed last year, since inception it has exceeded 58% of a peer universe of 159 funds with an annualized total return of 19.47%, according to Lipper Analytical Services, Inc. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     Large-cap stocks dominated in 1997. In fact, the largest 50 companies in the S&P 500 Index accounted for a disproportionate amount of the Index's return. We do not believe this trend is sustainable. Over the past 12 months the Fund has focused on the small- and mid-cap arenas, which we believe offer more opportunities for thematic investing, higher earnings growth rates and more attractive valuations compared to large-cap stocks.

     The Fund's performance was generated by both new and existing themes. Internet Commerce Ignition, a new theme, represents companies benefiting from the explosive growth of the number of people and businesses utilizing the Internet for retailing, advertising and business-to-business commerce. Our emphasis on the theme Deregulating Financial Services continued to serve us well. Convergence among banks, insurance companies and brokerages will drive above-average earnings growth and industry consolidation. 21st Century Medicine continues to be an attractive theme due to remarkable advances in gene-mapping, biotechnology and non-invasive surgical techniques that are changing the way medicine is practiced and enhancing the quality of life.

     Hindering the Fund's performance was an overweighting in energy service stocks and select technology stocks.

OUTLOOK

     We believe our key investment themes focusing on domestic companies with strong revenue and earnings growth will serve us well in an environment characterized by worries of the Asian contagion. Driving investment themes coupled with our defensive use of cash should help in what we believe to be a trading environment in 1998. As of December 31, the Fund's asset allocation mix was 87.2% equities and 12.8% cash equivalents.


[TABULAR REPRESENTATION OF PIE CHART]

Internet Commerce Ignition                  7.5%
Software Solutions                          8.0%
Next Destination Data                       8.3%
Special Situations                          0.4%
Move to Outsourcing                         2.5%
Retail Revival                              2.9%
Next Generation Semiconductors              3.0%
Genomic Revolution                          3.2%
Logic of Logistics                          3.7%
Power Plays                                 4.1%
Short-Terms & Equivalents                  12.8%
Blue Skies                                 10.2%
Deregulating Financial Services            13.8%
21st Century Medicine                      13.9%
Energy Technology                           5.7%

                             STRATEGIC THEME SERIES


[TABULAR REPRESENTATION OF LINE CHART]


                  S&P 500 Stock    Strategic Theme     S&P MidCap 400
                     Index**           Series              Index*

1/29/96             $10,000           $10,000             $10,000
12/31/96             12,198            11,033              10,011
12/31/97             16,197            12,927              15,818



     Average Annual Total Returns for Period Ending 12/31/97
                                      From
                                    Inception
                                   1/29/96 to
                                 1 Year 12/31/97
     ---------------------------------------------------------------------------
     Strategic Theme Series              17.16%             14.28%
     ---------------------------------------------------------------------------
     S&P MidCap 400 Index*               32.27%             26.93%
     ---------------------------------------------------------------------------
     S&P 500 Stock Index**               33.38%             28.50%
     ---------------------------------------------------------------------------


This chart assumes an initial gross investment of $10,000 made on 1/29/96 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

 * The S&P MidCap 400 is an unmanaged index composed of companies with market capitalizations between $300 million and $5 billion.
** The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance.


                            SCHEDULE OF INVESTMENTS
                               December 31, 1997


                                                      SHARES           VALUE
                                                     ---------        -------
COMMON STOCKS--86.0%
Banks--Midwest--2.5%
  U.S. Bancorp ..............................         10,500        $1,175,344
                                                                    ----------
Banks--Southeast--1.1%
  Union Planters Corp. ......................          8,000           543,500
                                                                    ----------
Banks--Super Regional--0.9%
  Wachovia Corp. ............................          5,500           446,188
                                                                    ----------
Commercial--Leasing Companies--2.1%
  Avis Rent A Car, Inc. (b) .................         25,000           798,437
  Budget Group, Inc. (b) ....................          5,800           200,463
                                                                    ----------
                                                                       998,900
                                                                    ----------
Computer--Services--7.8%
  America Online, Inc. (b) ..................         10,500           936,469
  Ciber, Inc. (b) ...........................         12,500           725,000
  Excite, Inc. (b) ..........................         30,500           915,000
  Shared Medical Systems Corp. ..............          7,000           462,000
  Yahoo!, Inc. (b) ..........................         10,000           692,500
                                                                    ----------
                                                                     3,730,969
                                                                    ----------
Computer--Software--10.2%
  Citrix Systems, Inc. (b) ..................          7,000           532,000
  Compuware Corp. (b) .......................         23,000           736,000
  Intuit, Inc. (b) ..........................         25,000         1,031,250
  Keane, Inc. (b) ...........................         12,000           487,500
  PeopleSoft, Inc. (b) ......................         33,500         1,306,500
  Platinum Technology, Inc. (b) .............         27,000           762,750
                                                                    ----------
                                                                     4,856,000
                                                                    ----------
Electric--Semiconductor Equipment--0.9%
  Novellus Systems, Inc. (b) ................         14,000           452,375
                                                                    ----------
Electric--Semiconductor Manufacturing--1.0%
  Micron Technology, Inc. (b) ...............         18,000           468,000
                                                                    ----------


                                                      SHARES          VALUE
                                                -----------------   ------------
Finance--Mortgage and Related Services--1.0%
  FNMA ......................................          8,500        $  485,031
                                                                    ----------
Finance--Savings & Loan--2.0%
  Ahmanson (H.F.) & Co. .....................          7,500           502,031
  Ocwen Financial Corp. (b) .................         17,000           432,437
                                                                    ----------
                                                                       934,468
                                                                    ----------
Insurance--Diversified--1.9%
  Transamerica Corp. ........................          4,000           426,000
  Travelers Group, Inc. .....................          8,500           457,937
                                                                    ----------
                                                                       883,937
                                                                    ----------
Insurance--Life--1.5%
  Lincoln National Corp. ....................          6,300           492,187
  Protective Life Corp. .....................          4,000           239,000
                                                                    ----------
                                                                       731,187
                                                                    ----------
Insurance--Property/Casualty/Title--2.9%
  Allstate Corp. ............................          8,200           745,175
  General Re Corp. ..........................          3,000           636,000
                                                                    ----------
                                                                     1,381,175
                                                                    ----------
Medical--Biomed/Genetics--3.2%
  Biogen, Inc. (b) ..........................         13,000           472,875
  Incyte Pharmaceuticals, Inc. (b) ..........         14,000           630,000
  Transkaryotis Therapies, Inc. (b) .........         11,600           407,450
                                                                    ----------
                                                                     1,510,325
                                                                    ----------
Medical--Ethical Drugs--4.2%
  Lilly (Eli) & Co. .........................         15,000         1,044,375
  Pfizer, Inc. ..............................         13,000           969,312
                                                                    ----------
                                                                     2,013,687
                                                                    ----------
Medical--Instruments--3.3%
  Medtronic, Inc. ...........................         18,000           941,625
  Sofamor Danek Group, Inc. (b) .............         10,000           650,625
                                                                    ----------
                                                                     1,592,250
                                                                    ----------
Medical--Products--4.0%
  Guidant Corp. .............................         16,000           996,000
  Sepracor, Inc. (b) ........................         23,000           921,437
                                                                    ----------
                                                                     1,917,437
                                                                    ----------


                       See Notes to Financial Statements

                             STRATEGIC THEME SERIES

                                                     SHARES         VALUE
                                                  -----------   -------------
Medical/Dental--Supplies--2.3%
  Safeskin Corp. (b) ..........................      19,500      $ 1,106,625
                                                                 -----------
Oil & Gas--Drilling--1.8%
  Diamond Offshore Drilling, Inc. .............      10,000          481,250
  Noble Drilling Corp. (b) ....................      12,000          367,500
                                                                 -----------
                                                                     848,750
                                                                 -----------
Oil & Gas--Field Services--2.8%
  Halliburton Co. .............................       9,000          467,437
  Schlumberger Ltd. ...........................      10,500          845,250
                                                                 -----------
                                                                   1,312,687
                                                                 -----------
Oil & Gas--U.S. Exploration & Production--1.0%
  Cross Timbers Oil Co. .......................       6,100          152,119
  Houston Exploration Co. (The) (b) ...........      17,000          312,375
                                                                 -----------
                                                                     464,494
                                                                 -----------
Real Estate Operations--0.4%
  Tower Realty Trust, Inc. ....................       7,700          189,613
                                                                 -----------
Retail--Discount & Variety--0.5%
  Consolidated Stores Corp. (b) ...............       5,000          219,688
                                                                 -----------
Retail--Home Furnishings--1.0%
  Ethan Allen Interiors, Inc. .................      12,000          462,750
                                                                 -----------
Retail--Major Discount Chains--0.5%
  Costco Companies, Inc. (b) ..................       5,500          245,438
                                                                 -----------
Retail/Wholesale--Building Products--1.0%
  Home Depot, Inc. ............................       8,000          471,000
                                                                 -----------
Telecommunications--Equipment--1.5%
  Ciena Corp. (b) .............................      11,500          702,938
                                                                 -----------
Telecommunications--Services--5.9%
  AT&T Corp. ..................................      28,000        1,715,000
  ITC DeltaCom, Inc. (b) ......................       6,000           99,000
  Teleport Communications Group, Inc.
    Class A (b) ...............................      18,000          987,750
                                                                 -----------
                                                                   2,801,750
                                                                 -----------
Transportation--Airline--10.3%
  AMR Corp. (b) ...............................       8,000        1,028,000
  Alaska Air Group, Inc. (b) ..................      12,500          484,375
  Comair Holdings, Inc. .......................      18,000          434,250
  Delta Air Lines, Inc. .......................       8,000          952,000
  Southwest Airlines Co. ......................      28,500          701,812
  U.S. Airways Group, Inc. (b) ................      20,500        1,281,250
                                                                 -----------
                                                                   4,881,687
                                                                 -----------
Transportation--Services--1.5%
  C.H. Robinson Worldwide, Inc. ...............      33,000          738,375
                                                                 -----------
Utility--Electric Power--4.1%
  Boston Edison Co. ...........................       6,000          227,250
  Consolidated Edison Company of New York,
    Inc. ......................................      12,000          492,000
  IPALCO Enterprises, Inc. ....................       6,000          251,625
  Minnesota Power & Light Co. .................       5,500          239,594
  New York State Electric & Gas Corp. .........      14,000          497,000
  PG&E Corp. ..................................       8,000          243,500
                                                                 -----------
                                                                   1,950,969
                                                                 -----------


                                                     SHARES         VALUE
                                                  -----------   -------------
Utility--Telephone--0.9%
  Ameritech Corp. .............................       5,500      $   442,750
                                                                 -----------
TOTAL COMMON STOCKS
  (Identified cost $38,081,291) ...............................   40,960,287
                                                                 -----------
FOREIGN COMMON STOCKS--1.2%
Electric--Semiconductor Equipment--1.0%
  ASM Lithography Holding NV
    (Netherlands) (b) .........................       7,500          506,250
                                                                 -----------
Oil & Gas--Drilling--0.2%
  Precision Drilling Corp. (Canada) (b) .......       3,500           85,313
                                                                 -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $575,255) ..............................          591,563
                                                                 -----------
TOTAL LONG-TERM INVESTMENTS--87.2%
  (Identified cost $38,656,546) ...............................   41,551,850
                                                                 -----------


                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                        (Unaudited)     (000)
                                       -------------  ---------
SHORT-TERM OBLIGATIONS--22.8%
Commercial Paper--20.5%
  Koch Industries, Inc. 6.70%,
    1/2/98 ........................... A-1+            $1,295        1,294,759
  Sara Lee Corp. 6.05%, 1/7/98 ....... A-1+             1,000          998,992
  Greenwich Funding Corp.
    5.91%, 1/9/98 .................... A-1+               345          344,547
  Receivables Capital Corp.
    5.90%, 1/9/98 .................... A-1+               835          833,905
  Exxon Imperial U.S., Inc. 5.82%,
    1/13/98 .......................... A-1+             1,015        1,013,031
  Corporate Receivables Corp.
    6.08%, 1/14/98 ................... A-1                360          359,210
  Receivables Capital Corp.
    6.25%, 1/16/98 ................... A-1+             1,000          997,396
  Coca-Cola Co. 5.75%, 1/21/98 ....... A-1+             1,110        1,106,454
  Corporate Asset Funding Co.,
    Inc. 6%, 1/21/98 ................. A-1+             1,290        1,285,700
  CXC, Inc. 6.03%, 1/27/98 ........... A-1+             1,540        1,533,293
                                                                     ---------
                                                                     9,767,287
                                                                     ---------
Federal Agency Securities--2.3%
  FHLMC 5.75%, 1/22/98 ...............                     84           83,718
  FHLMC 5.63%, 2/18/98 ...............                  1,000          992,493
                                                                     ---------
                                                                     1,076,211
                                                                     ---------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $10,843,498) .............................      10,843,498
                                                                   ----------
TOTAL INVESTMENTS--110.0%
  (Identified cost $49,500,044) .............................      52,395,348(a)
  Cash and receivables, less liabilities--(10.0%) ...........      (4,775,837)
                                                                   ----------
NET ASSETS--100.0% ..........................................     $47,619,511
                                                                  ===========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,236,891 and gross depreciation of $665,645 for income tax purposes. At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $49,824,102.
(b) Non-income producing.


                       See Notes to Financial Statements

                             STRATEGIC THEME SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997


Assets
Investment securities at value (Identified cost $49,500,044) .....................    $ 52,395,348
Cash .............................................................................             696
Receivables
 Interest and dividends ..........................................................          21,865
 Fund shares sold ................................................................           4,640
                                                                                      ------------
  Total assets ...................................................................      52,422,549
                                                                                      ------------
Liabilities
Payables
 Investment securities purchased .................................................       4,722,034
 Investment advisory fee .........................................................           3,340
 Trustees' fee ...................................................................           3,086
 Financial agent fee .............................................................           2,343
 Accrued expenses ................................................................          72,235
                                                                                      ------------
  Total liabilities ..............................................................       4,803,038
                                                                                      ------------
Net Assets .......................................................................    $ 47,619,511
                                                                                      ============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest ................................    $ 46,329,596
 Accumulated net realized loss ...................................................      (1,605,389)
 Net unrealized appreciation .....................................................       2,895,304
                                                                                      ------------
Net Assets .......................................................................    $ 47,619,511
                                                                                      ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .       4,208,172
                                                                                      ============
Net asset value and offering price per share .....................................    $      11.32
                                                                                      ============


STATEMENT OF OPERATIONS
For the year ended December 31, 1997


Investment Income
 Interest ................................................................    $  372,110
 Dividends ...............................................................       174,274
                                                                              ----------
  Total investment income ................................................       546,384
                                                                              ----------
Expenses
 Investment advisory fee .................................................       289,018
 Financial agent fee .....................................................        23,121
 Printing ................................................................        49,183
 Custodian ...............................................................        25,202
 Professional ............................................................        25,070
 Trustees ................................................................        20,039
 Miscellaneous ...........................................................         7,287
                                                                              ----------
  Total expenses .........................................................       438,920
  Less expense borne by investment adviser ...............................       (53,563)
                                                                              ----------
  Net expenses ...........................................................       385,357
                                                                              ----------
Net investment income ....................................................       161,027
                                                                              ----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities .........................................     4,405,157
 Net realized loss on written options ....................................      (111,241)
 Net change in unrealized appreciation (depreciation) on investments .....     1,374,168
                                                                              ----------
Net gain on investments ..................................................     5,668,084
                                                                              ----------
Net increase in net assets resulting from operations .....................    $5,829,111
                                                                              ==========


                       See Notes to Financial Statements

                             STRATEGIC THEME SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                            From Inception
                                                                                         Year Ended        January 29, 1996
                                                                                     December 31, 1997     December 31, 1996
                                                                                    -------------------   ------------------
From Operations
 Net investment income ..........................................................      $     161,027        $      94,091
 Net realized gain (loss) .......................................................          4,293,916             (438,134)
 Net change in unrealized appreciation (depreciation) ...........................          1,374,168            1,521,136
                                                                                       -------------        -------------
 Net increase in net assets resulting from operations ...........................          5,829,111            1,177,093
                                                                                       -------------        -------------
From Distributions to Shareholders
 Net investment income ..........................................................           (161,027)             (94,091)
 Net realized gains .............................................................         (4,293,916)                  --
 In excess of net realized gains ................................................         (1,167,255)                  --
 Tax return of capital ..........................................................            (23,025)             (21,960)
                                                                                       -------------        -------------
 Decrease in net assets from distributions to shareholders ......................         (5,645,223)            (116,051)
                                                                                       -------------        -------------
From Share Transactions
 Proceeds from sales of shares (2,325,529 and 3,425,481 shares, respectively) ...         27,902,960           36,431,726
 Net asset value of shares issued from reinvestment of distributions (504,343 and
  10,456 shares, respectively) ..................................................          5,645,223              116,051
 Cost of shares repurchased (987,193 and 1,070,444 shares, respectively) ........        (12,084,569)         (11,636,810)
                                                                                       -------------        -------------
 Increase in net assets from share transactions .................................         21,463,614           24,910,967
                                                                                       -------------        -------------
 Net increase in net assets .....................................................         21,647,502           25,972,009
Net Assets
 Beginning of period ............................................................         25,972,009                    0
                                                                                       -------------        -------------
 End of period (including undistributed net investment income of $0 and $0,
  respectively) .................................................................      $  47,619,511        $  25,972,009
                                                                                       =============        =============


FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                        Year          From Inception
                                                        Ended           1/29/96 to
                                                      12/31/97           12/31/96
                                                  ----------------   ---------------
Net asset value, beginning of period ..........      $10.98            $10.00
Income from investment operations
 Net investment income ........................        0.05(2)           0.04(2)
 Net realized and unrealized gain .............        1.82              0.99
                                                     -------           -------
  Total from investment operations ............        1.87              1.03
                                                     -------           -------
Less distributions
 Dividends from net investment income .........       (0.05)            (0.04)
 Dividends from net realized gains ............       (1.16)               --
 In excess of net realized gains ..............       (0.31)               --
 Tax return of capital ........................       (0.01)            (0.01)
                                                     -------           -------
  Total distributions .........................       (1.53)            (0.05)
                                                     -------           -------
Change in net asset value .....................        0.34              0.98
                                                     -------           -------
Net asset value, end of period ................      $11.32            $10.98
                                                     =======           =======
Total return ..................................       17.16%            10.33%(3)
Ratios/supplemental data:
Net assets, end of period (thousands) .........     $47,620           $25,972
Ratio to average net assets of:
 Operating expenses ...........................        1.00%             1.00%(1)
 Net investment income ........................        0.42%             0.64%(1)
Portfolio turnover rate .......................         642%              391%(3)
Average commission rate paid(4) ...............     $0.0579           $0.0587

(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.02 and $0.02 per share, respectively.
(3) Not annualized.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                       See Notes to Financial Statements

                            ABERDEEN NEW ASIA SERIES

INVESTOR PROFILE

     Aberdeen New Asia Series is designed for aggressive, long-term investors who seek maximum growth potential and greater diversification. Investors should note that foreign investments pose added risks, such as currency fluctuation, less public information and political and economic uncertainty. There are also additional risks inherent in investing in a single sector.


INVESTMENT REVIEW

     For the 12 months ended December 31, 1997, Phoenix New Asia Series was down 32.39%, while the MSCI AC Asia Pacific ex Japan Index declined 32.64%. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     The Fund suffered from recent events in Southeast Asia as signs of cracks in the Asian economic miracle began to emerge in late October. Thailand's problems have been part political and part economic. Poor lending practices have continued unchecked with funds channeled into non-productive assets, such as property. As the economy has slowed, the corporate sector has been left with a large debt, and many of the finance houses are technically bankrupt. Although the economy will slow dramatically and corporate earnings will plummet, as investors our emphasis must be on the quality of business, management and financials.

     Thailand's crisis has had a ripple effect throughout Southeast Asia, causing a fallout in stock markets and currencies in Indonesia, Korea, Malaysia and the Philippines. The question now is whether "Asia's financial crisis" is deeper than first believed. Our view is that it remains country specific. The currency shocks throughout Southeast Asia have shown governments that access to international capital markets cannot be on their own terms. We have also been wary of the region's obsession with mega projects and the belief that property values can only rise in value.

     There are signs of a slowing Chinese economy, and inflation has turned to disinflation in recent months, pointing to problematic domestic demand. Hong Kong has not escaped the decelerating forces in the other regional economies. Although the government has successfully managed to maintain the Hong Kong dollar peg, we expect it to disappear some time soon as the economic cost is too great. It has already caused a 20% correction in property prices and held back corporate earnings.

     The economies of Australia and New Zealand boast a generally strong corporate and public sector. Our investments in these areas have performed well during this reporting period. Our holdings are concentrated in the industrial, commercial and financial sectors, not the resources sector.


OUTLOOK

     We believe that the turnaround in stock markets and in economies can be rapid simply because the affected countries do not have the strength to resist. Southeast Asia's economy may begin to improve in 18 months or more, but sooner in terms of the stock markets. Asia will stop short of a market meltdown. Once currencies find a level, prices settle and interest rates fall, liquidity will improve. With currencies nearer their true value, the "tigers" have an opportunity to compete once again.

     Looking forward, the key is to be selective and identify those companies that are well-managed, have good products and manage their finances sensibly. As the cycle turns in Asia's favor, these companies will emerge even stronger.


[TABULAR REPRESENTATION OF LINE CHART]


          MSCI AC Asia Pacific     Aberdeen New Asia
             Ex Japan Index*            Series

9/17/96          $10,000               $10,000
12/31/96          10,385                10,016
12/31/97           6,995                 6,772



     Average Annual Total Returns for Periods Ending 12/31/97

                                      From
                                    Inception
                                   9/17/96 to
                                 1 Year 12/31/97
     ---------------------------------------------------------------------------
     Aberdeen New Asia Series              -32.39%            -26.12%
     ---------------------------------------------------------------------------
     MSCI AC Asia Pacific Ex Japan Index*  -32.64%            -24.24%
     ---------------------------------------------------------------------------


This chart assumes an initial gross investment of $10,000 made on 9/17/96 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

*Morgan Stanley Capital International All Country Asia Pacific (excluding Japan)
 Index is a market-value weighted average of the performance of securities listed on the stock exchanges of 14 countries in Asia and the Pacific Basin. Performance is calculated on a total return basis, as reported by Frank Russell Company.

                           ABERDEEN NEW ASIA SERIES

                            SCHEDULE OF INVESTMENTS
                               December 31, 1997



                                                         SHARES        VALUE
                                                       ----------- -------------
COMMON STOCKS--87.0%
 Australia--18.2%
  Australian Gas Light Co. Ltd. (Utility-Gas) ........     50,000   $   348,602
  BRL Hardy Ltd. (Beverages) .........................    157,500       484,702
  Commonwealth Bank of Australia (Banks) .............     25,000       286,701
  Pacifica Group Ltd. (Miscellaneous) ................     60,000       198,840
  QBE Insurance Group Ltd. (Insurance) ...............    112,500       506,312
                                                                    -----------
                                                                      1,825,157
                                                                    -----------
Hong Kong--20.6%
  CDL Hotels International Ltd. (Hotels) .............    700,000       212,307
  Giordano International Ltd. (Retail) ...............    400,000       138,097
  Hongkong Electric Holdings Ltd.
    (Utility-Electric) ...............................    110,000       418,097
  Manhattan Card Co. Ltd. (Consumer Finance)              700,000       246,186
  National Mutual Asia Ltd. (Insurance) ..............    450,000       447,201
  Smartone Telecommunications (Utility-
    Telephone) .......................................    100,000       192,948
  Swire Pacific Ltd. Class B (Miscellaneous) .........    400,000       405,255
                                                                    -----------
                                                                      2,060,091
                                                                    -----------
India--8.3%
  Grasim Industries Ltd. Sponsored GDR 144A
    (Basic Materials) (c) ............................     22,600       246,340
  Industrial Credit & Investment Corporation of
    India Ltd Sponsored GDR (Diversified
    Financial Services) ..............................     45,000       585,000
                                                                    -----------
                                                                        831,340
                                                                    -----------
Indonesia--3.9%
  PT Bank Bali (Banks) ...............................    370,000        45,452
  PT Duta Anggada Realty TBK (Property) ..............    200,000         7,279
  PT Indosat TBK (Utility-Telephone) .................    180,000       334,132
                                                                    -----------
                                                                        386,863
                                                                    -----------
Malaysia--4.0%
  AMMB Holdings Berhad (Diversified Financial
    Services) ........................................     50,000        32,757
  Malaysian Oxygen Berhad (Chemical) .................     80,000       178,815
  Muhibbah Engineering (M) Berhad (Engineering
    & Construction) ..................................     85,000        54,595
  Rashid Hussain Berhad (Diversified Financial
    Services) ........................................     50,000        38,794
  Sime UEP Properties Berhad (Property) ..............    180,000        96,190
                                                                    -----------
                                                                        401,151
                                                                    -----------
New Zealand--2.4%
  Telecom Corporation of New Zealand Ltd.
    (Utility-Telephone) ..............................     50,000       242,437
                                                                    -----------
Philippines--7.7%
  Ayala Land, Inc. Class B (Engineering &
    Construction) ....................................    575,000       230,583
  Bank of the Philippine Islands (Banks) .............     20,000        44,613
  La Tondena Distillers, Inc. (Beverages) ............    175,000        81,143
  Manila Electric Co. (Electric Companies) ...........      9,000        30,226
  Philippine Long Distance Telephone Co.
    Sponsored ADR (Utility-Telephone) ................     17,000       382,500
                                                                    -----------
                                                                        769,065
                                                                    -----------
Singapore--9.0%
  Clipsal Industries Ltd. (Electrical Equipment) .....    100,000       128,000
  Robinson & Co. Ltd. (Retail) .......................    108,000       384,593
  Rothmans Industries Ltd. (Tobacco) .................     75,000       391,715
                                                                    -----------
                                                                        904,308
                                                                    -----------


                                                         SHARES        VALUE
                                                       ----------- -------------
South Korea--0.9%
  Samsung Electronics Sponsored GDR 144A
    Non-Voting Shares (Electronics) (c) ..............     15,000   $    93,750
                                                                    -----------
Sri Lanka--1.4%
  National Development Bank Ltd. (Banks) (b) .........     36,500       135,808
                                                                    -----------
Taiwan--4.0%
  Standard Foods Taiwan Ltd. GDR Reg S
    (Retail-Food) (b) ................................     35,000       402,500
                                                                    -----------
Thailand--3.5%
  Bangkok Bank Public Co. Ltd. (Banks) ...............     40,000        99,692
  Ruam Pattana Fund II (Closed End Mutual Fund).......  1,250,000       127,211
  Siam Commercial Bank Public Co. Ltd. (Banks) .......    106,666       121,844
                                                                    -----------
                                                                        348,747
                                                                    -----------
United Kingdom--3.1%
  HSBC Holdings PLC (Banks) ..........................     12,000       310,219
                                                                    -----------
TOTAL COMMON STOCKS
  (Identified cost $13,074,969) ................................      8,711,436.
                                                                    -----------
WARRANTS--0.0%
Malaysia--0.0%
  AMMB Holdings Berhad Warrants (Diversified
    Financial Services) (b) ..........................      6,000           462
                                                                    -----------
Thailand--0.0%
  Siam Commercial Bank Public Co. Ltd.
    Warrants (Banks) .................................     26,666             0
                                                                    -----------
TOTAL WARRANTS
  (Identified cost $0)...........................................           462
                                                                    -----------


                                                    STANDARD
                                                    & POOR'S       PAR
                                                     RATING       VALUE
                                                  (Unaudited)     (000)
                                                 ------------- -----------
CONVERTIBLE BONDS--0.0%
Malaysia--0.0%
  AMMB Holdings Berhad (ICULS)
    Cv. 7.50%, 5/8/02 (Diversified
    Financial Services) ........................ NR        60(d)     4,008
                                                                     -----
TOTAL CONVERTIBLE BONDS
  (Identified cost $24,024)..................................        4,008
                                                                     -----
NON-CONVERTIBLE BONDS--0.1%
Malaysia--0.1%
  AMMB Holdings Berhad 5%, 5/13/02
    (Diversified Financial Services) ........... NR        60(d)     7,091
                                                                     -----
TOTAL NON-CONVERTIBLE BONDS
  (Identified cost $24,024)..................................        7,091
                                                                     -----
TOTAL LONG-TERM INVESTMENTS--87.1%
  (Identified cost $13,123,017)..............................    8,722,997
                                                                 ---------
SHORT-TERM OBLIGATIONS--10.0%
  Aubrey G. Lanston & Co., Inc. repurchase
    agreement, 5.75%, dated 12/31/97 due
    1/2/98, repurchase price $1,000,319,
    collateralized by U.S. Treasury Note
    6.25%, 6/30/98, market value $1,021,132            $1,000    1,000,000
                                                                 ---------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,000,000)...............................    1,000,000
                                                                 ---------
TOTAL INVESTMENTS--97.1%
  (Identified cost $14,123,017)..............................    9,722,997(a)
  Cash and receivables, less liabilities--2.9% ..............      293,705
                                                               -----------
NET ASSETS--100.0% ..........................................  $10,016,702
                                                               ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $398,772 and gross depreciation of $4,949,287 for income tax purposes. At December 31, 1997 the aggregate cost of securities for federal income tax purposes was $14,273,512.
(b) Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At December 31, 1997, these securities amounted to a value of $340,090 or 3.4% of net assets.
(d) Par value represents Malaysian Ringgits.


                       See Notes to Financial Statements

                            ABERDEEN NEW ASIA SERIES


                            INDUSTRY DIVERSIFICATION
          As a Percentage of Total Value of Total Long-Term Investments
                                   (Unaudited)


    Banks ..................................    12.0%
    Basic Materials ........................     2.8
    Beverages ..............................     6.5
    Chemical ...............................     2.0
    Closed End Mutual Fund .................     1.5
    Consumer Finance .......................     2.8
    Diversified Financial Services .........     7.7
    Electric Companies .....................     0.3
    Electrical Equipment ...................     1.5
    Electronics ............................     1.1
    Engineering & Construction .............     3.3
    Hotels .................................     2.4
    Insurance ..............................    10.9
    Miscellaneous ..........................     6.9
    Property ...............................     1.2
    Retail .................................     6.0
    Retail-Food ............................     4.6
    Tobacco ................................     4.5
    Utility-Electric .......................     4.8
    Utility-Gas ............................     4.0
    Utility-Telephone ......................    13.2
                                               -----
                                               100.0%
                                               =====


                       See Notes to Financial Statements

                            ABERDEEN NEW ASIA SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997


Assets
Investment securities at value (Identified cost $14,123,017) .....................     $ 9,722,997
Foreign currency at value (Identified cost $7,445)................................           7,445
Cash .............................................................................          57,058
Receivables
 Investment securities sold ......................................................         278,311
 Dividends and interest ..........................................................          17,972
 Fund shares sold ................................................................             425
 Tax reclaim .....................................................................             150
                                                                                       -----------
  Total assets ...................................................................      10,084,358
                                                                                       -----------
Liabilities
Payables
 Investment advisory fee .........................................................           4,914
 Trustees' fee ...................................................................           4,365
 Financial agent fee .............................................................           1,633
 Accrued expenses ................................................................          56,744
                                                                                       -----------
  Total liabilities ..............................................................          67,656
                                                                                       -----------
Net Assets .......................................................................     $10,016,702
                                                                                       ===========
Net Assets Consist of:
 Capital paid in on shares of beneficial interest ................................     $15,094,871
 Distributions in excess of net investment income ................................        (159,799)
 Accumulated net realized loss ...................................................        (513,917)
 Net unrealized depreciation .....................................................      (4,404,453)
                                                                                       -----------
Net Assets .......................................................................     $10,016,702
                                                                                       ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .       1,555,458
                                                                                       ===========
Net asset value and offering price per share .....................................           $6.44
                                                                                       ===========


STATEMENT OF OPERATIONS
For the year ended December 31, 1997

Investment Income
 Dividends ..............................................................................     $   351,842
 Interest ...............................................................................          55,368
 Foreign taxes withheld .................................................................         (33,831)
                                                                                              -----------
  Total investment income ...............................................................         373,379
                                                                                              -----------
Expenses
 Investment advisory fee ................................................................         129,766
 Financial agent fee ....................................................................           7,786
 Custodian ..............................................................................          59,952
 Trustees ...............................................................................          20,505
 Professional ...........................................................................          20,486
 Printing ...............................................................................          17,972
 Miscellaneous ..........................................................................           3,338
                                                                                              -----------
  Total expenses ........................................................................         259,805
  Less expenses borne by investment adviser .............................................         (97,597)
                                                                                              -----------
  Net expenses ..........................................................................         162,208
                                                                                              -----------
Net investment income ...................................................................         211,171
                                                                                              -----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized loss on securities ........................................................        (513,917)
 Net realized loss on foreign currency transactions .....................................         (12,179)
 Net change in unrealized appreciation (depreciation) on investments ....................      (4,377,468)
 Net change in unrealized appreciation (depreciation) on foreign currency and foreign
  currency transactions                                                                       ------------
                                                                                                   (4,383)
Net loss on investments .................................................................      (4,907,947)
                                                                                              -----------
Net decrease in net assets resulting from operations ....................................    ($ 4,696,776)
                                                                                              ===========


                       See Notes to Financial Statements

                            ABERDEEN NEW ASIA SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                Year Ended
                                                                                            December 31, 1997
                                                                                           -------------------
From Operations
 Net investment income ...................................................................    $    211,171
 Net realized gain (loss) ................................................................        (526,096)
 Net change in unrealized appreciation (depreciation) ....................................      (4,381,851)
                                                                                              ------------
 Net increase (decrease) in net assets resulting from operations .........................      (4,696,776)
                                                                                              ------------
From Distributions to Shareholders
 Net investment income ...................................................................        (211,171)
 Net realized gains ......................................................................          (6,760)
 In excess of net investment income ......................................................        (143,676)
 Tax return of capital ...................................................................         (76,927)
                                                                                              ------------
 Decrease in net assets from distributions to shareholders ...............................        (438,534)
                                                                                              ------------
From Share Transactions
 Proceeds from sales of shares (1,188,914 and 1,343,657 shares, respectively) ............      10,623,009
 Net asset value of shares issued from reinvestment of distributions (66,703 and 5,928
  shares, respectively) ..................................................................         438,534
 Cost of shares repurchased (862,809 and 186,935 shares, respectively) ...................      (7,494,737)
                                                                                              ------------
 Increase in net assets from share transactions ..........................................       3,566,806
                                                                                              ------------
 Net increase (decrease) in net assets ...................................................      (1,568,504)
Net Assets
 Beginning of period .....................................................................      11,585,206
                                                                                              ------------
 End of period (including distributions in excess of net investment income of
  ($159,799) and ($3,944), respectively) .................................................    $ 10,016,702
                                                                                              ============



                                                                                               From Inception
                                                                                            September 17, 1996 to
                                                                                              December 31, 1996
                                                                                           ----------------------
From Operations
 Net investment income ...................................................................      $     58,378
 Net realized gain (loss) ................................................................             3,328
 Net change in unrealized appreciation (depreciation) ....................................           (22,602)
                                                                                                ------------
 Net increase (decrease) in net assets resulting from operations .........................            39,104
                                                                                                ------------
From Distributions to Shareholders
 Net investment income ...................................................................           (58,378)
 Net realized gains ......................................................................                --
 In excess of net investment income ......................................................              (512)
 Tax return of capital ...................................................................                --
                                                                                                ------------
 Decrease in net assets from distributions to shareholders ...............................           (58,890)
                                                                                                ------------
From Share Transactions
 Proceeds from sales of shares (1,188,914 and 1,343,657 shares, respectively) ............        13,400,256
 Net asset value of shares issued from reinvestment of distributions (66,703 and 5,928
  shares, respectively) ..................................................................            58,890
 Cost of shares repurchased (862,809 and 186,935 shares, respectively) ...................        (1,854,154)
                                                                                                ------------
 Increase in net assets from share transactions ..........................................        11,604,992
                                                                                                ------------
 Net increase (decrease) in net assets ...................................................        11,585,206
Net Assets
 Beginning of period .....................................................................                 0
                                                                                                ------------
 End of period (including distributions in excess of net investment income of
  ($159,799) and ($3,944), respectively) .................................................      $ 11,585,206
                                                                                                ============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                  From Inception
                                                     Year Ended     9/17/96 to
                                                      12/31/97       12/31/96
                                                  --------------- ---------------
Net asset value, beginning of period ..........      $9.96            $10.00
Income from investment operations
 Net investment income ........................       0.15(1)           0.05(1)
 Net realized and unrealized gain (loss) ......      (3.36)            (0.04)
                                                    -------          --------
  Total from investment operations ............      (3.21)             0.01
                                                    -------          --------
Less distributions
 Dividends from net investment income .........      (0.15)            (0.05)
 Dividends from net realized gains ............      (0.01)              --
 In excess of net investment income ...........      (0.10)              --
 Tax return of capital ........................      (0.05)              --
                                                    -------          --------
  Total distributions .........................      (0.31)            (0.05)
                                                    -------          --------
Change in net asset value .....................      (3.52)            (0.04)
                                                    -------          --------
Net asset value, end of period ................      $6.44             $9.96
                                                    =======          ========
Total return ..................................     (32.39)%            0.16%(3)
Ratios/supplemental data:
Net assets, end of period (thousands) .........    $10,017           $11,585
Ratio to average net assets of:
 Operating expenses ...........................       1.25%             1.25%(2)
 Net investment income ........................       1.63%             2.40%(2)
Portfolio turnover rate .......................         27%                2%(3)
Average commission rate paid(4) ...............    $0.0109           $0.0109

(1) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.03 per share, respectively.
(2) Annualized. (3) Not annualized.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                        See Notes to Financial Statements

                             ENHANCED INDEX SERIES

INVESTMENT REVIEW

     Since its inception in July 1997, the Fund has returned 5.83% compared with 5.67% for the S&P 500 Index. All performance figures assume reinvestment of dividends and are net of fees.

     The Fund underperformed its benchmark in the fourth quarter, 2.61% versus 2.84% as the market returned to the large-cap domination. Because of the Fund's sector and style neutral construction, the weakness can be attributed entirely to stock selection, particularly in the telephone and retail sectors. While our strategy constrains each stock's relative weight in the portfolio, limiting the impact of each purchase decision, a few holdings were worth noting.

     In the telephone sector, an overweighted position in Worldcom and underweighted position in AT&T held back performance. Worldcom shares suffered from the second round of bidding for MCI, although strategically this company is the best-positioned and has the best managerial track record for achieving merger synergies. We believe they will be the best performing telephone stock in 1998 as they capture proportionately more revenue in Internet, local and long distance. AT&T, a laggard in the first half of 1997, has rallied on the cost-cutting reputation of its new CEO, Michael Armstrong, and the prospects of a merger as industry consolidation continues.

     In the retail sector, overweighted positions in Sears and Toys "R" Us contributed to the performance shortfall. Sears fell sharply in October when the company warned that fourth-quarter results might be disappointing as more customers fell behind in credit card payments. Weakness in Toys "R" Us stemmed from overblown rumors over a poor Christmas shopping season. However, strong sales in the final week of the year helped the company meet earnings expectations.

     Good stock selection in the drug sector was a positive contributor to results. The single most successful decision was to underweight Merck & Co. That allowed us to overweight Schering-Plough and Warner-Lambert, which both had excellent results. Schering-Plough had been a neglected stock with solid management and an enormously successful allergy drug, Claritin. Warner-Lambert had two of the most successful drug launches ever this year, with Lipitor (a cholesterol drug) and Rezulin (a diabetes drug), far exceeding analysts' sales estimates. The stock gave back some of its gains in December but remains attractive. Stock selection in the financial services and consumer staple sectors also contributed positively to the portfolio, in particular holdings in Green Tree Acceptance and Archer-Daniels-Midland.


OUTLOOK

     We expect moderately lower growth and higher inflation next year. Gross domestic product should grow at a more trend-like rate of 2.7% in 1998, down from approximately 3.7% in 1997. We believe inflation will tick up to 2.25% from 1.8% last year as wage pressures begin to be felt during this latter stage of prolonged economic expansion. Accordingly, we expect after-tax corporate operating profit growth to fall from 12% this year to 7% next year.

     Going forward, we will continue to invest in attractively valued stocks where we have a high degree of confidence in our forecasts, where we can identify events that can cause value to be realized and where a compelling risk/reward tradeoff can be offered.


     Total Returns for Period Ending 12/31/97
                                                From
                                             Inception
                                             7/15/97 to
                                              12/31/97
     --------------------------------------------------
     Enhanced Index Series                     5.83%
     --------------------------------------------------
     S&P 500 Stock Index*                      5.67%
     --------------------------------------------------

* The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance.

                             ENHANCED INDEX SERIES

                            SCHEDULE OF INVESTMENTS
                               December 31, 1997




                                              SHARES          VALUE
                                             ----------      -------
COMMON STOCKS--92.4%
Aerospace/Defense--1.2%
  Boeing Co. .............................      6,600      $  322,987
  General Motors Corp. Class H ...........      1,300          48,019
  Sundstrand Corp. .......................        100           5,037
                                                           ----------
                                                              376,043
                                                           ----------
Airlines--0.2%
  AMR Corp. (b) ..........................        400          51,400
  Southwest Airlines Co. .................        900          22,162
                                                           ----------
                                                               73,562
                                                           ----------
Aluminum--0.4%
  Aluminum Company of America ............      1,100          77,412
  Reynolds Metals Co. ....................        500          30,000
                                                           ----------
                                                              107,412
                                                           ----------
Auto Parts & Equipment--0.8%
  Cooper Tire & Rubber Co. ...............        700          17,063
  Dana Corp. .............................        300          14,250
  Echlin, Inc. ...........................        600          21,713
  Genuine Parts Co. ......................      1,600          54,300
  Goodyear Tire & Rubber Co. .............      1,500          95,437
  ITT Industries, Inc. ...................      1,100          34,512
  Lear Corp. (b) .........................        400          19,000
                                                           ----------
                                                              256,275
                                                           ----------
Automobiles--1.2%
  Chrysler Corp. .........................      5,800         204,088
  Ford Motor Co. .........................      2,600         126,587
  General Motors Corp. ...................        500          30,312
                                                           ----------
                                                              360,987
                                                           ----------
Banks (Major Regional)--5.0%
  Associated Banc-Corp ...................        200          11,025
  Banc One Corp. .........................      2,200         119,488
  BankBoston Corp. .......................        600          56,363
  Barnett Banks, Inc. ....................      1,100          79,063
  Charter One Financial, Inc. ............        300          18,938
  City National Corp. ....................        200           7,387
  Colonial BancGroup, Inc. ...............        200           6,887
  Comerica, Inc. .........................        300          27,075
  Compass Bankshares, Inc. ...............        300          13,125
  Crestar Financial Corp. ................        500          28,500
  Deposit Guaranty Corp. .................        200          11,375
  Dime Bancorp, Inc. .....................        500          15,125
  First American Corp. ...................        100           4,975
  First Commerce Corp. ...................        500          33,625
  First of America Bank Corp. ............      1,100          84,837
  First Union Corp. ......................      4,100         210,125
  Firstar Corp. ..........................        500          21,219
  Fleet Financial Group, Inc. ............      1,200          89,925
  Hibernia Corp. Class A .................        600          11,287
  KeyCorp ................................        800          56,650
  Mercantile Bancorporation, Inc. ........        600          36,900
  NationsBank Corp. ......................      2,800         170,275
  Northern Trust Corp. ...................        100           6,975
  Provident Financial Group, Inc. ........        200           9,700
  Republic New York Corp. ................        200          22,837
  Southtrust Corp. .......................        400          25,375
  Sovereign Bancorp, Inc. ................        400           8,300
  Star Banc Corp. ........................        400          22,950
  SunTrust Banks, Inc. ...................        100           7,137
  U.S. Bancorp ...........................        700          78,356
  Union Planters Corp. ...................        200          13,587


                                                         SHARES          VALUE
                                                         ---------     ---------
Banks (Major Regional)--continued
  Valley National Bancorp ...........................        200    $    7,863
  Washington Federal, Inc. ..........................        200         6,288
  Washington Mutual, Inc. ...........................      1,100        70,194
  Wells Fargo & Co. .................................        400       135,775
  Westamerica Bancorporation ........................        100        10,225
                                                                    ----------
                                                                     1,539,731
                                                                    ----------
Banks (Money Center)--2.7%
  BankAmerica Corp. .................................      3,000       219,000
  Bankers Trust New York Corp. ......................        400        44,975
  Chase Manhattan Corp. .............................      1,800       197,100
  Citicorp ..........................................      2,000       252,875
  First Chicago NBD Corp. ...........................      1,300       108,550
                                                                    ----------
                                                                       822,500
                                                                    ----------
Beverages (Alcoholic)--0.4%
  Anheuser-Busch Companies, Inc. ....................      2,500       110,000
                                                                    ----------
Beverages (Non-Alcoholic)--2.7%
  Coca-Cola Co. .....................................      8,500       566,313
  PepsiCo, Inc. .....................................      7,100       258,706
                                                                    ----------
                                                                       825,019
                                                                    ----------
Broadcasting (Television, Radio, & Cable)--0.8%
  Comcast Corp. Special Class A .....................      1,400        44,187
  Tele-Communications TCI Group A (b) ...............      3,300        92,194
  U.S. West Media Group (b) .........................      4,300       124,163
                                                                    ----------
                                                                       260,544
                                                                    ----------
Building Materials--0.1%
  Owens Corning .....................................        500        17,062
                                                                    ----------
Chemicals--2.2%
  Air Products & Chemicals, Inc. ....................        500        41,125
  Dow Chemical Co. ..................................      1,100       111,650
  Du Pont (E.I.) de Nemours & Co. ...................      5,300       318,331
  Lyondell Petrochemical Co. ........................        400        10,600
  Monsanto Co. ......................................      2,800       117,600
  Praxair, Inc. .....................................        700        31,500
  Rohm & Haas Co. ...................................        300        28,725
  Union Carbide Corp. ...............................        600        25,763
                                                                    ----------
                                                                       685,294
                                                                    ----------
Chemicals (Diversified)--0.1%
  PPG Industries, Inc. ..............................        700        39,987
                                                                    ----------
Chemicals (Specialty)--0.2%
  Albemarle Corp. ...................................        200         4,775
  Crompton & Knowles Corp. ..........................        300         7,950
  Cytec Industries, Inc. (b) ........................        200         9,388
  International Flavors & Fragrances, Inc. ..........        500        25,750
  Solutia, Inc. (b) .................................        700        18,681
                                                                    ----------
                                                                        66,544
                                                                    ----------
Commercial Finance--0.1%
  Fremont General Corp. .............................        200        10,950
  National Commerce Bancorporation ..................        200         7,050
  North Fork Bancorporation, Inc. ...................        300        10,069
  Pacific Century Financial Corp. ...................        400         9,900
  Wilmington Trust Corp. ............................        100         6,237
                                                                    ----------
                                                                        44,206
                                                                    ----------
Communications Equipment--1.5%
  360 Communications Co. (b) ........................        600        12,113
  Harris Corp. ......................................        700        32,113
  Lucent Technologies, Inc. .........................      3,100       247,612
  Motorola, Inc. ....................................      3,200       182,600
                                                                    ----------
                                                                       474,438
                                                                    ----------


                       See Notes to Financial Statements

                              ENHANCED INDEX SERIES


                                                   SHARES             VALUE
                                                 ------------     -------------
Computers (Hardware)--3.5%
  Compaq Computer Corp. (b) .....................  4,000            $  225,750
  Dell Computer Corp. (b) .......................  1,700               142,800
  Hewlett Packard Co. ...........................  1,500                93,750
  International Business Machines Corp. (c) .....  5,100               533,268
  Quantum Corp. (b) .............................    700                14,044
  Sun Microsystems, Inc. (b) ....................  2,000                79,750
                                                                    ----------
                                                                     1,089,362
                                                                    ----------
Computers (Networking)--1.1%
  Bay Networks, Inc. (b) ........................  1,100                28,119
  Cabletron Systems, Inc. (b) ...................    800                12,000
  Cisco Systems, Inc. (b) .......................  5,500               306,625
                                                                    ----------
                                                                       346,744
                                                                    ----------
Computers (Peripherals)--0.2%
  EMC Corp. (b) .................................  2,700                74,081
                                                                    ----------
Computers (Software & Services)--2.5%
  Computer Associates International, Inc. .......  2,500               132,187
  Electronic Data Systems Corp. .................  1,800                79,088
  Microsoft Corp. (b) (c) .......................  3,400               439,450
  Oracle Corp. (b) ..............................  5,300               118,256
  Sybase, Inc. (b) ..............................    300                 3,994
                                                                    ----------
                                                                       772,975
                                                                    ----------

Consumer Finance--0.4%
  Beneficial Corp. ..............................    200                16,625
  Green Tree Financial Corp. ....................    600                15,713
  Household International, Inc. .................    500                63,781
  Providian Financial Corp. .....................    400                18,075
                                                                    ----------
                                                                       114,194
                                                                    ----------
Containers & Packaging (Paper)--0.1%
  Stone Container Corp. .........................    600                 6,262
  Temple-Inland, Inc. ...........................    400                20,925
  Union Camp Corp. ..............................    200                10,738
                                                                    ----------
                                                                        37,925
                                                                    ----------
Diversified Financial Services--0.5%
  American General Corp. ........................  1,300                70,281
  Capital One Financial Corp. ...................    300                16,256
  MBNA Corp. ....................................  2,200                60,088
                                                                    ----------
                                                                       146,625
                                                                    ----------
Electric Companies--2.6%
  Baltimore Gas & Electric Co. ..................    800                27,250
  CMS Energy Corp. ..............................    500                22,031
  Central & Southwest Corp. .....................  1,100                29,769
  Cinergy Corp. .................................    800                30,650
  DTE Energy Co. ................................    700                24,281
  Dominion Resources, Inc. ......................  1,000                42,562
  Duke Energy Corp. .............................  1,900               105,212
  Edison International ..........................  1,900                51,656
  Entergy Corp. .................................  1,300                38,919
  GPU, Inc. .....................................    600                25,275
  Houston Industries, Inc. ......................  1,500                40,031
  Illinova Corp. ................................    400                10,775
  New England Electric System ...................    300                12,825
  Nipsco Industries, Inc. .......................    100                 4,944
  Northern States Power Co. .....................    400                23,300
  PECO Energy Co. ...............................  1,200                29,100
  PP&L Resources, Inc. ..........................    900                21,544
  Potomac Electric Power Co. ....................    600                15,488
  Public Service Enterprise Group, Inc. .........    700                22,181
  Southern Co. ..................................  3,600                93,150
  Teco Energy, Inc. .............................    700                19,688
  Texas Utilities Co. ...........................  1,200                49,875


                                                    SHARES            VALUE
                                                 ------------      ----------
Electric Companies--continued
  Unicom Corp. ..................................  1,100            $   33,825
  Union Electric Co. ............................    500                21,625
  Wisconsin Energy Corp. ........................    600                17,250
                                                                    ----------
                                                                       813,206
                                                                    ----------
Electrical Equipment--3.6%
  Coltec Industries, Inc. (b) ...................    400                 9,275
  Emerson Electric Co. ..........................  2,600               146,738
  General Electric Co. .......................... 10,500               770,437
  General Signal Corp. ..........................    300                12,656
  Honeywell, Inc. ...............................  1,200                82,200
  Rockwell International Corp. ..................  1,800                94,050
                                                                    ----------
                                                                     1,115,356
                                                                    ----------
Electronics (Component Distributors)--0.1%
  Grainger (W.W.), Inc. .........................    300                29,156
                                                                    ----------
Electronics (Defense)--0.5%
  Raytheon Co. Class A (b) ......................  1,501                74,040
  Raytheon Co. Class B ..........................  1,800                90,900
                                                                    ----------
                                                                       164,940
                                                                    ----------
Electronics (Instrumentation)--0.2%
  Perkin Elmer Corp. ............................    500                35,531
  Xilinx, Inc. (b) ..............................    400                14,025
                                                                    ----------
                                                                        49,556
                                                                    ----------
Electronics (Semiconductors)--2.3%
  Intel Corp. (c) ...............................  8,300               583,075
  National Semiconductor Corp. (b) ..............    900                23,344
  Texas Instruments, Inc. .......................  2,100                94,500
                                                                    ----------
                                                                       700,919
                                                                    ----------
Engineering & Construction--0.1%
  Fluor Corp. ...................................    500                18,687
  Foster Wheeler Corp. ..........................    200                 5,413
                                                                    ----------
                                                                        24,100
                                                                    ----------
Entertainment--2.1%
  Time Warner, Inc. .............................  3,700               229,400
  Viacom, Inc. Class B (b) ......................  2,500               103,594
  Walt Disney Co. ...............................  3,200               317,000
                                                                    ----------
                                                                       649,994
                                                                    ----------
Entertainment, Leisure & Gaming--0.1%
  International Game Technology .................    800                20,200
                                                                    ----------
Equipment (Semiconductor)--0.2%
  Applied Materials, Inc. (b) ...................  1,900                57,237
                                                                    ----------
Financial (Diversified)--2.8%
  American Express Co. ..........................  2,000               178,500
  Associates First Capital Corp. Class A ........    300                21,337
  Bear Stearns Companies, Inc. ..................    500                23,750
  ContiFinancial Corp. (b) ......................    200                 5,037
  FHLMA .........................................  3,000               125,813
  FNMA (c) ......................................  4,600               262,487
  Finova Group, Inc. ............................    200                 9,938
  Greenpoint Financial Corp. ....................    200                14,513
  Lehman Brothers Holdings, Inc. ................    500                25,500
  MBIA, Inc. ....................................    500                33,406
  Money Store, Inc. (The) .......................    200                 4,200
  Morgan Stanley, Dean Witter, Discover and Co.    2,600               153,725
  TCF Financial Corp. ...........................    400                13,575
                                                                    ----------
                                                                       871,781
                                                                    ----------
Foods--1.5%
  CPC International, Inc. .......................    400                43,100
  General Mills, Inc. ...........................    500                35,813
  Heinz (H.J.) Co. ..............................  1,500                76,219
  Hershey Foods Corp. ...........................    400                24,775
  Kellogg Co. ...................................  2,100               104,212


                       See Notes to Financial Statements

                             ENHANCED INDEX SERIES



                                                    SHARES          VALUE
                                                    ----------    ----------
Foods--continued
  Nabisco Holdings Corp. Class A ................        200         $   9,687
  Ralston-Ralston Purina Group ..................        600            55,763
  Sara Lee Corp. ................................      2,100           118,256
                                                                     ---------
                                                                       467,825
                                                                     ---------
Footwear--0.2%
  Nike, Inc. Class B ............................      1,500            58,875
  Reebok International Ltd. (b) .................        500            14,406
                                                                     ---------
                                                                        73,281
                                                                     ---------
Gaming, Lottery, & Parimutuel Cos.--0.0%
  Harrah's Entertainment, Inc. (b) ..............        600            11,325
                                                                     ---------
Hardware & Tools--0.1%
  Black & Decker Corp. ..........................        900            35,156
                                                                     ---------
Health Care (Diversified)--4.2%
  Abbott Laboratories ...........................        700            45,894
  American Home Products Corp. ..................      3,400           260,100
  Bristol-Myers Squibb Co. ......................      5,400           510,975
  Johnson & Johnson .............................      3,700           243,737
  Warner-Lambert Co. ............................      1,800           223,200
                                                                     ---------
                                                                     1,283,906
                                                                     ---------
Health Care (Drugs-Major Pharmaceuticals)--4.1%
  Agouron Pharmaceuticals, Inc. (b) .............        100             2,938
  Chiron Corp. (b) ..............................      1,000            17,000
  Forest Laboratories, Inc. (b) .................        300            14,794
  Lilly (Eli) & Co. .............................      2,000           139,250
  Merck & Co., Inc. .............................      5,800           616,250
  Pfizer, Inc. ..................................      4,200           313,162
  Schering-Plough Corp. .........................      2,500           155,312
  Watson Pharmaceuticals, Inc. (b) ..............        600            19,463
                                                                     ---------
                                                                     1,278,169
                                                                     ---------
Health Care (Hospital Management)--0.9%
  Columbia/HCA Healthcare Corp. (c) .............      5,400           159,975
  Health Care and Retirement Corp. (b) ..........        400            16,100
  Health Management Association, Inc. Class A (b)        700            17,675
  Tenet Healthcare Corp. (b) ....................      2,800            92,750
                                                                     ---------
                                                                       286,500
                                                                     ---------
Health Care (Managed Care)--0.4%
  Humana, Inc. (b) ..............................      1,600            33,200
  United Healthcare Corp. .......................      1,700            84,469
                                                                     ---------
                                                                       117,669
                                                                     ---------
Health Care (Medical Products & Supplies)--0.5%
  Bard (C.R.), Inc. .............................        500            15,656
  Bausch & Lomb, Inc. ...........................        600            23,775
  Baxter International, Inc. ....................        900            45,394
  Boston Scientific Corp. (b) ...................      1,800            82,575
                                                                     ---------
                                                                       167,400
                                                                     ---------
Health Care (Specialized Services)--0.0%
  Alza Corp. (b) ................................        300             9,544
                                                                     ---------
Household Furn. & Appliances--0.2%
  Leggett & Platt, Inc. .........................        900            37,687
  Whirlpool Corp. ...............................        700            38,500
                                                                     ---------
                                                                        76,187
                                                                     ---------
Household Products (Non-Durables)--2.3%
  Kimberly Clark Corp. ..........................      2,800           138,075
  Procter & Gamble Co. ..........................      7,000           558,687
                                                                     ---------
                                                                       696,762
                                                                     ---------
Housewares--0.1%
  Rubbermaid, Inc. ..............................      1,400            35,000
                                                                     ---------


                                                      SHARES              VALUE
                                                      -------         ----------
Insurance (Life/Health)--0.5%
  Aetna, Inc. .................................        1,300         $  91,731
  Transamerica Corp. ..........................          300            31,950
  UNUM Corp. ..................................          800            43,500
                                                                     ---------
                                                                       167,181
                                                                     ---------
Insurance (Multi-Line)--3.1%
  Ambac Financial Group, Inc. .................          400            18,400
  American International Group, Inc. ..........        4,000           435,000
  Cigna Corp. .................................          500            86,531
  Financial Security Assurance Holdings Ltd. ..          200             9,650
  Hartford Financial Services Group, Inc. .....          700            65,494
  Lincoln National Corp. ......................          400            31,250
  PMI Group, Inc. (The) .......................          200            14,462
  SAFECO Corp. ................................          800            39,000
  Travelers Group, Inc. .......................        5,000           269,375
                                                                     ---------
                                                                       969,162
                                                                     ---------
Insurance (Property-Casualty)--0.7%
  Allstate Corp. ..............................          500            45,438
  General Re Corp. ............................          400            84,800
  Mercury General Corp. .......................          200            11,050
  Ohio Casualty Corp. .........................          200             8,925
  St. Paul Companies, Inc. ....................          500            41,031
  Travelers Property Casualty Corp. Class A ...          400            17,600
                                                                     ---------
                                                                       208,844
                                                                     ---------
Insurance Brokers--0.3%
  Marsh & McLennan Companies, Inc. ............        1,000            74,563
                                                                     ---------
Investment Banking/Brokerage--0.1%
  Edwards (A.G.), Inc. ........................          400            15,900
                                                                     ---------
Iron & Steel--0.1%
  Allegheny Teledyne, Inc. ....................        1,000            25,875
  Nucor Corp. .................................          200             9,663
                                                                     ---------
                                                                        35,538
                                                                     ---------
Leisure Time (Products)--0.6%
  Circus Circus Enterprises, Inc. (b) .........          700            14,350
  Hasbro, Inc. ................................        1,300            40,950
  MGM Grand, Inc. (b) .........................          400            14,425
  Mattel, Inc. ................................        2,400            89,400
  Mirage Resorts, Inc. (b) ....................        1,200            27,300
                                                                     ---------
                                                                       186,425
                                                                     ---------
Lodging-Hotels--0.4%
  Extended Stay America, Inc. (b) .............          500             6,219
  Hilton Hotels Corp. .........................        1,700            50,575
  ITT Corp. (b) ...............................          800            66,300
                                                                     ---------
                                                                       123,094
                                                                     ---------
Machinery (Diversified)--0.5%
  Caterpillar, Inc. ...........................        2,200           106,837
  Cooper Industries, Inc. .....................          700            34,300
  Harnischfeger Industries, Inc. ..............          300            10,594
  Ingersoll-Rand Co. ..........................          300            12,150
                                                                     ---------
                                                                       163,881
                                                                     ---------
Manufacturing (Diversified)--2.1%
  Aeroquip-Vickers, Inc. ......................          200             9,813
  AlliedSignal, Inc. ..........................        5,200           202,475
  Eaton Corp. .................................          400            35,700
  Illinois Tool Works, Inc. ...................          800            48,100
  Johnson Controls, Inc. ......................          800            38,200
  Tenneco, Inc. ...............................        1,800            71,100
  Tyco International Ltd. .....................        5,200           234,325
                                                                     ---------
                                                                       639,713
                                                                     ---------


                        See Notes to Financial Statements

                              ENHANCED INDEX SERIES


                                                     SHARES           VALUE
                                                     ------          --------
Metals Mining--0.2%
  Freeport-McMoran Copper & Gold, Inc.
    Class A ......................................    1,200        $  18,375
  Oregon Metallurgical Corp. (b) .................      300           10,013
  Phelps Dodge Corp. .............................      400           24,900
                                                                   ---------
                                                                      53,288
                                                                   ---------
Natural Gas--0.4%
  Consolidated Natural Gas Co. ...................      500           30,250
  Enron Corp. ....................................    1,600           66,500
  Western Resources, Inc. ........................      300           12,900
                                                                   ---------
                                                                     109,650
                                                                   ---------
Office Equipment & Supplies--0.0%
  Symbol Technologies, Inc. ......................      400           15,100
                                                                   ---------
Oil (Domestic Integrated)--0.9%
  Atlantic Richfield Co. .........................    1,700          136,212
  Occidental Petroleum Corp. .....................    1,200           35,175
  Phillips Petroleum Co. .........................      800           38,900
  Pogo Producing Co. .............................      100            2,950
  Tosco Corp. ....................................      800           30,250
  Unocal Corp. ...................................      600           23,288
                                                                   ---------
                                                                     266,775
                                                                   ---------
Oil (International Integrated)--4.6%
  Amoco Corp. ....................................    1,400          119,175
  Chevron Corp. ..................................    2,800          215,600
  Exxon Corp. ....................................   11,000          673,062
  Mobil Corp. ....................................    3,800          274,313
  Texaco, Inc. ...................................    2,600          141,375
                                                                   ---------
                                                                   1,423,525
                                                                   ---------
Oil & Gas (Drilling & Equipment)--1.1%
  Baker Hughes, Inc. .............................      900           39,263
  Cooper Cameron Corp. (b) .......................      300           18,300
  Diamond Offshore Drilling, Inc. ................      400           19,250
  ENSCO International, Inc. ......................      300           10,050
  Falcon Drilling Company, Inc. (b) ..............      400           14,025
  Halliburton Co. ................................      200           10,387
  Input/Output, Inc. (b) .........................      200            5,937
  Noble Drilling Corp. (b) .......................      700           21,438
  Schlumberger Ltd. ..............................    2,400          193,200
  Smith International, Inc. (b) ..................      200           12,275
                                                                   ---------
                                                                     344,125
                                                                   ---------
Oil & Gas (Exploration & Production)--0.1%
  Anadarko Petroleum Corp. .......................      200           12,138
  Union Pacific Resources Group, Inc. ............      700           16,975
  Valero Energy Corp. ............................      300            9,431
                                                                   ---------
                                                                      38,544
                                                                   ---------
Oil & Gas (Refining & Marketing)--0.1%
  Ashland, Inc. ..................................      400           21,475
  El Paso Natural Gas Co. ........................      300           19,950
                                                                   ---------
                                                                      41,425
                                                                   ---------
Paper & Forest Products--0.7%
  Boise Cascade Corp. ............................      400           12,100
  Bowater, Inc. ..................................      300           13,331
  Champion International Corp. ...................      700           31,719
  Georgia-Pacific Corp. ..........................      600           36,450
  Georgia-Pacific Corp. (Timber Group) (b) .......      500           11,344
  International Paper Co. ........................      200            8,625
  Louisiana-Pacific Corp. ........................      700           13,300
  Mead Corp. .....................................      700           19,600
  Weyerhaeuser Co. ...............................    1,200           58,875
                                                                   ---------
                                                                     205,344
                                                                   ---------


                                                     SHARES         VALUE
                                                    --------       -------
Personal Care--1.1%
  Avon Products, Inc. ...........................       600        $  36,825
  Gillette Co. ..................................     2,900          291,269
                                                                   ---------
                                                                     328,094
                                                                   ---------
Photography/Imaging--1.3%
  Eastman Kodak Co. .............................     2,700          164,194
  Xerox Corp. ...................................     3,000          221,437
                                                                   ---------
                                                                     385,631
                                                                   ---------
Publishing--0.1%
  Tele-Communications TCI Ventures
    Group A (b) .................................     1,200           33,975
                                                                   ---------
Railroads--0.9%
  Burlington Northern, Inc. .....................       800           74,350
  CSX Corp. .....................................     1,100           59,400
  Illinois Central Corp. ........................       300           10,219
  Norfolk Southern Corp. ........................     1,900           58,544
  Union Pacific Corp. ...........................     1,300           81,168
  Wisconsin Central Transportation Corp. (b) ....       200            4,675
                                                                   ---------
                                                                     288,356
                                                                   ---------
Restaurants--0.8%
  McDonald's Corp. ..............................     4,900          233,975
                                                                   ---------
Retail (Building Supplies)--0.7%
  Home Depot, Inc. ..............................     2,700          158,962
  Lowe's Companies, Inc. ........................       500           23,844
  Sherwin-Williams Co. ..........................       600           16,650
                                                                   ---------
                                                                     199,456
                                                                   ---------
Retail (Computers & Electronics)--0.1%
  Circuit City Stores, Inc. .....................       600           21,338
                                                                   ---------
Retail (Department Stores)--0.7%
  Dillard's, Inc. Class A .......................       700           24,675
  Federated Department Stores, Inc. (b) .........     1,400           60,287
  J.C. Penney, Inc. .............................     1,100           66,344
  May Department Stores Co. .....................     1,300           68,494
                                                                   ---------
                                                                     219,800
                                                                   ---------
Retail (Drug Stores)--0.1%
  General Nutrition Co., Inc. (b) ...............       500           17,000
                                                                   ---------
Retail (Food Chains)--0.6%
  Albertson's, Inc. .............................       100            4,738
  American Stores Co. ...........................     1,600           32,900
  Kroger Co. (b) ................................     1,600           59,100
  Safeway, Inc. (b) .............................     1,500           94,875
                                                                   ---------
                                                                     191,613
                                                                   ---------
Retail (General Merchandise)--2.2%
  Best Buy Co., Inc. (b) ........................       300           11,063
  Corporate Express, Inc. (b) ...................       800           10,300
  Dayton Hudson Corp. ...........................     1,400           94,500
  Kmart Corp. (b) ...............................     2,700           31,219
  Sears Roebuck & Co. ...........................     2,500          113,125
  Wal-Mart Stores, Inc. .........................    10,200          402,262
                                                                   ---------
                                                                     662,469
                                                                   ---------
Retail (Specialty)--0.3%
  AutoZone, Inc. (b) ............................     1,000           29,000
  Toys "R" Us, Inc. (b) .........................     1,800           56,588
                                                                   ---------
                                                                      85,588
                                                                   ---------
Retail (Specialty-Apparel)--0.1%
  TJX Co., Inc. .................................       900           30,938
                                                                   ---------


                       See Notes to Financial Statements

                              ENHANCED INDEX SERIES


                                                     SHARES         VALUE
                                                  -----------   -------------
Savings & Loan Companies--0.2%
  Ahmanson (H.F.) & Co. .......................         400      $    26,775
  Golden West Financial Corp. .................         200           19,563
  Ocwen Financial Corp. (b) ...................         300            7,631
                                                                 -----------
                                                                      53,969
                                                                 -----------
Services (Commercial & Consumer)--0.2%
  Service Corporation International ...........       1,800           66,487
                                                                 -----------
Services (Data Processing)--0.3%
  Equifax, Inc. ...............................       1,100           38,981
  First Data Corp. ............................       2,200           64,350
                                                                 -----------
                                                                     103,331
                                                                 -----------
Specialty Printing--0.1%
  Donnelley (R.R.) & Sons Co. .................       1,000           37,250
                                                                 -----------
Telecommunications (Cellular/Wireless)--0.4%
  AirTouch Communications, Inc. (b) ...........       2,800          116,375
                                                                 -----------
Telecommunications (Long Distance)--2.5%
  AT&T Corp. ..................................       5,200          318,500
  MCI Communications Corp. ....................       4,300          184,094
  Sprint Corp. ................................       2,400          140,700
  WorldCom, Inc. (b) ..........................       4,300          130,075
                                                                 -----------
                                                                     773,369
                                                                 -----------
Telephone--3.7%
  Ameritech Corp. .............................         300           24,150
  Bell Atlantic Corp. .........................       2,700          245,700
  BellSouth Corp. .............................       4,200          236,513
  GTE Corp. ...................................       5,200          271,700
  SBC Communications, Inc. (c) ................       5,000          366,250
                                                                 -----------
                                                                   1,144,313
                                                                 -----------
Textiles (Apparel)--0.1%
  Fruit of the Loom, Inc. Class A (b) .........         600           15,375
  Nine West Group, Inc. (b) ...................         100            2,594
                                                                 -----------
                                                                      17,969
                                                                 -----------
Tobacco--1.9%
  Philip Morris Companies, Inc. (c) ...........      12,600          570,938
                                                                 -----------
Truckers--0.1%
  CNF Transportation, Inc. ....................         200            7,675
  Ryder System, Inc. ..........................         400           13,100
                                                                 -----------
                                                                      20,775
                                                                 -----------
Trucks & Parts--0.0%
  Cummins Engine Co., Inc. ....................         200           11,813
                                                                 -----------
Utility--Electric--0.0%
  Northeast Utilities .........................         700            8,269
                                                                 -----------


                                                     SHARES         VALUE
                                                  -----------   -------------
Utility--Water--0.0%
  American Water Works, Inc. ..................         400      $    10,925
                                                                 -----------
Waste Management--0.4%
  Waste Management, Inc. ......................       4,200          115,500
  Wheelabrator Technologies, Inc. .............         500            8,031
                                                                 -----------
                                                                     123,531
                                                                 -----------
TOTAL COMMON STOCKS
  (Identified cost $27,667,300) ..............................    28,516,303
                                                                 -----------
FOREIGN COMMON STOCKS--2.6%
Aluminum--0.1%
  Alcan Aluminum Ltd. (Canada) ................       1,500           41,438
                                                                 -----------
Beverages (Alcoholic)--0.2%
  Seagram Ltd. (Canada) .......................       2,000           64,625
                                                                 -----------
Communications Equipment--0.2%
  Northern Telecom Ltd. (Canada) ..............         600           53,400
                                                                 -----------
Foods--0.7%
  Unilever NV (Netherlands) ...................       3,300          206,044
                                                                 -----------
Metals Mining--0.1%
  Inco Ltd. (Canada) ..........................       1,100           18,700
                                                                 -----------
Oil (International Integrated)--1.3%
  Royal Dutch Petroleum Co. ADR NY
    Registered (Netherlands) ..................       7,500          406,405
                                                                 -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $807,870)..................................       790,612
                                                                 -----------
TOTAL LONG-TERM INVESTMENTS--95.0%
  (Identified cost $28,475,170)...............................    29,306,915
                                                                 -----------


                                       STANDARD
                                       & POOR'S      PAR
                                        RATING      VALUE
                                     (Unaudited)    (000)
                                    -------------  -------
SHORT-TERM OBLIGATIONS--5.7%
Commercial Paper--5.5%
  Goldman Sachs 6.75%, 1/2/98       A-1+            $600            599,888
  Marsh & McLennan Cos., Inc.
    6.20%, 1/5/98 ................. A-1+             695            694,521
  Preferred Receivables Funding
    6.60%, 1/6/98 ................. A-1              400            399,633
                                                                -----------
                                                                  1,694,042
                                                                -----------
Federal Agency Securities--0.2%
  U.S. Treasury Bills 5.06%, 1/29/98 (c) ......      50             49,800
                                                                -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,743,842)..........................         1,743,842
                                                                -----------
TOTAL INVESTMENTS--100.7%
  (Identified cost $30,219,012).........................         31,050,757(a)
  Cash and receivables, less liabilities--(0.7%) .......           (199,385)
                                                                -----------
NET ASSETS--100.0% .....................................        $30,851,372
                                                                ===========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,066,104 and gross depreciation of $1,239,877 for income tax purposes. At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $30,224,530.
(b) Non-income producing.
(c) All or a portion segregated as collateral.


                       See Notes to Financial Statements

                             ENHANCED INDEX SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997


Assets
Investment securities at value (Identified cost $30,219,012) .....................     $ 31,050,757
Receivables
 Fund shares sold ................................................................          113,662
 Dividends and interest ..........................................................           41,902
 Investment securities sold ......................................................           23,871
                                                                                       ------------
  Total assets ...................................................................       31,230,192
                                                                                       ------------
Liabilities
Payables
 Custodian .......................................................................            1,251
 Investment securities purchased .................................................          346,143
 Variation margin for futures contracts ..........................................              307
 Investment advisory fee .........................................................            3,151
 Trustees' fee ...................................................................            2,880
 Financial agent fee .............................................................            1,480
 Accrued expenses ................................................................           23,608
                                                                                       ------------
  Total liabilities ..............................................................          378,820
                                                                                       ------------
Net Assets .......................................................................     $ 30,851,372
                                                                                       ============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest ................................     $ 29,852,034
 Undistributed net investment income .............................................            9,237
 Accumulated net realized gain ...................................................          158,289
 Net unrealized appreciation .....................................................          831,812
                                                                                       ------------
Net Assets .......................................................................     $ 30,851,372
                                                                                       ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .        2,942,318
                                                                                       ============
Net asset value and offering price per share .....................................     $      10.49
                                                                                       ============

STATEMENT OF OPERATIONS
From inception July 15, 1997 to December 31, 1997


Investment Income
 Dividends ...............................................................    $  174,936
 Interest ................................................................        39,297
                                                                              ----------
  Total investment income ................................................       214,233
                                                                              ----------
Expenses
 Investment advisory fee .................................................        47,974
 Financial agent fee .....................................................         6,397
 Custodian ...............................................................        29,248
 Professional ............................................................         9,998
 Trustees ................................................................         9,338
 Printing ................................................................         8,186
 Miscellaneous ...........................................................           725
                                                                              ----------
  Total expenses .........................................................       111,866
  Less expenses borne by investment adviser ..............................       (53,231)
                                                                              ----------
  Net expenses ...........................................................        58,635
                                                                              ----------
Net investment income ....................................................       155,598
                                                                              ----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities .........................................       248,183
 Net realized gain on futures contracts ..................................        47,858
 Net change in unrealized appreciation (depreciation) on investments .....       831,812
                                                                              ----------
Net gain on investments ..................................................     1,127,853
                                                                              ----------
Net increase in net assets resulting from operations .....................    $1,283,451
                                                                              ==========


                        See Notes to Financial Statements

                             ENHANCED INDEX SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                                             From Inception
                                                                                            July 15, 1997 to
                                                                                            December 31, 1997
                                                                                           ------------------
From Operations
 Net investment income ...................................................................    $    155,598
 Net realized gain .......................................................................         296,041
 Net change in unrealized appreciation (depreciation) ....................................         831,812
                                                                                              ------------
 Net increase in net assets resulting from operations ....................................       1,283,451
                                                                                              ------------
From Distributions to Shareholders
 Net investment income ...................................................................        (146,361)
 Net realized gains ......................................................................        (137,752)
                                                                                              ------------
 Decrease in net assets from distributions to shareholders ...............................        (284,113)
                                                                                              ------------
From Share Transactions
 Proceeds from sales of shares (3,153,122 shares) ........................................      31,994,673
 Net asset value of shares issued from reinvestment of distributions (27,107 shares) .....         284,113
 Cost of shares repurchased (237,911 shares) .............................................      (2,426,752)
                                                                                              ------------
 Increase in net assets from share transactions ..........................................      29,852,034
                                                                                              ------------
 Net increase in net assets ..............................................................      30,851,372
Net Assets
 Beginning of period .....................................................................               0
                                                                                              ------------
 End of period (including undistributed net investment income of $9,237) .................    $ 30,851,372
                                                                                              ============


FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                   From Inception
                                                     7/15/97 to
                                                      12/31/97
                                                  ---------------
Net asset value, beginning of period ..........        $ 10.00
Income from investment operations
 Net investment income ........................           0.05(2)
 Net realized and unrealized gain .............           0.54
                                                       --------
  Total from investment operations ............           0.59
                                                       --------
Less distributions
 Dividends from net investment income .........          (0.05)
 Dividends from net realized gains ............          (0.05)
                                                       --------
  Total distributions .........................          (0.10)
                                                       --------
Change in net asset value .....................           0.49
                                                       --------
Net asset value, end of period ................        $ 10.49
                                                       ========
Total return ..................................           5.83%(3)
Ratios/supplemental data:
Net assets, end of period (thousands) .........        $30,851
Ratio to average net assets of:
 Operating expenses ...........................           0.55%(1)
 Net investment income ........................           1.46%(1)
Portfolio turnover rate .......................              9%(3)
Average commission rate paid(4) ...............        $0.0293


(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.02 per share.
(3) Not annualized.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                       See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                         NOTES TO FINANCIAL STATEMENTS
                                December 31, 1997

Note 1--Organization
  The Phoenix Edge Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of the Money Market, Growth, Multi-Sector Fixed Income, Strategic Allocation, International, Balanced, Real Estate Securities ("Real Estate"), Strategic Theme, Aberdeen New Asia, and Research Enhanced Index ("Enhanced Index") Series. The Fund was established as part of the December 8, 1986 reorganization of the Phoenix Home Life Variable Accumulation Account (the Account) from a management investment company to a unit investment trust under the Investment Company Act of 1940. The Fund is organized with Series which are available only to the sub-accounts of the Phoenix Home Life Variable Accumulation Account, the Phoenix Home Life Variable Universal Life Account, the PHL Variable Accumulation Account, the Phoenix Life and Annuity Variable Universal Life Account, and the Phoenix Home Life Separate Accounts B, C, and D.

  Each Series has distinct investment objectives. The Money Market Series seeks to provide maximum current income consistent with capital preservation and liquidity. The Growth Series seeks to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Multi-Sector Fixed Income Series seeks to provide long-term total return by investing in a diversified portfolio of high yield and high quality fixed income securities. The Strategic Allocation Series seeks to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk by investing in three market segments; stocks, bonds and money market instruments. The International Series seeks as its investment objective a high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The Balanced Series seeks to provide reasonable income, long-term growth and conservation of capital. The Real Estate Series seeks to achieve capital appreciation and income with approximately equal emphasis through investments in real estate investment trusts and companies that operate, manage, develop or invest in real estate. The Strategic Theme Series seeks long-term appreciation of capital by investing in securities that the adviser believes are well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. The Aberdeen New Asia Series seeks to provide long-term capital appreciation by investing primarily in diversified equity securities of issuers organized and principally operating in Asia, excluding Japan. The Enhanced Index Series seeks high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the Standard & Poor's 500 Composite Stock Price Index.

Note 2--Significant Accounting Policies
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security Valuation
  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  The Money Market Series uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the Series' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. The Series attempts to maintain a constant net asset value of $10 per share.

B. Security Transactions and Related Income
  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. The Fund does not amortize premiums except for the Money Market Series, but does amortize discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. Income Taxes
  Each of the Series is treated as a separate taxable entity. It is the policy of each Series to comply with the requirements of the Internal Revenue Code, applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Series intends to distribute an amount sufficient to avoid imposition of any excise tax under
  Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to Shareholders
  Distributions are recorded by each Series on the ex-dividend date and all distributions are reinvested into the Fund. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted

                         THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                               December 31, 1997

  accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Foreign Currency Translation
  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. Forward Currency Contracts
  Each Series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. Futures Contracts
  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Series is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margins and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Series is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. Options
  Each Series may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  Each Series will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  Each Series may purchase options which are included in the Series' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. Expenses
  Expenses incurred by the Fund with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

J. When-Issued and Delayed Delivery Transactions
  Each Series may engage in when-issued or delayed delivery transactions. The Series record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K. Repurchase Agreements
  A repurchase agreement is a transaction where a Series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Series, through its custodian, takes possession of

                         THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                               December 31, 1997

  securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Series in the event of default by the seller. If the seller defaults and the value of the collateral declines or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

Note 3--Investment Advisory Fees and Related Party Transactions As compensation for its advisory services to the Fund, Phoenix Investment Counsel, Inc. ("PIC"), an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL") is entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each separate Series listed below:


                                         Rate for first     Rate for next      Rate for excess
Series                                    $250 million       $250 million     over $500 million
- -------------------------------------   ----------------   ---------------   ------------------
  Money Market ......................          0.40%             0.35%               0.30%
  Multi-Sector Fixed Income .........          0.50              0.45                0.40
  Balanced ..........................          0.55              0.50                0.45
  Strategic Allocation ..............          0.60              0.55                0.50
  Growth ............................          0.70              0.65                0.60
  International .....................          0.75              0.70                0.65
  Strategic Theme ...................          0.75              0.70                0.65
  Enhanced Index ....................          0.45              0.45                0.45

  Pursuant to a subadvisory agreement with the Fund, PIC delegates certain investment decisions and research functions with respect to the Enhanced Index Series to J.P. Morgan Investment Management, Inc. ("J.P. Morgan" or "subadvisor") for which it is paid a fee by PIC. In accordance with the subadvisory agreement between the Fund and J.P. Morgan, J.P. Morgan is paid a monthly fee at the annual rate of 0.25% of the average aggregate daily net asset values of the Enhanced Index Series up to $100 million; and 0.20% of such value in excess of $100 million.

  The investment adviser for the Real Estate Series through December 31, 1997, is Phoenix Realty Securities, Inc. ("PRS"). PRS is an indirect, wholly-owned subsidiary of PHL. For its services, PRS is entitled to a fee at an annual rate of 0.75% of the average daily net assets for the first $1 billion. Pursuant to a Sub-Advisory Agreement with the Series, PRS delegates certain investment decisions and research functions to Duff & Phelps Investment Management Co. ("DPIM"), a subsidiary of Phoenix Duff & Phelps, ("PD&P"). PD&P is a majority owned subsidiary of PHL. For its services, DPIM is paid a fee by PRS equal to 0.45% of the average daily net assets of the Real Estate Series for the first $1 billion. Formerly, ABKB/LaSalle Securities Limited Partnership ("ABKB") served as sub-adviser for the Real Estate Series. Effective January 1, 1998, DPIM will serve as the investment adviser for the Real Estate Series.

  Phoenix-Aberdeen International Advisors, LLC ("PAIA") serves as the investment adviser to the Aberdeen New Asia Series. PAIA is a joint venture between PM Holdings, Inc., a direct subsidiary of PHL, and Aberdeen Fund Managers, Inc. ("Aberdeen"), a wholly-owned subsidiary of Aberdeen Trust PLC. PAIA is entitled to a fee, at an annual rate of 1.00% of the average daily net assets of the Aberdeen New Asia Series. Pursuant to Sub-advisory agreements, PAIA delegates certain investment decisions and functions to other entities. PIC receives a fee of 0.30% of the average daily net assets of the Aberdeen New Asia Series from PAIA for providing research and other domestic advisory services, as needed. In addition, PAIA also pays a sub-advisory fee to Aberdeen of 0.40% of the average daily net assets of the Aberdeen New Asia Series for implementing certain portfolio transactions and providing research and other services.

  Each Series (except the International, Real Estate, Strategic Theme, Aberdeen New Asia and Enhanced Index Series) pays a portion or all of its other operating expenses (not including management fee, interest, taxes, brokerage fees and commissions), up to 0.15% of its average net assets. The International, Real Estate, Strategic Theme, Aberdeen New Asia and Enhanced Index Series pay other operating expenses up to 0.40%, 0.25%, 0.25%, 0.25% and 0.10%, respectively, of its average net assets. Expenses above these limits are paid by the Advisers, PIC, PRS, PAIA and/or PHL and/or PHL Variable Insurance Company.

  As Financial Agent to the Fund and to each Series, Phoenix Equity Planning Corporation ("PEPCO"), an indirect majority-owned subsidiary of PHL, receives a fee at an annual rate of 0.06% of the average daily net assets of each Series for bookkeeping, administrative and pricing services.

  At December 31, 1997, PHL and affiliates held shares in the Phoenix Edge Series Fund and/or in the underlying unit investment trusts which had the following aggregate value:


  Growth Series ....................    $ 7,997,177
  Real Estate Series ...............      8,148,788
  Aberdeen New Asia Series .........      1,998,699
  Enhanced Index Series ............     15,783,780

                         THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                               December 31, 1997

Note 4--Purchases and Sales of Securities

  Purchases and sales of securities during the year ended December 31, 1997 (excluding U.S. Government securities, short-term securities, options written and forward currency contracts) aggregated the following:

                                                   Purchases             Sales
                                               -----------------   -----------------
  Growth Series ............................    $3,619,739,680      $3,651,711,268
  Multi-Sector Fixed Income Series .........       173,980,334         126,118,303
  Strategic Allocation Series ..............     1,003,405,070       1,029,003,699
  International Series .....................       328,125,305         314,229,483
  Balanced Series ..........................       297,177,203         293,887,898
  Real Estate Series .......................        37,529,880          15,045,654
  Strategic Theme Series ...................       210,479,187         200,137,869
  Aberdeen New Asia Series .................         6,144,524           3,184,519
  Enhanced Index Series ....................        30,496,809           2,269,834

  There were no purchases or sales of such securities in the Money Market
  Series.

  Purchases and sales of long-term U.S. Government securities during the year ended December 31, 1997 aggregated the following:


                                                  Purchases           Sales
                                               ---------------   ---------------
  Multi-Sector Fixed Income Series .........    $105,010,870      $113,190,039
  Strategic Allocation Series ..............     224,574,984       213,938,456
  Balanced Series ..........................      52,738,999        75,575,712

  There were no purchases or sales of long-term U.S. Government securities in the Money Market, Growth, International, Real Estate, Strategic Theme, Aberdeen New Asia or Enhanced Index Series.

  At December 31, 1997, the Enhanced Index Series had entered into futures contracts as follows:

                                                                              Value of
                                                                Number       Contracts         Market           Net
                                                                  of            when          Value of       Unrealized
Description                                                   Contracts        Opened        Contracts      Appreciation
- ----------------------------------------------------------   -----------   -------------   -------------   -------------
   Standard & Poor's 500 Index--March, '98 (Long).........       5         $1,223,808      $1,223,875          $67

  Written call option activity for the year ended December 31, 1997 aggregated the following:

                                                     Strategic Allocation Series     Balanced Series     Strategic Theme Series
                                                     --------------------------- ----------------------- ----------------------
                                                         # of         Amount        # of       Amount       # of      Amount
                                                       Options     of Premiums    Options   of Premiums   Options   of Premiums
                                                     ----------- --------------- --------- ------------- --------- ------------
  Options outstanding at December 31, 1996 .........        --    $         --        --     $      --       --     $      --
  Options written ..................................     5,299       1,543,694     1,088       164,786       40        33,879
  Options canceled in closing purchase transactions     (5,149)     (1,503,833)     (210)      (62,250)     (40)      (33,879)
  Options expired ..................................        --              --      (516)      (44,049)      --            --
  Options exercised ................................      (150)        (39,861)     (362)      (58,487)      --            --
                                                        ------    ------------     -----     ---------      ---     ---------
  Options outstanding at December 31, 1997 .........        --    $         --        --     $      --       --     $      --
                                                        ======    ============     =====     =========      ===     =========

Note 5--Forward Currency Contracts

  At December 31, 1997, the International Series had entered into various forward currency contracts which contractually obligate the Series to deliver currencies at specified dates. Open contracts were as follows:

                                                                              Net
                             In                                            Unrealized
      Contracts            Exchange      Settlement                      Appreciation
     to Deliver              For            Date           Value        (Depreciation)
- --------------------- ----------------- ------------   -------------   ---------------
DM       23,000,000     US    12,954,462      3/2/98      $12,836,279      $118,183
UK        6,500,000     US    10,703,550      3/2/98       10,661,116        42,434
FL       15,200,000     US     7,594,307      3/2/98        7,526,703        67,604
FF      107,100,000     US    18,024,903      3/2/98       17,854,317       170,586
                                                                           --------
                                                                           $398,807
                                                                           =========

DM  = German Deutschemark
UK  = British Pounds Sterling
FL  = Dutch Florin
FF  = French Franc
US  = U.S. Dollar

                         THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                               December 31, 1997


Note 6--Credit Risk
  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

Note 7--Loan Agreements
  The Fund may invest in direct debt instruments which are interests in amounts owned by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. For loans which the Fund is a participant, the Fund may not sell its participation in the loan without the lender's prior consent. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

Note 8--Reclassification of Capital Accounts
  In accordance with accounting pronouncements, the Series of the Fund have recorded several reclassifications in the capital accounts. As of December 31, 1997, the Series recorded the following reclassifications to increase (decrease) the accounts listed below:



                                                                               Capital paid
                                          Undistributed       Accumulated      in on shares
                                         net investment      net realized      of beneficial
                                             income         gains/(losses)       interest
                                        ----------------   ----------------   --------------
  Growth ............................     $    (19,655)       $   19,655        $       --
  Multi-Sector Fixed Income .........          187,722           (18,867)         (168,855)
  Health Care (Diversified) .........              1.7           168,855                --
  Strategic Allocation ..............            7,524            (7,524)               --
  International .....................       (1,568,096)        1,568,096                --
  Balanced ..........................           15,200           (15,200)               --
  Aberdeen New Asia .................          (12,179)           12,179                --

Note 9--Capital Loss Carryovers
  At December 31, 1997, the Aberdeen New Asia Series had available for federal income tax purposes unused capital losses of $143,419 expiring in 2005. In addition, the Strategic Theme Series was able to utilize losses deferred in the prior year against current year capital gains in the amount of $396,065.

  Under current tax law, capital losses realized after October 31, 1997 may be deferred and treated as occurring on the first day of the following tax year. For the calendar year ended December 31, 1997 the Growth, International, Strategic Theme, and Aberdeen New Asia Series elected to defer $1,144, $770,654, $1,280,577 and $379,802, respectively, in losses occurring between November 1, 1997 and December 31, 1997. In addition, the Growth and Aberdeen New Asia Series were able to utilize losses deferred in the prior year against current year capital gains in the amount of $613 and $1,755, respectively.


--------------------------------------------------------------------------------
TAX INFORMATION NOTICE (Unaudited)


  For the fiscal year ended December 31, 1997, the following Series distributed long-term capital gains dividends as follows:


  Growth Series ............................    $91,409,290
  Multi-Sector Fixed Income Series .........      1,909,193
  Strategic Allocation Series ..............      1,365,642
  International Series .....................     14,812,671
  Balanced Series ..........................      5,139,202
  Real Estate Series .......................        936,899

                       REPORT OF INDEPENDENT ACCOUNTANTS



Price Waterhouse LLP                         [LOGO]



To the Shareholders and Trustees of
The Phoenix Edge Series Fund


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Series, Growth Series, Multi-Sector Fixed Income Series, Strategic Allocation Series (formerly Total Return Series), International Series, Balanced Series, Real Estate Series, Strategic Theme Series, Aberdeen New Asia Series and Enhanced Index Series (constituting the Phoenix Edge Series Fund, hereafter referred to as the "Fund") at December 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP


Boston, Massachusetts
February 19, 1998

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301


Board of Trustees
C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.


Officers
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
David R. Pepin, Executive Vice President
William J. Newman, Senior Vice President
James D. Wehr, Senior Vice President
Hugh Young, Senior Vice President
David L. Albrycht, Vice President
Curtiss O. Barrows, Vice President
Mary E. Canning, Vice President
Steven L. Colton, Vice President
Timothy Devlin, Vice President
Jeanne H. Dorey, Vice President
John D. Kattar, Vice President
William E. Keen, III, Vice President
David Lui, Vice President
William R. Moyer, Vice President
Scott C. Noble, Vice President
Barbara Rubin, Vice President
Leonard J. Saltiel, Vice President
Julie L. Sapia, Vice President
Michael Schatt, Vice President
Dorothy J. Skaret, Vice President
Piere G. Trinque, Vice President
James Wiess, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary


Investment Advisers
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480


Phoenix Realty Securities, Inc.
(Real Estate Securities Series)
38 Prospect Street
Hartford, Connecticut 06115-0479


Phoenix-Aberdeen International Advisors, LLC
(Aberdeen New Asia Series)
56 Prospect Street
Hartford, Connecticut 06115-0480


Custodians
The Chase Manhattan Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081


Brown Brothers Harriman & Co.
(Aberdeen New Asia Series and International Series)
40 Water Street
Boston, Massachusetts 02109


State Street Bank and Trust Company
(Real Estate Securities Series and
Research Enhanced Index Series)
P.O. Box 351
Boston, Massachusetts 02101


Transfer Agent
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200


Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110




--------------------------------------------------------------------------------
This report is not authorized for distribution to prospective investors in The Phoenix Edge Series Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the Fund's Record and other pertinent information.
--------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                            PART C--OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements.

               1. Condensed Financial Information is included in Part A of the Registration Statement.


               2. Financial Statements and Notes, thereto, and are included in the Annual Report to Shareholders for the period ended December 31, 1997, incorporated by reference.

          (b)  Exhibits:

               1. Declaration of Trust of the Registrant dated February 18, 1986, filed with the Registration Statement on Form N-1A on April 18, 1986 and filed via Edgar with Post-Effective Amendment No. 18 on June 20, 1996.

               1.1 Amendment to Declaration of Trust, establishing the International Series, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               1.2 Amendment to Declaration of Trust, conforming the Fund's borrowing restrictions to California Department's Borrowing Guidelines, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               1.3 Amendment to Declaration of Trust, establishing the Balanced Series, filed with Post-Effective Amendment No. 8 on April 28, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               1.4 Amendment to Declaration of Trust, establishing the Real Estate Securities Series, filed with Post-Effective Amendment No. 12 on February 16, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               1.5 Amendment to Declaration of Trust, establishing the Strategic Theme Series, filed via Edgar with Post-Effective Amendment No. 16 on January 29, 1996.

               1.6 Amendment to Declaration of Trust, changing the name of the Series currently designated "Bond Series" to the "Multi-Sector Fixed Income Series," filed via Edgar with Post-Effective Amendment No. 17 on April 17, 1996.

               1.7 Amendment to Declaration of Trust, establishing the Aberdeen New Asia Series, filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.

               1.8 Amendment to Declaration of Trust, establishing the Research Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 22 on July 15, 1997.

               1.9 Amendment to Declaration of Trust, establishing five new Series filed via Edgar herewith.

               2.   Not Applicable.

               3.   Not Applicable.

               4.   Not Applicable.

               5. Form of Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. covering the Balanced, Bond, Growth, Money Market, Total Return and International Series, filed with Post-Effective Amendment No. 11 on May 2, 1994 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               5.1 Investment Advisory Agreement between Registrant and Phoenix Realty Securities, Inc. covering the Phoenix Real Estate Securities Series, dated February 28, 1995 and assigned March 2, 1998 to Duff & Phelps Investment Management Co., filed with Post-Effective Amendment No. 13, on April 28, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               5.2 Form of Investment Advisory Agreement between Registrant and Phoenix-Aberdeen International Advisors, LLC, covering the Aberdeen New Asia Series, filed via Edgar with Post-Effective Amendment No. 18 on June 20, 1996.

               5.3 Form of Subadvisory Agreement between The Phoenix Edge Series Fund and Aberdeen Fund Managers, Inc. covering Aberdeen New Asia Series filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.

               5.4 Form of Subadvisory Agreement between The Phoenix Edge Series Fund and Phoenix Investment Counsel, Inc. covering Aberdeen New Asia Series filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.


               5.5 Form of Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc., covering the Research Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 22 on July 15, 1997.

               5.6 Form of Subadvisory Agreement among Registrant, Phoenix Investment Counsel, Inc. and J. P. Morgan Investment Management, Inc., covering the Research Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 22 on July 15, 1997.

               5.7 Form of Subadvisory Agreement among the Registrant, Phoenix Realty Securities, Inc. and Duff & Phelps Investment Management Co., covering the Phoenix Real Estate Securities Series, filed via Edgar with Post-Effective Amendment No. 23 on December 12, 1997.

               5.8 Form of Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc., covering the Engemann Nifty Fifty, Seneca Mid-Cap Growth, Phoenix Income and Growth, Phoenix Value Equity and Schafer Mid-Cap Value Series, filed via Edgar with Post-Effective Amendment No. 24 on February 24, 1998.

               5.9 Form of Investment Subadvisory Agreement among the Registrant, Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Seneca Capital Management, LLC and Schafer Capital Management, Inc., filed via Edgar with Post-Effective Amendment No. 24 on February 24, 1998.

               6.   Not Applicable.

               7.   Not Applicable.

               8. Form of Custodian Agreement between Registrant and The Chase Manhattan Bank, N.A. covering the International Series, filed with Post-Effective Amendment No. 4 on March 13, 1990 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               8.1 Form of Amendment to Custodian Agreement covering International, Money Market, Growth, Multi-Sector Fixed Income, Strategic Income and Balanced Series, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               8.2 Custodian Agreement between Registrant and Brown Brothers Harriman & Co. covering the International and Asia Series, filed with Post-Effective Amendment No. 12 on February 16, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               8.3 Form of Custodian Agreement between Registrant and State Street Bank and Trust Company dated May 1, 1997 covering the Real Estate Securities and Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 23 on December 12, 1997.



               9.1 Form of Transfer Agency Agreement, filed with original Registration Statement on Form N-1A on April 18, 1986 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               9.2 Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated December 11, 1996 filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               9.3 First Amendment to Financial Agent Agreement effective February 27, 1998 filed via Edgar herewith.


               10. Opinion and Consent of Counsel covering shares of the International, Multi-Sector Fixed Income, Growth, Money Market, Balanced and Strategic Allocation Series, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               10.1 Opinion and Consent of Counsel covering shares of the Real
                    Estate Securities Series, filed with Post-Effective Amendment No. 13 on April 28, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

               10.2 Opinion and Consent of Counsel covering shares of the
                    Strategic Theme Series, filed via Edgar with Post-Effective Amendment No. 16 on January 29, 1996.

               10.3 Opinion and Consent of Counsel covering shares of the
                    Aberdeen New Asia Series, filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.

               10.4 Opinion and Consent of Counsel covering shares of the
                    Research Enhanced Index Series filed via Edgar with Post-Effective Amendment No. 22 on July 15, 1997.


               10.5 Opinion and Consent of Counsel covering shares of the
                    Engemann Nifty Fifty, Seneca Mid-Cap Growth, Phoenix Growth & Income, Phoenix Value Equity and Schafer Mid-Cap Value Series filed via Edgar with Post-Effective Amendment No. 24 on February 24, 1998.

               11. Written Consent of Price Waterhouse LLP, filed via Edgar with Post-Effective Amendment No. 25 on April ,1998.


               12.  Not Applicable.

               13.  Not Applicable.

               14.  Not Applicable.

               15.  Not Applicable.

               16.  Not Applicable.


               17. Financial Data Schedule, filed via Edgar herewith and reflected on Edgar as Exhibit 27.


               18. Powers of Attorney, filed via Edgar with Post-Effective Amendment No. 17 on April 17, 1996.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    The following diagram illustrates the Registrant's place in the organizational structure:


[GRAPHIC OMITTED]

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


                                                       NUMBER OF RECORD HOLDERS
           TITLE OF CLASS                                AS OF APRIL 15, 1998
           --------------                                --------------------
           Multi-Sector Series                                    4
           Money Market Series*                                   4
           Growth Series                                          7
           Allocation Series                                      4
           Balanced Series                                        4
           International Series                                   4
           Real Estate Series                                     5
           Theme Series                                           4
           Asia Series                                            5
           Enhanced Index Series                                  5
           Nifty Fifty Series                                     5
           Seneca Mid-Cap Series                                  5
           Value Series                                           5
           Growth & Income Series                                 5
           Schafer Mid-Cap Series                                 5


----------

*Phoenix Mutual Life Insurance Company purchased 1 share of the Money Market Series at a price of $10 per share on February 18, 1986.

ITEM 27. INDEMNIFICATION
    The Declaration of Trust provides that the Fund shall indemnify each of its Trustees and officers against liabilities arising by reason of being or having been a Trustee or officer, except for matters as to which such Trustee or officer shall have been finally adjudicated not to have acted in good faith and except for liabilities arising by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of duties.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

    See "Management of the Fund" in the Prospectus and "Management of the Fund" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC File Nos. 801-5995 for Phoenix Investment Counsel Inc.; 801-48190 for Phoenix Realty Securities, Inc.; 801-52167 for Phoenix-Aberdeen International Advisors, LLC; 801-14813 for Duff & Phelps Investment Management Co.) filed under the Investment Advisers Act of 1940, incorporated herein by reference.


ITEM 29. PRINCIPAL UNDERWRITERS
          Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
          Phoenix Home Life Mutual Insurance Company
          One American Row
          Hartford, Connecticut 06115
          and
          101 Munson Street
          P.O. Box 942
          Greenfield, Massachusetts 01302-0942

ITEM 31. MANAGEMENT SERVICES
    All management-related service contracts are discussed in Part A or B of this Registration Statement.

ITEM 32. UNDERTAKINGS
          (a)   Not Applicable.


          (b) Registrant undertakes to file a post-effective amendment using financial statements which need not be certified, within four to six months from the effective date of Registrant's Post-Effective Amendment No. 24 with respect to the Nifty Fifty, Seneca Mid-Cap, Growth & Income, Value and Schafer Mid-Cap Series.


          (c) The information called for by Item 5A of Form N-1A is contained in the Fund's annual report to shareholders; accordingly, the Fund hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Fund's latest annual report, upon request and without charge.

          (d) Registrant undertakes to provide the information specified pursuant to Regulation S-K, Item 512 (Reg. ss.229.512), as applicable, the terms of which are incorporated herein by reference.

          (e) Registrant undertakes to call a special meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders, as required by Section 16(c) of the 1940 Act, if requested to do so by holders of at least 10% of a Portfolio's outstanding shares.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford and the State of Connecticut on the 29th day of April, 1998.




                                             THE PHOENIX EDGE SERIES FUND


Attest:   /s/ Thomas N. Steenburg            By: /s/ Philip R. McLoughlin
          -------------------------              --------------------------
              Thomas N. Steenburg                    Philip R. McLoughlin
              Assistant Secretary                         President



    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on this 29th day of April, 1998.



                  SIGNATURE                                       TITLE
                  ---------                                       -----

                                                                  Trustee
 ---------------------------------------------
                Robert Chesek*

                                                                  Trustee
 ---------------------------------------------
              E. Virgil Conway*

                                                                  Treasurer
 ---------------------------------------------
              Nancy G. Curtiss*                                   (Principal Financial and Accounting Officer)


                                                                  Trustee
 ---------------------------------------------
             Harry Dalzell-Payne*

                                                                  Trustee
 ---------------------------------------------
             Francis E. Jeffries*

                                                                  Trustee
 ---------------------------------------------
              Leroy Keith, Jr.*



           /s/ Philip R. McLoughlin                               Trustee and President
 ---------------------------------------------
             Philip R. McLoughlin                                 (Principal Executive Officer)



                                                                  Trustee
 ---------------------------------------------
              Everett L. Morris*

                                                                  Trustee
 ---------------------------------------------
               James M. Oates*

                                                                  Trustee
 ---------------------------------------------
             Calvin J. Pedersen*

                                                                  Trustee
 ---------------------------------------------
              Herbert Roth, Jr.*


                                     S-1(C)

                  SIGNATURE                                       TITLE
                  ---------                                       -----


                                                                  Trustee
 ---------------------------------------------
             Richard E. Segerson*
                                                                  Trustee
 ---------------------------------------------
           Lowell P. Weicker, Jr.*





By:  /s/ Philip R. McLoughlin
     --------------------------
     *Philip R. McLoughlin, pursuant to powers of attorney filed previously.



                                     S-2(C)